1933 Act File No. 333-7008
                                                      1940 Act File No. 811-8227



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form N-1A



REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              X
                                                                  ----



    Pre-Effective Amendment No.                       ......
                                --------



    Post-Effective Amendment No.   1                  ......   X
                                 -----                      ----



                                     and/or



REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         X



    Amendment No.  7                                  ......   X
                  ----                                      ----



                              DEUTSCHE FUNDS, INC.

                   (Formerly, Deutsche Family of Funds, Inc.)

               (Exact Name of Registrant as Specified in Charter)



            5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010

                    (Address of Principal Executive Offices)



                                 (412) 288-1900

                         (Registrant's Telephone Number)



Victor R. Siclari, Esquire               Copy to: John T. Bostelman,

Federated Investors Tower                          Sullivan & Cromwell

Pittsburgh, PA 15222-3779                          125 Broad Street

New York, New York  10019                          New York, New York 10004

(Name and Address of Agent for Service)

                            New York, New York 10022





It is proposed that this filing will become effective

(check appropriate box)



[ ] immediately upon filing pursuant to paragraph (b)

[X] on APRIL 29, 1998 pursuant to paragraph (b)

[ ] 60 days after filing pursuant to paragraph (a)(1)

[ ] on (date) pursuant to paragraph (a)(1)

[ ] 75 days after filing pursuant to paragraph (a)(2)

[ ] on (date) pursuant to paragraph (a)(2) of rule 485.



If appropriate, check the following box:



[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.



                              CROSS REFERENCE SHEET

                          (as required by Rule 404(c))



N-1A Item No.                                           Location



Part A

  Item 1.   Cover Page . . . . . . . . . . . . . . . .  Cover Page

  Item 2.   Synopsis . . . . . . . . . . . . . . . . .  Expense Summary

  Item 3.   Condensed Financial Information. . . . . .  Financial Highlights

  Item 4.   General Description of Registrant. . . . .  Investment Objectives Policies and

                                                        Restrictions; Investing in the Funds

  Item 5.   Management of the Fund . . . . . . . . . .  Management of the Corporation and the

                                                        Portfolio Trust; Expense Summary

  Item 5A.  Management's Description of Fund Performance Not Applicable

  Item 6.   Capital Stock and Other Securities . . . .  Investing in the Funds

  Item 7.   Purchase of Securities Being Offered . . .  Purchase of Shares; Special Purchase Features

  Item 8.   Redemption or Repurchase . . . . . . . . .  Redemption of Shares; Exchange Privileges;

                                                                                      Special Redemption Features; Contingent

                                                                                      Deferred Sales Charge

  Item 9.   Pending Legal Proceedings. ... . . . . . .  Not Applicable



Part B

  Item 10.  Cover Page . . . . . . . . . . . . . . . .  Cover Page

  Item 11.  Table of Contents. . . . . . . . . . . . .  Table of Contents

  Item 12.  General Information and History. . . . . .  Not Applicable

  Item 13.  Investment Objectives and Policies . . . .  Investment Objectives and Policies;

                                                        Investment Restrictions

  Item 14.  Management of the Fund . . . . . . . . . .  Directors, Trustees and Officers; Manager;

                                                        Administrator; Off- Shore Agent, Service

                               Agent; Distributor

  Item 15.  Control Persons and Principal
               Holders of Securities  . . . . . . . . . Directors, Trustees and Officer

  Item 16.  Investment Advisory and Other Services . .  Adviser; Administrator; Off-Shore Agent;

                                                        Distributor; Servicing Agent

  Item 17.  Brokerage Allocation and Other Practices .  Portfolio Transactions

  Item 18.  Capital Stock and Other Securities . . . .  Description of Shares

  Item 19.  Purchase, Redemption and Pricing of
               Securities Being Offered. . . . . . . . Purchase of

                                                       Shares; Redemption of Shares; Net Asset    Value;

                               Redemption in Kind

  Item 20.  Tax Status . . . . . . . . . . . . . . . .  Federal Taxes

  Item 21.  Underwriters . . . . . . . . . . . . . . .  Administrator; Distributor; Purchase of Shares

  Item 22.  Calculation of Performance Data  . . . . .  Computation of Performance

  Item 23.  Financial Statements . . . . . . . . . . .  Financial Statements







Supplement to the Prospectus, dated April 30, 1998.


                              PRESIDENT'S MESSAGE



Dear Shareholder:



I am pleased to present the first Semi-Annual Report for Deutsche Top 50 World,

Deutsche Top 50 Europe, Deutsche Top 50 Asia and Deutsche Top 50 U.S.



On the following pages you will find complete financial information concerning your investment in the Deutsche Funds. Also included is a list of fund holdings,

and the fund's financial statements.



Please note that this report covers the period from the date of initial public investment in the funds through February 28, 1998.



We are very proud of the funds we offer. Managed by the award-winning professionals at Deutsche Fund Management, Inc., our funds are poised to take advantage of the dynamic changes occurring in European, Asian and U.S. markets.*

The Deutsche Funds seek to provide you with a variety of ways to allocate assets within the international portion of your portfolio, while seeking to enable you to minimize risks that sometimes may be associated with international investing.



May I suggest that you take the time to review this report and familiarize yourself with your fund's strategy and holdings. We believe that the true measure of any fund's performance is over the longer term.



Thank you for selecting Deutsche Funds to pursue your financial goals. We are committed to providing quality investment products, coupled with our further commitment to the highest level of service possible.



Sincerely,



/s/ Brian Lee



Brian Lee



President



April 15, 1998



* Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards. Emerging markets structures may be less diverse and mature, and their political systems may be less stable. In addition, Asian and

 Pacific Rim countries may have relatively unstable governments, economies based on only a few commodities or industries, and securities markets trading infrequently or in low volumes.





                TRUSTEES                                OFFICERS







Mutual funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal

Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves risk, including possible loss of principal.



This report is authorized for distribution to prospective investors only when preceded or accompanied by the funds' prospectuses which contain facts concerning their objective and policies, management fees, expenses and other information.















Supplement to the Prospectus, dated April 30, 1998.



                              PRESIDENT'S MESSAGE



Dear Shareholder:



I am pleased to present the first Semi-Annual Report for Deutsche European Mid-

Cap Fund, Deutsche German Equity Fund, Deutsche Japanese Equity Fund, Deutsche

Global Bond Fund and Deutsche European Bond Fund.



On the following pages you will find complete financial information concerning your investment in the Deutsche Funds. Also included is a list of fund holdings,

and the fund's financial statements.



Please note that this report covers the period from the date of initial public investment in the funds through February 28, 1998.



We are very proud of the funds we offer. Managed by the award-winning professionals at Deutsche Fund Management, Inc., our funds are poised to take advantage of the dynamic changes occurring in European, Asian and U.S. markets.*

The Deutsche Funds seek to provide you with a variety of ways to allocate assets within the international portion of your portfolio, while seeking to enable you to minimize risks that sometimes may be associated with international investing.



May I suggest that you take the time to review this report and familiarize yourself with your fund's strategy and holdings. We believe that the true measure of any fund's performance is over the longer term.



Thank you for selecting Deutsche Funds to pursue your financial goals. We are committed to providing quality investment products, coupled with our further commitment to the highest level of service possible.



Sincerely,



/s/ Brian Lee



Brian Lee



President



April 15, 1998



* Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards. Emerging markets structures may be less diverse and mature, and their political systems may be less stable. In addition, Asian and

 Pacific Rim countries may have relatively unstable governments, economies based on only a few commodities or industries, and securities markets trading infrequently or in low volumes.





                TRUSTEES                                OFFICERS







Mutual funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal

Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves risk, including possible loss of principal.



This report is authorized for distribution to prospective investors only when preceded or accompanied by the funds' prospectuses which contain facts concerning their objective and policies, management fees, expenses and other information.











Supplement to the Prospectus, dated April 30, 1998



                             PRESIDENT'S MESSAGE



Dear Shareholder:



I am pleased to present the first Semi-Annual Report for Deutsche Top 50 Europe,

Deutsche European Mid-Cap Fund, Deutsche German Equity Fund and Deutsche

European Bond Fund.



On the following pages you will find complete financial information concerning your investment in Deutsche Funds. Also included is a list of fund holdings, and the fund's financial statements.



Please note that this report covers the period from the date of initial public investment in the funds through February 28, 1998.



We are very proud of the funds we offer. Managed by the award-winning professionals at Deutsche Fund Management, Inc., our funds are poised to take advantage of the dynamic changes occurring in European, Asian and U.S. markets.*

The Deutsche Funds seek to provide you with a variety of ways to allocate assets within the international portion of your portfolio, while seeking to enable you to minimize risks that sometimes may be associated with international investing.



May I suggest that you take the time to review this report and familiarize yourself with your fund's strategy and holdings. We believe that the true measure of any fund's performance is over the longer term.



Thank you for selecting Deutsche Funds to pursue your financial goals. We are committed to providing quality investment products, coupled with our further commitment to the highest level of service possible.



Sincerely,



/s/ Brian Lee



Brian Lee



President



April 15, 1998



* Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards. In addition, emerging markets structures may be less diverse and mature, and their political systems may be less stable.



                TRUSTEES                                OFFICERS







Mutual funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal

Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves risk, including possible loss of principal.



This report is authorized for distribution to prospective investors only when preceded or accompanied by the funds' prospectuses which contain facts concerning their objective and policies, management fees, expenses and other information.






Supplement to Prospectuses dated April 30, 1998.

                     Statements of Assets and Liabilities
                              Deutsche Funds, Inc.

                         February 28, 1998 (unaudited)

                                                                                Deutsche  Deutsche   Deutsche    Deutsche
                                                                                 Top 50    Top 50     Top 50      Top 50
                                                                                 World     Europe      Asia         US
Assets:
Investments in corresponding Deutsche Portfolios at value                       $ 36,079   $15,908    $14,996   $1,038,124
Receivable from Manager for expense reimbursement                                 54,349    54,490     49,523       66,634
Deferred organization costs                                                       11,553    11,560     11,636       11,553
 Total assets                                                                    101,981    81,958     76,155    1,116,311
Liabilities:
Service fees payable--Class A                                                         20        13         11          364
Organization costs payable                                                        12,588    12,595     12,588       12,588
Accrued expenses and other liabilities                                            52,255    52,066     48,309       56,614
 Total liabilities                                                                64,863    64,674     60,908       69,566
 Net assets                                                                     $ 37,118   $17,284    $15,247   $1,046,745
Net Assets Consist of:
Capital stock, $0.001 par value (authorized 10,000,000 shares for each Fund)           3         1          1           75
Paid-in capital                                                                   33,690    16,110     14,859      924,846
Undistributed (accumulated) net investment income (loss)                             115        (7)         1         (489)
Undistributed (accumulated) net realized gain (loss) on investments
and foreign currency transactions                                                    324        97       (661)       2,099
Net unrealized appreciation (depreciation) of investments
and foreign currency                                                               2,986     1,083      1,047      120,214
 Net assets                                                                     $ 37,118   $17,284    $15,247   $1,046,745
Computation of Net Asset Value, Redemption Price and
Offering Price Per Share:
Net assets--Class A                                                             $ 37,118   $17,284    $15,247   $1,046,745
Shares outstanding--Class A                                                        2,756     1,291      1,305       75,089
Net asset value and redemption price per share--Class A                           $13.47    $13.39     $11.69       $13.94
Offering price per share--Class A                                                 $14.25    $14.17     $12.37       $14.75

    The accompanying notes are an integral part of the Financial Statements.


                Statements of Assets and Liabilities--Continued

                              Deutsche Funds, Inc.

                         February 28, 1998 (unaudited)

                                                          Deutsche   Deutsche   Deutsche   Deutsche  Deutsche
                                                          European    German    Japanese    Global   European
                                                           Mid-Cap    Equity     Equity      Bond      Bond
                                                            Fund       Fund       Fund       Fund      Fund
Assets:
Investments in corresponding Deutsche Portfolios
at value                                                   $18,449    $19,574    $ 9,681    $12,073   $13,814
Receivable from Manager for expense reimbursement           48,961     48,962     48,561     49,415    48,812
Deferred organization costs                                 11,663     11,663     11,663     11,643    11,663
 Total assets                                               79,073     80,199     69,905     73,131    74,289
Liabilities:
Service fees payable--Class A                                   12         13          9         11        11
Organization costs payable                                  12,595     12,595     12,588     12,588    12,595
Accrued expenses and other liabilities                      47,396     47,387     47,068     48,019    47,336
 Total liabilities                                          60,003     59,995     59,665     60,618    59,942
 Net assets                                                $19,070    $20,204    $10,240    $12,513   $14,347
Net Assets Consist of:
Capital stock, $0.001 par value (authorized 10,000,000
shares for each Fund)                                            1          1          1          1         1
Paid-in capital                                             17,866     18,410     11,710     12,309    14,110
Undistributed (accumulated) net investment
income (loss)                                                  (69)       (51)       (29)       163       174
Undistributed (accumulated) net realized gain (loss)
on investments and foreign currency transactions               234        410       (479)         3        41
Net unrealized appreciation (depreciation) of
investments and foreign currency                             1,038      1,434       (963)        37        21
 Net assets                                                $19,070    $20,204    $10,240    $12,513   $14,347
Computation of Net Asset Value, Redemption Price and
Offering Price Per Share:
Net assets--Class A                                        $19,070    $20,204    $10,240    $12,513   $14,347
Shares outstanding--Class A                                  1,446      1,469        944        983     1,126
Net asset value and redemption price per
share--Class A                                              $13.19     $13.75     $10.85     $12.73    $12.74
Offering price per share--Class A                           $13.96     $14.55     $11.48     $13.33    $13.34

The accompanying notes are an integral part of the Financial Statements.




                            Statements of Operations

                              Deutsche Funds, Inc.
  For the period from Commencement of Operations through February 28, 1998(a)
                                  (unaudited)

                                                                                        Deutsche   Deutsche    Deutsche   Deutsche
                                                                                         Top 50     Top 50      Top 50     Top 50
                                                                                          World     Europe       Asia        US
Investment Income:
Investment Income and Expenses allocated from the corresponding Deutsche
Portfolios:
Dividend income                                                                         $    195   $     28   $      31   $  1,949
Less: foreign withholding taxes                                                               (1)        (3)         (2)        --
  Net dividend income                                                                        194         25          29      1,949
Interest income                                                                               52         53          44      1,344
Expenses                                                                                    (966)    (1,347)       (209)   (15,936)
Net investment loss allocated from the corresponding Deutsche Portfolios                    (720)    (1,269)       (136)   (12,643)
Expenses:
Audit fees                                                                                 2,055      2,055       1,891      2,055
Legal fees                                                                                 2,055      2,055       1,891      2,055
Accounting fees                                                                            7,809      7,809       7,184      7,809
Directors' fees and expenses                                                               3,082      3,082       2,836      3,082
Administration fees                                                                            5          4           3        164
Insurance fees                                                                               452        452         415        452
Reports to Shareholders                                                                    6,576      6,576       6,050      6,576
Transfer agent fees                                                                        5,686      5,407       5,392      5,884
Registration fees                                                                         20,630     20,630      18,978     20,630
Other expenses                                                                             4,109      4,110       3,783      4,108
Amortization of organization costs                                                         1,035      1,035         952      1,035
Service fees--Class A                                                                         20         13          11        630
  Total expenses                                                                          53,514     53,228      49,386     54,480
Less: Expense reimbursement                                                              (54,349)   (54,490)    (49,523)   (66,634)
  Net expenses                                                                              (835)    (1,262)       (137)   (12,154)
    Net investment income (loss)                                                             115         (7)          1       (489)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
allocated from the corresponding Deutsche Portfolios:
Net realized gain (loss) on:
 Investments                                                                                 335         14        (644)     2,099
 Foreign currency transactions                                                               (11)        83         (17)        --
Net change in unrealized appreciation/depreciation on:
 Investments                                                                               2,986      1,083       1,028    120,214
 Foreign currency                                                                             --         --          19         --
 Net Realized and Unrealized Gain (Loss) on Investments and Foreign
Currency from the corresponding Deutsche Portfolios                                        3,310      1,180         386    122,313
    Net Increase (Decrease) in Net Assets Resulting from Operations                     $  3,425   $  1,173   $     387   $121,824
(a) Commencement of operations:                                                          10/2/97    10/2/97    10/14/97    10/2/97
The accompanying notes are an integral part of the Financial Statements.


                      Statements of Operations--Continued

                              Deutsche Funds, Inc.
  For the period from Commencement of Operations through February 28, 1998(a)
                                  (unaudited)

                                  Deutsche        Deutsche       Deutsche      Deutsche       Deutsche
                                  European         German        Japanese       Global        European
                                   Mid-Cap         Equity         Equity         Bond           Bond
                                    Fund            Fund           Fund          Fund           Fund
Investment Income:
Investment Income and
 Expenses allocated from the
corresponding Deutsche
 Portfolios:
Dividend income                   $       9     $      37      $       5     $      --     $      --
Less: foreign withholding
 taxes                                   (2)          (10)            (1)           --            --
  Net dividend income                     7            27              4            --            --
Interest income                           3             4             25           218           232
Expenses                               (587)         (601)          (508)         (384)         (484)
Net investment loss
 allocated from the
 corresponding
Deutsche Portfolios                    (577)         (570)          (479)         (166)         (252)
Expenses:
Audit fees                            1,849         1,849          1,836         1,877         1,849
Legal fees                            1,849         1,849          1,836         1,877         1,849
Accounting fees                       7,028         7,028          6,976         7,132         7,028
Directors' fees and expenses          2,774         2,774          2,754         2,815         2,774
Administration fees                       3             3              2             3             3
Insurance fees                          406           406            403           412           406
Reports to Shareholders               5,918         5,918          5,875         6,006         5,918
Transfer agent fees                   5,414         5,405          5,398         5,413         5,350
Registration fees                    18,567        18,567         18,429        18,842        18,567
Other expenses                        3,701         3,699          3,668         3,753         3,699
Amortization of organization
 costs                                  932           932            925           945           932
Service fees--Class A                    12            13              9            11            11
  Total expenses                     48,453        48,443         48,111        49,086        48,386
Less: Expense reimbursement         (48,961)      (48,962)       (48,561)      (49,415)      (48,812)
  Net expenses                         (508)         (519)          (450)         (329)         (426)
    Net investment income
    (loss)                              (69)          (51)           (29)          163           174
Net Realized and Unrealized
 Gain (Loss) on Investments
 and Foreign
Currency allocated from the
 corresponding Deutsche
 Portfolios:
Net realized gain (loss) on:
 Investments                             88           285           (505)           (8)          (22)
 Foreign currency
  transactions                          146           125             26            11            63
Net change in unrealized
 appreciation/depreciation
 on:
 Investments                          1,038         1,434           (963)           39            26
 Foreign currency                        --            --             --            (2)           (5)
  Net Realized and
   Unrealized Gain (Loss) on
   Investments and
Foreign Currency from the
 Deutsche Portfolios                  1,272         1,844         (1,442)           40            62
    Net Increase (Decrease)
    in Net Assets Resulting
    From Operations               $   1,203     $   1,793      $  (1,471)    $     203     $     236
(a) Commencement of
 operations:                       10/17/97      10/17/97       10/20/97      10/15/97      10/17/97

The accompanying notes are an integral part of the Financial Statements.



                      Statements of Changes in Net Assets

                              Deutsche Funds, Inc.
  For the period from Commencement of Operations through February 28, 1998(a)
                                  (unaudited)

                                                                            Deutsche   Deutsche    Deutsche    Deutsche
                                                                             Top 50     Top 50      Top 50      Top 50
                                                                              World     Europe       Asia         US
Increase (Decrease) in Net Assets:
Operations--
Net investment income (loss)                                                $    115   $     (7)  $       1   $     (489)
Net realized gain (loss) on investments and foreign currency
transactions                                                                     324         97        (661)       2,099
Net change in unrealized appreciation/depreciation on
investments and foreign currency                                               2,986      1,083       1,047      120,214
Net increase (decrease) in net assets resulting from operations                3,425      1,173         387      121,824
Capital Share Transactions: Class A
Net proceeds from shares sold                                                 25,299      5,000       6,672      913,810
Net cost of shares redeemed                                                   (2,718)        --      (2,923)          --
Net increase in net assets resulting from capital
share transactions                                                            22,581      5,000       3,749      913,810
  Total increase (decrease) in net assets                                     26,006      6,173       4,136    1,035,634
Net Assets:
Beginning of period                                                           11,112     11,111      11,111       11,111
End of period(b)                                                            $ 37,118   $ 17,284   $  15,247   $1,046,745


Capital Shares--Class A
Shares outstanding, beginning of period                                          889        889         889          889
Shares sold                                                                    2,073        402         678       74,200
Shares redeemed                                                                 (206)        --        (262)          --
  Capital shares outstanding, end of period                                    2,756      1,291       1,305       75,089

(a) Commencement of operations:                                              10/2/97    10/2/97    10/14/97      10/2/97
(b) Including undistributed (accumulated) net investment income (loss).     $    115   $     (7)  $       1   $     (489)

The accompanying notes are an integral part of the Financial Statements.


                 Statements of Changes in Net Assets--Continued

                              Deutsche Funds, Inc.

  For the period from Commencement of Operations through February 28, 1998(a)
                                  (unaudited)


                                                                             Deutsche    Deutsche    Deutsche   Deutsche   Deutsche
                                                                             European     German     Japanese    Global    European
                                                                             Mid-Cap      Equity      Equity      Bond       Bond
                                                                               Fund        Fund        Fund       Fund       Fund
Increase (Decrease) in Net Assets:
Operations--
Net investment income (loss)                                                $     (69)  $     (51)  $     (29)  $     163  $     174
Net realized gain (loss) on investments and foreign
currency transactions                                                             234         410        (479)          3         41
Net change in unrealized appreciation/depreciation
on investments and foreign currency                                             1,038       1,434        (963)         37         21
Net increase (decrease) in net assets resulting
from operations                                                                 1,203       1,793      (1,471)        203        236
Capital Share Transactions: Class A
Net proceeds from shares sold                                                   6,756       7,300         600       1,199      3,000
Net cost of shares redeemed                                                        --          --          --          --         --
Net increase in net assets resulting from capital
share transactions--Class A                                                     6,756       7,300         600       1,199      3,000
  Total increase (decrease) in net assets                                       7,959       9,093        (871)      1,402      3,236
Net Assets:
Beginning of period                                                            11,111      11,111      11,111      11,111     11,111
End of period(b)                                                            $  19,070   $  20,204   $  10,240   $  12,513  $  14,347


Capital Shares--Class A
Shares outstanding, beginning of period                                           889         889         889         889        889
Shares sold                                                                       557         580          55          94        237
Shares redeemed                                                                    --          --          --          --         --
  Capital shares outstanding, end of period                                     1,446       1,469         944         983      1,126

(a) Commencement of operations:                                              10/17/97    10/17/97    10/20/97    10/15/98   10/17/97
(b) Including undistributed (accumulated) net
investment income (loss).                                                   $     (69)  $     (51)  $     (29)  $     163  $     174

The accompanying notes are an integral part of the Financial Statements.



                              Financial Highlights

                              Deutsche Funds, Inc.

  For the period from Commencement of Operations through February 28, 1998 (a)
                                  (unaudited)

Selected data for a Class A share of common stock outstanding throughout the period.
                                                                                        Deutsche   Deutsche    Deutsche   Deutsche
                                                                                         Top 50     Top 50      Top 50     Top 50
                                                                                          World     Europe       Asia        US
Net asset value at beginning of period                                                  $  12.50   $  12.50   $   12.50     $12.50
Investment operations:
  Net investment income (loss)                                                              0.04      (0.01)         --      (0.01)
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                                                      0.93       0.90       (0.81)      1.45
  Increase (decrease) from investment operations                                            0.97       0.89       (0.81)      1.44
Net asset value at end of period                                                        $  13.47   $  13.39   $   11.69     $13.94
Total Return (based on net asset value)(c)*                                                 7.76%      7.12%     (6.48)%     11.52%
Ratios and Supplemental Data
  Net assets, end of period (000's)                                                     $     37   $     17   $      15   $  1,047
  Ratios to average net assets
  Expenses(b)**                                                                             1.60%      1.60%       1.60%      1.50%
  Net investment income (loss)(b)**                                                         1.39%    (0.13)%       0.02%    (0.19)%
 (a) Commencement of operations:                                                         10/2/97    10/2/97    10/14/97    10/2/97

 (b) Includes the Fund's allocated portion of the corresponding Deutsche Portfolios' expenses net of expense reimbursments. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income to average net assets would have been as follows:

   Expenses to average net assets**                   659.25%    1,024.42%    1,113.74%    27.64%
   Net investment income to average net assets**    (656.27)%  (1,022.96)%  (1,112.10)%  (26.34)%

 (c) Total Return based on net asset value, excluding the effect of shareholder transaction charges, assumes a purchase of common stock at net asset value at commencement of operations and a sale on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.
  * Not annualized
 ** Annualized
The accompanying notes are an integral part of the Financial Statements.


                        Financial Highlights--Continued

                              Deutsche Funds, Inc.

  For the period from Commencement of Operations through February 28, 1998 (a)
                                  (unaudited)

Selected data for a Class A share of common stock outstanding throughout the period.

                                                                    Deutsche    Deutsche    Deutsche    Deutsche    Deutsche
                                                                    European     German     Japanese     Global     European
                                                                    Mid-Cap      Equity      Equity       Bond        Bond
                                                                      Fund        Fund        Fund        Fund        Fund
Net asset value at beginning of period                             $   12.50   $   12.50   $   12.50   $   12.50      $12.50
Investment operations:
  Net investment income (loss)                                         (0.05)      (0.03)      (0.03)       0.17        0.15
  Net realized and unrealized gain (loss) on
investments and foreign currency                                        0.74        1.28       (1.62)       0.06        0.09
  Increase (decrease) from investment operations                        0.69        1.25       (1.65)       0.23        0.24
Net asset value at end of period                                   $   13.19   $   13.75   $   10.85   $   12.73      $12.74
Total Return (based on net asset value)(c)*                             5.52%      10.00%    (13.20)%       1.84%       1.92%
Ratios and Supplemental Data
  Net assets, end of period (000's)                                $      19   $      20   $      10   $      13   $      14
  Ratios to average net assets
  Expenses(b)**                                                         1.60%       1.60%       1.60%       1.30%       1.30%
  Net investment income (loss)(b)**                                    (1.40)%     (0.99)%     (0.82)%       3.85%       3.93%
 (a) Commencement of operations:                                    10/17/97    10/17/97    10/20/97    10/15/97    10/17/97

 (b) Includes the Fund's allocated portion of the corresponding Deutsche Portfolios' expenses net of expense reimbursments. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income to average net assets would have been as follows:

   Expenses to average net assets                     992.68%    953.73%    1,370.77%    1,167.16%    1,102.89%
   Net investment income to average net assets**    (992.47)%  (953.13)%  (1,369.95)%  (1,162.02)%  (1,097.66)%

 (c) Total Return based on net asset value, excluding the effect of shareholder transaction charges, assumes a purchase of common stock at net asset value at commencement of operations and a sale on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager. * Not annualized
** Annualized

The accompanying notes are an integral part of the Financial Statements.



                         Notes to Financial Statements

                              Deutsche Funds, Inc.

                               February 28, 1998

Note 1--Organization

Deutsche Funds, Inc. (the "Company") was incorporated in Maryland on May 22, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company currently consists of eleven separate investment series (each a "Fund" and collectively the "Funds"). The accompanying financial statements and notes thereto relate to nine of these Funds: Deutsche Top 50 World ("Top 50 World"); Deutsche Top 50 Europe ("Top 50 Europe"); Deutsche Top 50 Asia ("Top 50 Asia"); Deutsche Top 50 US ("Top 50 US"); Deutsche European Mid-Cap Fund ("European Mid-Cap Fund"); Deutsche German Equity Fund ("German Equity Fund") Deutsche Japanese Equity Fund ("Japanese Equity Fund") (collectively, the "Equity Funds"); and Deutsche Global Bond Fund ("Global Bond Fund") and Deutsche European Bond Fund ("European Bond Fund") (collectively, the "Bond Funds").

Each of the Funds will seek to achieve their respective investment objective by investing substantially all of their assets in the corresponding portfolio of Deutsche Portfolios (the "Portfolio Trust") having substantially the same investment objective of each of the respective Funds. The Portfolio Trust is an open-end management investment company and comprises ten portfolios (each a "Portfolio"). The financial statements of nine of the Portfolios, including their portfolio of investments, are included elsewhere within this report and should be read in conjuction with each Fund's financial statements.

The Company has not retained the services of an investment adviser since the Funds seek to achieve their investment objective by investing all of their investable assets in their corresponding Portfolio of the Portfolio Trust. Each Portfolio is managed by Deutsche Fund Management, Inc. ("DFM"), an indirect subsidiary of Deutsche Bank AG. Federated Services Company serves as Administrator to the Funds and Federated Shareholder Services Company serves as transfer agent and dividend disbursing agent to the Funds. Edgewood Services, Inc. ("Edgewood") serves as distributor to the Funds (the "Distributor").

Each Fund recognizes daily a pro-rata portion of its corresponding Portfolio's income and expenses, including fees paid to DFM and the amortization of organization expenses. Each Fund offers two classes of shares to investors, Class A and Class B. Both Class A Shares and Class B Shares are subject to a Service Plan and Class B Shares are also subject to a Distribution Plan. Each Class will bear its respective portion of the expenses under the Service and Distribution Plans. The Funds commenced operations in October 1997. As of February 28, 1998, only Class A Shares have been sold to the public.

Note 2--Significant Accounting Policies

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds:

Investment Valuation:

The value of a Fund's investment in the Portfolio included in the accompanying Statement of Assets and Liabilities reflects the Fund's proportionate beneficial interest in the net assets of the Portfolio (percentages as of February 28, 1998 are listed below). Valuation of securities by the Portfolio is discussed in Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.



Fund                     Percentage                 Portfolio
Top 50 World                   0.40%  Top 50 World Portfolio (US Dollar)
Top 50 Europe                  0.20%  Top 50 Europe Portfolio (US Dollar)
Top 50 Asia                    0.05%  Top 50 Asia Portfolio (US Dollar
Top 50 US                     14.74%  Top 50 US Portfolio (US Dollar
European Mid-Cap Fund          0.79%  Provesta Portfolio (US Dollar)
German Equity Fund             0.81%  Investa Portfolio (US Dollar)
Japanese Equity Fund           0.58%  Japanese Equity Portfolio (US Dollar)
Global Bond Fund               0.40%  Global Bond Portfolio (US Dollar)
European Bond Fund             0.59%  European Bond Portfolio (US Dollar)

From time to time, the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investments activities of these shareholders could have a material impact on the Funds and Portfolios.

Investment Income, Expense, Realized and Unrealized Gains and Losses

The Funds record their proportionate share of the investment income, expense, realized and unrealized gains and losses recorded by the Portfolio on a daily basis. The investment income, expense, realized and unrealized gains and losses are allocated daily to investors of the Portfolio based upon the amount of their investment in the Portfolio. The Company accounts separately for the assets, liabilities and operations of each Fund. Expenses attributable to each Fund are charged directly to the respective Fund, while general Company expenses attributable to more than one Fund of the Company are allocated among the respective Funds. The investment income and expenses of each Fund (other than class specific expenses, realized and unrealized gains and losses are further allocated to each class of shares based on their relative net asset values of each Fund.

Federal Income Taxes

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of the each Fund to qualify for and elect treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended. Accordingly, each Fund would not be subject to U.S. federal income taxes to the extent it distributes substanially all of its taxable income including any net capital gains for each fiscal year. In addition, by distributing, during each calendar year, substantially all of its net investment income and capital gains, each Fund would not be subject to U.S. Federal excise tax.

Distributions to Shareholders

Dividends from net investment income of all Funds are declared and paid at least annually and, in the case of the Bond Funds, monthly. Capital gains of each Fund, if any, are distributed at least annually. Dividends and capital gains distributions are distributed in U.S. dollars. The Funds record all dividend distributions to shareholders on ex-dividend date. During the period ended Febuary 28, 1998, the Global Bond Fund and the European Bond Fund did not distribute monthly dividends.

Deferred Organization Costs

Organization expenses incurred in connection with the organization and initial registration of the Company were paid initially by DFM and will be reimbursed by the Funds. Such organization expenses have been deferred and will be amortized ratably over a period of sixty months from the commencement of operations of the Funds. The amount paid by each Fund on any redemption by Edgewood (or any subsequent holder) of such Fund's initial shares will be reduced by the pro-rata portion of any unamortized organization expenses of the Funds.

Note 3--Significant Agreements and Transactions with Affiliates

The Company has retained the services of Federated Services Company as Administrator. Under the Administration Agreement, Federated Services Company will assist in the operations of the Funds subject to the direction and control of the Board of Directors of the Company. For its services, Federated Services Company receives a fee from each Fund, which is computed daily and paid



                             Deutsche Funds, Inc.

monthly, at an annual rate of 0.065% of the average daily net assets of each Fund up to $500 million and 0.05% of such assets in excess of $500 million for the Fund's then current fiscal year subject to a minimum of $75,000 for the first year and $125,000 for the second year.

The Company has entered into a distribution agreement with Edgewood. Edgewood will serve as principal distributor for shares of each Fund. Pursuant to the Service and Distribution Plans Class B Shares of the Funds are subject to the Distribution Plan and Class A Shares and Class B Shares of the Funds are subject to the Service Plan. Under the Distribution Plan, Class B Shares of each Fund pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of the Fund represented by Class B Shares to finance activity that is principally intended to result in the sale of Class B Shares of the Fund. Under the Service Plan, each Fund pays to DFM, for the provision of certain services to the holders of Class A Shares and Class B Shares, a fee computed at an annual rate of 0.25% of the average daily net assets of each such Class of Shares.

Federated Shareholder Services Company serves as the transfer agent and dividend disbursing agent for each Fund. Federated Services Company and Federated Shareholder Services Company are both affiliated with Edgewood Services Inc. IBT Fund Services (Canada) Inc. will provide fund accounting services to the Funds.

Expense Reimbursements

DFM has voluntarily agreed that it will reimburse each Fund through at least August 31, 1998, to the extent necessary to maintain each Fund's total operating expenses (which includes expenses of the Fund and its pro-rata portion of expenses of the corresponding Portfolio), at not more than 1.60% and 1.30% of the average daily net assets of Class A Shares of the Equity Funds, and the Bond Funds, respectively, with the exception of Deutsche Top 50 US for which DFM has voluntarily agreed to maintain its expenses at 1.50% of average daily net assets for Class A.




                            Portfolio of Investments

                       Top 50 World Portfolio (USDollar)

                         February 28, 1998 (unaudited)

                                               Value
  Shares                                      (Note 2)
--------------    -------------------------   --------
Common Stocks--93.9%
-------------------------------------------
France--7.2%
-------------------------------------------
  1,800            Axa-UAP                     $174,332
                   ------------------------
  1,400            Elf-Aquitaine                159,533
                   ------------------------
  310              L'OREAL                      139,771
                   ------------------------
  410              LVMH Co.                      82,519
                   ------------------------
  800              Total SA-B shares             87,873
                   ------------------------    -------
                   Total                        644,028
                   ------------------------    -------
Germany--6.4%
-------------------------------------------
  3,800            Bayer AG                     160,267
                   ------------------------
  2,400            Daimler-Benz AG              196,620
                   ------------------------
  1,000            Hoechst AG                    38,757
                   ------------------------
  1,600            Schering AG                  179,861
                   ------------------------    -------
                   Total                        575,505
                   ------------------------    -------
Hong Kong--1.0%
-------------------------------------------
  3,200            HSBC Holdings Plc             92,580
                   ------------------------    -------
Italy--1.0%
-------------------------------------------
  16,000           ENI SpA                       93,716
                   ------------------------    -------
Japan--5.0%
-------------------------------------------
  5,300            Canon, Inc.                  121,467
                   ------------------------
  18,000           Fujitsu Ltd.                 202,696
                   ------------------------
  1,400            Sony Corp.                   126,566
                   ------------------------    -------
                   Total                        450,729
                   ------------------------    -------
Netherlands--5.0%
-------------------------------------------
  7,900            Elsevier                     148,820
                   ------------------------
  2,700            Royal Dutch Petroleum Co.    147,831
                   ------------------------
  2,300            Unilever NV                  148,213
                   ------------------------    -------
                   Total                        444,864
                   ------------------------    -------
Singapore--3.2%
-------------------------------------------
  39,100           Singapore Airlines Ltd.      289,540
                   ------------------------    -------
Switzerland--5.9%
-------------------------------------------
  90               Nestle                       157,776
                   ------------------------


                       Top 50 World Portfolio (USDollar)

                                                         Value
    Shares                                             (Note 2)
-------------   ------------------------------------   --------
Common Stocks--continued
----------------------------------------------------
Switzerland--continued
----------------------------------------------------
      74        Novartis AG                            $135,128
                ------------------------------------
      20        Roche Holding AG                        234,379
                ------------------------------------   -------
                Total                                   527,283
                ------------------------------------   -------
United Kingdom--4.4%
----------------------------------------------------
      4,661     British Petroleum Co. Plc                64,180
                ------------------------------------
      5,700     Glaxo Wellcome Plc                      162,371
                ------------------------------------
      17,073    Reuters Group Plc                       171,876
                ------------------------------------   -------
                Total                                   398,427
                ------------------------------------   -------
United States--54.8%
----------------------------------------------------
      4,400     Abbott Laboratories                     329,175
                ------------------------------------
      1,500     Bristol-Myers Squibb Co.                150,281
                ------------------------------------
      800       Chevron Corp.                            64,900
                ------------------------------------
      4,950     Cisco Systems, Inc.                     326,081
                ------------------------------------
      2,500     Citicorp                                331,250
                ------------------------------------
      3,800     Colgate-Palmolive Co.                   308,513
                ------------------------------------
      2,900     Eastman Kodak Co.                       190,313
                ------------------------------------
      900       Exxon Corp.                              57,488
                ------------------------------------
      2,200     Gillette Co.                            237,325
                ------------------------------------
      4,600     Intel Corp.                             412,562
                ------------------------------------
      1,500     International Business Machines Corp.   156,656
                ------------------------------------
      900       Lucent Technologies, Inc.                97,538
                ------------------------------------
      3,000     McDonald's Corp.                        164,250
                ------------------------------------
      6,300     Medtronic, Inc.                         334,688
                ------------------------------------
      1,300     Merck & Co., Inc.                       165,831
                ------------------------------------
      3,300     Microsoft Corp.                         279,675
                ------------------------------------
      2,000     Mobil Corp.                             144,875
                ------------------------------------
      1,500     Monsanto Co.                             76,313
                ------------------------------------
      6,500     Philip Morris Co., Inc.                 282,344
                ------------------------------------
      2,000     Schlumberger Ltd.                       150,750
                ------------------------------------
      1,200     Texaco, Inc.                             66,975
                ------------------------------------
      3,600     The Boeing Co.                          195,300
                ------------------------------------
      2,700     The Coca-Cola Co.                       185,456
                ------------------------------------
      1,700     The Procter & Gamble Co.                144,394
                ------------------------------------


                       Top 50 World Portfolio (USDollar)

                                      Value
    Shares                                                     (Note 2)
 --------------  ------------------------------------------   ----------
Common Stocks--continued
-----------------------------------------------------------
United States--continued
-----------------------------------------------------------
  500            The Walt Disney Co.                          $   55,969
                 ------------------------------------------   ---------
                 Total                                         4,908,902
                 ------------------------------------------   ---------
                 Total Common Stocks (Cost $7,820,378)         8,425,574
                 ------------------------------------------
Preferred Stocks--1.1%
-----------------------------------------------------------
Germany--1.1%
-----------------------------------------------------------
  250            SAP AG                                          103,096
                 ------------------------------------------   ---------
                 Total Preferred Stocks (Cost $88,019)           103,096
                 ------------------------------------------   ---------
                 Total Investments--95.0% (Cost--$7,908,397)   8,528,670
                 ------------------------------------------
                 Other Assets in excess of liabilities--5.0%     444,546
                 ------------------------------------------   ---------
                 Total Net Assets--100.0%                     $8,973,216
                 ------------------------------------------

The accompanying notes are an integral part of the Financial Statements.



                            Portfolio of Investments

                       Top 50 Europe Portfolio (USDollar)

                         February 28, 1998 (unaudited)

                                      Value
   Shares                                                     (Note 2)
--------------    ----------------------------------------    --------
Common Stocks--88.8%
----------------------------------------------------------
Austria--2.7%
----------------------------------------------------------
  3,000           Bank Austria AG                             $204,178
                  ----------------------------------------    -------
Denmark--1.9%
----------------------------------------------------------
  1,870           Coloplast AS B                               147,421
                  ----------------------------------------    -------
France--10.8%
----------------------------------------------------------
  1,550           Axa-UAP                                      150,118
                  ----------------------------------------
  70              Carrefour Supermarche SA                      42,059
                  ----------------------------------------
  1,100           Compagnie Generale des Eaux                  173,279
                  ----------------------------------------
  1,300           Elf-Aquitaine                                148,138
                  ----------------------------------------
  180             L'Air Liquide                                 29,124
                  ----------------------------------------
  40              Rexel SA                                      13,484
                  ----------------------------------------
  1,200           Schneider SA                                  74,784
                  ----------------------------------------
  980             Synthelabo                                   136,973
                  ----------------------------------------
  530             Total SA-B shares                             58,216
                  ----------------------------------------    -------
                  Total                                        826,175
                  ----------------------------------------    -------
Germany--39.7%
----------------------------------------------------------
  3,002           Altana AG                                    239,993
                  ----------------------------------------
  2,582           BASF AG                                       94,022
                  ----------------------------------------
  4,261           Bayer AG                                     179,709
                  ----------------------------------------
  70              Buderus AG                                    31,568
                  ----------------------------------------
  1,013           Deutsche Pfandbrief-und Hypothekenbank AG     76,791
                  ----------------------------------------
  1,436           Duerr AG                                      48,293
                  ----------------------------------------
  1,872           Fresenius Medical Care AG                    131,484
                  ----------------------------------------
  4,265           Gehe AG                                      225,730
                  ----------------------------------------
  9,702           Hoechst AG                                   376,024
                  ----------------------------------------
  454             Mannesmann AG                                272,823
                  ----------------------------------------
  559             Rhoen-Klinikum AG                             57,014
                  ----------------------------------------
  1,174           SAP AG                                       446,597
                  ----------------------------------------
  1,767           Schering AG                                  198,633
                  ----------------------------------------
  1,708           SGL Carbon AG                                202,453
                  ----------------------------------------
  3,993           Siemens AG                                   245,786
                  ----------------------------------------


                       Top 50 Europe Portfolio (USDollar)

                                                                   Value
    Shares                                                       (Note 2)
-------------   ---------------------------------------------   ----------
Common Stocks--continued
-------------------------------------------------------------
Germany--continued
-------------------------------------------------------------

  3,162         Veba AG                                         $  212,241
                ---------------------------------------------   ---------
                Total                                            3,039,161
                ---------------------------------------------   ---------
Italy--1.9%
-------------------------------------------------------------
  24,900        ENI SpA                                            145,846
                ---------------------------------------------   ---------
Netherlands--6.8%
-------------------------------------------------------------
  6,620         Elsevier                                           124,706
                ---------------------------------------------
  2,720         International Nederlanden Groep                    144,134
                ---------------------------------------------
  1,465         Koninklijke Ahold NV                                44,873
                ---------------------------------------------
  1,206         Unilever NV                                         77,715
                ---------------------------------------------
  840           Wolters Kluwer NV                                  129,920
                ---------------------------------------------   ---------
                Total                                              521,348
                ---------------------------------------------   ---------
Norway--1.6%
-------------------------------------------------------------
  4,800         Tomra Systems ASA                                  120,044
                ---------------------------------------------   ---------
Sweden--6.8%
-------------------------------------------------------------
  3,980         AGA AB-A                                            54,735
                ---------------------------------------------
  1,660         AGA AB-B                                            20,963
                ---------------------------------------------
  7,340         Astra AB-A                                         148,213
                ---------------------------------------------
  6,230         Getinge Indutrier AB-B                             111,388
                ---------------------------------------------
  1,630         Hoganas AB-B                                        54,007
                ---------------------------------------------
  1,460         Securitas AB-B                                      44,267
                ---------------------------------------------
  1,900         Telefonaktiebolaget LM Ericsson                     86,472
                ---------------------------------------------   ---------
                Total                                              520,045
                ---------------------------------------------   ---------
Switzerland--10.5%
-------------------------------------------------------------
  780           Credit Suisse Group                                140,996
                ---------------------------------------------
  105           Novartis AG                                        191,736
                ---------------------------------------------
  33            Roche Holding AG                                   386,726
                ---------------------------------------------
  41            Schweizerische Rueckversicherungs-Gesellschaft      86,503
                ---------------------------------------------   ---------
                Total                                              805,961
                ---------------------------------------------   ---------
United Kingdom--6.1%
-------------------------------------------------------------
  4,000         British Airport Authority Plc                       37,404
                ---------------------------------------------
  6,200         Lloyds TSB Group Plc                                93,343
                ---------------------------------------------
  22,900        Rentokil Initial Plc                               113,153
                ---------------------------------------------
  4,600         Reuters Group Plc                                   46,309
                ---------------------------------------------


                       Top 50 Europe Portfolio (USDollar)

                                      Value
   Shares                                                    (Note 2)
------------   ------------------------------------------   ----------
Common Stocks--continued
---------------------------------------------------------
United Kingdom--continued
---------------------------------------------------------
      8,600    Siebe Plc                                    $  177,948
               ------------------------------------------   ---------
               Total                                           468,157
               ------------------------------------------   ---------
               Total Common Stocks  (Cost -- $6,321,358)     6,798,336
               ------------------------------------------   ---------
Preferred Stocks--5.0%
---------------------------------------------------------
Germany
---------------------------------------------------------
      1,125    Fresenius AG                                    226,383
               ------------------------------------------
      196      Rhoen-Klinikum AG                                19,775
               ------------------------------------------
      336      SAP AG                                          138,560
               ------------------------------------------   ---------
               Total                                           384,718
               ------------------------------------------   ---------
               Total Preferred Stocks (Cost--$331,554)         384,718
               ------------------------------------------   ---------
               Total Investments--93.8% (Cost--$6,652,912)   7,183,054
               ------------------------------------------
               Other Assets in excess of liabilities--6.2%     476,946
               ------------------------------------------   ---------
               Total Net Assets--100.0%                     $7,660,000
               ------------------------------------------

The accompanying notes are an integral part of the Financial Statements.



                            Portfolio of Investments

                        Top 50 Asia Portfolio (USDollar)

                         February 28, 1998 (unaudited)

                                      Value
   Shares                                                        (Note 2)
--------------     -----------------------------------------    ----------
Common Stocks--98.6%
-------------------------------------------------------------
Australia--2.6%
-------------------------------------------------------------
   18,000           Amatil Ltd. Coca Cola                        $  154,483
                    -----------------------------------------
   36,000           Australia & New Zealand Banking Group Ltd.      246,684
                    -----------------------------------------
   18,000           Broken Hill Proprietary Co., Ltd.               177,075
                    -----------------------------------------
   30,000           Woodside Petroleum Ltd.                         183,996
                    -----------------------------------------    ---------
                    Total                                           762,238
                    -----------------------------------------    ---------
Hong Kong--17.5%
-------------------------------------------------------------
   1,200,000        Cathay Pacific Airways                        1,030,675
                    -----------------------------------------
   120,000          Cheung Kong Holdings Ltd.                       840,814
                    -----------------------------------------
   300,000          Cheung Kong Infrastructure Holdings             924,120
                    -----------------------------------------
   36,000           HSBC Holdings Plc                             1,041,524
                    -----------------------------------------
   180,000          Sun Hung Kai Properties Ltd.                  1,348,402
                    -----------------------------------------    ---------
                    Total                                         5,185,535
                    -----------------------------------------    ---------
India--1.9%
-------------------------------------------------------------
   20,000           Dr. Reddy's Laboratories Ltd.--GDR              220,000
                    -----------------------------------------
   12,000           ITC Ltd.--GDR                                   333,000
                    -----------------------------------------    ---------
                    Total                                           553,000
                    -----------------------------------------    ---------
Indonesia--5.5%
-------------------------------------------------------------
   600,000          HM Sampoerna                                    341,899
                    -----------------------------------------
   555,000          PT Gudang Garam                                 685,223
                    -----------------------------------------
   1,550,000        PT Telekomunikasi Indonesia                     606,145
                    -----------------------------------------    ---------
                    Total                                         1,633,267
                    -----------------------------------------    ---------
Japan--19.5%
-------------------------------------------------------------
   19,000           Bridgestone Corp.                               438,462
                    -----------------------------------------
   8,000            Canon, Inc.                                     183,347
                    -----------------------------------------
   90,000           Fujitsu Ltd.                                  1,013,481
                    -----------------------------------------
   53,000           Minebea Co., Ltd.                               588,376
                    -----------------------------------------
   60               Nippon Telephone & Telegraph                    551,943
                    -----------------------------------------
   70,000           Nomura Securities Co., Ltd.                     965,900
                    -----------------------------------------
   4,000            Sankyo Co., Ltd.                                107,534
                    -----------------------------------------
   26,000           Shiseido Co.                                    327,835
                    -----------------------------------------


                        Top 50 Asia Portfolio (USDollar)

                                                     Value
   Shares                                           (Note 2)
--------------    ------------------------------   ----------
Common Stocks--continued
------------------------------------------------
Japan--continued
------------------------------------------------
  13,000          Sony Corp.                       $1,175,236
                  ------------------------------
  18,000          TERUMO Corp.                        254,084
                  ------------------------------
  6,000           Toyota Motor Co.                    166,059
                  ------------------------------   ---------
                  Total                             5,772,257
                  ------------------------------   ---------
Korea--9.2%
------------------------------------------------
  8,000           Korea Electric Power Corp.--ADR      85,500
                  ------------------------------
  56,780          Korea Electric Power Corp.          757,994
                  ------------------------------
  10,000          LG Electronics--GDR                  30,000
                  ------------------------------
  40,830          LG Electronics                      615,029
                  ------------------------------
  6,390           Pohang Iron & Steel Co., Ltd.       304,043
                  ------------------------------
  16,000          Samsung Display Devices Co.         930,802
                  ------------------------------   ---------
                  Total                             2,723,368
                  ------------------------------   ---------
Malaysia--4.9%
------------------------------------------------
  149,000         Malaysian Oxygen Bhd.               427,442
                  ------------------------------
  620,000         Nylex (Malaysia) Bhd.               332,233
                  ------------------------------
  193,400         O.Y.L. Industries Bhd.              690,901
                  ------------------------------   ---------
                  Total                             1,450,576
                  ------------------------------   ---------
Philippines--5.0%
------------------------------------------------
  950,000         Ayala Corp.                         447,832
                  ------------------------------
  233,000         Benpres Holdings Corp.              757,250
                  ------------------------------
  160,000         San Miquel Corp. B                  265,493
                  ------------------------------   ---------
                  Total                             1,470,575
                  ------------------------------   ---------
Singapore--20.4%
------------------------------------------------
  160,000         Cerebos Pacific Ltd.                440,358
                  ------------------------------
  200,000         City Developments                   907,127
                  ------------------------------
  680,000         DBS Land Ltd.                     1,053,255
                  ------------------------------
  114,000         Development Bank of Singapore       893,428
                  ------------------------------
  110,000         Fraser & Neave Ltd.                 481,950
                  ------------------------------
  270,000         GP Batteries International Ltd.     874,730
                  ------------------------------
  200,000         Singapore Airlines Ltd.           1,481,024
                  ------------------------------   ---------
                  Total                             6,131,872
                  ------------------------------   ---------
Taiwan--9.1%
------------------------------------------------
  50,000          Acer, Inc.--GDR                     587,500
                  ------------------------------
  20,000          Asustek Computer Inc.--GDR          490,000
                  ------------------------------


                        Top 50 Asia Portfolio (USDollar)

                                      Value
   Shares                                                     (Note 2)
--------------   ----------------------------------------   -----------
Common Stocks--continued
----------------------------------------------------------
Taiwan--continued
----------------------------------------------------------
      2,200      China Steel Corp.--GDR--144A               $    30,195
                 ----------------------------------------
      3,000      President Enterprises Corp.--GDR                36,000
                 ----------------------------------------
      53,800     Taiwan Semiconductor Manufacturing Co.,
                  Ltd.--ADR                                   1,543,388
                 -----------------------------------------   ----------
                   Total                                      2,687,083
                 -----------------------------------------   ----------
United Kingdom--3.0%
----------------------------------------------------------
      61,000     Standard Chartered Plc.                        880,725
                 -----------------------------------------   ----------
TOTAL COMMON STOCKS (COST--$26,745,221)                      29,250,496
----------------------------------------------------------   ----------
Convertible Preferred Stocks--0.5%
----------------------------------------------------------
Australia
----------------------------------------------------------
      5,000      National Australia Bank Ltd.                   142,813
                 -----------------------------------------   ----------
                   Total Convertible Preferred Stocks
                     (Cost--$138,425)                           142,813
                 -----------------------------------------   ----------
                   Total Investments--99.1%
                    (Cost--$26,883,646)                      29,393,309
                 -----------------------------------------
                   Other Assets in excess of
                    liabilities--0.9%                           259,791
                 ------------------------------------------  ----------
                   Total Net Assets--100.0%                 $29,653,100
                 ------------------------------------------ -----------

Notes to the Portfolio of Investments:
ADR--American Depositary Receipt
GDR--Global Depositary Receipt
144A--Securities restricted for resale to qualified Institutional Buyers. The accompanying notes are an interal part of the Financial Statements.



                            Portfolio of Investments

                         Top 50 US Portfolio (USDollar)

                         February 28, 1998 (unaudited)

                                                    Value
   Shares                                          (Note 2)
------------       -----------------------------   --------
Common Stocks--77.3%
------------------------------------------------
Aerospace & Defense--1.3%
------------------------------------------------
  1,750            The Boeing Co.                  $ 94,938
                   ----------------------------    -------
Banking--3.9%
------------------------------------------------
  960              Citicorp                         127,200
                   ----------------------------
  1,120            Household International, Inc.    145,460
                   ----------------------------    -------
                   Total                            272,660
                   ----------------------------    -------
Beverages, Food & Tobacco--5.3%
------------------------------------------------
  1,620            Campbell Soup Co.                 94,061
                   ----------------------------
  2,500            PepsiCo, Inc.                     91,406
                   ----------------------------
  2,480            Philip Morris Co., Inc.          107,725
                   ----------------------------
  1,180            The Coca-Cola Co.                 81,051
                   ----------------------------    -------
                   Total                            374,243
                   ----------------------------    -------
Building Materials--2.5%
------------------------------------------------
  2,740            Home Depot, Inc.                 174,846
                   ----------------------------    -------
Chemicals--1.4%
------------------------------------------------
  1,950            Monsanto Co.                      99,206
                   ----------------------------    -------
Commercial Services--3.4%
------------------------------------------------
  3,700            Cendant Corp.                    138,750
                   ----------------------------
  2,640            Service Corp. International       99,990
                   ----------------------------    -------
                   Total                            238,740
                   ----------------------------    -------
Communications--1.9%
------------------------------------------------
  1,220            Lucent Technologies, Inc.        132,218
                   ----------------------------    -------
Computer Software & Processing--6.7%
------------------------------------------------
  2,750            Cognizant Corp.                  137,328
                   ----------------------------
  1,750            First Data Corp.                  59,500
                   ----------------------------
  1,970            HBO & Co.                        106,626
                   ----------------------------
  2,000            Microsoft Corp.                  169,500
                   ----------------------------    -------
                   Total                            472,954
                   ----------------------------    -------
Computers & Information--6.6%
------------------------------------------------
  1,400            Cisco Systems, Inc.               92,225
                   ----------------------------
  3,430            EMC Corp.                        131,198
                   ----------------------------


                         Top 50 US Portfolio (USDollar)

                                                           Value
  Shares                                                  (Note 2)
------------       ------------------------------------   --------
Common Stocks--continued
-------------------------------------------------------
Computers & Information--continued
-------------------------------------------------------
  1,820            Hewlett-Packard Co.                    $121,940
                   ------------------------------------
  2,320            Symbol Technologies, Inc.               118,465
                   ------------------------------------   -------
                   Total                                   463,828
                   ------------------------------------   -------
Cosmetics & Personal Care--4.5%
-------------------------------------------------------
  1,780            Estee Lauder Co. Class A                104,130
                   ------------------------------------
  1,060            Gillette Co.                            114,348
                   ------------------------------------
  1,150            The Procter & Gamble Co.                 97,678
                   ------------------------------------   -------
                   Total                                   316,156
                   ------------------------------------   -------
Electric Utilities--1.4%
-------------------------------------------------------
  2,300            AES Corp.                               101,200
                   ------------------------------------   -------
Electrical Equipment--4.0%
-------------------------------------------------------
  1,670            General Electric Co.                    129,843
                   ------------------------------------
  1,710            Xerox Corp.                             151,656
                   ------------------------------------   -------
                   Total                                   281,499
                   ------------------------------------   -------
Electronics--1.1%
-------------------------------------------------------
  880              Intel Corp.                              78,925
                   ------------------------------------   -------
Entertainment & Leisure--1.7%
-------------------------------------------------------
  1,100            The Walt Disney Co.                     123,131
                   ------------------------------------   -------
Financial Services--1.4%
-------------------------------------------------------
  1,590            Federal National Mortgage Association   101,462
                   ------------------------------------   -------
Health Care Providers--0.9%
-------------------------------------------------------
  2,230            HEALTHSOUTH Corp.                        60,210
                   ------------------------------------   -------
Heavy Machinery--0.7%
-------------------------------------------------------
  1,400            U.S. Filter Corp.                        47,513
                   ------------------------------------   -------
Household Products--0.7%
-------------------------------------------------------
  1,250            Corning, Inc.                            50,781
                   ------------------------------------   -------
Insurance--8.3%
-------------------------------------------------------
  1,170            American International Group, Inc.      140,619
                   ------------------------------------
  1,200            Chubb Corp.                              95,775
                   ------------------------------------
  425              General Re Corp.                         90,525
                   ------------------------------------
  2,620            Hartford Life, Inc. Class A             112,824
                   ------------------------------------
  1,600            Marsh & McLennan Co., Inc.              138,700
                   ------------------------------------   -------
                   Total                                   578,443
                   ------------------------------------   -------


                         Top 50 US Portfolio (USDollar)

                                                                    Value
    Shares                                                        (Note 2)
 --------------    -------------------------------------------   ----------
Common Stocks--continued
--------------------------------------------------------------
Medical Supplies--4.4%
--------------------------------------------------------------
  1,320            Johnson & Johnson                             $   99,660
                   -------------------------------------------
  1,910            Medtronic, Inc.                                  101,469
                   -------------------------------------------
  1,470            The Perkin-Elmer Corp.                           107,586
                   -------------------------------------------    ---------
                   Total                                            308,715
                   -------------------------------------------    ---------
Metals--1.4%
--------------------------------------------------------------
  1,300            Aluminum Company of America                       95,388
                   -------------------------------------------    ---------
Oil & Gas--3.2%
--------------------------------------------------------------
  4,510            Newpark Resources, Inc.                           86,818
                   -------------------------------------------
  1,870            Schlumberger Ltd                                 140,951
                   -------------------------------------------    ---------
                   Total                                            227,769
                   -------------------------------------------    ---------
Pharmaceuticals--4.9%
--------------------------------------------------------------
  1,180            Abbott Laboratories                               88,279
                   -------------------------------------------
  1,140            Merck & Co., Inc.                                145,421
                   -------------------------------------------
  1,250            Pfizer, Inc.                                     110,625
                   -------------------------------------------    ---------
                   Total                                            344,325
                   -------------------------------------------    ---------
Retailers--4.6%
--------------------------------------------------------------
  3,200            AutoZone, Inc.                                    96,800
                   -------------------------------------------
  5,680            Staples, Inc.                                    119,990
                   -------------------------------------------
  2,370            Wal-Mart Stores, Inc.                            109,761
                   -------------------------------------------    ---------
                   Total                                            326,551
                   -------------------------------------------    ---------
Telephone Systems--1.1%
--------------------------------------------------------------
  1,270            AT & T Corp.                                      77,308
                   -------------------------------------------    ---------
                   Total Investments--77.3% (Cost--$4,886,143)    5,443,009
                   -------------------------------------------
                   Other Assets in excess of liabilities--22.7%   1,597,809
                   -------------------------------------------    ---------
                   Total Net Assets--100.0%                      $7,040,818
                   -------------------------------------------

The accompanying notes are an integral part of the Financial Statements.



                            Portfolio of Investments

                         Provesta Portfolio (USDollar)

                         February 28, 1998 (unaudited)

                                      Value
    Shares                                                    (Note 2)
--------------    ----------------------------------------    --------
Common Stocks--81.0%
----------------------------------------------------------
France--4.5%
----------------------------------------------------------
  51              Banque Nationale de Paris                   $  3,086
                  ----------------------------------------
  1,200           Business Objects SA--ADR                      16,950
                  ----------------------------------------
  93              Cap Gemini SA .                               10,705
                  ----------------------------------------
  113             Compagnie Financiere de Paribas               10,758
                  ----------------------------------------
  280             Groupe des Assurances Nationales               6,902
                  ----------------------------------------
  156             Sanofi SA                                     17,700
                  ----------------------------------------
  629             Schneider SA                                  39,199
                  ----------------------------------------     -------
                  Total                                        105,300
                  ----------------------------------------     -------
Germany--65.8%
----------------------------------------------------------
  121             Adidas AG                                     18,945
                  ----------------------------------------
  38              ADOLF AHLERS AG                                8,694
                  ----------------------------------------
  153             Aixtron AG                                    29,481
                  ----------------------------------------
  823             Altana AG                                     65,791
                  ----------------------------------------
  75              AVA Allgemeine Handels der Verbraucher        24,809
                  ----------------------------------------
  7               Axa Colonia Konzern AG                           853
                  ----------------------------------------
  58              A. Friedrich Flender AG                        8,634
                  ----------------------------------------
  200             Bankgesellschaft Berlin AG                     4,251
                  ----------------------------------------
  864             Bayerische Hypotheken-und Wechsel-Bank AG     40,965
                  ----------------------------------------
  1,387           Bayerische Vereinsbank AG                     86,561
                  ----------------------------------------
  28              BDAG Balcke-Duerr AG                           3,844
                  ----------------------------------------
  149             Beiersdorf AG                                  7,048
                  ----------------------------------------
  465             BERLINER ELEKTRO Holding AG                    9,101
                  ----------------------------------------
  529             Berliner Kraft-und Licht (Bewag) AG           23,332
                  ----------------------------------------
  437             BERU AG                                        8,673
                  ----------------------------------------
  578             BHF-Bank AG                                   16,507
                  ----------------------------------------
  23              CeWe Color Holding AG                          5,199
                  ----------------------------------------
  1,926           Continental AG                                46,296
                  ----------------------------------------
  33              DBV-Winterthur Holding AG                     14,646
                  ----------------------------------------
  520             Degussa AG                                    26,948
                  ----------------------------------------
  352             Deutsche Babcock AG                           19,600
                  ----------------------------------------
  399             Deutsche Pfandbrief-und Hypothekenbank AG     30,246
                  ----------------------------------------


                         Provesta Portfolio (USDollar)

                                                        Value
   Shares                                              (Note 2)
------------   -------------------------------------   -------
Common Stocks--continued
----------------------------------------------------
Germany--continued
----------------------------------------------------
      444      Duerr AG                                $14,932
               -------------------------------------
      146      Escada AG                                20,123
               -------------------------------------
      2,603    FAG Kugelfischer Georg Schaefer AG       35,733
               -------------------------------------
      99       Felten & Guilleaume Energietechnik AG    10,097
               -------------------------------------
      67       Fresenius AG                             12,559
               -------------------------------------
      538      Fresenius Medical Care AG                37,788
               -------------------------------------
      340      Fried Krupp AG Hoesch-Krupp              61,857
               -------------------------------------
      59       Fuchs Petrolub AG Oel + Chemie            6,652
               -------------------------------------
      1,278    Gehe AG                                  67,640
               -------------------------------------
      555      Gerresheimer Glas AG                      7,864
               -------------------------------------
      373      Heidelberger Druckmaschinen AG           21,551
               -------------------------------------
      267      Henkel KGaA                              16,398
               -------------------------------------
      182      Hornbach Baumarkt AG                      5,669
               -------------------------------------
      488      Hucke AG                                 10,762
               -------------------------------------
      102      IWKA AG                                  22,606
               -------------------------------------
      20       Karstadt AG                               7,134
               -------------------------------------
      484      Kiekert AG                               21,000
               -------------------------------------
      458      Kloeckner-Werke AG                       31,487
               -------------------------------------
      86       KM Europa Metal AG--New                  10,431
               -------------------------------------
      136      KM Europa Metal AG                       16,833
               -------------------------------------
      100      LEONISCHE DRAHTWERKE AG                  33,079
               -------------------------------------
      23       MAN AG                                    6,923
               -------------------------------------
      50       Mannheimer Versicherung AG               37,076
               -------------------------------------
      2,123    Metallgesellschaft AG                    42,955
               -------------------------------------
      520      Metro AG                                 23,651
               -------------------------------------
      4        Nuernberger Beteiligungs AG               5,844
               -------------------------------------
      12       Nuernberger Beteiligungs AG B            18,127
               -------------------------------------
      1,106    Phoenix AG                               23,171
               -------------------------------------
      68       Plettac AG                                9,222
               -------------------------------------
      477      Praktiker Bau-und Heimwerkermaerkte AG    5,812
               -------------------------------------
      96       Rhoen-Klinikum AG                         9,791
               -------------------------------------


                         Provesta Portfolio (USDollar)

                                      Value
    Shares                                                   (Note 2)
 --------------  ----------------------------------------   ----------
Common Stocks--continued
---------------------------------------------------------
Germany--continued
---------------------------------------------------------
  203            SAP AG                                     $   77,222
                 ----------------------------------------
  609            Schering AG                                    68,459
                 ----------------------------------------
  264            Schlott AG                                      5,007
                 ----------------------------------------
  470            SGL Carbon AG                                  55,710
                 ----------------------------------------
  207            Singulus Technologies AG                       15,292
                 ----------------------------------------
  1,226          SKW Trostberg AG                               41,873
                 ----------------------------------------
  33             Springer (Axel) Verlag AG                      27,290
                 ----------------------------------------
  51             Varta AG                                        8,070
                 ----------------------------------------
  117            Verseidag AG                                   12,836
                 ----------------------------------------
  50             Wella AG                                       34,733
                 ----------------------------------------
  26             WMF-Wurttembergische Metallwarenfabrik AG       4,014
                 ----------------------------------------
  193            Wuensche AG                                    21,813
                 ----------------------------------------    ---------
                 Total                                       1,527,510
                 ----------------------------------------    ---------
Ireland--0.1%
---------------------------------------------------------
  25             CBT Group Plc--ADR                              2,294
                 ----------------------------------------    ---------
Italy--1.3%
---------------------------------------------------------
  21,400         Banca di Roma                                  29,549
                 ----------------------------------------    ---------
Netherlands--6.6%
---------------------------------------------------------
  436            Benckiser NV B (Germany)                       18,989
                 ----------------------------------------
  556            Benckiser NV B (Netherlands)                   23,886
                 ----------------------------------------
  700            Getronics NV                                   27,846
                 ----------------------------------------
  566            Nutreco Holding NV                             15,315
                 ----------------------------------------
  652            Qiagen NV                                      31,452
                 ----------------------------------------
  569            Unilever NV                                    36,667
                 ----------------------------------------    ---------
                 Total                                         154,155
                 ----------------------------------------    ---------
Spain--0.7%
---------------------------------------------------------
  225            Argentaria SA                                  16,770
                 ----------------------------------------    ---------
Switzerland--2.0%
---------------------------------------------------------
  7              Baloise Holdings Ltd.                          15,256
                 ----------------------------------------
  20             Kuehne & Nagel International AG                11,908
                 ----------------------------------------
  1              Lindt & Spruengli AG                           19,441
                 ----------------------------------------    ---------
                 Total                                          46,605
                 ----------------------------------------    ---------


                         Provesta Portfolio (USDollar)

                                      Value
   Shares                                                    (Note 2)
------------   ------------------------------------------   ----------
Common Stocks--continued
---------------------------------------------------------
United Kingdom--0.0%
---------------------------------------------------------
      250      Cortecs Plc                                  $      704
               ------------------------------------------    ---------
               Total Common Stocks (Cost -- $1,809,097)      1,882,887
               ------------------------------------------    ---------
Preferred Stocks--21.7%
---------------------------------------------------------
Germany
---------------------------------------------------------
      150      Axa Colonia Konzern AG                           17,036
               ------------------------------------------
      96       BERLINER ELEKTRO Holding AG                       1,683
               ------------------------------------------
      319      Draegerwerk AG                                    6,578
               ------------------------------------------
      63       Dyckerhoff AG                                    17,297
               ------------------------------------------
      11       EDDING AG                                         3,226
               ------------------------------------------
      325      Fresenius AG                                     65,400
               ------------------------------------------
      67       Fuchs Petrolub AG Oel + Chemie                    7,351
               ------------------------------------------
      141      Gerry Weber International AG .                    3,654
               ------------------------------------------
      218      Hans Einhell AG                                   3,413
               ------------------------------------------
      93       JADO Design Armatur & Beschlag AG                   423
               ------------------------------------------
      35       Jagenberg AG                                      2,701
               ------------------------------------------
      161      Jungheinrich AG                                  25,297
               ------------------------------------------
      22       Krones AG Hermann Kronseder Maschinenfabrik       6,853
               ------------------------------------------
      31       MAN AG                                            7,260
               ------------------------------------------
      49       Marschollek, Lautenschlaeger und Partner AG      16,074
               ------------------------------------------
      1,267    Metro AG                                         43,657
               ------------------------------------------
      26       Porsche AG                                       46,127
               ------------------------------------------
      1,292    Prosieben Media AG                               64,819
               ------------------------------------------
      150      Rhoen-Klinikum AG                                15,134
               ------------------------------------------
      164      SAP AG                                           67,631
               ------------------------------------------
      492      Sixt AG                                          47,604
               ------------------------------------------
      30       Sto AG                                           10,767
               ------------------------------------------
      23       Wella AG                                         17,245
               ------------------------------------------
      47       WMF-Wurttembergische Metallwarenfabrik AG         6,633
               ------------------------------------------    ---------
               Total                                           503,863
               ------------------------------------------    ---------
               Total Preferred Stocks (Cost -- $468,185)       503,863
               ------------------------------------------    ---------


                         Provesta Portfolio (USDollar)

                                                                    Value
    Shares                                                        (Note 2)
--------------    --------------------------------------------   ----------
Warrants--1.0%
--------------------------------------------------------------
Germany
--------------------------------------------------------------
  21              Continental AG (Exp. Date: 7/6/00)             $    2,865
                  --------------------------------------------
  130             Allianz AG (Exp. Date: 6/30/99)                    20,824
                  --------------------------------------------    ---------
                  Total                                              23,689
                  --------------------------------------------    ---------
                  Total Warrants (Cost--$24,316)                     23,689
                  --------------------------------------------    ---------
                  Total Investments--103.7% (Cost--$2,301,580)    2,410,439
                  --------------------------------------------
                  Liabilities in excess of other assets--(3.7%)     (85,758)
                  --------------------------------------------    ---------
                  Total Net Assets--100.0%                       $2,324,681
                  --------------------------------------------    ---------

Notes to the Portfolio of Investments:
ADR--American Depository Receipt
The accompanying notes are an integral part of the Financial Statements.



                            Portfolio of Investments

                          Investa Portfolio (USDollar)

                         February 28, 1998 (unaudited)

                                      Value
    Shares                                                  (Note 2)
--------------   ----------------------------------------    --------
Common Stocks--82.3%
----------------------------------------------------------
Automotive--12.3%
----------------------------------------------------------
  34              Bayerische Motoren Werke AG                 $ 34,301
                  ----------------------------------------
  1,394           Continental AG                                33,508
                  ----------------------------------------
  2,248           Daimler-Benz AG                              184,168
                  ----------------------------------------
  70              Volkswagen AG                                 46,098
                  ----------------------------------------     -------
                  Total                                        298,075
                  ----------------------------------------     -------
Banking--17.3%
----------------------------------------------------------
  2,200           Bayerische Hypotheken-und Wechsel-Bank AG    104,309
                  ----------------------------------------
  1,800           Bayerische Vereinsbank AG                    112,336
                  ----------------------------------------
  383             BHF-Bank AG                                   10,938
                  ----------------------------------------
  2,300           Commerzbank AG                                83,309
                  ----------------------------------------
  2,350           Dresdner Bank AG                             106,627
                  ----------------------------------------     -------
                  Total                                        417,519
                  ----------------------------------------     -------
Chemicals--14.5%
----------------------------------------------------------
  1,530           BASF AG                                       55,714
                  ----------------------------------------
  2,435           Bayer AG                                     102,697
                  ----------------------------------------
  589             Degussa AG                                    30,524
                  ----------------------------------------
  4,140           Hoechst AG                                   160,455
                  ----------------------------------------     -------
                  Total                                        349,390
                  ----------------------------------------     -------
Communications--2.9%
----------------------------------------------------------
  3,478           Deutsche Telekom AG                           70,275
                  ----------------------------------------     -------
Computer Software & Processing--4.1%
----------------------------------------------------------
  260             SAP AG                                        98,906
                  ----------------------------------------     -------
Electric Utilities--2.9%
----------------------------------------------------------
  1,050           Veba AG                                       70,479
                  ----------------------------------------     -------
Electrical Equipment--5.8%
----------------------------------------------------------
  2,295           Siemens AG                                   141,267
                  ----------------------------------------     -------
Heavy Construction--0.5%
----------------------------------------------------------
  369             Hochtief AG                                   12,816
                  ----------------------------------------     -------
Household Products--1.3%
----------------------------------------------------------
  510             Henkel KGaA                                   31,322
                  ----------------------------------------     -------


                         Investa Portfolio (US Dollar)

                                                                    Value
   Shares                                                          (Note 2)
--------------     --------------------------------------------   ----------
Common Stocks--continued
---------------------------------------------------------------
Industrial--Diversified--9.6%
---------------------------------------------------------------
  63               Linde AG                                       $   41,714
                   --------------------------------------------
  193              Mannesmann AG                                     115,980
                   --------------------------------------------
  113              Preussag AG                                        36,663
                   --------------------------------------------
  166              Thyssen AG                                         36,561
                   --------------------------------------------   ---------
                   Total                                             230,918
                   --------------------------------------------   ---------
Insurance--5.2%
---------------------------------------------------------------
  60               Allianz AG                                         18,905
                   --------------------------------------------
  237              Muenchener Rueckversicherungs-Gesellschaft AG     107,534
                   --------------------------------------------   ---------
                   Total                                             126,439
                   --------------------------------------------   ---------
Oil & Gas--0.6%
---------------------------------------------------------------
  100              Royal Dutch Petroleum Co. (Netherlands)             5,475
                   --------------------------------------------
  175              Royal Dutch Petroleum Co. (Germany)                 9,658
                   --------------------------------------------   ---------
                   Total                                              15,133
                   --------------------------------------------   ---------
Pharmaceuticals--2.6%
---------------------------------------------------------------
  552              Schering AG                                        62,052
                   --------------------------------------------   ---------
Retailers--2.7%
---------------------------------------------------------------
  35               Karstadt AG                                        12,484
                   --------------------------------------------
  1,172            Metro AG                                           53,307
                   --------------------------------------------   ---------
                   Total                                              65,791
                   --------------------------------------------   ---------
                   Total Common Stock (Cost $1,871,069)            1,990,382
                   --------------------------------------------   ---------
Preferred Stocks--14.0%
---------------------------------------------------------------
Automotive--0.8%
---------------------------------------------------------------
  27               Bayerische Motoren Werke AG                        18,458
                   --------------------------------------------   ---------
Building Materials--0.8%
---------------------------------------------------------------
  67               Dyckerhoff AG                                      18,395
                   --------------------------------------------   ---------
Computer Software & Processing--4.8%
---------------------------------------------------------------
  280              SAP AG                                            115,467
                   --------------------------------------------   ---------
Electric Utilities--4.5%
---------------------------------------------------------------
  2,327            RWE AG                                            108,983
                   --------------------------------------------   ---------
Household Products--0.4%
---------------------------------------------------------------
  150              Henkel KGaA                                         9,717
                   --------------------------------------------   ---------
Industrial--Diversified--1.7%
---------------------------------------------------------------
  177              MAN AG                                             41,453
                   --------------------------------------------   ---------


                         Investa Portfolio (US Dollar)

                                      Value
   Shares                                                        (Note 2)
--------------     -------------------------------------------   ----------
Preferred Stocks--Continued
--------------------------------------------------------------
Retailers--1.0%
--------------------------------------------------------------
  722              Metro AG                                     $   24,878
                   -------------------------------------------   ---------
                   Total Preferred Stocks (Cost $291,906)          337,351
                   -------------------------------------------   ---------
Warrants--5.8%
--------------------------------------------------------------
Automotive--0.4%
--------------------------------------------------------------
  65               Continental AG (Exp. Date: 7/6/00)                8,869
                   -------------------------------------------   ---------
Chemicals--0.3%
--------------------------------------------------------------
  44               BASF Finance Europe (Exp. Date: 4/9/01)           8,248
                   -------------------------------------------   ---------
Electric Utilities--1.6%
--------------------------------------------------------------
  85               Veba International Finance (Exp. Date:
                    4/6/98)                                         38,099
                   -------------------------------------------   ---------
Electrical Equipment--0.1%
--------------------------------------------------------------
  14               Siemens AG (Exp. Date: 6/2/98)                    3,327
                   -------------------------------------------   ---------
Insurance--3.4%
--------------------------------------------------------------
  45,000           Allianz AG (Exp. Date: 6/30/99)                  73,435
                   -------------------------------------------
  10               Muenchener Rueckversicherungs-Gesellschaft
                    AG (Exp. Date: 3/13/98)                          7,911
                   -------------------------------------------   ---------
                    Total                                           81,346
                   -------------------------------------------   ---------
                    Total Warrants (Cost $122,527)                 139,889
                   -------------------------------------------   ---------
                    Total Investments--102.1% (Cost--$2,285,502) 2,467,622
                   -------------------------------------------
                    Liabilities in excess of other assets--
                     (2.1%)                                        (49,977)
                   -------------------------------------------   ---------
                   Total Net Assets--100.0%                     $2,417,645
                   -------------------------------------------

Notes to the Portfolio of Investments:
The accompanying notes are an integral part of the Financial Statements.



                            Portfolio of Investments

                      Japanese Equity Portfolio (USDollar)

                         February 28, 1998 (unaudited)

                                      Value
   Shares                                                   (Note 2)
--------------     -------------------------------------    --------
Common Stocks--99.3%
--------------------------------------------------------
Automotive--4.9%
--------------------------------------------------------
  2,000            Bridgestone Corp.                        $ 46,154
                   -------------------------------------
  1,000            Honda Motor Co., Ltd.                      34,655
                   -------------------------------------    -------
                   Total                                      80,809
                   -------------------------------------    -------
Banking--12.4%
--------------------------------------------------------
  20,000           Sakura Bank Ltd.                           83,743
                   -------------------------------------
  3,000            Sanwa Bank                                 29,976
                   -------------------------------------
  5,000            Sumitomo Trust & Banking                   35,686
                   -------------------------------------
  4,000            The Bank of Tokyo Mitsubishi               56,780
                   -------------------------------------    -------
                   Total                                     206,185
                   -------------------------------------    -------
Beverages, Food & Tobacco--5.5%
--------------------------------------------------------
  4,000            Ajinomoto Co., Inc.                        39,655
                   -------------------------------------
  6,000            Kirin Brewery Co., Ltd.                    52,339
                   -------------------------------------    -------
                   Total                                      91,994
                   -------------------------------------    -------
Chemicals--2.3%
--------------------------------------------------------
  2,000            Dai Nippon Ink & Chemicals, Inc.            6,027
                   -------------------------------------
  5,000            Sumitomo Bakelite Co., Ltd.                32,038
                   -------------------------------------    -------
                   Total                                      38,065
                   -------------------------------------    -------
Commercial Services--3.5%
--------------------------------------------------------
  2,000            Dainippon Printing Co., Ltd.               34,100
                   -------------------------------------
  1,100            HIS Co., Ltd.                              24,774
                   -------------------------------------    -------
                   Total                                      58,874
                   -------------------------------------    -------
Computer Software & Processing--11.2%
--------------------------------------------------------
  1,000            Fuji Soft ABC, Inc.                        33,307
                   -------------------------------------
  7,000            Fujitsu Ltd.                               78,826
                   -------------------------------------
  1,000            Hitachi Software Engineering Co., Ltd.     26,487
                   -------------------------------------
  1                NTT Data Corp.                             48,612
                   -------------------------------------    -------
                   Total                                     187,232
                   -------------------------------------    -------
Computers & Information--1.0%
--------------------------------------------------------
  1,000            Diamond Computer Service Co.               15,860
                   -------------------------------------    -------


                      Japanese Equity Portfolio (USDollar)

                                                                    Value
    Shares                                                        (Note 2)
--------------     --------------------------------------------   --------
Common Stocks--continued
----------------------------------------------------------------
Electrical Equipment--7.9%
----------------------------------------------------------------
  2,000            Matsushita Electric Industries                  $ 29,183
                   ---------------------------------------------
  4,000            Minebea Co., Ltd.                                 44,409
                   ---------------------------------------------
  4,000            Sumitomo Electric Industries                      58,366
                   ---------------------------------------------   -------
                   Total                                            131,958
                   ---------------------------------------------   -------
Electronics--9.7%
----------------------------------------------------------------
  5,000            Fujikura Ltd.                                     35,250
                   ---------------------------------------------
  1,000            Sony Corp.                                        90,404
                   ---------------------------------------------
  1,000            Tokyo Electron Ltd.                               36,003
                   ---------------------------------------------   -------
                   Total                                            161,657
                   ---------------------------------------------   -------
Entertainment & Leisure--1.1%
----------------------------------------------------------------
  200              Nintendo Corp. Ltd.                               18,398
                   ---------------------------------------------   -------
Financial Services--5.3%
----------------------------------------------------------------
  4,000            Nomura Securities Co., Ltd.                       55,194
                   ---------------------------------------------
  100              Shohkoh Fund & Co., Ltd.                          33,386
                   ---------------------------------------------   -------
                   Total                                             88,580
                   ---------------------------------------------   -------
Food Retailers--3.3%
----------------------------------------------------------------
  1,000            Ito-Yokado Co., Ltd.                              54,718
                   ---------------------------------------------   -------
Forest Products & Paper--2.1%
----------------------------------------------------------------
  1,000            Uni Charm Corp.                                   35,686
                   ---------------------------------------------   -------
Heavy Construction --1.6%
----------------------------------------------------------------
  300              SMC Corp.                                         26,170
                   ---------------------------------------------   -------
Heavy Machinery--0.7%
----------------------------------------------------------------
  1,000            THK CO., Ltd.                                     11,895
                   ---------------------------------------------   -------
Home Construcion, Furnishings & Appliances--2.4%
----------------------------------------------------------------
  5,000            Daiwa House Industry Co., Ltd.                    39,175
                   ---------------------------------------------   -------
Industrial--Diversified--2.7%
----------------------------------------------------------------
  20,000           Ishikawajima-Harima Heavy Industries Co., Ltd.    45,678
                   ---------------------------------------------   -------
Insurance--1.0%
----------------------------------------------------------------
  3,000            Mitsui Marine & Fire Insurance Co., Ltd.          16,749
                   ---------------------------------------------   -------
Medical Supplies--1.6%
----------------------------------------------------------------
  1,000            Hoya Corp                                         26,566
                   ---------------------------------------------   -------
Office Equipment--2.8%
----------------------------------------------------------------
  2,000            Canon, Inc.                                       45,837
                   ---------------------------------------------   -------


                      Japanese Equity Portfolio (USDollar)

                                                                   Value
   Shares                                                         (Note 2)
--------------     ------------------------------------------   ----------
Common Stocks--continued
-------------------------------------------------------------
Pharmaceuticals--4.9%
-------------------------------------------------------------
  2,000            Sankyo Co., Ltd.                             $   53,767
                   ------------------------------------------
  2,000            TERUMO Corp.                                     28,232
                   ------------------------------------------   ---------
                   Total                                            81,999
                   ------------------------------------------   ---------
Real Estate--2.6%
-------------------------------------------------------------
  4,000            Mitsui Fudosan Co., Ltd.                         43,140
                   ------------------------------------------   ---------
Retailers--3.6%
-------------------------------------------------------------
  2,000            Kao Corp.                                        27,121
                   ------------------------------------------
  2,000            Marui Co., Ltd.                                  32,831
                   ------------------------------------------   ---------
                   Total                                            59,952
                   ------------------------------------------   ---------
Telephone Systems--3.9%
-------------------------------------------------------------
  7                Nippon Telephone & Telegraph                     64,393
                   ------------------------------------------   ---------
Textiles, Clothing &Fabrics--1.3%
-------------------------------------------------------------
  4,000            Toray Industries, Inc.                           21,570
                   ------------------------------------------   ---------
                   Total Investments--99.3% (Cost--$1,827,720)   1,653,140
                   ------------------------------------------
                   Other Assets in excess of liabilities--0.7%      11,231
                   ------------------------------------------   ---------
                   Total Net Assets--100.0%                     $1,664,371
                   ------------------------------------------

The accompanying notes are an integral part of the Financial Statements.



------------------------------------------------------------------------------
                           PORTFOLIO OF INVESTMENTS
------------------------------------------------------------------------------

                       Global Bond Portfolio (USDollar)
                         February 28, 1998 (unaudited)


                                                                                                                Market
              Face                                                                                               Value
 Currency     Value                                                                                             (Note 2)
Corporate Debt-34.3%
Japan-2.7%
                        Nippon Telephone & Telegraph

     JPY   10,000,000   2.500% Due 07/25/07                                                               $         81,642

                        Multinational-5.3%
                        European Investment Bank

     DEM       150,000  5.250% Due 04/15/04                                                                         84,806

                        World Bank

     JPY    8,000,000   5.250% Due 03/20/02                                                                         73,814

                         Total                                                                                     158,620

                        Netherlands-5.9%

                        Commerzbank Overseas Finance

     ITL  120,000,000   10.800% Due 04/14/00                                                                        74,927

                        Telefonica Europe BV (Eurodollar)

     USD      100,000   6.375% Due 01/08/03                                                                        100,600

    Total     175,527

                        United Kingdom-10.2%

                        British Telecom Plc (Eurodollar)

     USD      100,000   7.000% Due 05/23/07                                                                        105,950

                        Glaxo Wellcome Plc (Eurodollar)

     USD      100,000   6.125% Due 01/25/06                                                                         99,900

                        Vodafone Group Plc

     GBP       60,000   7.875% Due 11/06/01                                                                        101,149

                         Total                                                                                     306,999

                        United States-10.2%

                        BMW U.S. Capital Corp.

     USD      100,000   6.625% Due 03/15/04                                                                        101,700

                        Ford Motor Credit

     USD      100,000   6.550% Due 09/10/02                                                                        101,130

                        Global Bond Portfolio (US Dollar)


                                                                                                                 Market
                 Face                                                                                            Value
  Currency      Value                                                                                          (Note 2)

Corporate Debt-continued
United States-continued
                        Philip Morris Co., Inc.

     USD      100,000   7.000% Due 07/15/05                                                               $        101,900

                         Total                                                                                     304,730

                         Total Corporate Debt  (Cost -$1,035,542)                                                1,027,518

                        Sovereign Debt Obligations-38.3%

                        Australia-6.2%

                        Australia Government Bond

     AUD      100,000   8.750% Due 01/15/01                                                                         73,985

     AUD      150,000   7.500% Due 07/15/05                                                                        111,690

                         Total                                                                                     185,675

                        Canada-3.3%

                        Province of Ontario (Yankee)

     USD      100,000   6.000% Due 02/21/06                                                                         99,200

                        Denmark-4.1%

                        Kingdom of Denmark

     DKK      750,000   7.000% Due 12/15/04                                                                        120,660

                        Germany-9.1%

                        Deutschland Republic

     DEM      150,000   8.500% Due 08/21/00                                                                         91,132

     DEM      150,000   7.250% Due 10/21/02                                                                         92,042

                        Treuhandanstalt

     DEM      150,000   6.500% Due 04/23/03                                                                         89,933

                         Total                                                                                     273,107

                        Japan-2.9%

                        Japan-181 (10 Year Issue)

     JPY   10,000,000   3.400% Due 06/20/05                                                                         88,541

                        Spain-2.9%

                        Spanish Government

     DEM      150,000   5.750% Due 01/03/07                                                                         86,046

                        Sweden-2.5%

                        Kingdom of Sweden

     ITL  120,000,000   10.000% Due 02/08/01                                                                        76,404

                        Global Bond Portfolio (US Dollar)


                                                                                                                 Market
                 Face                                                                                            Value
  Currency      Value                                                                                           (Note 2)

Sovereign Debt-continued
                        United Kingdom-7.3%

                        United Kingdom Treasury

     GBP       60,000   8.500% Due 12/07/05                                                               $        112,607

     GBP       60,000   7.250% Due 12/07/07                                                                        107,075

                         Total                                                                                     219,682

                         Total Sovereign Debt Obligations (Cost-$1,139,385)                                      1,149,315

U.S. Government Agency Obligations-16.9%

United States-16.9%
                        Federal National Mortgage Association

     USD      100,000   6.000% Due 08/15/00                                                                        101,000

     USD      100,000   5.625% Due 11/30/00                                                                        100,140

     USD      100,000   5.875% Due 11/30/01                                                                        100,859

     USD      100,000   6.000% Due 07/31/02                                                                        101,469

     USD      100,000   6.540% Due 09/10/07                                                                        103,687

                        Total U.S. Government Agency Obligations (Cost -$500,813)                                  507,155

                        Total Investments-89.5% (Cost-$2,675,740)                                                2,683,988

                        Other Assets in excess of liabilities-10.5%                                                315,423

                        Total Net Assets-100.0%                                                           $      2,999,411

Notes to the Portfolio of Investments:
Eurodollar-Bonds issued offshore that pay interest and principal in U.S.
 Dollars.
Yankee-U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S. Currency Abbreviations Defined:
AUD-Australian Dollar
DEM-German Deutschemark
DKK-Denmark Krona
GBP-Great British Pound
ITL-Italian Lira
JPY-Japanese Yen
USD-United States Dollar
The accompanying notes are an integral part of the Financial Statements.





----------------------------------------------------------------------------
                           PORTFOLIO OF INVESTMENTS
-----------------------------------------------------------------------------

                      European Bond Portfolio (USDollar)
                        February 28, 1998 (unaudited)


                                                                                                       Market
              Face                                                                                      Value
 Currency     Value                                                                                    (Note 2)
Corporate Debt_19.7%
Denmark_3.6%
                        Nykredit AS

     DKK      598,640   6.000% Due 10/01/26                                                      $           84,949

Multinational_4.8%
                        Nordic Investment Bank

     DEM      200,000   4.875% Due 03/01/01                                                                 111,862

Netherlands_ 8.1%
                        Commerzbank Overseas Finance

     ITL  120,000,000   10.800% Due 04/14/00                                                                 74,927

                        Schleswig-Holsteinische Finance

     DEM      200,000   5.625% Due 07/30/07                                                                 113,736

                         Total                                                                              188,663
Sweden_3.2%
                        Swedish Export Credit

     ITL  120,000,000   10.750% Due 06/09/00                                                                 75,329

                         Total Corporate Debt (Cost_$458,508)                                               460,803

U.S. Government Agency Obligations_12.0%

United States_12.0%
                        Federal National Mortgage Association_Global

     DEM      500,000   5.000% Due 02/16/01                                                                 280,480

                         Total U.S. Government Agency Obligations (Cost_$282,283)                           280,480

Sovereign Debt Obligations_64.4%

Austria_3.8%

                        Republic of Austria

     DEM      150,000   6.000% Due 02/01/06                                                                  88,444

Belgium_3.8%
                        Kingdom of Belgium

     DEM      150,000   6.250% Due 10/06/03                                                                  88,817

Denmark_6.9%
                        Kingdom of Denmark

     DKK    1,000,000   7.000% Due 12/15/04                                                                 160,881

                        European Bond Portfolio (US Dollar)



                                                                                                      Market
                 Face                                                                                  Value
  Currency      Value                                                                                 (Note 2)
Sovereign Debt Obligations_continued
France_11.6%
                        French Treasury Bill

     ECU      250,000   4.500% Due 07/12/02                                                      $          271,434

Germany_14.0%

                        Deutschland Republic

     DEM      150,000   6.000% Due 09/15/03                                                                  88,320

     DEM      250,000   6.000% Due 01/05/06                                                                 147,890

     DEM      150,000   6.250% Due 01/04/24                                                                  91,298

                         Total                                                                              327,508

Ireland_4.7%

                        Irish Gilt

     IEP       75,000   6.250% Due 10/18/04                                                                 109,226


Norway_4.9%
                        Norwegian Government

     NOK      500,000   5.750% Due 11/30/04                                                                  68,251

     NOK      350,000   6.750% Due 01/15/07                                                                  51,041

                         Total                                                                              119,292

Spain_3.7%

                        Spanish Government

     DEM      150,000   5.750% Due 01/03/07                                                                  86,046

Sweden_3.3%

                        Kingdom of Sweden

     ITL  120,000,000   10.000% Due 02/08/01                                                                 76,404

                        European Bond Portfolio (USDollar)


                                                                                                           Market
                Face                                                                                        Value
  Currency      Value                                                                                     (Note 2)
Soveriegn Debt Obligations_continued

United Kingdom_7.7%

                        United Kingdom Gilts

     GBP      100,000   7.750% Due 09/08/06                                                      $          181,175

                         Total Sovereign Debt Obligations (Cost_$1,791,695)                               1,509,227
                         Total Investments_96.1% (Cost_$2,250,203)                                        2,250,510

                         Other Assets in excess of liabilities_3.9%                                          91,913
                         Total Net Assets_100.0%                                                 $        2,342,423

Notes to the Portfolio of Investments:
Currency Abbreviations Defined:
DEM_German Deutschemark
DKK_Denmark Krona
GBP_Great British Pound
IEP_Irish Pound
ITL_Italian Lira
NOK_Norwegian Krona
ECU_European Currency Unit
The accompanying notes are an integral part of the Financial Statements.



                      Statements of Assets and Liabilities

                              Deutsche Portfolios

                         February 28, 1998 (unaudited)

                                                                  Top 50 World   Top 50 Europe   Top 50 Asia    Top 50 US
                                                                    Portfolio      Portfolio      Portfolio     Portfolio
                                                                   (US Dollar)    (US Dollar)    (US Dollar)   (US Dollar)
Assets:
Investments, at value                                               $8,528,670      $7,183,054   $29,393,309   $5,443,009
Cash                                                                   226,812         399,719       837,139      615,628
Foreign currency                                                            --              --           514           --
Dividends receivable                                                    35,211           7,932         3,585        1,997
Interest receivable                                                      1,351             867         5,349        1,897
Receivable from securities sold                                             --              --            --           --
Receivable from transactions in Investors' Beneficial Interest       1,045,466       1,099,591     1,110,616    1,071,470
Deferred organization costs                                             60,494          60,494        60,927       60,494
 Total assets                                                        9,898,004       8,751,657    31,411,439    7,194,495
Liabilities:
Payable for investments purchased                                      756,276         927,610     1,496,641           --
Payable for transactions in Investors' Beneficial Interest                  --              --        64,594           --
Unrealized depreciation on forward foreign currency contracts               --              --            --           --
Investment management fees payable                                      24,276          19,927        58,531       13,124
Organization expenses payable                                           65,912          65,912        65,912       65,912
Accrued expenses and other liabilities                                  78,324          78,208        72,661       74,641
 Total liabilities                                                     924,788       1,091,657     1,758,339      153,677
 Net assets                                                         $8,973,216      $7,660,000   $29,653,100   $7,040,818
Net Assets:
Applicable to Investors' Beneficial Interests                       $8,973,216      $7,660,000   $29,653,100   $7,040,818
Cost of investments                                                 $7,908,397      $6,652,912   $26,883,646   $4,886,143
Cost of foreign currency                                                    --              --          $499          --

The accompanying notes are an integral part of the Financial Statements.



                Statements of Assets and Liabilities--Continued

                              Deutsche Portfolios

                         February 28, 1998 (unaudited)

                                                  Provesta      Investa    Japanese Equity   Global Bond   European Bond
                                                  Portfolio    Portfolio      Portfolio       Portfolio      Portfolio
                                                 (US Dollar)  (US Dollar)    (US Dollar)     (US Dollar)    (US Dollar)
Assets:
Investments, at value                            $2,410,439   $2,467,622        $1,653,140    $2,683,988      $2,250,510
Cash                                                  5,800        2,662            92,617       344,078         125,545
Foreign currency                                      2,425          535                --            --              --
Dividends receivable                                     --           --               610            --              --
Interest receivable                                      32           51               305        57,185          49,924
Receivable from securities sold                       9,618       21,238                --            --              --
Receivable from transactions in Investors'
Beneficial Interest                                   9,953        9,986                --            --              --
Deferred organization costs                          61,036       61,036            61,072        60,964          61,036
Total assets                                      2,499,303    2,563,130         1,807,744     3,146,215       2,487,015
Liabilities:
Payable for investments purchased                    29,789          535                --            --              --
Unrealized depreciation on forward foreign
currency contracts                                       --           14                --            --              --
Investment management fees payable                    6,485        6,593             5,400         7,704           6,256
Organization expenses payable                        65,912       65,912            65,912        65,912          65,912
Accrued expenses and other liabilities               72,436       72,431            72,061        73,188          72,424
Total liabilities                                   174,622      145,485           143,373       146,804         144,592
Net assets                                       $2,324,681   $2,417,645        $1,664,371    $2,999,411      $2,342,423
Net Assets:
Applicable to Investors' Beneficial Interests    $2,324,681   $2,417,645        $1,664,371    $2,999,411      $2,342,423
Cost of investments                              $2,301,580   $2,285,502        $1,827,720     2,675,740      $2,250,203
Cost of foreign currency                             $2,448         $536                --            --              --

The accompanying notes are an integral part of the Financial Statements.



                            Statements of Operations

                              Deutsche Portfolios

  For the period from Commencement of Operations through February 28, 1998(a)
                                  (unaudited)

                                                                            Top 50 World   Top 50 Europe   Top 50 Asia    Top 50 US
                                                                              Portfolio      Portfolio      Portfolio     Portfolio
                                                                             (US Dollar)    (US Dollar)    (US Dollar)   (US Dollar)
Investment Income:
Dividend income                                                                 $ 48,002        $ 12,577    $   37,627     $ 12,083
Less: foreign withholding taxes                                                     (440)         (1,424)       (2,733)          --
Net dividend income                                                               47,562          11,153        34,894       12,083
Interest income                                                                   11,916          14,823        50,934        8,612
 Total income                                                                     59,478          25,976        85,828       20,695
Expenses:
Investment management fees                                                        24,276          19,927        58,531       13,124
Operations agent fees                                                             30,207          30,317        26,888       30,329
Administration agent fees                                                         16,438          16,438        15,123       16,438
Custody and accounting fees                                                       18,494          18,494        17,014       14,795
Audit fees                                                                         8,219           8,219         7,561        8,219
Legal fees                                                                         4,110           4,110         3,781        4,110
Trustees' fees and expenses                                                        2,672           2,672         2,458        2,672
Insurance fees                                                                       534             534           491          534
Reports to shareholders                                                              822             822           756          822
Other expenses                                                                     8,842           8,842         8,094        8,796
Amortization of organization costs                                                 5,418           5,418         4,985        5,418
 Total expenses                                                                  120,032         115,793       145,682      105,257
   Net investment (loss)                                                         (60,554)        (89,817)      (59,854)     (84,562)
Realized and Unrealized Gain (Loss) on Investments and
Foreign Currency:
Net realized gain (loss) on:
 Investments                                                                      27,576           6,039      (718,080)       3,925
 Foreign currency transactions                                                    (5,125)         28,590       (16,208)          --
Net change in unrealized appreciation/depreciation on:
 Investments                                                                     620,273         530,141     2,509,663      556,866
 Foreign currency                                                                    102          (1,767)          (88)          --
Net Realized and Unrealized Gain (Loss) on Investments and
Foreign Currency Transactions:                                                   642,826         563,003     1,775,287      560,791
Net Increase (Decrease) in Net Assets Resulting from Operations                 $582,272        $473,186    $1,715,433     $476,229
(a) Commencement of operations:                                                  10/2/97         10/2/97      10/14/97      10/2/97

The accompanying notes are an integral part of the Financial Statements.


                      Statements of Operations--continued

                              Deutsche Portfolios

   For the period from Commencement of Operations though February 28, 1998(a)
                                  (unaudited)

                                                                                               Japanese      Global      European
                                                                     Provesta      Investa      Equity        Bond         Bond
                                                                     Portfolio    Portfolio    Portfolio    Portfolio    Portfolio
                                                                    (US Dollar)  (US Dollar)  (US Dollar)  (US Dollar)  (US Dollar)
Investment Income:
Dividend income                                                      $   1,402    $   5,816   $      871    $      --    $      --
Less: foreign withholding taxes                                           (370)      (1,551)        (160)          --           --
 Net dividend income                                                     1,032        4,265          711           --           --
Interest income                                                            603          736        4,456       54,786       44,574
 Total income                                                            1,635        5,001        5,167       54,786       44,574
Expenses:
Investment management fees                                               6,485        6,593        5,400        7,704        6,256
Operations agent fees                                                   27,544       27,540       27,370       27,888       27,526
Administration agent fees                                               14,795       14,795       14,685       15,014       14,795
Custody and accounting fees                                             16,644       16,644       16,520       16,891       16,644
Audit fees                                                               7,397        7,397        7,342        7,506        7,397
Legal fees                                                               3,699        3,699        3,672        3,754        3,699
Trustees' fees and expenses                                              2,404        2,404        2,387        2,440        2,404
Insurance fees                                                             481          481          477          488          481
Reports to shareholders                                                    740          740          734          751          740
Other expenses                                                           7,917        7,918        7,860        8,035        7,917
Amortization of organization costs                                       4,876        4,876        4,840        4,948        4,876
 Total expenses                                                         92,982       93,087       91,287       95,419       92,735
   Net investment (loss)                                               (91,347)     (88,086)     (86,120)     (40,633)     (48,161)
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency:
Net realized gain (loss) on:
 Investments                                                            10,674       36,791      (91,002)      (2,939)      (4,830)
 Foreign currency transactions                                          26,274       23,007        4,731        1,153       11,565
Net change in unrealized appreciation/depreciation on:
 Investments                                                           108,859      182,120     (174,579)       8,248          306
 Foreign currency                                                          (11)         (44)           8         (925)      (1,354)
Net Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency:                                      145,796      241,874     (260,842)       5,537        5,687
Net Increase (Decrease) in Net Assets Resulting
from Operations                                                      $  54,449    $ 153,788    ($346,962)    ($35,096)    ($42,474)
(a) Commencement of operations:                                       10/17/97     10/17/97     10/20/97     10/15/97     10/17/97

The accompanying notes are an integral part of the Financial Statements.


                      Statements of Changes in Net Assets

                              Deutsche Portfolios

  For the period from Commencement of Operations through February 28, 1998(a)
                                  (unaudited)


                                                           Top 50 World         Top 50 Europe    Top 50 Asia     Top 50 US
                                                             Portfolio            Portfolio       Portfolio       Portfolio
                                                             (USDollar)           (USDollar)      (USDollar)      (USDollar)
Increase (Decrease) In Net Assets:
Operations--
Net investment (loss)                                        $  (60,554)         $   (89,817)    $   (59,854)   $  (84,562)
Net realized gain (loss) on
 investments and foreign currency
 transactions                                                    22,451               34,629        (734,288)        3,925
Net change in unrealized appreciation (depreciation) on
investments and foreign currency                                620,375              528,374       2,509,575       556,866
Net increase (decrease) in net
 assets resulting from operations                               582,272              473,186       1,715,433       476,229
Capital Transactions--
Proceeds from contributions                                   8,694,313            8,364,553      28,723,628     6,982,362
Value of withdrawals                                           (314,483)          (1,188,851)       (797,073)     (428,885)
Net increase in net assets from
 capital transactions                                         8,379,830            7,175,702      27,926,555     6,553,477
 Total increase in net assets                                 8,962,102            7,648,888      29,641,988     7,029,706
Net Assets:
Beginning of period                                              11,114               11,112          11,112        11,112
End of period                                                $8,973,216          $ 7,660,000     $29,653,100    $7,040,818
(a) Commencement of operations:                                 10/2/97              10/2/97        10/14/97       10/2/97


The accompanying notes are an integral part of the Financial Statements.


                 Statements of Changes in Net Assets--Continued

                              Deutsche Portfolios

  For the period from Commencement of Operations through February 28, 1998(a)
                                  (unaudited)


                                                           Provesta      Investa     Japanese Equity   Global Bond   European Bond
                                                          Portfolio     Portfolio       Portfolio       Portfolio      Portfolio
                                                          (USDollar)    (USDollar)      (USDollar)      (USDollar)     (USDollar)
Increase (Decrease) In Net Assets:
Operations--
Net investment (loss)                                     $  (91,347)   $  (88,086)       $  (86,120)   $  (40,633)     $  (48,161)
Net realized gain (loss) on investments and
foreign currency transactions                                 36,948        59,798           (86,271)       (1,786)          6,735
Net change in unrealized appreciation (depreciation) on
investments and foreign currency                             108,848       182,076          (174,571)        7,323          (1,048)
Net increase (decrease) in net assets
resulting from operations                                     54,449       153,788          (346,962)      (35,096)        (42,474)
Capital Transactions--
Proceeds from contributions                                2,278,724     2,252,980         2,000,450     3,023,649       2,474,351
Value of withdrawals                                         (19,604)         (235)             (229)         (254)       (100,566)
Net increase in net assets from capital transactions       2,259,120     2,252,745         2,000,221     3,023,395       2,373,785
 Total increase in net assets                              2,313,569     2,406,533         1,653,259     2,988,299       2,331,311
Net Assets:
Beginning of period                                           11,112        11,112            11,112        11,112          11,112
End of period                                             $2,324,681    $2,417,645        $1,664,371    $2,999,411      $2,342,423
(a) Commencement of operations:                             10/17/97      10/17/97          10/20/97      10/15/97        10/17/97

The accompanying notes are an integral part of the Financial Statements.


                              Financial highlights

                              Deutsche Portfolios

  For the period from Commencement of Operations through February 28, 1998 (a)
                                  (unaudited)

                                                                           Top 50 World  Top 50 Europe Top 50 Asia   Top 50 US
                                                                             Portfolio     Portfolio    Portfolio    Portfolio
                                                                             (USDollar)    (USDollar)   (USDollar)   (USDollar)
Ratios/Supplemental Data:
 Net assets, end of period (000's)                                            $ 8,973      $  7,660    $ 29,653   $   7,041
 Ratio of expenses to average daily net assets(b)                                4.89%         5.75%       2.45%       6.73%
 Ratio of net investment income (loss) to average net
  assets(b)                                                                    (2.47)%       (4.46)%     (1.01)%     (5.41)%
 Portfolio turnover(c)                                                             62%           22%          9%         18%
 Average commission rate per share(d)                                         $0.1286      $ 0.1287    $ 0.0156   $  0.0690
(a) Commencement of operations:                                               10/2/97       10/2/97    10/14/97     10/2/97

(b) Annualized
(c)  Not annualized
(d) Represents average brokerage commission rate per share of total security trades on which brokerage commissions were charged.
The accompanying notes are an integral part of the Financial Statements.



                        Financial highlights--Continued

                              Deutsche Portfolios

  For the period from Commencement of Operations through February 28, 1998 (a)
                                  (unaudited)

                                             Provesta                  Investa   Japanese Equity     Global Bond   European Bond
                                             Portfolio                 Portfolio    Portfolio         Portfolio      Portfolio
                                             (USDollar)               (USDollar)    (USDollar)       (USDollar)     (USDollar)
Ratios/Supplemental Data:
 Net assets, end of period
  (000's)                                     $  2,325                 $   2,417     $   1,664       $   2,999   $   2,342
 Ratio of expenses to
  average daily net
  assets(b)                                      12.17%                    11.98%        14.60%           9.22%      11.11%
Ratio of net
investment income (loss) average
 net assets(b)                                 (11.96)%                  (11.34)%      (13.78)%         (3.92)%     (5.77)%
 Portfolio turnover(c)                              23%                       17%           41%             22%         29%
 Average commission rate
  per share(d)                                $ 0.2242                 $  0.1809     $  0.0503              --          --
(a) Commencement of operations:               10/17/97                  10/17/97      10/20/97        10/15/97    `0/17/97

(b) Annualized
(c)  Not annualized
(d) Represents average brokerage commission rate per share of total security trades on which brokerage commissions were charged.
The accompanying notes are an integral part of the Financial Statements.



                         Notes to Financial Statements

                              Deutsche Portfolios

                         February 28, 1998 (unaudited)

Note 1--Organization

Deutsche Portfolios ("Portfolio Trust") was organized on June 20, 1997, as a business trust under the laws of the State of New York and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Portfolio Trust currently consists of ten separate investment series (each a "Portfolio" and collectively the "Portfolios"), each of which is, in effect, a separate mutual fund. The accompanying financial statements and notes relate to nine of these Portfolios which are Top 50 World Portfolio (US Dollar) ("Top 50 World Portfolio"), Top 50 Europe Portfolio (US Dollar) ("Top 50 Europe Portfolio"), Top 50 Asia Portfolio (US Dollar) ("Top 50 Asia Portfolio"), Top 50 US Portfolio (US Dollar) ("Top 50 US Portfolio"), Provesta Portfolio (US Dollar) ("Provesta Portfolio"), Investa Portfolio (US Dollar) ("Investa Portfolio") and Japanese Equity Portfolio (US Dollar) ("Japanese Equity Portfolio") (collectively, the "Equity Portfolios"), and Global Bond Portfolio (US Dollar) ("Global Bond Portfolio") and European Bond Portfolio (US Dollar) ("European Bond Portfolio") (collectively, the "Bond Portfolios").

The investment manager of the Portfolios is Deutsche Fund Management, Inc. ("DFM" or the "Manager"), an indirect subsidiary of Deutsche Bank AG. The investment objective of the Equity Portfolios is primarily to achieve high capital appreciation, and as a secondary objective, reasonable dividend income. The investment objective of the Bond Portfolios is to achieve steady, high income. The Portfolios commenced operations in October 1997.

Note 2--Significant Accounting Policies

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios:

Security Valuation

The value of equity securities listed on a U.S. securities exchange are valued at the last quoted sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on a foreign exchange considered by the Manager to be a primary market for the securities are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities, and securities for which the Manager determines the listing exchange is not a primary market, are valued at the average of the quoted bid-and-ask prices in the over-the-counter market. Debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market value. Debt securities with a maturity of 60 days or more are based on the last sales price on a national securities exchange or in the absence of recorded sales, at the average of readily available closing bid-and-asked prices on such exchanges or at the average of the readily available closing bid and asked prices in the over-the-counter market, if such exchange or market constitutes the broadest and most representative market for the security. Any security for which market quotations are not readily available, are priced in accordance with procedures adopted by the Trustees of the Portfolio Trust.

Forward Foreign Currency Contracts

The Portfolio Trust enter into forward contracts with various counterparties. Forward contracts are over-the-counter contracts for delayed delivery of securities or currency in which the buyer agrees to buy and the seller agrees to deliver a specified security or curreny at a specified price on a specified date. Because the terms of forward contracts are not standardized, they are not traded on organized exchanges and generally can be terminated or closed-out only by agreement of both parties to the contract. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses. When the forward contract is closed, the Portfolio Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the close-out of the contract and the original contract price.


                              Deutsche Portfolios

Investment Transactions

Investment transactions are recorded on trade date. Cost of securities sold is calculated using identified cost method. Dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis. Such dividend and interest income is recorded net of the unrecoverable portion of any applicable foreign withholding tax.

Foreign Currency Translation

The books and records of the Portfolios are maintained in US Dollars. Assets and liabilities denominated in foreign currency amounts are translated at the relevant foreign exchange rate. Purchase and sales of investment securities, income and expenses are recorded at the prevailing exchange rate on the respective days of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statements of Operations, except for such amounts attributable to investments which are included in net realized and unrealized gains and losses on investments. Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

Federal Income Taxes

Each Portfolio is treated as a partnership under the U.S. Internal Revenue Code (the "Code"). Accordingly, each Portfolio will not be subject to any federal income tax on its income and net realized gains (if any). However, each investor in a Portfolio will be taxed on its allocable share of the partnership's income and capital gains for purposes of determining its federal tax liability. The determination of such share will be made in accordance with the applicable sections of the Code. It is intended that each Portfolio's assets, income and allocation will be managed in such a way that a regulated investment company investing in the Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that such investment company invests all of its assets in the corresponding Portfolio.

Expenses

Expenses are recorded on an accrual basis. Expenses of the Portfolio Trust which are directly identifiable to a specific Portfolio are charged to that Portfolio. Expenses not directly attributable to a specific Portfolio are allocated among the Portfolios in such a manner as deemed equitable by the Trustees.

Deferred Organization Expenses

Organization expenses incurred in connection with the organization and initial registration of the Portfolio Trust were paid initially by DFM and will be reimbursed by the Portfolios. Such organization expenses have been deferred and will be amortized ratably over a period of sixty months from the commencement of operations of the Portfolios. Any amount received by the Portfolio from its corresponding Fund as a result of a redemption by Edgewood Services Inc., distributor of the Deutsche Funds, Inc. of any of its Initial Interest in the Portfolio will be applied so as to reduce the amount of unamortized organization expenses. The amount paid by the Portfolio Trust on any withdrawal by the Deutsche Funds, Inc. of all or part of its Initial Interest in the Portfolios will be reduced by a portion of any unamortized organization expenses of the Portfolios, determined by the proportion of the amount of the Initial Interest withdrawn to the aggregate amount of the Initial Interests in the Portfolios then outstanding after taking into account any prior withdrawals of any portion of the Initial Interests in the Portfolios.


                              Deutsche Portfolios

Note 3--Significant Agreements and Transactions with Affiliates

The Portfolio Trust has entered into an Investment Management Agreement (the "Management Agreement") with DFM, an indirect subsidiary of Deutsche Bank AG. DFM retains overall responsibility for supervision of the investment management program for each Portfolio but has delegated the day-to-day management of the investment operations of each Portfolio to an investment advisor. As compensation for the services rendered by DFM under the investment management agreement with the Portfolio Trust with respect to each Portfolio, DFM receives a fee from each Portfolio, which is computed daily and paid monthly, equal to the following percentages of each Portfolio's average daily net assets on an annualized basis for the Portfolio's then-current fiscal year:

Top 50 World Portfolio    1.00%
Top 50 Europe Portfolio   1.00%
Top 50 Asia Portfolio     1.00%
Top 50 US Portfolio       0.85%
Provesta Portfolio        0.85%
Investa Portfolio         0.85%
Japanese Equity Portfolio 0.85%
Global Bond Portfolio     0.75%
European Bond Portfolio   0.75%

DFM has retained the services of DWS International Portfolio Management GmbH ("DWS") as investment adviser of the Portfolios other than the Top 50 US Portfolio (US Dollar). Deutsche Morgan Grenfell Investment Management, Inc. ("DMGIM") is the investment adviser of the Top 50 US Portfolio (US Dollar). The advisers are indirect subsidiaries of Deutsche Bank AG. As compensation for their services, DWS and DMGIM each receives a fee, paid by DFM, which is based on the average daily net assets of the applicable Portfolio.

The Portfolio Trust has retained Federated Services Company as Operations Agent to the Portfolios. As Operations Agent of the Portfolios, Federated Services Company receives a fee from each Portfolio, which is computed daily and paid monthly, at the annual rate of 0.035% of the average daily net assets of each Portfolio for the Portfolio's then-current fiscal year, subject to a minimum fee of $60,000 per Portfolio annually. Federated Services Company receives, in its capacity as Administrator and Transfer Agent of the Deutsche Funds, Inc. and as Operating Agent of the Portfolios, a minimum aggregate fee from each Portfolio, its corresponding Fund and any other fund investing in each Portfolio, taken together, of $75,000 for the first year of each Portfolio's operations and $125,000 for the second year.

The Portfolio Trust has entered into an administrative agreement with IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)"). As Administrative Agent of the Portfolios, IBT (Cayman) receives a fee from each Portfolio, which is computed daily and paid monthly, at the annual rate of $5,000 per each Portfolio.

From commencement of operations to February 28, 1998, affiliates of Deutsche Bank AG received brokerage commissions as a result of executing agency transactions in portfolio securities in the amount of $7,090, $9,236, $7,724, $8,846 and $6,979, from the Top 50 World Portfolio, Top 50 Europe Portfolio, Top 50 US Portfolio, Provesta Portfolio, Investa Portfolio, respectively.

Note 4--Investment Portfolio Transactions
Purchases and sales of investments, exclusive of short-term securities, for each Portfolio for the period from commencement of operations, to February 28, 1998 are as follows:

                 Top 50            Top 50           Top 50         Top 50
             World Portfolio  Europe Portfolio  Asia Portfolio  US Portfolio
Purchases        $11,228,603        $7,541,467     $28,798,173    $5,510,300
Sales            $ 3,347,782        $  894,594     $ 1,196,447    $  628,082

                              Deutsche Portfolios

                         Provesta    Investa        Japanese
                        Portfolio   Portfolio   Equity Portfolio
Purchases               $2,699,625  $2,545,443        $2,456,907
Sales                   $  408,719  $  296,732        $  538,185

                       Global Bond                    European
                        Portfolio                   Bond Portfolio
Purchases
 U.S. Government        $  789,438                    $  277,766
 Non-U.S. Government     2,340,436                     2,466,117
 Total                  $3,129,874                    $2,743,883

Sales
 U.S. Government        $  298,125                    $       --
 Non-U.S. Government       153,070                       488,850
 Total                  $  451,195                    $  488,850

At February 28, 1998, the cost of investments and the unrealized appreciation (depreciation) of investments for each Portfolio were as follows:

                                                   Top 50             Top 50            Top 50
                                               World Portfolio   Europe Portfolio   Asia Portfolio
Cost of Investments                                 $7,908,397         $6,652,912      $26,883,646
Gross Unrealized Appreciation                          725,873            630,819        3,358,604
Gross Unrealized Depreciation                         (105,600)          (100,678)        (848,941)
Net Unrealized Appreciation/(Depreciation)             620,273            530,141        2,509,663

                                                     Top 50            Provesta          Investa
                                                    US Portfolio        Portfolio         Portfolio
Cost of Investments                                 $4,886,143         $2,301,580      $ 2,285,502
Gross Unrealized Appreciation                          589,542            197,084          226,946
Gross Unrealized Depreciation                          (32,676)           (88,225)         (44,826)
Net Unrealized Appreciation/(Depreciation)             556,866            108,859          182,120


                                                     Japanese         Global Bond         European
                                                 Equity Portfolio      Portfolio       Bond Portfolio
Cost of Investments                                 $1,827,720         $2,675,740      $ 2,250,203
Gross Unrealized Appreciation                           17,863             28,768           17,010
Gross Unrealized Depreciation                         (192,442)           (20,520)         (16,704)
Net Unrealized Appreciation/(Depreciation)            (174,579)             8,248              306

                              Deutsche Portfolios

Note 5--Forward Foreign Currency Contracts

Certain Portfolios had forward foreign currency contracts which contractually obligate the Portfolio to deliver or receive currencies at specified future dates. The following contracts were open at February 28, 1998:

                                                                            Foreign
                                                 Settlement                 Contract        Current  Unrealized
 Provesta Portfolio                                 Date                  U.S. $ Value       Value   Gain (Loss)
Purchase                  Deutsche Mark                03/02/98               $21,133      $21,147        $ 14
Sale                      Deutsche Mark                03/02/98                 9,613        9,620          (7)
Purchase                  French Franc                 03/31/98                 1,457        1,450          (7)
Investa Portfolio
Sale                      British Pound                03/02/98               $21,229      $21,243        $(14)


Note 6--Off-Balance Sheet Risk and Concentration of Credit Risk

The Statement of Assets and Liabilities includes the market or fair value of contractual commitments involving forward settlement contracts. These instruments involve elements of market risk in excess of amount reflected on the Statement of Assets and Liabilities.

Norional amounts are indicative only of the volume of activity; they are not a measure of market risk. Notional amounts of forward contracts include both purchase and sale commiments. Notional amounts of futures include contracts purchased as well as contracts sold. Market risk is influenced by the nature of the items that comprise a particular category of financial instruments and by the relationship among the various off-balance sheet categories as well as the relationship between off-balance sheet items and items recorded on the Portfolios' Statement of Assets and Liabilities. Credit risk is measured by the loss the Portfolios would record if its counterparties failed to perform pursuant to terms of their obligations to the Portfolios.






DEUTSCHE TOP 50 WORLD
DEUTSCHE TOP 50 EUROPE
DEUTSCHE TOP 50 ASIA
DEUTSCHE TOP 50 US

Class A Shares and Class B Shares

Federated Investors Tower
Pittsburgh, PA 15222-3779


For information call toll-free 888-4-DEUTSCHE (888-433-8872)


This prospectus relates to the Deutsche Top 50 World ("Top 50 World"), Deutsche Top 50 Europe ("Top 50 Europe"), Deutsche Top 50 Asia ("Top 50 Asia") and Deutsche Top 50 US ("Top 50 US")(each, a "Fund" and collectively, the "Funds"). Each Fund is a non-diversified series of the Deutsche Funds, Inc., an open-end management investment company organized as a Maryland corporation (the "Corporation") (together with the Funds, the "Deutsche Funds"). The investment objective of each Fund is primarily to achieve high capital appreciation and, as a secondary objective, reasonable dividend income.

Unlike other mutual funds which directly acquire and manage their own portfolio of securities, each Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding non-diversified open-end management investment company (each a "Portfolio" and, collectively, the "Portfolios"). Each Portfolio is a series of the Deutsche Portfolios (the "Portfolio Trust") and has the same investment objective as its corresponding Fund. Each Fund invests in its corresponding Portfolio through the Hub and Spoke(R) master-feeder investment fund structure. "Hub and Spoke" is a registered service mark of Signature Financial Group, Inc.

Each Portfolio is managed by Deutsche Fund Management, Inc. ("DFM" or the "Manager"), a registered investment adviser and an indirect subsidiary of Deutsche Bank AG, a major global financial institution.


This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing and it should be retained for future reference. Additional information about the Funds has been filed with the Securities and Exchange Commission ("SEC") in a Statement of Additional Information dated April 30, 1998 (as supplemented from time to time). This information is incorporated herein by reference and is available without charge upon written request from the Funds' transfer agent, Federated Shareholder Services Company, or by calling toll-free 888-4-DEUTSCHE.

INVESTMENTS IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, DEUTSCHE BANK AG OR ANY OTHER BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN CLASS A SHARES OR CLASS B SHARES IS SUBJECT TO RISKS THAT MAY CAUSE THE VALUE OF THE INVESTMENT TO FLUCTUATE, AND WHEN THE INVESTMENT IS REDEEMED, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED BY THE INVESTOR.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus Dated April 30, 1998

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


Expense Summary........................................   2
Financial Highlights...................................   3
The Funds..............................................   4
Investment, Objective, Policies, and Restrictions......   4
 All Funds.............................................   5
Risk Factors...........................................   8
 Equity Investments....................................   8
 Foreign Investments (Each Portfolio Except
 Top 50 US Portfolio)..................................   8
 Emerging Markets (Each Portfolio Except
 Top 50 US Portfolio)..................................   9
 Fixed Income Securities...............................   9
 Futures, Options and Warrants.........................   9
 Geographic Investment Emphasis........................   9
 Local Securities Markets..............................   9
Management of the Corporation and the Portfolio Trust..  10
 Manager...............................................  10
 Adviser...............................................  10
 Portfolio Management..................................  10
Investing in the Funds.................................  13
 Class A Shares........................................  13
 Class B Shares........................................  13
Purchase of Shares.....................................  13
Investing in Class A Shares............................  14
Special Purchase Features..............................  16
 Systematic Investment Program.........................  16
 Retirement Plans......................................  16
Exchange Privilege.....................................  16
 Class A Shares........................................  16
 Class B Shares........................................  16
 Requirements for Exchange.............................  17
 Tax Consequences......................................  17
 Making an Exchange....................................  17
 Telephone Instructions................................  17
Redemption of Shares...................................  17
 Redeeming Shares Through a  Financial Intermediary....  17
 Redeeming Shares by Telephone.........................  17
 Redeeming Shares by Mail..............................  17
Special Redemption Features............................  18
 Systematic Withdrawal Program.........................  18
Contingent Deferred Sales Charge.......................  18
 Class A Shares........................................  18
 Class B Shares........................................  18
 Class A Shares and Class B Shares.....................  18
 Elimination of Contingent Deferred Sales Charge.......  18
Account and Share Information..........................  19
 Certificates and Confirmations........................  19
 Accounts with Low Balances............................  19
Dividends and Distributions............................  19
Net Asset Value........................................  19
Organization...........................................  19
Taxes..................................................  20
Additional Information.................................  21
Appendix A.............................................  21


--------------------------------------------------------------------------------
                                EXPENSE SUMMARY
--------------------------------------------------------------------------------

The following table summarizes estimated shareholder transaction and annual operating expenses of Class A shares and Class B shares of each Fund and the allocable operating expenses of its corresponding Portfolio. The Directors of the Corporation believe that the aggregate per share expenses of each Fund and the allocable operating expenses of its corresponding Portfolio will be approximately equal to and may be less than the expenses that the Fund would incur if it retained the services of an investment adviser and invested its assets directly in portfolio securities. Actual expenses may vary. A hypothetical example based on the summary is also shown. For more information concerning the expenses of each Fund and its corresponding Portfolio, see "Management of the Corporation and the Portfolio Trust."

                        Shareholder Transaction Expenses

                                                                                              Class A      Class B
                                                                                            ----------   ----------
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price).............     5.50%     None
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price)..  None         None
Contingent Deferred Sales Charge (as a percentage of original purchase price
or redemption proceeds, as applicable)....................................................     0.00%(1)     5.00%(2)
Redemption Fees (as a percentage of amount redeemed, if applicable).......................  None         None
Exchange Fees.............................................................................  None         None

 (1) Class A shares purchased without an initial sales charge (i) based on an initial investment of $1,000,000 or more or (ii) with proceeds of a redemption of shares of an unaffiliated investment company purchased or redeemed with a sales charge and not distributed by Edgewood, may be charged a contingent deferred sales charge of 1.00% for redemptions made within one full year of purchase. See "Contingent Deferred Sales Charge."


 (2) In the first year declining to 1.00% in the sixth year and 0% thereafter.

                                 Expense Table
            Annual Operating Expenses (After Expense Reimbursement)
               (As a percentage of projected average net assets)

                                  Top 50 World
                                  Top 50 Europe
                                                             Top 50 Asia          Top 50 US
                                                          -----------------   ------------------
                                                          Class A   Class B   Class A   Class B
                                                          -------   -------   -------   --------
Advisory Fees............................................    1.00%     1.00%     0.85%     0.85%
12b-1 Fees
Service..................................................    0.25%     0.25%     0.25%     0.25%
Distribution.............................................    0.00%     0.75%     0.00%     0.75%
Other Expenses (after expense reimbursement).............    0.35%     0.35%     0.40%     0.40%
                                                             -----     -----     -----     -----
Total Operating Expenses (after expense reimbursement)...    1.60%     2.35%     1.50%     2.25%
                                                             =====     =====     =====     =====

--------------------------------------------------------------------------------
                           EXPENSE SUMMARY--CONTINUED
--------------------------------------------------------------------------------

Example
--------------------------------------------------------------------------------

An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:

                                                                                         Top 50 World
                                                                                        Top 50 Europe
                                                                                         Top 50 Asia        Top 50 US
                                                                                       ----------------  ----------------
                                                                                       Class A  Class B  Class A  Class B
                                                                                       ----------------  ----------------
1 Year................................................................................    $ 70     $ 73     $ 69     $ 72
3 Years...............................................................................    $103     $103     $100     $100
You would pay the following expenses on the same investment assuming no redemption:
1 Year................................................................................    $ 74     $ 24     $ 69     $ 23
3 Years...............................................................................    $103     $ 73     $100     $ 70

The above expense table is designed to assist investors in understanding the various estimated direct and indirect costs and expenses that investors in a Fund would bear. Wire transferred redemptions of less than $5,000 may be subject to additional fees. The fees and expenses included in "Other Expenses" are estimated for each Fund's first fiscal year and include (i) the fees paid to the Administrator, Administrative Agent, Operations Agent, Transfer Agent, Fund Accounting Agent and Custodian (as each are defined herein), (ii) amortization of organizational expenses, and (iii) other usual and customary expenses of each Fund and each Portfolio. DFM has agreed that it will reimburse each Fund through at least August 31, 1998, to the extent necessary to maintain each Fund's ratio of total operating expenses to average annual net assets at the level indicated above. Assuming no reimbursement of expenses, estimated "Other Expenses" for the first fiscal year of Top 50 World, Top 50 Europe, Top 50 Asia and Top 50 US would be 0.96%, 0.96%, 0.96% and 0.95%, respectively, and "Total Operating Expenses" would be 2.21%, 2.21%, 2.21% and 2.20%, respectively, of the Fund's average daily net assets attributed to Class A shares and 2.96%, 2.96%, 2.96% and 2.95%, respectively, of the Fund's average daily net assets attributed to Class B shares. For a more detailed description of contractual fee arrangements, including expense reimbursements, see "Management of the Corporation and the Portfolio Trust." In connection with the above example, investors should note that $1,000 is less than the minimum investment requirement for each Class of each Fund. See "Purchase of Shares." Because the fees paid under the 12b-1 Plan of the Fund are charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of the maximum front-end sales charge that such Fund would be permitted to charge. The example is hypothetical; it is included solely for illustrative purposes. It should not be considered a representation of future performance; actual expenses may be more or less than those shown.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


Unaudited financial highlights for Class A shares of the Funds for the period from commencement of operations through February 28, 1998, are incorporated herein by reference to the Semi-Annual Report and supplement to the Prospectus dated April 30, 1998, which accompanies this Prospectus. Class B shares did not have any operations through February 28, 1998.

--------------------------------------------------------------------------------
                                   THE FUNDS
--------------------------------------------------------------------------------

Each Fund is a non-diversified, open-end management investment company and is a series of shares of common stock of the Deutsche Funds, Inc., a Maryland corporation incorporated on May 22, 1997 (see "Organization"). The investment objective of each Fund is primarily to achieve high capital appreciation and, as a secondary objective, reasonable dividend income.

Each Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio that has the same investment objective as the Fund. The Top 50 World invests all of its investable assets in the Top 50 World Portfolio (US Dollar) ("Top 50 World Portfolio"); the Top 50 Europe invests all of its investable assets in the Top 50 Europe Portfolio (US Dollar) ("Top 50 Europe Portfolio"); the Top 50 Asia invests all of its investable assets in the Top 50 Asia Portfolio (US Dollar) ("Top 50 Asia Portfolio"); and the Top 50 US invests all of its investable assets in the Top 50 US Portfolio (US Dollar) ("Top 50 US Portfolio"). Each Portfolio is an open-end management investment company and a series of shares of beneficial interest in the Deutsche Portfolios, a trust organized under the laws of the State of New York (see "Organization").

Shares of the Funds are sold continuously by the Funds' distributor, Edgewood Services, Inc. ("Edgewood" or the "Distributor"). The Funds require a minimum initial investment of $5,000. The minimum subsequent investment is $500 (see "Purchase of Shares"). If a shareholder reduces his or her investment in a Fund to less than the applicable minimum investment, the investment is subject to mandatory redemption. See "Account and Share Information--Accounts with Low Balances."


Proceeds from the sale of shares of each Fund are invested in its corresponding Portfolio, which then invests its assets in accordance with its investment objective and policies. DWS International Portfolio Management GmbH is the investment adviser of the Portfolios other than Top 50 US Portfolio (the "DWS Adviser"). Deutsche Morgan Grenfell Investment Management Inc. is the investment adviser of the Top 50 US Portfolio (the "DMGIM Adviser"); and together with the DWS Adviser or severally as the context may require, the "Adviser." The Advisers are indirect subsidiaries of Deutsche Bank AG. Federated Services Company is the administrator of the Funds (the "Administrator") and the operations agent of the Portfolios ("Operations Agent"). IBT Fund Services (Canada) Inc. ("IBT (Canada)") is the fund accounting agent of the Funds and the Portfolios ("Fund Accounting Agent"). Federated Shareholder Services Company is the transfer agent and dividend disbursing agent of the Funds ("Transfer Agent"). IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)") is the administrative agent of the Portfolios ("Administrative Agent"). Investors Bank & Trust Company ("IBT") is the custodian of the Funds and the Portfolios ("Custodian"). The Board of Directors of the Corporation and the Board of Trustees of the Portfolio Trust provide broad supervision over the affairs of the Funds and of the Portfolios, respectively. The Directors who are not "interested persons" of the Corporation as defined in the Investment Company Act of 1940, as amended (the "1940 Act")(the "Independent Directors"), are the same as the Trustees who are not "interested persons" of the Portfolio Trust as defined in the 1940 Act (the "Independent Trustees"). A majority of the Corporation's Directors and the Portfolio Trust's Trustees are not affiliated with the Manager, the Adviser or the Distributor. For further information about the Directors of the Corporation and the Trustees of the Portfolio Trust, see "Management of the Corporation and the Portfolio Trust" herein and "Directors, Trustees, and Officers" in the Statement of Additional Information.

--------------------------------------------------------------------------------
                        INVESTMENT OBJECTIVE, POLICIES,
                                AND RESTRICTIONS
--------------------------------------------------------------------------------

The investment objective of each Fund is primarily to achieve high capital appreciation and, as a secondary objective, reasonable dividend income. No Fund represents a complete investment program, nor is each Fund suitable for all investors.

Each Fund seeks to achieve its investment objective by investing all its investable assets in a corresponding Portfolio, an open end management company that has the same investment objective and investment policies as the Fund. Since the investment characteristics and experience of each Fund will correspond directly with those of its corresponding Portfolio, the discussion in this Prospectus focuses on the investments and investment policies of the Portfolios.

The number of issuers of equity securities held in each Portfolio is generally fifty. Each of the Portfolios generally invests only in those companies that the portfolio managers consider to be of outstanding quality in their particular field. In selecting the fifty issuers, the Adviser will emphasize some or all of the following attributes:

 .  strong market position within its respective market;

 . profitability, predictability and duration of earnings growth, reflected in sound balance sheet ratios and financial statements;

 . high quality of management with an orientation toward strong, long-term earnings;

 .  long-range strategic plans in place;

 . generally publicly-held with broad distribution of financial information related to the company's operations.

Companies selected for each Portfolio will be monitored on a consistent basis to detect risk in the form of possible changes in their earnings outlook and/or financial condition. The Adviser will monitor the annual and interim financial statements of a broad universe of companies, conduct sector and industry analysis and maintain company contact, including company visits and attendance at company meetings and analyst presentations. In addition, the Adviser will assess macroeconomic and stock market conditions in the various countries in which the companies held in each Portfolio are domiciled or have their primary stock market listings.

The Adviser will consider the geographic market focus of each Portfolio in considering companies proposed for investment, which may cause modest differences in style or investment approach among the respective Portfolios.

Because each Portfolio is classified as "non-diversified" under the 1940 Act, the performance of each Portfolio may be subject to greater fluctuation than that of a diversified investment company. See "Fundamental Investment Restrictions" below.

The Top 50 World Portfolio (US Dollar) pursues its (and the Top 50 World's) investment objective by investing at least 65% of its total assets in equity securities. In selecting securities for the Portfolio, emphasis will be placed on international diversification. While there are no specific percentage limitations on investments in any single country, the Portfolio generally expects to maintain a significant investment in at least three regions around the world--e.g., Europe, North America, Asia.

The Portfolio invests in companies with a strong market position, which are globally competitive, have outstanding growth potential and offer above-average opportunities to take advantage of one or more of the following global future trends ("megatrends"):

1.   Strong population growth in emerging markets;

2. Aging population in industrialized nations, leading to growing demands for the products and services of healthcare and related industries;

3.   Transition to an information and communications society;

4.   Growing demand for brand names;

5. Growing oil/energy consumption worldwide.

The Top 50 Europe Portfolio (US Dollar) pursues its (and the Top 50 Europe's) investment objective by investing at least 65% of its total assets in the equity securities of issuers located in European countries, including those which are member states of the European Union, those which are party to the Convention on the European Economic Area ("CEEA"), Switzerland, Slovakia, Czech Republic, and Hungary.

The Portfolio invests primarily in European companies with above-average potential for capital gain. The Adviser places strong emphasis on companies that have clear strategic goals, that concentrate on their core businesses, and whose management gives appropriate consideration to return on investment.

The Top 50 Asia Portfolio (US Dollar) pursues its (and the Top 50 Asia's) investment objective by investing at least 65% of its total assets in the equity securities of issuers with a domicile or business focus in Asian countries, including China, Hong Kong, India, Indonesia, Japan, South Korea, Malaysia, Philippines, Singapore, Taiwan, Thailand. A company has its business focus in Asia when the majority of its profits or sales are made there.

In selecting securities for the Portfolio, the Adviser will seek companies with some or all of the following attributes: strong prospects for medium-term growth, solid market position, with favorable financial performance and indicators, and high quality management whose aim is toward longer-term earnings, with a strategic view of their companies and markets.

The Top 50 US Portfolio (US Dollar) pursues its (and the Top 50 US's) investment objective by investing at least 65% of its total assets in the equity securities of issuers domiciled or headquartered in the United States. These companies may also conduct a substantial part of their business outside the United States.

The Portfolio will invest primarily in companies that dominate their markets and maintain a leadership position through the combination of management talent, product or service differentiation, economies of scale and financial strength. These companies, in the opinion of the Adviser, are aggressive and tenacious companies, generally referred to as "Bulldogs," that are leading-edge U.S. corporations and have a "no holds barred" attitude geared toward market share dominance.

The investment style of the Portfolio will also place great emphasis on the market valuation of a company's earnings (i.e. P/E ratio), as well as the predictability and durability of its earnings growth. The analysis of industry trends will also play an important part in the portfolio management process.

Although the assets of the Portfolio are invested primarily in common stocks, other securities with equity characteristics may be purchased, including securities convertible into common stock, and warrants. The Portfolio may participate in initial public offerings from time to time and may only invest in publicly traded securities.

All Funds
Listed Securities

Each Portfolio will invest primarily in listed securities ("Listed Securities"). For purposes of this prospectus, Listed Securities are defined as securities meeting at least one of the following requirements: (a) they are listed on a stock exchange in a member state of the European Union ("Member State") or in another state which is a party to the CEEA, or are included on another regulated market in a Member State or in another state party to the CEEA which market is recognized, open to the public and operates regularly; (b) they are admitted to the official listing on one of the stock exchanges listed in Appendix A or included on one of the regulated markets listed in Appendix A; or (c) application is to be made for admission to official listing on one of the aforementioned stock exchanges or inclusion in one of the aforementioned regulated markets and such admission or inclusion is to take place within 12 months of their issue.


Unlisted Securities and Notes

Up to a total of 10% of the net assets of each Portfolio may be invested in:

(a) securities that are consistent with the Portfolio's investment objective and policies, which are not admitted to official listing on one of the stock exchanges or included on one of the regulated markets, described above;

(b) interests in loans which are portions of an overall loan granted by a third party and for which a note has been issued ("Notes"), provided these Notes can be assigned at least twice after purchase by the Portfolio, and the Note was issued by:

    . the Federal Republic of Germany, a special purpose fund of the Federal Republic of Germany, a state of the Federal Republic of Germany, the European Union or a member state of the Organisation for Economic Cooperation and Development (an "OECD Member"),

    . another German domestic authority, or a regional government or local authority of another Member State or another state party to the CEEA for which a zero weighting was notified according to Article 7 of the Council Directive 89/647/EEC of 18 December 1989 on a solvency ratio for credit institutions (Official Journal EC No. L386, p. 14),

    . other corporate bodies or institutions organized under public law and registered domestically in Germany or in another Member State or another state party to the CEEA,

    . other debtors, if guaranteed as to the payment of interest and repayment of principal by one of the aforementioned bodies, or

    . companies which have issued securities which are admitted to official listing on a German or other foreign stock exchange.

Investments in Notes are subject to each Portfolio's overall 20% limitation on fixed income securities. See "Fixed Income Securities" below.

The current Member States and the states party to the CEEA and OECD Members are listed in Appendix A.

Fixed Income Securities

Each Portfolio is permitted to invest in fixed income securities, although it intends to remain invested in equity securities to the extent practical in light of its objective. Each Portfolio's investment in fixed income securities (excluding bank deposits and money market instruments) will not exceed 20% of the Portfolio's net assets. For purposes of each Portfolio's investments, convertible bonds and bonds with warrants would be considered equities, not fixed income securities.


The fixed income securities in which each Portfolio may invest will be rated on the date of investment, within the four highest ratings of Moody's Investors Service, Inc. ("Moody's"), currently Aaa, Aa, A and Baa, or of Standard & Poor's ("S&P"), currently AAA, AA, A and BBB or, if unrated, will be, in the opinion of the Adviser, of comparable quality to such rated securities discussed above. Fixed income securities rated Baa by Moody's or BBB by S&P have speculative characteristics. See Appendix B to the Statement of Additional Information for a description of these ratings.

Bank Deposits and Money Market Instruments

Each Portfolio may temporarily invest in bank deposits and money market instruments maturing in less than 12 months. These instruments include credit balances and bank certificates of deposit, discounted treasury notes and bills issued by the Federal Republic of Germany ("FRG"), the states of the FRG, the European Union, OECD Members or quasi-governmental entities of any of the foregoing.

Under normal circumstances each Portfolio will purchase bank deposits and money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions. However, each Portfolio may temporarily invest in bank deposits and money market instruments, up to 49% of its net assets, as a measure taken in the Adviser's judgment during, or in anticipation of, adverse market conditions. For each Portfolio, except the Top 50 US Portfolio, certificates of deposit from the same credit institution may not account for more than 10% of a Portfolio's total assets. See "Investment Objectives and Policies" in the Statement of Additional Information.

Options Transactions on Securities

Options transactions may be carried out for each Portfolio if the securities options are admitted to official listing on a recognized futures or securities exchange and the securities underlying the options are within the applicable investment objective and policies of the Portfolio. Each of these instruments is a derivative instrument as its value derives from the underlying asset. Each Portfolio may use options for hedging and risk management purposes and may purchase call options and sell put options for speculation. See "Risk Factors."

By purchasing a put option, a Portfolio obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Portfolio pays the current market price for the option (known as the option premium). The purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price.

Put options on securities may be purchased only if the securities underlying the option transaction are held by a Portfolio at the time of the purchase of the put option.


When a Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it.

Writing a call option obligates a Portfolio to sell or deliver the option's underlying instrument in return for the strike price upon exercise of theoption.

Call options on securities may be sold only if the securities underlying the option transaction are held by a Portfolio at the time of the sale. These securities may not be sold during the maturity of the call option and may not be the subject of a securities loan.

There is no limitation on the value of the options that may be purchased or written by a Portfolio. However, the strike prices of the securities options, together with the strike prices of the securities that underlie other securities options already purchased or granted for the account of each Portfolio, may not exceed 20% of net assets of the Portfolio. See "Risk Factors." Options on securities may only be purchased or granted to a third party to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already purchased by or granted for the account of a Portfolio, do not exceed 10% of the net assets of the Portfolio. Options on securities may only be written (sold) to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already written for the account of a Portfolio, do not exceed 2% of the net assets of the Portfolio. When an option transaction is offset by a back-to-back transaction (e.g., where a Portfolio writes a put option on a security and purchases a put option on the same security having the same expiration date), these two transactions will not be counted for purposes of the limits set forth in this paragraph.

Futures Contracts, Options on Futures and Securities Indices and Warrants

Each Portfolio may purchase and sell stock index futures contracts and interest rate futures contracts and may purchase options on interest rate futures contracts, options on securities indices and warrants on futures contracts and stock indices. A Portfolio will engage in transactions in such instruments only if they are admitted to official listing on a recognized futures or securities exchange and meet certain other requirements stated below. A Portfolio may use these techniques for hedging or risk management purposes or, subject to certain limitations, for the purposes of obtaining desired exposure to certain securities or markets.

For the purpose of hedging a Portfolio's assets, the Portfolio may sell (but not purchase) stock index or interest rate futures contracts and may purchase put or call options on futures contracts, options on securities indices and any of the warrants described above. Any such transaction will be considered a hedging transaction, and not subject to the limitations on non-hedging transactions stated below, to the extent that (1) in the case of stock index futures, options on securities indices and warrants thereon, the contract value does not exceed the market value of the shares held by the Portfolio for which the hedge is intended and such shares are admitted to official listing on a stock exchange in the country in which the relevant futures or securities exchange is based or (2) in the case of interest rate futures and options on securities indices and warrants thereon, the contract value does not exceed the interest rate exposure associated with the assets held in the applicable currency by the Portfolio. In carrying out a particular hedging strategy, a Portfolio may sell futures contracts and purchase options or warrants based on securities, financial instruments or indices that have issuers, maturities or other characteristics that do not precisely match those of the Portfolio's assets for which such hedge is intended, thereby creating a risk that the futures, options or warrants position will not mirror the performance of such assets. A Portfolio may also enter into transactions in futures contracts, options on futures, options on indices and warrants for non-hedging purposes, as described below.

Each Portfolio may purchase or sell stock index or interest rate futures contracts, put or call options on futures, options on securities indices and warrants other than for hedging purposes. Each Portfolio other than the Top 50 US Portfolio may enter into transactions for non-hedging purposes only to the extent that (1) the underlying contract values, together with the contract values of any instrument then held by the Portfolio for non-hedging purposes, do not exceed in the aggregate 20% of the net assets of the Portfolio and (2) such instruments relate to categories of assets which the Portfolio is permitted to hold. The Top 50 US Portfolio does not limit its purchase or sale of stock index or interest rate futures contracts, put or call options on futures, options on securities indices and warrants for other than hedging purposes.

Currency Forward Contracts, Option Rights and Warrants on Currencies and Currency Futures Contracts (Each Portfolio Except Top 50 US Portfolio)

Each Portfolio, except Top 50 US Portfolio, may enter into foreign currency transactions to hedge currency risks associated with the assets of the Portfolio denominated in foreign currencies. A Portfolio may purchase or sell foreign currency contracts for forward delivery, purchase option rights for the purchase or sale of currencies or currency futures contracts or warrants which entitle the holder to the right to purchase or sell currencies or currency futures contracts or to receive payment of a difference, which is measured by the performance of currencies or currency futures contracts, provided that these option rights and warrants are admitted to official listing on an exchange.


Each Portfolio does not currently intend to engage in foreign currency transactions as an investment strategy. However, each Portfolio (except Top 50 US Portfolio)may enter into forward contracts to hedge against changes in foreign currency exchange rates that would affect the value of existing investments denominated or principally traded in a foreign currency.

Securities Loans

Subject to applicable investment restrictions, each Portfolio is permitted to lend its securities. These loans may not exceed 33-1/3% of each Portfolio's total assets. The Portfolios may pay reasonable administrative and custodial fees in connection with the loan of securities. The following conditions will be met whenever portfolio securities of a Portfolio are loaned: (1) the Portfolio must receive at least 100% collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as payments in respect of any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian and finder's fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Portfolio must terminate the loan and regain the right to vote the securities if a material event conferring voting rights and adversely affecting the investment occurs. In addition, a Portfolio will consider all facts and circumstances, including the creditworthiness of the borrowing financial institution. No Portfolio will lend its securities to any officer, Trustee, Director, employee or other affiliate of the Corporation or the Portfolio Trust, the Manager, the Adviser or the Distributor, unless otherwise permitted by applicable law.

Each Portfolio may lend its securities on a demand basis provided the market value of the assets transferred in securities loans together with the market value of the securities already transferred as a securities loan for the Portfolio's account to the same borrower does not exceed 10% of total net assets of the Portfolio.

Borrowing

Each Portfolio may borrow money from banks for temporary or short-term purposes and then only in amounts not to exceed 10% of each Portfolio's, except the Top 50 US Portfolio's, total assets at the time of such borrowing. The Top 50 US Portfolio may take up short-term loans up to a limit of one-third of the Portfolio's total assets.

Warrants

Each Portfolio may purchase warrants in value of up to 10% of the Portfolio's net assets. The warrants in which the Portfolios invest are a type of security that entitles the holder to buy a fixed amount of securities of such issuer at a specified price at a fixed date or for a fixed period of time (which may be in perpetuity) or to demand settlement in cash based on the price performance of the underlying security. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless.

Warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

Convertible Securities

The convertible securities in which the Portfolios may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

Short-Term Trading

Each Portfolio intends to manage its portfolio actively in pursuit of its investment objective. A Portfolio may take advantage of short-term trading opportunities that are consistent with its objective. To the extent a Portfolio engages in short-term trading, it may realize short-term capital gains or losses and incur increased transaction costs. See "Taxes" below.

Investment Restrictions

The investment objective of each Fund and each Portfolio, together with the fundamental investment restrictions described below and in the Statement of Additional Information, except as noted, are deemed fundamental policies, i.e., they may be changed only with the approval of the holders of a majority of the outstanding voting securities of a Fund and its corresponding Portfolio. Each Fund has the same investment restrictions as its corresponding Portfolio, except that each Fund may invest all of its investable assets in the corresponding Portfolio. References below to the Portfolios' investment restrictions also include the Funds' investment restrictions. Any other investment policies of the Portfolios and the Funds described herein or in the Statement of Additional Information are not fundamental and may be changed without shareholder approval.

 Fundamental Investment Restrictions

 Each Portfolio is classified as "non-diversified" under the 1940 Act, which means that each corresponding Fund is not limited by the 1940 Act with respect to the portion of its assets which may be invested in securities of a single company (although certain diversification requirements are in effect imposed by the Internal Revenue Code of 1986, as amended (the "Code")). The possible assumption of large positions in the securities of a small number of companies may cause the performance of a Fund to fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the companies.

 Top 50 World Portfolio will invest at least 65% of its total assets in equity securities. Top 50 Europe Portfolio will invest at least 65% of its total assets in the equity securities of issuers located in European countries. Top 50 Asia Portfolio will invest at least 65% of its total assets in the equity securities of issuers with a domicile or business focus in Asian countries. Top 50 US Portfolio will invest at least 65% of its total assets in the equity securities of issuers located in the United States.

 No Portfolio may purchase securities or other obligations of issuers conducting their principal business activity in the same industry if its investments in such industry would equal or exceed 25% of the value of the Portfolio's total assets, provided that the foregoing limitation shall not apply to investments in securities issued by the U.S. Government or its agencies or instrumentalities.

 Non-Fundamental Investment Restrictions

 Each Portfolio generally will not borrow money. Each Portfolio may not issue senior securities except as permitted by the 1940 Act or any rule, order or interpretation thereunder. Each Portfolio, except the Top 50 US Portfolio, may not invest more than 10% of its net assets in the securities of any one issuer or invest more than 40% of its net assets in the aggregate in the securities of those issuers in which the Portfolio has invested in excess of 5% but not more than 10% of its net assets.

 For a more detailed discussion of the above investment restrictions, as well as a description of certain other investment restrictions, see "Investment Restrictions" in the Statement of Additional Information.

--------------------------------------------------------------------------------
                                  RISK FACTORS
--------------------------------------------------------------------------------

Equity Investments

Because the assets of each Portfolio are invested primarily in equity securities, the Portfolios are subject to market risk and the risks associated with the individual companies in which the Portfolios invest, meaning that stock prices in general may decline over short or extended periods of time. As with any equity-based investment company, the investor should be aware that unfavorable economic conditions can adversely affect corporate earnings and cause declines in stock prices.

Foreign Investments (Each Portfolio Except Top 50 US Portfolio)

Each Portfolio, except the Top 50 US Portfolio, invests primarily in foreign securities. Investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes (such as capital gain taxes) which may decrease the net return on foreign investments as compared to dividends and interest paid to a Portfolio by U.S. domestic companies.

Investors should realize that the value of a Portfolio's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) currency exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect a Portfolio's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Portfolios must be made in compliance with foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, the Portfolios' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.



Since each Portfolio's investments in foreign securities involve foreign currencies, the value of the Portfolio's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. Because the Top 50 Europe Portfolio does not presently intend to engage in currency transactions to hedge currency risks, this Portfolio may be more exposed to the aforementioned currency risks. See "Foreign Currency Exchange Transactions" in the Statement of Additional Information.



Certain of the risks associated with foreign investments are heightened for the Top 50 Asia Portfolio and Top 50 World Portfolio, which invest in certain Asian countries. In some cases, political uncertainty and political corruption in such countries could threaten to reverse favorable trends toward market and economic reform, privatization and removal of trade barriers, and further disruptions in Asian securities markets could result. In addition, certain Asian countries have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, may have a disruptive and negative effect on foreign investors. For example, in 1997 the Thai baht lost 46.75% of its value against the U.S. dollar. A number of Asian companies are highly dependent on foreign loans for their operation. In 1997, several Asian countries were forced to negotiate loans from the International Monetary Fund and other supranational organizations which impose strict repayment term schedules and require significant economic and financial restructuring. There can be no assurance that such restructurings will not have an adverse effect on individual companies, or securities markets, in which the Top 50 Asia Portfolio or the Top 50 World Portfolio is invested. The Top 50 Asia Portfolio may invest in Hong Kong, which reverted to Chinese administration in 1997. Investments in Hong Kong may be subject to expropriation, nationalization or confiscation, and to the risk that the Hong Kong dollar will be devalued. The Corporation cannot predict the effects of a possible loss of investor confidence in the currency or stock market of Hong Kong.

Emerging Markets (Each Portfolio Except Top 50 US Portfolio)

Investments in securities of issuers in emerging markets countries may involve a high degree of risk and many may be considered speculative. Investments in developing and emerging markets may be subject to potentially greater risks than those of other foreign issuers. These risks include: (i) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (ii) certain national policies which may restrict the Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iii) foreign taxation; (iv) the absence, until recently, of a capital market structure or market oriented economy as well as issuers without a long period of successful operations; (v) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in such countries or their neighboring countries; and (vi) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability.


Fixed Income Securities



The value of fixed income securities generally goes down when interest rates go up, and vice versa. Furthermore, the value of fixed income securities may vary based on anticipated or potential changes in interest rates. Changes in interest rates will generally cause bigger changes in the prices of longer-term securities than in the prices of shorter-term securities.


Prices of fixed income securities fluctuate based on changes in the actual and perceived creditworthiness of issuers. The prices of lower rated securities often fluctuate more than those of higher rated securities. It is possible that some issuers will be unable to make required payments on fixed income securities.

Futures, Options and Warrants

Each Portfolio's successful use of futures, options and warrants depends on the ability of the Adviser to predict the direction of the market or, in the case of hedging transactions, the correlation between market movements and movements in the value of the Portfolio's assets, and is subject to various additional risks. The investment techniques and skills required to use futures, options and warrants successfully are different from those required to select equity securities for investment. The correlation between movements in the price of the futures contract, option or warrant and the price of the securities or financial instruments being hedged is imperfect and the risk from imperfect correlation increases, with respect to stock index futures, options and warrants, as the composition of a Portfolio's portfolio diverges from the composition of the index underlying such stock index futures, options or warrants. If a Portfolio has hedged portfolio securities by purchasing put options or selling futures contracts, the Portfolio could suffer a loss which is only partially offset or not offset at all by an increase in the value of the Portfolio's securities. As noted, a Portfolio may also enter into transactions in future contracts, options and warrants for other than hedging purposes (subject to applicable law), including speculative transactions, which involve greater risk. In particular, in entering into such transactions, a Portfolio may experience losses which are not offset by gains on other portfolio positions, thereby reducing its gross income. In addition, the markets for such instruments may be volatile from time to time, which could increase the risk incurred by a Portfolio in entering into such transactions. The ability of a Portfolio to close out a futures, options or warrants position depends on a liquid secondary market.

The use of futures contracts potentially exposes the Portfolios to the effects of "leveraging," which occurs when futures are used so a Portfolio's exposure to the market is greater than it would have been if the Portfolio had invested directly in the underlying instruments. Leveraging increases a Portfolio's potential for both gain and loss. As noted above, the Portfolios intend to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Portfolios. See "Futures and Option Contracts" in the Statement of Additional Information.


Geographic Investment Emphasis


From time to time, due to investment opportunities perceived by the Manager to be attractive, a Portfolio or a Fund may invest a relatively larger portion of its assets in the issuers of securities domiciled, or principally traded, in one or more individual countries. In the event that such geographic investment emphasis occurs, the relevant Portfolio or Fund could be subject to greater risk due to unanticipated, and negative, economic events and/or market action in such country or countries.



Local Securities Markets
The German Securities Markets



Equity securities trade on the country's eight regional stock exchanges of which Frankfurt accounted for approximately 78% of the total volume in 1997.


Share prices of companies traded on German stock exchanges declined in 1991 and 1992 as the German economy entered a recessionary period following unification of eastern and western Germany in 1990. The DM total return of the CDAX German Composite Index of stocks was 6.39% in 1992, 44.56% in 1993, 5.83% in 1994, 4.75% in 1995, 22.14% in 1996, and 40.83% in 1997.


Trading volume tends to concentrate on the relatively few companies having both large market capitalization and a broad distribution of their stock with few or no large holders. The five companies having the largest annual trading volume of their stock in 1997 represented 28.7% of total trading volume on the German stock exchanges: Deutsche Bank AG with DM 254.7 billion, Daimler Benz AG with DM
233.7 billion, Siemens AG with DM 224.7 billion, Volkswagen AG with DM 192.3 billion, and Bayer AG with DM 145.1 billion.

--------------------------------------------------------------------------------
                         MANAGEMENT OF THE CORPORATION
                            AND THE PORTFOLIO TRUST
--------------------------------------------------------------------------------

The Board of Directors of the Corporation and the Board of Trustees of the Portfolio Trust provide broad supervision over the affairs of each Fund and each Portfolio, respectively. Each Fund has retained the services of Federated Services Company as Administrator, Federated Shareholder Services Company as Transfer Agent, IBT (Canada) as Fund Accounting Agent and IBT as Custodian, but has not retained the services of an investment manager or adviser since each Fund seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio. Each Portfolio has retained the services of DFM as Manager, Federated Services Company as Operations Agent, IBT (Canada) as Fund Accounting Agent, IBT (Cayman) as Administrative Agent and IBT as Custodian. DFM has retained the services of DWS International Portfolio Management GmbH as investment adviser of each Portfolio except the Top 50 US Portfolio. DFM has retained the services of DMGIM as investment adviser of the Top 50 US Portfolio.

Manager

The Portfolio Trust has retained the services of DFM as investment manager to each Portfolio. DFM, with principal offices at 31 West 52nd Street, New York, New York 10019, is a Delaware corporation and registered investment adviser under the Advisers Act of 1940.


DFM is a wholly-owned subsidiary of Deutsche Fonds Holding GmbH ("DFH"), a company with limited liability organized under the laws of Germany and a consolidated subsidiary of Deutsche Bank AG, a major global banking institution. With total assets the equivalent of $582 billion and 76,100 employees as of year-end 1997, Deutsche Bank AG is one of Europe's largest universal banks. It is engaged in a wide range of financial services, including retail and commercial banking, investment banking and insurance. Deutsche Bank AG's creditworthiness ranks it among the most highly rated financial institutions in the world. For example, Deutsche Bank AG has been rated AAA by Standard & Poor's, New York. Deutsche Bank and its affiliates may have commercial lending relationships with companies whose securities may be held by a Portfolio.


DFH subsidiaries include German-based DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH ("DWS") and others based in Luxembourg, Austria, Switzerland, Singapore, France and Italy. Together, DFH subsidiaries serve as manager and/or investment adviser to more than 150 mutual funds outside the United States, having aggregate assets under management of more than the equivalent of $67.5 billion as of December 31, 1997. DFH and its subsidiaries employ approximately 560 professionals and is one of the largest mutual fund operators in Europe based on assets under management.


The primary subsidiary of DFH is DWS. Founded in 1956, it is the largest mutual fund company in Germany, holding a 25% share of the German mutual fund market based on assets under management as of December 1997. DFH and its subsidiaries are known in the financial market as "DWS Group, Investmentgroup of Deutsche Bank."


DFH subsidiaries have received widespread industry recognition in Europe. For example, Micropal, Europe's leading fund rating organization, has accorded DWS the following awards: 1994: best fund manager for 1-, 3-, and 5-year periods; 1995: best fund manager for 1-, 3-, and 5-year periods; 1996: best fund manager for 3- and 5-year periods; 1997: best fund manager for 3- and 5-year periods. These awards were given to fund managers having 10 or more funds registered for sale in Germany, based on the manager with the highest number of funds ranked first within various categories of investment objective defined by Micropal. Fund rankings are based on above-average performance in Deutsche Mark ("DM") terms and below-average volatility.

Subject to the overall supervision of the Portfolio Trust's Trustees, DFM is responsible for the day-to-day investment decisions, the execution of portfolio transactions and the general management of each Portfolio's investments and provides certain supervisory services. Under its investment management agreement with the Portfolio Trust (the "Management Agreement"), DFM is permitted, subject to the approval of the Board of Trustees of the Portfolio Trust, to delegate to a third party responsibility for management of the investment operations of each Portfolio. DFM has delegated this responsibility to the Adviser. DFM retains overall responsibility, however, for supervision of the investment management program for each Portfolio. See "Manager" in the Statement of Additional Information.

As compensation for the services rendered and related expenses borne by DFM under the Management Agreement with the Portfolio Trust with respect to each Portfolio, DFM receives a fee from each Portfolio, which is computed daily and paid monthly, equal to 1.00% of the average daily net assets of each Portfolio, except Top 50 US Portfolio, and equal to 0.85% of the average daily net assets of Top 50 US Portfolio on an annualized basis for the Portfolio's then-current fiscal year. See also "Expenses."

Adviser

Pursuant to an investment advisory agreement ("Advisory Agreement") between DFM and the relevant Adviser, the Adviser provides investment advice and portfolio management services to each Portfolio. Subject to the overall supervision of DFM, the Adviser conducts the day-to-day investment decisions of each Portfolio, arranges for the execution of portfolio transactions and furnishes a continuous investment program for each Portfolio.

Each Adviser is an SEC-registered investment adviser and an indirect subsidiary of Deutsche Bank AG. The offices of the DWS Adviser are located at Grueneburgweg 113-115, 60323 Frankfurt am Main, Germany. The offices of the DMGIM Adviser are located at 31 West 52nd Street, New York, New York 10019.

For these services, the Adviser receives from DFM a fee, which is computed daily and may be paid monthly, equal to 0.75% of the average daily net assets of each Portfolio except Top 50 US Portfolio and equal to 0.60% of the average daily net assets of Top 50 US Portfolio on an annualized basis for the Portfolio's then-current fiscal year.

Portfolio Management


Klaus Kaldemorgen is the senior portfolio manager for the Top 50 Asia Portfolio and Deutsche Top 50 World Portfolio. Mr. Kaldemorgen also serves as senior portfolio manager for the Top 50 Asian and Top 50 Welt, German registered mutual funds with the same investment objective, policies and restrictions as the respective Portfolio. He has held this position since the inception of these funds in April 1996, and January 1997, respectively. Mr. Kaldemorgen has 16 years experience as an investment manager, joining the DWS Group in 1982. Mr. Kaldemorgen is Senior Investment Officer, head of the global equity team, DWS Group, Investment Group of Deutsche Bank, supervising funds holding assets under management of DM 13.2 billion ($7.2 billion) as of January 30, 1998.


Klaus Martini and Elisabeth Weisenhorn are co-senior portfolio managers for the Top 50 Europe Portfolio. Mr. Martini joined the DWS Group in 1984, where he has managed European stock funds since 1988. Mr. Martini also serves as senior portfolio manager for Top 50 Europa, a German registered mutual fund with the same investment objective, policies, and restrictions as the Top 50 Europe Portfolio. He is Senior Investment Officer, head of the European equity team, supervising funds holding assets under management of DM 5.1 billion ($2.8 billion) as of January 30, 1998. Ms. Weisenhorn also serves as the senior portfolio manager for the Investa Portfolio and the Provesta Portfolio, additional series of the Portfolio Trust. Ms. Weisenhorn has 13 years of experience as an investment manager and joined the DWS Group in 1985. She is Senior Investment Officer, head of the German equity team, supervising funds holding assets under management of DM 13.9 billion ($7.7 billion) as of January 30, 1998. Mr. Martini and Ms. Weisenhorn are based at DWS Group's office in Frankfurt, Germany.

James E. Moltz, the chief investment officer of Deutsche Morgan Grenfell Inc., is the senior portfolio manager of the Top 50 US Portfolio. Mr. Moltz is also the chief investment strategist of Deutsche Morgan Grenfell Inc., and previously served as chief investment strategist for 20 years with an acquired firm, C. J. Lawrence Inc. He was also chairman and president of C. J. Lawrence Inc. from 1973 to 1994. Mr. Moltz is a former Director of both the New York Stock Exchange and the Securities Industry Association. He is a member of the New York Society of Security Analysts and a Chartered Financial Analyst.

Administrator

Under a master agreement for administration services with the Corporation, Federated Services Company serves as Administrator to the Funds. In connection with its responsibilities as Administrator, Federated Services Company, among other things (i) prepares, files and maintains the Funds' governing documents, registration statements and regulatory documents; (ii) prepares and coordinates the printing of publicly disseminated documents; (iii) monitors declaration and payment of dividends and distributions; (iv) projects and reviews the Funds' expenses; (v) performs internal audit examinations; (vi) prepares and distributes materials to the Directors of the Corporation, (vii) coordinates the activities of all service providers; (viii) monitors and supervises collection of tax reclaims; and (ix) prepares shareholder meeting materials.

As Administrator, Federated Services Company receives a fee from each Fund, which is computed daily and may be paid monthly, at the annual rate of 0.065% of the average daily net assets of each Fund up to $200 million and 0.0525% of the average daily net assets of each Fund greater than $200 million for the Fund's then-current fiscal year. The Administrator will receive a minimum fee of $75,000 per Fund annually, except that during the first two years of the agreement, a minimum aggregate fee for each Portfolio, corresponding Fund and any other fund investing in the Portfolio, taken together, of $75,000 for the first year of the Fund's operation and $125,000 for the second year will be paid to the Operations Agent and the Administrator.

Operations Agent

Under an operations agency agreement with the Portfolio Trust, Federated Services Company serves as Operations Agent to the Portfolio. In connection with its responsibilities as Operations Agent, Federated Services Company, among other things, (i) prepares governing documents, registration statements and regulatory filings; (ii) performs internal audit examinations; (iii) prepares expense projections; (iv)prepares materials for the Trustees of the Portfolio Trust, (v) coordinates the activities of all service providers;(vi) conducts compliance training for the Adviser; (vii) prepares investor meeting materials; and (viii) monitors and supervises collection of tax reclaims.

As Operations Agent of the Portfolios, Federated Services Company receives a fee from each Portfolio, which is computed daily and paid monthly, at the annual rate of 0.035% of the average daily net assets of each Portfolio for the Portfolio's then-current fiscal year. The Operations Agent of the Portfolios will receive a minimum fee of $60,000 per Portfolio annually, except that during the first two years of the agreement minimum aggregate fees for each Portfolio, corresponding Fund and any other fund investing in the Portfolio, taken together, of $75,000 for the first year of the Portfolio's operation and $125,000 for the second year will be paid to the Operations Agent and the Administrator.

Administrative Agent

Under an administration agreement with the Portfolio Trust, IBT (Cayman) provides certain services to the Portfolios, including (i) filing and maintaining the governing documents, registration statements and other regulatory filings; (ii) maintaining a telephone line; (iii) approving annual expense budgets; (iv) authorizing expenses; (v) distributing materials to the Trustees of the Portfolio Trust; (vi) authorizing dividend distributions; (vii) maintaining books and records; (viii) filing tax returns; and (ix) maintaining the investor register.

As Administrative Agent of the Portfolios, IBT (Cayman) receives a fee from each Portfolio, which may be paid monthly, at the annual rate of $5,000.

Distributor


Edgewood serves as principal distributor for shares of each Fund. Edgewood is located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-5829. It is a New York corporation organized on October 26, 1993, and is the principal distributor for a number of investment companies. Edgewood is a subsidiary of Federated Investors and an affiliate of Federated Services Company.

Securities laws may require certain Financial Intermediaries (as defined below) such as depository institutions to register as dealers. The Distributor may pay dealers an amount up to 5.0% of the net asset value of Class B shares purchased by their clients or customers as an advance payment. These payments will be made directly by the Distributor from its assets, and will not be made from the assets of a Fund. Dealers may voluntarily waive receipt of all or any portion of these advance payments. The Distributor may pay all or a portion of the distribution fee discussed below to Financial Intermediaries that waive all or any portion of the advance payments.

Under a distribution and services plan adopted in accordance with Rule 12b-1 of the 1940 Act, Class B shares are subject to a distribution plan (the "Distribution Plan") and Class A shares and Class B shares are subject to a service plan (the "Service Plan").

Under the Distribution Plan, Class B shares of each Fund will pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of the Fund represented by Class B shares to finance any activity which is principally intended to result in the sale of Class B shares of the Fund subject to the Distribution Plan. Because distribution fees to be paid by a Fund to the Distributor may not exceed an annual rate of 0.75% of Class B shares' average daily net assets, it will take the Distributor a number of years to recoup the expenses, including payments to other dealers, it has incurred for its sales services and distribution-related support services pursuant to the Distribution Plan.

The Distribution Plan is a compensation-type plan. As such, a Fund makes no payments to the Distributor except as described above. Therefore, a Fund does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from a Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor's overhead expenses. However, the Distributor may be able to recover such amounts or may earn a profit from payments made by shares under the Distribution Plan.

Under the Service Plan, each Fund pays to DFM for the provision of certain services to the holders of Class A shares and Class B shares a fee computed at an annual rate of 0.25% of the average daily net assets of each such Class of shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund, providing reports and other information to shareholders and financial intermediaries ("Financial Intermediaries"), and services related to the maintenance of shareholder accounts, and other services. DFM determines the amounts to be paid to Financial Intermediaries, the schedules of such fees and the basis upon which such fees will be paid.


DFM may pay Financial Intermediaries a shareholder services fee of up to 0.25% of the amount invested in Class A shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the Deutsche Funds or certain other products made available by the Distributor to such plans or programs is $1,000,000 or more ("Eligible Benefit Plans"). Shares in the Deutsche Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. DFM reserves the right to cease paying these fees at any time. DFM may pay such fees from its own funds in addition to amounts received from the Funds under the Service Plan, including past profits or any other source available to it. Such payments are subject to a reclaim from the Financial Intermediary should the assets leave the plan or program within 12 months after purchase.

Furthermore, with respect to Class A shares and Class B shares, the Distributor may offer to pay a fee from its own assets to Financial Intermediaries as financial assistance for providing substantial sales services, distribution related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of a Fund. Such assistance may be predicated upon the amount of shares the Financial Intermediary sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the Financial Intermediary.

Transfer Agent, Custodian and Fund Accountant

Federated Shareholder Services Company, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, serves as the transfer agent and dividend disbursing agent for each Fund. IBT, 200 Clarendon Street, Boston, MA 02116 acts as the custodian of each Fund's and each Portfolio's assets. Securities held for a Portfolio may be held by a sub-custodian bank approved by the Trustees or the Custodian of the Portfolio Trust. IBT (Canada) provides fund accounting services to the Funds and the Portfolios, including (i) calculation of the daily net asset value for the Funds and the Portfolios; (ii) monitoring compliance with investment portfolio restrictions, including all applicable federal securities and other regulatory requirements; and (iii) monitoring each Fund's and Portfolio's compliance with the requirements applicable to a regulated investment company under the Code.

Expenses

In addition to the fees payable under the various agreements discussed above, each Fund and each Portfolio is responsible for usual and customary expenses associated with its respective operations. Such expenses may include organization expenses, legal fees, audit fees and expenses, insurance costs, the compensation and expenses of the Directors or Trustees, as the case may be, registration fees under applicable securities laws, fund accounting fees, custodian fees and extraordinary expenses. For each Fund, such expenses also include transfer, registrar and dividend disbursing costs, and the expenses of printing and mailing reports and notices and proxy statements to Fund shareholders. For each Portfolio, such expenses also include brokerage expenses.

DFM has agreed that it will reimburse each Fund through at least August 31, 1998, to the extent necessary to maintain each Fund's total operating expenses (which includes expenses of the Fund and its corresponding Portfolio but does not cover extraordinary expenses during the period) at not more than 1.60% and 2.35% of the average annual net assets of Class A shares and Class B shares, respectively, of the Top 50 World, Top 50 Europe and Top 50 Asia and not more that 1.50% and 2.25% of the average annual net assets of Class A shares and Class B shares, respectively, of Top 50 US. There is no assurance that DFM will continue this reimbursement beyond the specified period.

Expenses of Class A Shares and Class B Shares

Holders of Class A shares and Class B shares bear their allocable portion of a Fund's expenses along with their allocable share of the corresponding Portfolio's operating expenses. At present, the only expenses which are allocated specifically to Class A shares and Class B shares as classes are expenses under the Distribution Plan and expenses under the Service Plan. However, the Directors reserve the right to allocate certain other expenses to holders of Class A shares and Class B shares ("Class Expenses"). In any case, Class Expenses would be limited to: distribution fees; shareholder services fees; transfer agent fees as identified by the Transfer Agent as attributable to holders of Class A shares and Class B shares; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders as attributable to holders of Class A shares and Class B shares; registration fees paid to the Securities and Exchange Commission and to state securities commissions as attributable to holders of Class A shares and Class B shares; expenses related to administrative personnel and services as required to support holders of Class A shares and Class B shares; legal fees relating solely to Class A shares or Class B shares; and Directors' fees incurred as a result of issues related solely to Class A shares or Class B shares.

Portfolio Brokerage

The estimated annual portfolio turnover rate for the Top 50 World Portfolio, Top 50 Europe Portfolio, Top 50 Asia Portfolio and Top 50 US Portfolio is generally not expected to exceed 80%, 80%, 100% and 80%, respectively. A 100% annual turnover rate would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year, or if 10% of the portfolio securities were replaced ten times in one year. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of a Fund tend to increase as the level of portfolio activity increases.

In effecting securities transactions, the Adviser seeks to obtain the best price and execution of orders. In selecting a broker, the Adviser considers a number of factors including: the broker's ability to execute orders without disturbing the market price; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the broker's financial condition and responsibility; the research and other investment information provided to the Adviser by the broker; and the commissions charged. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.

The Adviser may direct a portion of a Portfolio's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from a Portfolio to pay other unaffiliated service providers on behalf of that Portfolio for services provided for which the Portfolio would otherwise be obligated to pay. Such commissions paid by a Portfolio are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.


Deutsche Bank AG or one of its subsidiaries or affiliates may act as one of the agents of the Portfolios in the purchase and sale of portfolio securities when, in the judgment of the Adviser, that firm will be able to obtain a price and execution at least as favorable as other qualified brokers. As one of the primary brokers used by the Portfolios, Deutsche Bank AG receives brokerage commissions from each Portfolio.

On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other customers, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Portfolio. In some instances, this procedure might adversely affect a Portfolio.


From commencement of operations through February 28, 1998, the Top 50 World Portfolio, Top 50 Europe Portfolio, Top 50 Asia Portfolio, and Top 50 US Portfolio paid the following aggregate brokerage commissions, respectively:
$25,444, $16,435, $166,945, and $7,723.

--------------------------------------------------------------------------------
                             INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

Each Fund offers investors two classes of shares that carry sales charges and contingent deferred sales charges in different forms and amounts and which bear different levels of expenses.

Class A Shares


An investor who purchases Class A shares of a Fund pays a maximum sales charge of 5.50% at the time of purchase. Certain purchases of Class A shares are not subject to a sales charge. See "Purchase of Shares--Investing in Class A Shares." As a result, Class A shares are not subject to any charges when they are redeemed (except for special programs offered under "Purchase of Shares-- Purchases with Proceeds From Redemptions of Unaffiliated Investment Companies" and except for shares purchased without a sales charge that are redeemed within one year of purchase as described under "Contingent Deferred Sales Charge--Class A Shares"). Certain purchases of Class A shares qualify for reduced sales charges. See "Purchase of Shares--Reducing or Eliminating the Sales Charge." Class A shares have no conversion feature.

Class B Shares
Class B shares of each Fund are sold without an initial sales charge, but are subject to a contingent deferred sales charge in accordance with the following schedule:


                                    Contingent
Year of Redemption                   Deferred
After Purchase                     Sales Charge
-----------------------------      ------------
First                                  5.00%
Second                                 4.00%
Third                                  3.00%
Fourth                                 3.00%
Fifth                                  2.00%
Sixth                                  1.00%
Seventh and thereafter                 0.00%


Class B shares also bear a fee pursuant to a Distribution Plan, adopted in accordance with Rule 12b-1 under the 1940 Act, while Class A shares do not bear such a fee. Both Class A shares and Class B shares will bear shareholder services fees. Class B shares will automatically convert into Class A shares, based on relative net asset value, on or about the fifteenth of the month eight full years after the purchase date. Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but (until conversion) will have a higher expense ratio and pay lower dividends than Class A shares due to the higher 12b-1 fees.

--------------------------------------------------------------------------------
                               PURCHASE OF SHARES
--------------------------------------------------------------------------------


Shares of each Fund are sold on days on which the New York Stock Exchange ("NYSE") is open. Shares of a Fund may be purchased as described below, either through a Financial Intermediary (such as a bank or broker/dealer which has a sales agreement with the Distributor) or by sending a wire or a check directly to the Fund, with a minimum initial investment of $5,000 for Class A shares and Class B shares. Additional investments can be made for as little as $500. The minimum initial investment for retirement plan participants is $1,000. The minimum subsequent investment for retirement plan participants is $100. (Financial Intermediaries may impose different minimum investment requirements on their customers and may separately charge a fee for Fund transactions.)


In connection with any sale, the Distributor may from time to time offer certain items of nominal value to any shareholder or investor. The Funds reserve the right to reject any purchase request. An account must be established through a Financial Intermediary or by completing, signing, and returning the new account form available from the Funds before shares can be purchased.

Investing in Class A Shares
Class A shares of each Fund are sold at their net asset value next determined after an order is received, plus a sales charge as follows:

                                             Sales Charge
                                          as a Percentage of              Dealer
                                   ---------------------------------   Concession as
                                                          Net         a Percentage of
                                      Offering           Amount       Public Offering
Amount of Transaction                  Price            Invested          Price
---------------------                 --------          --------      ----------------
Less than $50,000                       5.50%             5.82%            5.00%
$50,000 but less
than $100,000                           4.50%             4.71%            3.75%
$100,000 but less
than $250,000                           3.50%             3.63%            2.75%
$250,000 but less
than $500,000                           2.50%             2.56%            2.00%
$500,000 but less
than $1 million                         2.00%             2.04%            1.75%
$1 million but less
than $2 million                          None              None            1.00%*
$2 million but less
than $5 million                          None              None            0.80%
$5 million but less
than $50 million                         None              None            0.50%*
$50 million but less
than $100 million                        None              None            0.25%*
$100 million or more                     None              None            0.15%*

*See "Dealer Concession" below.

Dealer Concession

The dealer concession may be changed from time to time but will remain the same for all dealers. Dealer concession will be paid to dealers who initiate and are responsible for purchases of $1 million or more. Any portion of the sales charge which is not paid to a dealer will be retained by the Distributor. The Distributor, at its expense, may provide additional promotional incentives to dealers. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant numbers of shares of the Fund or other Deutsche Funds.

The sales charge for shares sold other than through registered broker/

dealers will be retained by the Distributor. The Distributor may pay fees to banks out of the sales charge in exchange for sales and/or administrative services performed on behalf of the bank's customers in connection with the initiation of customer accounts and purchases of shares.

Reducing or Eliminating the Sales Charge

The sales charge can be reduced or eliminated on the purchase of Class A shares through:

 .  sales charge waiver;

 .  quantity discounts and accumulated purchases;

 .  concurrent purchases;

 .  signing a 13-month letter of intent;

 .  using the reinvestment privilege; or

 . purchases with proceeds from redemptions of unaffiliated investment company shares.

Sales Charge Waiver

Sales charges may be waived on Class A shares of the Fund (subject to appropriate documentation furnished to the Distributor as it may request from time to time in order to verify eligibility for this privilege) if purchased by:


 1. Full-time employees of National Association of Securities Dealers, Inc. ("NASD") member firms and full-time employees of other Financial Intermediaries which have entered into a supplemental agreement with the Distributor pertaining to the sale of Fund shares, either for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children. This privilege also applies to full-time employees of Financial Intermediaries affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value;


 2. Current full-time, part-time or retired employees of Deutsche Bank AG and its affiliates or subsidiaries, current or former directors or trustees of Deutsche Bank AG and its affiliates or subsidiaries, current or former Board members of a fund advised by Deutsche Bank AG or any of its affiliates or subsidiaries, including the Directors of the Corporation, or the spouse or minor child of the foregoing, including an employee of Deutsche Bank AG or any of its affiliates or subsidiaries who acts as custodian for a minor child;

 3. Registered representatives, bank trust officers, certified financial planners and other employees (and their immediate families) of investment professionals who have entered into a supplemental agreement with the Distributor;


 4. IRA Rollover accounts sponsored by Deutsche Morgan Grenfell Inc., Deutsche Bank Trust Company, or any of their affiliates as administrator, trustee or custodian, provided that the distribution proceeds are made from a qualified retirement plan or from a 403(b)(7) plan that is sponsored, administered or custodied by Deutsche Bank Trust Company or any of its affiliates, and provided that, at the time of such distribution, such qualified retirement plan or 403(b)(7) plan met the requirements of an Eligible Benefit Plan and all or a portion of such plan's assets were invested in the Deutsche Funds or certain other products made available by the Distributor to such plans;
 5. As part of an Eligible Benefit Plan having a minimum of 250 eligible employees or a minimum of $1,000,000, or such lesser amount as may be determined by the Distributor, invested in Deutsche Funds;

 6. Investor accounts through certain broker-dealers and other Financial Intermediaries that have entered into supplemental agreements with the Distributor, which include a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or similar program under which such clients pay a fee to the broker-dealer or other Financial Intermediary, or such other accounts to which the broker-dealer or other Financial Intermediary charges an asset management fee;


 7. Investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent;


 8. Retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b), or 457 of the Code and "rabbi trusts;"


 9. Qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States;


10. Trust companies and bank trust departments, including Deutsche Bank Trust Company and its affiliates, initially investing at least $100,000 of assets held in a fiduciary, agency, advisory, custodial or similar capacity on behalf of any one of their investor clients;


11. Accounts investing $100,000 or more of (1) a State or territory of the United States, county, city or instrumentality thereof, (2) charitable organizations as defined under Section 501(c)(3) of the Code, and (3) charitable remainder trusts or life income pools as defined under Section 501(c)(3) of the Code.


Quantity Discounts and Accumulated Purchases

Larger purchases reduce the sales charge paid. A Fund will combine purchases of Class A shares made on the same day by the investor, the investor's spouse, and the investor's children under age 21 when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account.


If an additional purchase of Class A shares is made in a Fund, the Fund will consider the previous purchases still invested in the Fund. For example, if a shareholder already owns Class A shares having a current value at the public offering price of $30,000 and the shareholder purchases $20,000 more at the current public offering price, the sales charge on the additional purchase according to the schedule now in effect would be 4.50%, not 5.50%.


To receive the sales charge reduction, the Distributor must be notified by the shareholder in writing or by the shareholder's Financial Intermediary at the time the purchase is made that Class A shares are already owned or that purchases are being combined. A Fund will reduce the sales charge after it confirms the purchases.

Concurrent Purchases

For purposes of qualifying for a sales charge reduction, a shareholder has the privilege of combining concurrent purchases of Class A shares of two or more of the Deutsche Funds, the purchase price of which includes a sales charge. For example, if a shareholder concurrently invested $30,000 in Class A shares of one of the Deutsche Funds with a sales charge, and $20,000 in another Fund, the sales charge would be reduced to reflect a $50,000 purchase.


To receive this sales charge reduction, the Distributor must be notified by the shareholder in writing or by the shareholder's Financial Intermediary at the time the concurrent purchases are made. A Fund will reduce the sales charge after the purchases are confirmed.

Letter of Intent


If a shareholder intends to purchase at least $50,000 of Class A shares of the Deutsche Funds (excluding the Deutsche U.S. Money Market Fund) over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Custodian to hold in escrow (in shares) up to the maximum sales charge of the total amount intended to be purchased until such purchase is completed.

The shares held in escrow in the shareholder's account will be released upon fulfillment of the letter of intent or the end of the 13-month period, whichever comes first. If the amount specified in the letter of intent is not purchased, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

While this letter of intent will not obligate the shareholder to purchase shares, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. At the time a letter of intent is established, current balances in accounts in any shares of any Deutsche Fund, excluding the Deutsche U.S. Money Market Fund, will be aggregated to provide a purchase credit towards fulfillment of the letter of intent. Prior trade prices will not be adjusted.

Reinvestment Privilege


If Class A shares in a Fund have been redeemed, the shareholder has the privilege, within 120 days, to reinvest the redemption proceeds at the next-determined net asset value without any sales charge. The Distributor must be notified by the shareholder in writing or by the shareholder's Financial Intermediary of the reinvestment in order to eliminate a sales charge. If the shareholder redeems Class A shares in a Fund, there may be tax consequences. See "Tax Treatment of Reinvestments" below.

Purchases with Proceeds from Redemptions of Unaffiliated Investment Companies


Investors may purchase Class A shares at net asset value, without a sales charge, with the proceeds from the redemption of shares of an unaffiliated investment company that were purchased or sold with a sales charge or commission and were not distributed by the Distributor. The purchase must be made within 60 days of the redemption, and the Distributor must be notified by the investor in writing, or by the investor's Financial Intermediary, at the time the purchase is made. From time to time, the Distributor may offer dealers compensation for shares purchased under this program. If shares are purchased in this manner, redemptions of these shares will be subject to a contingent deferred sales charge for one year from the date of purchase. Shareholders will be notified prior to the implementation of any special offering as described above.

Tax Treatment of Reinvestments

Generally, a reinvestment of the proceeds of a redemption of shares in a Fund or an unaffiliated investment company will not alter the federal income tax status of any capital gain realized on the redemption of the shares. However, any loss on the disposition of the shares in a Fund will be disallowed to the extent shares of the same Fund are purchased within a 61day period beginning 30 days before and ending 30 days after the disposition of shares. Further, if the proceeds are reinvested within 90 days after the redeemed shares were acquired, the sales charge imposed on the original acquisition, to the extent of the reduction in the sales charge on the reinvestment, will not be taken into account in determining gain or loss on the disposition of the original shares, but will be treated instead as incurred in connection with the acquisition of the replacement shares.

Investing in Class B Shares

Class B shares are sold at their net asset value next determined after an order is received. While Class B shares are sold without an initial sales charge, under certain circumstances described under "Contingent Deferred Sales Charge-- Class B Shares," a contingent deferred sales charge may be applied by the Distributor at the time Class B shares are redeemed.

Conversion of Class B Shares

Class B shares will automatically convert into Class A shares on or about the fifteenth of the month eight full years after the purchase date, except as noted below. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales charge, fee, or other charge. Class B shares acquired by exchange from Class B shares of another Deutsche Fund will convert into Class A shares based on the time of the initial purchase. For purposes of conversion to

Class A shares, shares purchased through the reinvestment of dividends and distributions paid on Class B shares will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to

Class A shares, an equal pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The conversion of

Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversions will not constitute taxable events for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

Purchasing Shares Through a Financial Intermediary


An investor may call a Financial Intermediary (such as a bank or an investment dealer) to place an order to purchase shares. Orders placed through a Financial Intermediary are considered received when the Fund is notified of the purchase order. Shares will not be issued in respect of such orders until payment is converted into federal funds. Purchase orders through a registered broker/dealer must be received by the broker before 4:00 p.m. (U.S. Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (U.S. Eastern time) in order for shares to be purchased at that day's price. Purchase orders through other Financial Intermediaries must be received by the Financial Intermediary and transmitted to the Fund before 4:00 p.m. (U.S. Eastern time) in order for shares to be purchased at that day's price. With respect to the Top 50 US, any orders must be received and transmitted to the Fund by the close of regular trading on the NYSE when such closing occurs before 4:00 p.m. (U.S. Eastern time). It is the Financial Intermediary's responsibility to transmit orders promptly.

The Financial Intermediary which maintains investor accounts in Class B shares with a Fund must do so on a fully disclosed basis unless it accounts for share ownership periods used in calculating the contingent deferred sales charge (see "Contingent Deferred Sales Charge"). In addition, advance payments made to Financial Intermediaries may be subject to reclaim by the Distributor for accounts transferred to Financial Intermediaries which do not maintain investor accounts on a fully disclosed basis and do not account for share ownership periods.

Purchasing Shares by Wire

Once an account has been established, shares may be purchased by Federal Reserve wire by calling the Transfer Agent. All information needed will be taken over the telephone, and the order is considered received when IBT receives payment by wire. Federal funds should be wired as follows: Investors Bank & Trust, Boston, MA; ABA Number 0110-0143-8; BNF Account Number 570000307; For Credit to: (Fund
Name) (Fund Class); (Fund Number, this number can be found on the account statement or by contacting the Fund); Account Number; Trade Date and Order Number; Group Number or Dealer Number; and Nominee or Institution Name. Shares cannot be purchased by wire on holidays when wire transfers are restricted.

Purchasing Shares by Check

Once a Fund account has been established, shares may be purchased by sending a check made payable to the name of the specific Fund (designate class of shares and account number) to: Deutsche Funds, Inc., P.O. Box 8612, Boston, MA 02266-8612. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received).

--------------------------------------------------------------------------------
                           SPECIAL PURCHASE FEATURES
--------------------------------------------------------------------------------

Systematic Investment Program

Once a Fund account has been opened with the minimum initial investment, shareholders may add to their investment on a regular basis in a minimum amount of $100. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account at an Automated Clearing House ("ACH") member and invested in a Fund at the net asset value next determined after an order is received by the Fund, plus the sales charge, if applicable. Shareholders should contact their Financial Intermediary or the Funds directly to participate in this program.

Retirement Plans

Fund shares can be purchased as an investment for retirement plans or IRA accounts. For further details, contact the Funds and consult a tax adviser.

--------------------------------------------------------------------------------
                               EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

Class A Shares

Class A shareholders may exchange all or some of their shares for ClAss A shares of other Deutsche Funds at relative net asset value. None of the Deutsche Funds imposes any additional fees on exchanges. Shareholders in certain other Deutsche Funds may exchange all or some of their shares for Class A shares.

Class B Shares

Class B shareholders may exchange all or some of their shares for Class B shares of other Deutsche Funds. Contact your Financial Intermediary regarding the availability of other Class B shares in the Deutsche Funds. Exchanges are made at net asset value without being assessed a contingent deferred sales charge on the exchanged shares. To the extent that a shareholder exchanges shares for Class B shares of other Deutsche Funds, the time for which exchanged-from shares were held will be credited against the time for which the exchanged-for shares are required to be held for purposes of satisfying the applicable holding period in respect of the contingent deferred sales charge. For more information, see "Contingent Deferred Sales Charge."

Please contact your Financial Intermediary directly or the Distributor for information on and prospectuses for the Deutsche Funds into which your shares may be exchanged free of charge.

Requirements for Exchange

Shareholders using this privilege must exchange shares having a net asset value equal to the minimum investment requirements of the Deutsche Fund into which the exchange is being made. The shareholder must receive a Prospectus of the Deutsche Fund for which the exchange is being made.

This privilege is available to shareholders resident in any state in which the shares being acquired may be sold. Upon receipt of proper instructions and required supporting documents, shares submitted for exchange are redeemed and proceeds invested in the same class of shares of the other Fund. The exchange privilege may be modified or terminated at any time. Shareholders will be notified in advance of the modification or termination of the exchange privilege.

Tax Consequences

An exchange will be treated as a taxable sale for federal income tax purposes and any gain or loss realized will be subject to the rules applicable to reinvestments (described above under "Tax Treatment of Reinvestments"). See "Taxes" below for additional information.

Making an Exchange

Instructions for exchanging may be given in writing or by telephone. Written instructions may require a signature guarantee. Shareholders of a Fund may have difficulty in making exchanges by telephone through brokers and other Financial Intermediaries during times of drastic economic or market changes. If a shareholder cannot contact a broker or Financial Intermediary by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail to: Deutsche Funds, Inc., c/o Federated Shareholder Services Company, 1099 Hingham Street, Rockland, MA 02370-3317.

Telephone Instructions

Telephone instructions made by the investor may be carried out only if a telephone authorization form completed by the investor is on file with a Fund. If the instructions are given by a broker, a telephone authorization form completed by the broker must be on file with the Fund. If reasonable procedures are not followed, the responsible party may be liable for losses due to unauthorized or fraudulent telephone instructions. Shares may be exchanged between two Funds by telephone only if the two Deutsche Funds have identical shareholder registrations.


Any shares held in certificated form cannot be exchanged by telephone but must be forwarded to Federated Shareholder Services Company and deposited to the shareholder's account before being exchanged. Telephone exchange instructions are recorded and will be binding upon the shareholder. Such instructions will be processed as of 4:00 p.m. (U.S. Eastern time), and must be received by the Fund before that time for shares to be exchanged the same day. With respect to the Top 50 US, any orders must be received and transmitted to the Fund by the close of regular trading on the NYSE when such closing occurs before 4:00 p.m. (U.S. Eastern time). This privilege may be modified or terminated at any time.

--------------------------------------------------------------------------------
                              REDEMPTION OF SHARES
--------------------------------------------------------------------------------

Shares are redeemed at their net asset value, next determined after a Fund receives the redemption request, less any applicable contingent deferred sales charge. Redemptions will be made on days on which the Funds compute their net asset value. Redemption requests must be received in proper form and can be made as described below.

Redeeming Shares Through a Financial Intermediary


Shares of a Fund may be redeemed by calling your Financial Intermediary to request the redemption. Shares will be redeemed at the net asset value next determined after a Fund receives the redemption request from the Financial Intermediary, less any applicable contingent deferred sales charge. Redemption requests made through a registered broker/dealer must be received by the broker before 4:00 p.m. (U.S. Eastern time) and must be transmitted by the broker to a Fund before 5:00 p.m. (U.S. Eastern time) in order for shares to be redeemed at that day's net asset value. Redemption requests through other Financial Intermediaries (such as banks) must be received by the Financial Intermediary and transmitted to a Fund before 4:00 p.m. (U.S. Eastern time) in order for shares to be redeemed at that day's net asset value. With respect to the Top 50 US, any orders must be received and transmitted to the Fund by the close of regular trading on the NYSE when such closing occurs before 4:00 p.m. (U.S. Eastern time). The Financial Intermediary is responsible for promptly submitting redemption requests and providing proper written redemption instructions. Customary fees and commissions may be charged by the Financial Intermediary for this service.


Redeeming Shares by Telephone


Shares may be redeemed in any amount by calling the Fund, provided that Fund has received a properly completed authorization form. These forms can be obtained from the Transfer Agent. Proceeds will be mailed in the form of a check, to the shareholder's address of record or by wire transfer to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. The minimum amount for a wire transfer is $1,000. Proceeds from redeemed shares purchased by check or through ACH will not be wired until the payment has cleared. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Wire transferred redemptions of less than $5,000 may be subject to additional fees.

Telephone instructions will be recorded. If reasonable procedures are not followed by a Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, redemption by mail (see "Redeeming Shares by Mail") should be considered. If at any time a Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

Redeeming Shares by Mail

Shares may be redeemed in any amount by mailing a written request to: Deutsche Funds, Inc., Federated Shareholder Services Company, P.O. BOx 8612, Boston, MA 02266-8612. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: Fund Name and the share Class name; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days after receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a U.S. domestic stock exchange; or any other "eligible guarantor institution," as defined by the Securities and Exchange Act of 1934, as amended. The Funds do not accept signatures guaranteed by a notary public.

Each Fund and the Transfer Agent have adopted standards for accepting signature guarantees from the above institutions. A Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. Each Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

--------------------------------------------------------------------------------
                          SPECIAL REDEMPTION FEATURES
--------------------------------------------------------------------------------

Systematic Withdrawal Program

The Systematic Withdrawal Program permits the shareholder to request withdrawal of a specified dollar amount (minimum $100) on either a monthly or quarterly basis from accounts with a $10,000 minimum at the time the shareholder elects to participate in the Systematic Withdrawal Program. Under this program, shares are redeemed to provide for periodic withdrawal payments in an amount directed by
the shareholder.     Depending upon the amount of the withdrawal payments, the
amount of dividends paid and capital gains distributions with respect to shares, and the fluctuation of the net asset value of shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in a Fund. In addition, shareholder accounts are subject to minimum balances. See "Account and Share Information." For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in a Fund. A shareholder may apply for participation in this program through such shareholder's Financial Intermediary. Due to the fact that Class A shares are sold with a sales charge, it is not advisable for shareholders to continue to purchase Class A shares while participating in this program. A contingent deferred sales charge may be imposed on Class B shares.

--------------------------------------------------------------------------------
                        CONTINGENT DEFERRED SALES CHARGE
--------------------------------------------------------------------------------

Shareholders may be subject to a contingent deferred sales charge upon redemption of their shares under the following circumstances:

Class A Shares

No initial sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% is imposed on certain redemptions within one year of purchase. Any applicable contingent deferred sales charge will be imposed on the lesser of the net asset value of the redeemed shares at the time of purchase or the net asset value of the redeemed shares at the time of redemption.

Class B Shares

Shareholders redeeming Class B shares from their Fund accounts within six full years of the purchase date of those shares will be charged a contingent deferred sales charge by the Distributor. Any applicable contingent deferred sales charge will be imposed on the lesser of (i) the net asset value of the redeemed shares at the time of purchase (or, if such redeemed shares were acquired in an exchange of Class B shares of another Fund, at the time of purchase of the Class B shares of the exchanged-from Fund) or (ii) the net asset value of the redeemed shares at the time of redemption.

Class A Shares and Class B Shares


The contingent deferred sales charge will be deducted from the redemption proceeds otherwise payable to the shareholder and will be retained by the Distributor. The contingent deferred sales charge will not be imposed with respect to: (1) shares acquired through the reinvestment of dividends or distributions of long-term capital gains; and (2) shares held for more than six full years from the date of purchase with respect to Class B shares and one full year from the date of purchase with respect to applicable Class A shares. Redemptions will be processed in a manner intended to maximize the amount of redemption which will not be subject to a contingent deferred sales charge. In computing the amount of the applicable contingent deferred sales charge, redemptions are deemed to have occurred in the following order: (1) shares acquired through the reinvestment of dividends and long-term capital gains; (2) shares held for more than six full years from the date of purchase with respect to Class B shares and one full year from the date of purchase with respect to applicable Class A shares; (3) shares held for fewer than six years with respect to Class B shares and one full year from the date of purchase with respect to applicable Class A shares on a first-in, first-out basis. A contingent deferred sales charge is not assessed in connection with an exchange of Fund shares for shares of other funds in the Deutsche Funds in the same class (see "Exchange Privilege"). Any contingent deferred sales charge imposed at the time the exchanged-for Fund shares issued in an exchange from another Deutsche Fund shares are redeemed is calculated as if the shareholder had held the shares from the date on which such shareholder became a shareholder of the exchanged-from Fund. Moreover, the contingent deferred sales charge will be eliminated with respect to certain redemptions (see "Contingent Deferred Sales Charge-- Elimination of Contingent Deferred Sales Charge").

Elimination of Contingent Deferred Sales Charge


The contingent deferred sales charge will be eliminated with respect to the following redemptions: (1) redemptions following the death or disability, as defined in Section 72(m)(7) of the Code, of a shareholder; (2)redemptions representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70-1/2; and (3) redemptions by a Fund of shares in shareholder accounts that do not comply with the minimum balance requirements. No contingent deferred sales charge will be imposed on redemptions of shares held by Trustees, employees and sales representatives of the Funds, the distributor, or affiliates of the Funds or distributor; employees of any Financial Intermediary that sells shares of the Funds pursuant to a sales agreement with the Distributor; and spouses and children under the age of 21 of the aforementioned persons. Finally, no contingent deferred sales charge will be imposed on the redemption of shares originally purchased through a bank trust department, an investment adviser registered under the Investment Advisers Act of 1940, or retirement plans where the third party administrator has entered into certain arrangements with the Distributor or its affiliates, or any other Financial Intermediary, to the extent that no payments were advanced for purchases made through such entities. The Trustees reserve the right to discontinue elimination of the contingent deferred sales charge. Shareholders will be notified of such elimination. Any shares purchased prior to the termination of such waiver would have the contingent deferred sales charge eliminated as provided in the Fund's Prospectus at the time of the purchase of the shares. If a shareholder making a redemption qualifies for an elimination of the contingent deferred sales charge, the shareholder must notify the Distributor or the transfer agent in writing that such shareholder is entitled to such elimination.

--------------------------------------------------------------------------------
                         ACCOUNT AND SHARE INFORMATION
--------------------------------------------------------------------------------

Certificates and Confirmations

As transfer agent for the Funds, Federated Shareholder Services Company maintains a Share account for each shareholder. Share certificates are not issued unless requested in writing to Federated Shareholder Services Company. No certificates will be issued for fractional shares.

Detailed confirmations of each purchase and redemption are sent to each shareholder. Annual statements are sent to report dividends paid during the year.

Accounts with Low Balances

Due to the high cost of maintaining accounts with low balances, a Fund may redeem shares in any account, except retirement plans, and pay the proceeds to the shareholder if the account balance falls below the required minimum value of $5,000. This requirement does not apply, however, if the balance falls below the required minimum value because of changes in the net asset value of the respective share class. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

--------------------------------------------------------------------------------
                          DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Dividends consisting of substantially all of a Fund's net investment income, if any, are declared and paid annually. A Fund may also declare an additional dividend of net investment income in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund.

Substantially all the realized net capital gains, if any, of each Fund are declared and paid on an annual basis, except that an additional capital gains distribution may be made in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. All shareholders on the record date are entitled to dividends and capital gains distributions.

Dividends and distributions paid by a Fund are automatically reinvested in additional shares of that Fund at net asset value with no sales charge unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are mailed by check in accordance with the shareholder's instructions. Each Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.


U.S. federal regulations require that a shareholder provide a certified taxpayer identification number ("TIN") upon opening an account. A TIN is either the Social Security number or employer identification number of the record owner of the account. Failure to furnish a certified TIN to a Fund could subject a shareholder to a $50 penalty which will be imposed by the Internal Revenue Service ("IRS") on the Fund and passed on by the Fund to the shareholder. With respect to individual investors and certain non-qualified retirement plans, U.S. federal regulations generally require the Funds to withhold ("backup withholding") and remit to the U.S. Treasury 31% of any dividends and distributions (including the proceeds of any redemption) payable to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a federal income tax return. Furthermore, the IRS may notify the Funds to institute backup withholding if the IRS determines a shareholder's TIN is incorrect. Backup withholding is not an additional tax; amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

--------------------------------------------------------------------------------
                                NET ASSET VALUE
--------------------------------------------------------------------------------

A Fund's net asset value per share fluctuates. The net asset value for shares of each class is determined by adding the interest of such class of shares in the market value of a Fund's total assets (i.e., the value of its investment in the Portfolio and other assets), subtracting the interest of such class of shares in the liabilities of such Fund and those attributable to such class of shares, and dividing the remainder by the total number of such class of shares outstanding. The net asset value for each class of shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled. Values of assets in each Portfolio are determined on the basis of their market value or where market quotations are not determinable, at fair value as determined by the Trustees of the Portfolio Trust. See "Net Asset Value" in the Statement of Additional Information for information on valuation of portfolio securities.


Each Fund computes its net asset value once daily at 4:00 p.m. (U.S. Eastern time) on Monday through Friday, except on the holidays listed under "Net Asset Value" in the Statement of Additional Information. The Top 50 US computes its net asset value at the earlier of 4:00 p.m. (U.S. Eastern time) or the close of regular trading on the NYSE.

--------------------------------------------------------------------------------
                                  ORGANIZATION
--------------------------------------------------------------------------------

The Corporation is an open-end management investment company organized on May 22, 1997, as a corporation under the laws of the State of Maryland. Its offices are located at Federated Investors Tower, Pittsburgh, PA 15222-3779; its toll-free telephone number is 888-4-DEUTSCHE.

The Articles of Incorporation currently permit the Corporation to issue 2,500,000,000 shares of common stock, par value $0.001 per share, of which 10,000,000 shares have been classified as shares of each Fund. The Board of Directors of the Corporation may increase the number of shares the Corporation is authorized to issue without the approval of shareholders. The Board of Directors of the Corporation also has the power to designate one or more additional series of shares of common stock and to classify and reclassify any unissued shares with respect to such series. Currently there are 11 such series and two classes of shares for 10 of the Funds known as Class A shares and Class B shares.

Each share of a Fund or Class shall have equal rights with each other share of that Fund or Class with respect to the assets of the Corporation pertaining to that Fund or Class. Upon liquidation of a Fund, shareholders of each Class are entitled to share pro rata in the net assets of the Fund available for distribution to their Class.


Shareholders of a Fund are entitled to one vote for each full share held and to a fractional vote for fractional shares. Shareholders in each Fund generally vote in the aggregate and not by class, unless the law expressly requires otherwise or the Directors determine that the matter to be voted upon affects only the interests of shareholders of a particular Fund or class of shares. The voting rights of shareholders are not cumulative. Shares have no preemptive or conversion rights (other than the automatic conversion of Class B shares into Class A shares as described under "Purchase of Shares--Conversion of Class B Shares"). The rights of redemption are described elsewhere herein. Shares are fully paid and nonassessable by the Corporation. It is the intention of the Corporation not to hold meetings of shareholders annually. The Directors of the Corporation may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or By-laws.

The Corporation's Articles of Incorporation provide that the presence in person or by proxy of the holders of record of one third of the shares outstanding and entitled to vote thereat shall constitute a quorum at all meetings of shareholders of a Fund, except as otherwise required by applicable law. The Articles of Incorporation further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of a Fund or Class, a Financial Intermediary may vote any shares as to which that Financial Intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Financial Intermediary is the agent of record. Any shares so voted by a Financial Intermediary are deemed represented at the meeting for purposes of quorum requirements.

Each Portfolio is a series of the Deutsche Portfolios, a trust organized under the law of the State of New York. The Deutsche Portfolios' Declaration of Trust provides that a Fund and other entities investing in a Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Directors of the Corporation believe that neither the Funds nor their shareholders will be adversely affected by reason of the investment of all of the assets of a Fund in its corresponding Portfolio.

Each investor in a Portfolio, including its corresponding Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange is open for regular trading. At 4:00 p.m. (U.S. Eastern time) on each such business day, the value of each investor's beneficial interest in a Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day that represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m. (U.S. Eastern time) on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. (U.S. Eastern time) on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of 4:00 p.m. (U.S. Eastern time) on the following business day of the Portfolio.

Whenever the Corporation is requested to vote on a matter pertaining to a Portfolio, the Corporation will vote its shares without a meeting of shareholders of its corresponding Fund if the proposal is one that, if made with respect to the Fund, would not require the vote of shareholders of the Fund, as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, the Corporation will hold a meeting of shareholders of the Fund and, at the meeting of investors in its corresponding Portfolio, the Corporation will cast all of its votes in the same proportion as the votes of the Fund's shareholders even if all Fund shareholders did not vote. Even if the Corporation votes all its shares at the Portfolio Trust meeting, other investors with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio.


As of March 20, 1998, the following shareholders owned 25% or more of the Funds, and therefore, may for certain purposes be deemed to control the Funds and be able to affect the outcome of certain matters presented for a vote of shareholders:


Federated Administrative Services, Pittsburgh, PA, owned 58.73% of the voting securities of the Class A shares of the Top 50 Europe Fund, comprising 58.73% of the total common stock of the Fund.


Federated Administrative Services, Pittsburgh, PA, owned 48.51% of the voting securities of the Class A shares of the Top 50 Asia Fund, comprising 48.51% of the total common stock of the Fund.


Deutsche Morgan Grenfell, Inc. (as record holder for its clients), New York, NY, owned 76.70% of the voting securities of the Class A shares and 100% of the voting securities of the Class B shares of the Top 50 US Fund, comprising 84.71% of the total common stock of the Fund.


--------------------------------------------------------------------------------
                                     TAXES
--------------------------------------------------------------------------------

The Corporation intends that each Fund will qualify as a separate "regulated investment company" under Subchapter M of the Code. As a regulated investment company, a Fund will not be subject to U.S. federal income tax on its income and gains that it distributes to stockholders, provided that it distributes annually at least 90% of its net investment income (which includes income, other than capital gains, net of operating expenses, and the Fund's net short-term capital gains in excess of its net long-term capital losses) and capital loss carry forward, if any. Each Fund intends to distribute at least annually to its shareholders substantially all of its net investment income and realized net capital gains. Each Portfolio intends to elect to be treated as a partnership for U.S. federal income tax purposes. As such, each Portfolio generally should not be subject to U.S. taxes.

Dividends of net investment income are taxable to a U.S. shareholder as ordinary income whether such distributions are taken in cash or are reinvested in additional shares. Distributions of net capital gains, if any, are taxable to a U.S. shareholder as long-term capital gains, regardless of how long the shareholder has held the Fund's shares and regardless of whether taken in cash or reinvested in additional shares. Dividends of net investment income paid by the Top 50 US or the Top 50 World which are designated as derived from such Fund's dividend income from U.S. corporations will be eligible, subject to certain restrictions, for the deduction for dividends received by corporations. Distributions of net capital gains and dividends and distributions paid by Top 50 Europe or Top 50 Asia will not be eligible for the dividends-received deduction.


While each Fund intends to distribute all of its net capital gains annually, each Fund reserves the right to elect to retain some or all of its net capital gains and treat such undistributed gains as having been paid to shareholders. If a Fund makes this election, a shareholder would include the amount of undistributed gains in income as long-term capital gain and would be treated as having paid the tax on such undistributed gains (which tax will instead be paid by the Fund) and the shareholder's basis in the shares of the Fund will be increased by 65% of the amount of undistributed gains included in income.

If the net asset value of shares in any Fund is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution will be taxable even though it represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution when the price of the shares may reflect the amount of the forthcoming distribution. Annual statements as to the current federal tax status of distributions will be mailed to shareholders at the end of each taxable year.

Any gain or loss realized on the redemption or exchange of a Fund's shares by a shareholder who is not a dealer in securities generally will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption or exchange of shares in a Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. In addition, no loss will be allowed on the sale or other disposition of shares of a Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (such as through dividend reinvestment) securities that are substantially identical to the shares of such Fund. For additional information regarding the tax consequences of the reinvestment of the proceeds of a redemption see "Tax Treatment of Reinvestments" above.

It is anticipated that certain income of the Funds will be subject to foreign withholding or other taxes and that each Fund (except Top 50 US) will be eligible to elect to "pass through" to its shareholders the amount of foreign income taxes (including withholding taxes) paid by such Fund. If a Fund makes this election, a shareholder would include in gross income his pro rata share of the foreign income taxes passed through and would be entitled either to deduct such taxes in computing his taxable income (if the shareholder itemizes deductions) or to claim a credit (which would be subject to certain limitations) for such taxes against his U.S. federal income tax liability. A Fund will make such an election only if it deems it to be in the best interests of its shareholders and will notify each shareholder in writing each year that it makes the election of the amount of foreign taxes, if any, to be treated as paid by the shareholder.


The Taxpayer Relief Act of 1997 creates additional categories of capital gains taxable at different rates. The categories of gain and related rates will be passed through to shareholders in capital gains dividends. Shareholders will report on Form 1040 Schedule D the full amount of capital gain dividends received from the portfolio and the portion thereof that is taxed at a maximum 28% rate.

For further information on taxes, see "Taxes" in the Statement of Additional Information.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Each Fund sends to its shareholders annual and semiannual reports. The financial statements appearing in annual reports are audited by independent accountants. Shareholders also will be sent confirmations of each purchase and redemption and monthly statements, reflecting all other account activity, including dividends and any distributions reinvested in additional shares or credited as cash.

In addition to selling beneficial interests to its corresponding Fund, a Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the corresponding Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the Administrator at 888-4-DEUTSCHE.

A Fund may withdraw its investment from its corresponding Portfolio at any time if the Board of Directors of the Corporation determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Directors would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective and restrictions as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with its investment objective and policies.

Certain changes in a Portfolio's investment objective, policies or restrictions, or a failure by a Fund's shareholders to approve a change in its corresponding Portfolio's investment objective or restrictions, may require withdrawal of the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) from the Portfolio which may or may not be readily marketable. The distribution in kind may result in the Fund having a less diversified portfolio of investments or adversely affect the Fund's liquidity, and the Fund could incur brokerage, tax or other charges in converting the securities to cash.

--------------------------------------------------------------------------------
                                   APPENDIX A
--------------------------------------------------------------------------------

Member States of the European Union

 Austria, Belgium, Denmark, Finland, France, Germany, Greece, Italy, Ireland, Luxembourg, Netherlands, Portugal, Sweden, Spain, United Kingdom

Organisation for Economic Cooperation and Development Members

 Australia, Austria, Belgium, Canada, Czech Republic, Denmark, Finland, France, Greece, Germany, Hungary, Iceland, Ireland, Italy, Japan, Luxembourg, Mexico, Netherlands, New Zealand, Norway, Poland, Portugal, South Korea, Spain, Sweden, Switzerland, Turkey, United Kingdom, United States

States Party to the Convention on the European Economic Area

 Austria, Belgium, Denmark, Finland, France, Greece, Germany, Iceland, Ireland, Italy, Liechtenstein, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, United Kingdom

Exchanges in European countries which are not Member States of the European Union and not states party to the Convention on the European Economic Area.

 Czech Republic
 Prague

 Hungary
 Budapest

 Poland*
 Warsaw

 Slovakia
 Bratislavia

 Switzerland
 Basel, Geneva, Zurich

Exchanges in Non-European countries

 Argentina
 Buenos Aires

 Australia
 ASX (Sydney, Hobart, Melbourne, Perth)

 Brazil
 Sao Paulo, Rio de Janiero

 Canada
 Toronto, Vancouver, Montreal

 Chile
 Santiago

 Hong Kong
 Hong Kong Stock Exchange

 India**
 Mumbai, Calcutta, Delhi, Madras

 Indonesia
 Jakarta Stock Exchange

 Japan
 Tokyo, Osaka, Nagoya, Kyoto, Fukuoto, Niigata, Sapporo, Hiroshima

 Malaysia
 Kuala Lumpur

 Mexico
 Mexico City

 New Zealand
 Wellington Christchurch/Invercargill, Auckland

 Peru
 Lima

 Philippines
 Manila

 Singapore
 Singapore Stock Exchange

 South Africa
 Johannesburg

 South Korea
 Seoul

 Taiwan
 Taipei

 Thailand
 Bangkok

 USA
 American Stock Exchange (AMEX), Boston, Chicago, Cincinnati, New York, New York Stock Exchange (NYSE), Philadelphia, San Francisco Pacific Stock Exchange, Los Angeles Pacific Stock Exchange

Regulated Markets in countries which are not members of the European Union and not contracting states of the treaty on the European Economic Area

 Japan
 Over-the-Counter Market

 Canada
 Over-the-Counter Market

 South Korea
 Over-the Counter Market

 Switzerland
 Free Trading Zurich, Free Trading Geneva, Exchange Bern
 Over the Counter Market of the members of the International Securities Market Association (ISMA), Zurich

 United States
 NASDAQ-System

 Over-the-Counter Market (organized markets by the National Association of Securities Dealers, Inc.)


 * Top 50 World and Top 50 Asia Only
**  Top 50 Asia Only



No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Corporation or the Distributor. This Prospectus does not constitute an offer by the Corporation or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Corporation or the Distributor to make such offer in such jurisdiction.









DEUTSCHE EUROPEAN MID-CAP FUND
DEUTSCHE GERMAN EQUITY FUND
DEUTSCHE JAPANESE EQUITY FUND
DEUTSCHE GLOBAL BOND FUND
DEUTSCHE EUROPEAN BOND FUND

Class A Shares and Class B Shares

Federated Investors Tower
Pittsburgh, PA 15222-3779

For information call toll-free 888-4-DEUTSCHE (888-433-8872)


This prospectus relates to the Deutsche European Mid-Cap Fund ("European Mid-Cap Fund"), Deutsche German Equity Fund ("German Equity Fund") and Deutsche Japanese Equity Fund ("Japanese Equity Fund")(collectively, the "Equity Funds") and Deutsche Global Bond Fund ("Global Bond Fund") and Deutsche European Bond Fund ("European Bond Fund")(collectively, the "Bond Funds"). The Equity Funds and the Bond Funds are referred to herein individually, as a "Fund" and collectively, as the "Funds." Each Fund is a non-diversified series of the Deutsche Funds, Inc., an open-end management investment company organized as a Maryland corporation (the "Corporation") (together with the Funds, the "Deutsche Funds"). The investment objective of European Mid-Cap Fund and the German Equity Fund is primarily to achieve high capital appreciation, and as a secondary objective, reasonable dividend income. The investment objective of Japanese Equity Fund is to achieve high capital appreciation. The investment objective of the Bond Funds is to achieve steady, high income.


Unlike other mutual funds which directly acquire and manage their own portfolio of securities, each Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding non-diversified open-end management investment company (each, a "Portfolio" and collectively, the "Portfolios"). Each Portfolio is a series of the Deutsche Portfolios (the "Portfolio Trust") and has the same investment objective as its corresponding Fund. Each Fund invests in its corresponding Portfolio through the Hub and Spoke(R) master-feeder investment fund structure. "Hub and Spoke" is a registered service mark of Signature Financial Group, Inc.

Each Portfolio is managed by Deutsche Fund Management, Inc. ("DFM" or the "Manager"), a registered investment adviser and an indirect subsidiary of Deutsche Bank AG, a major global financial institution.


This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing and it should be retained for future reference. Additional information about the Funds has been filed with the Securities and Exchange Commission ("SEC") in a Statement of Additional Information dated April 30, 1998. This information is incorporated herein by reference and is available without charge upon written request from the Funds' transfer agent, Federated Shareholder Services Company or by calling toll-free 888-4-DEUTSCHE.

INVESTMENTS IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, DEUTSCHE BANK AG OR ANY OTHER BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN CLASS A SHARES OR CLASS B SHARES IS SUBJECT TO RISKS THAT MAY CAUSE THE VALUE OF THE INVESTMENT TO FLUCTUATE, AND WHEN THE INVESTMENT IS REDEEMED, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED BY THE INVESTOR.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus dated April 30, 1998



--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


Expense Summary........................................   2
Financial Highlights...................................   3
The Funds..............................................   4
Investment Objective, Policies and Restrictions........   4
 Equity Funds..........................................   4
 Bond Funds............................................   5
 All Funds.............................................   5
Risk Factors...........................................   8
 Equity Investments....................................   8
 Fixed Income Securities...............................   8
 Foreign Investments...................................   8
 Emerging Markets (Provesta Portfolio and
 Global Bond Portfolio Only)...........................   9
 Futures, Options, and Warrants........................   9
 Geographic Investment Emphasis........................   9
 Local Securities Markets..............................   9
Management of the Corporation and the Portfolio Trust..   9
 Manager...............................................  10
 Adviser...............................................  10
 Historical Performance of Corresponding DWS Funds.....  10
 Portfolio Management..................................  12
Investing in the Funds.................................  14
 Class A Shares........................................  14
 Class B Shares........................................  14
Purchase of Shares.....................................  14
 Investing in Class A Shares...........................  15
Special Purchase Features..............................  17
 Systematic Investment Program.........................  17
 Retirement Plans......................................  17
Exchange Privilege.....................................  18
 Class A Shares........................................  18
 Class B Shares........................................  18
 Requirements for Exchange.............................  18
 Tax Consequences......................................  18
 Making an Exchange....................................  18
 Telephone Instructions................................  18
Redemption of Shares...................................  18
 Redeeming Shares Through a Financial Intermediary.....  18
 Redeeming Shares by Telephone.........................  18
 Redeeming Shares by Mail..............................  19
Special Redemption Features............................  19
 Systematic Withdrawal Program.........................  19
Contingent Deferred Sales Charge.......................  19
 Class A Shares........................................  19
 Class B Shares........................................  19
 Class A Shares and Class B Shares.....................  19
 Elimination of Contingent Deferred Sales Charge.......  20
Account and Share Information..........................  20
 Certificates and Confirmations........................  20
 Accounts with Low Balances............................  20
Dividends and Distributions............................  20
Net Asset Value........................................  20
Organization...........................................  21
Taxes..................................................  22
Additional Information.................................  22
Appendix A.............................................  23

--------------------------------------------------------------------------------
                                EXPENSE SUMMARY
--------------------------------------------------------------------------------

The following table summarizes estimated shareholder transaction and annual operating expenses of Class A shares and Class B shares of each Fund and the allocable operating expenses of its corresponding Portfolio. The Directors of the Corporation believe that the aggregate per share expenses of each Fund and the allocable operating expenses of its corresponding Portfolio will be approximately equal to and may be less than the expenses that the Fund would incur if it retained the services of an investment adviser and invested its assets directly in portfolio securities. Actual expenses may vary. A hypothetical example based on the summary is also shown. For more information concerning the expenses of each Fund and its corresponding Portfolio, see "Management of the Corporation and the Portfolio Trust."


                        Shareholder Transaction Expenses

                                                                                Equity Funds               Bond Funds
                                                                          --------------------      --------------------
                                                                          Class A      Class B      Class A      Class B
                                                                          --------     -------      -------      -------
Maximum Sales Charge Imposed on Purchases
(as a percentage of offering price)......................................    5.50%     None            4.50%     None
Maximum Sales Charge Imposed on Reinvested Dividends
(as a percentage of offering price)...................................... None         None         None         None
Contingent Deferred Sales Charge (as a percentage of original purchase
price or redemption proceeds, as applicable).............................    0.00%(1)     5.00%(2)     0.00%(1)     5.00%(2)
Redemption Fees (as a percentage of amount redeemed, if applicable)...... None         None         None         None
Exchange Fees............................................................ None         None         None         None

 (1) Class A shares purchased without an initial sales charge (i) based on an initial investment of $1,000,000 or more or (ii) with proceeds of a redemption of shares of an unaffiliated investment company purchased or redeemed with a sales charge and not distributed by Edgewood, may be charged a contingent deferred sales charge of 1.00% for redemptions made within one full year of purchase. See "Contingent Deferred Sales Charge."

(2)  In the first year declining to 1.00% in the sixth year and 0% thereafter.

                                 Expense Table

            Annual Operating Expenses (After Expense Reimbursement)
               (As a percentage of projected average net assets)

                                                             Equity Funds         Bond Funds
                                                          -----------------   -----------------
                                                          Class A   Class B   Class A   Class B
                                                          -------   -------   -------   -------
Advisory Fees............................................    0.85%     0.85%     0.75%     0.75%
12b-1 Fees
Service..................................................    0.25%     0.25%     0.25%     0.25%
Distribution.............................................    0.00%     0.75%     0.00%     0.75%
Other Expenses (after expense reimbursement).............    0.50%     0.50%     0.30%     0.30%
                                                             -----     -----     -----     -----
Total Operating Expenses (after expense reimbursement)...    1.60%     2.35%     1.30%     2.05%
                                                             =====     =====     =====     =====

Example
------------------------------------------------------------------------------
An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:

                                                                                         Equity Funds       Bond Funds
                                                                                       ----------------  ----------------
                                                                                       Class A  Class B  Class A  Class B
                                                                                       -------  -------  -------  -------
1 Year................................................................................    $ 70     $ 73      $58      $70
3 Years...............................................................................    $103     $103      $84      $94
You would pay the following expenses on the same investment assuming no redemption:
1 Year................................................................................    $ 70     $ 25      $58      $24
3 Years...............................................................................    $103     $ 73      $84      $73

The above expense table is designed to assist investors in understanding the various estimated direct and indirect costs and expenses that investors in a Fund would bear. Wire transferred redemptions of less than $5,000 may be subject to additional fees. The fees and expenses included in "Other Expenses" are estimated for each Fund's first fiscal year and include (i) the fees paid to the Administrator, Administrative Agent, Operations Agent, Transfer Agent, Fund Accounting Agent, and Custodian (as each are defined herein), (ii) amortization of organizational expenses, and (iii) other usual and customary expenses of each Fund and each Portfolio. DFM has agreed that it will reimburse each Fund through at least August 31, 1998 to the extent necessary to maintain such Fund's ratio of total operating expenses to average annual net assets at the level indicated above. Assuming no reimbursement of expenses, estimated "Other Expenses" for the first fiscal year European Mid-Cap Fund, German Equity Fund, Japanese Equity Fund, Global Bond Fund and European Bond Fund would be 0.98%, 0.96%, 0.99%, 1.01% and 0.95%, respectively, and "Total Operating Expenses" would be 2.08%, 2.06%, 2.09%, 2.01% and 1.95%, respectively, of the Fund's average daily net assets attributed to Class A shares, and 2.83%, 2.81%, 2.84%, 2.76% and 2.70%, respectively, of the Fund's average daily net assets attributed to Class B shares. For a more detailed description of contractual fee arrangements, including expense reimbursements, see "Management of the Corporation and the Portfolio Trust." In connection with the above example, investors should note that $1,000 is less than the minimum investment requirement for each Class of each Fund. See "Purchase of Shares." Because the fees paid under the 12b-1 Plan of the Fund are charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of the maximum front-end sales charge that such Fund would be permitted to charge. The example is hypothetical; it is included solely for illustrative purposes. It should not be considered a representation of future performance; actual expenses may be more or less than those shown. FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


Unaudited financial highlights for Class A shares of the Funds for the period from commencement of operations through February 28, 1998, are incorporated herein by reference to the Semi-Annual Report and supplement to the Prospectus dated April 30, 1998, which accompanies this Prospectus. Class B shares did not have any operations through February 28, 1998.

--------------------------------------------------------------------------------
                                   THE FUNDS
--------------------------------------------------------------------------------


Each Fund is a non-diversified, open-end management investment company and is a series of shares of common stock of the Deutsche Funds, Inc., a Maryland corporation incorporated on May 22, 1997 (see "Organization"). The investment objective of European Mid-Cap Fund and the German Equity Fund is primarily to achieve high capital appreciation, and as a secondary objective, reasonable dividend income. The investment objective of Japanese Equity Fund is to achieve high capital appreciation. The investment objective of the Bond Funds is to achieve steady, high income.

Each Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio that has the same investment objective as the Fund. The European Mid-Cap Fund invests all of its investable assets in the Provesta Portfolio (US Dollar); the German Equity Fund invests all of its investable assets in the Investa Portfolio (US Dollar); the Japanese Equity Fund invests all of its investable assets in the Japanese Equity Portfolio (US Dollar); the Global Bond Fund invests all of its investable assets in the Global Bond Portfolio (US Dollar); and the European Bond Fund invests all of its investable assets in the European Bond Portfolio (US Dollar). The Provesta Portfolio (US Dollar), Investa Portfolio (US Dollar) and Japanese Equity Portfolio (US Dollar) are referred to herein individually, as an "Equity Portfolio" and collectively, as the "Equity Portfolios." The Global Bond Portfolio (US Dollar) and the European Bond Portfolio (US Dollar) are referred to herein individually, as a "Bond Portfolio" and collectively, as the "Bond Portfolios." The Equity Portfolios and the Bond Portfolios are referred to herein individually, as a "Portfolio" and collectively, as the "Portfolios." Each Portfolio is an open-end management investment company and a series of shares of beneficial interest in the Deutsche Portfolios, a trust organized under the laws of the State of New York (see "Organization").

Shares of the Funds are sold continuously by the Funds' distributor, Edgewood Services, Inc. ("Edgewood" or the "Distributor"). The Funds require a minimum initial investment of $5,000. The minimum subsequent investment is $500 (see "Purchase of Shares"). If a shareholder reduces his or her investment in a Fund to less than the applicable minimum investment, the investment is subject to mandatory redemption. See "Account and Share Information--Accounts with Low Balances."


Proceeds from the sale of shares of each Fund are invested in its corresponding Portfolio, which then invests its assets in accordance with its investment objective and policies. DWS International Portfolio Management GmbH is the investment adviser of the Portfolios (the "Adviser"). DFM and the Adviser are indirect subsidiaries of Deutsche Bank AG. Federated Services Company is the administrator of the Funds (the "Administrator") and the operations agent of the Portfolios ("Operations Agent"). IBT Fund Services (Canada) Inc. ("IBT (Canada)") is the fund accounting agent of the Funds and the Portfolios ("Fund Accounting Agent"). Federated Shareholder Services Company is the transfer agent and dividend disbursing agent of the Funds ("Transfer Agent"). IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)") is the administrative agent of the Portfolios ("Administrative Agent"). Investors Bank & Trust Company ("IBT") is the custodian of the Funds and the Portfolios ("Custodian"). The Board of Directors of the Corporation and the Board of Trustees of the Portfolio Trust provide broad supervision over the affairs of the Funds and of the Portfolios, respectively. The Directors who are not "interested persons" of the Corporation as defined in the Investment Company Act of 1940, as amended (the "1940 Act")(the "Independent Directors"), are the same as the Trustees who are not "interested persons" of the Portfolio Trust as defined in the 1940 Act (the "Independent Trustees"). A majority of the Corporation's Directors and the Portfolio Trust's Trustees are not affiliated with the Manager, the Adviser or the Distributor. For further information about the Directors of the Corporation and the Trustees of the Portfolio Trust, see "Management of the Corporation and the Portfolio Trust" herein and "Directors, Trustees, and Officers" in the Statement of Additional Information.


--------------------------------------------------------------------------------
                         INVESTMENT OBJECTIVE, POLICIES
                                AND RESTRICTIONS
--------------------------------------------------------------------------------

Each Fund seeks to achieve its investment objective by investing all its investable assets in a corresponding Portfolio, an open end management company that has the same investment objective and investment policies as the Fund. Since the investment characteristics and experience of each Fund will correspond directly with those of its corresponding Portfolio, the discussion in this Prospectus focuses on the investments and investment policies of the Portfolios. No Fund represents a complete investment program, nor is each Fund suitable for all investors.

Equity Funds

The investment objective of European Mid-Cap Fund and the German Equity Fund is primarily to achieve high capital appreciation and, as a secondary objective, reasonable dividend income. The investment objective of Japanese Equity Fund is to achieve high capital appreciation.

The Provesta Portfolio (US Dollar)("Provesta Portfolio") pursues its (and the European Mid-Cap Fund's) investment objective by investing primarily in the equity securities of issuers located in European countries, including those which are member states of the European Union, those which are party to the Convention on the European Economic Area ("CEEA"), Switzerland, Slovakia, Czech Republic, and Hungary.

The Provesta Portfolio seeks investment in companies which the Adviser believes may grow at a higher rate than the average of other European companies. These anticipated higher growth rates may cause the performance of the Fund to be more volatile than that of other equity funds, and therefore, investors should consider an investment in the European Mid-Cap Fund to be subject to more risk and greater volatility. See "Risk Factors."

Under normal circumstances, at least 65% of the Portfolio's total assets are invested in European equity securities issued by companies with market capitalizations of between $115 million and $19 billion.

The Investa Portfolio (US Dollar)("Investa Portfolio") pursues its (and the German Equity Fund's) investment objective by investing primarily in the equity securities of German companies.

Under normal circumstances, at least 65% of the Portfolio's total assets are invested in equity securities issued by German issuers. In pursuing the Portfolio's objective, the Adviser will emphasize German companies that have some or all of the following attributes: high market capitalization, large number of publicly held shares, high trading volume, high liquidity, financial stability, or a widely known name or product/service.

The Japanese Equity Portfolio (US Dollar) ("Japanese Equity Portfolio") pursues its (and the Japanese Equity Fund's) investment objective by investing primarily in the equity securities of Japanese issuers. Under normal circumstances, at least 65% of the Portfolio's total assets are invested in equity securities issued by Japanese companies, which may include, for the purpose of meeting such 65% minimum, up to 5% of total assets in securities that grant the right to acquire Japanese securities.

Fixed Income Securities

Each Equity Portfolio is permitted to invest in fixed income securities, although it intends to remain invested in equity securities to the extent practical in light of its objective. The Provesta Portfolio's and Investa Portfolio's investment in fixed income securities (excluding bank deposits and money market instruments) will not exceed 20% of such Portfolio's net assets. The Japanese Equity Portfolio's investment in fixed income securities (excluding bank deposits and money market instruments) will not exceed 30% of the Portfolio's net assets. For purposes of each Portfolio's investments, convertible bonds and bonds with warrants would be considered equities, not fixed income securities. For the quality criteria of the fixed income securities in which the Equity Portfolios may invest, see "Quality of Fixed Income Securities" below.

Bond Funds

The investment objective of the Bond Funds is to achieve steady, high income.

The Global Bond Portfolio (US Dollar)("Global Bond Portfolio") pursues its (and the Global Bond Fund's) investment objective by investing primarily in the fixed income securities (including convertible bonds and bonds with warrants) of issuers worldwide.

Under normal circumstances, at least 65% of the Global Bond Portfolio's total assets are invested in bonds and the Portfolio will include securities of issuers organized in at least three different countries.

The European Bond Portfolio (US Dollar)("European Bond Portfolio") pursues its (and the European Bond Fund's) investment objective by investing primarily in the fixed income securities of European issuers.

Under normal circumstances, at least 65% of the Portfolio's total assets are invested in bonds issued by European issuers.

Each Bond Portfolio's investment in equity securities will not exceed 25% of each Portfolio's net assets. For purposes of the foregoing investment policies, the term "bonds" includes all fixed-income securities.

All Funds
Listed Securities

Each Portfolio will invest primarily in listed securities ("Listed Securities"). For purposes of this prospectus Listed Securities are defined as securities meeting at least one of the following requirements: (a) they are listed on a stock exchange in a member state of the European Union ("Member State") or in another state which is a party to the CEEA, or are included on another regulated market in a Member State or in another state party to the CEEA which market is recognized, open to the public and operates regularly; (b) they are admitted to the official listing on one of the stock exchanges listed in Appendix A or included on one of the regulated markets listed in Appendix A; or (c)application is to be made for admission to official listing on one of the aforementioned stock exchanges or inclusion in one of the aforementioned regulated markets and such admission or inclusion is to take place within 12 months of their issue.

Unlisted Securities and Notes

Up to a total of 10% of the net assets of each Portfolio may be invested in:

  (a) securities that are consistent with the Portfolio's investment objective and policies, which are not admitted to official listing on one of the stock exchanges or included on one of the regulated markets, described above;

  (b) interests in loans which are portions of an overall loan granted by a third party and for which a note has been issued ("Notes"), provided these Notes can be assigned at least twice after purchase by the Portfolio, and the Note was issued by:

      . the Federal Republic of Germany, a special purpose fund of the Federal Republic of Germany, a state of the Federal Republic of Germany, the European Union or a member state of the Organisation for Economic Cooperation and Development (an "OECD Member"),

      . another German domestic authority, or a regional government or local authority of another Member State or another state party to the CEEA for which a zero weighting was notified according to Article 7 of the Council Directive 89/647/EEC of 18 December 1989 on a solvency ratio for credit institutions (Official Journal EC No. L386, p. 14),

      . other corporate bodies or institutions organized under public law and registered domestically in Germany or in another Member State or another state party to the CEEA,

      . other debtors, if guaranteed as to the payment of interest and repayment of principal by one of the aforementioned bodies, or

      . companies which have issued securities which are admitted to official listing on a German or other foreign stock exchange.

Investments in Notes are subject to the Provesta Portfolio's and Investa Portfolio's overall 20% limitation on fixed income securities and the Japanese Equity Portfolio's overall 30% limitation on fixed income securities. See "Equity Funds" above.

The current Member States and the states party to the CEEA and OECD Members are listed in Appendix A.

Quality of Fixed Income Securities


The fixed income securities in which each Portfolio may invest will be rated on the date of investment, within the four highest ratings of Moody's Investors Service, Inc. ("Moody's"), currently Aaa, Aa, A and Baa, or of Standard & Poor's ("S&P"), currently AAA, AA, A and BBB or, if unrated, will be, in the opinion of the Adviser, of comparable quality to such rated securities discussed above. Fixed income securities rated Baa by Moody's or BBB by S&P have speculative characteristics. See Appendix B to the Statement of Additional Information for a description of these ratings.

Bank Deposits and Money Market Instruments

Each Portfolio may temporarily invest in bank deposits and money market instruments maturing in less than 12 months. These instruments include credit balances and bank certificates of deposit, discounted treasury notes and bills issued by the Federal Republic of Germany ("FRG"), the states of the FRG, the European Union, OECD Members or quasi-governmental entities of any of the foregoing.

Under normal circumstances each Portfolio will purchase bank deposits and money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions. However, each Portfolio may temporarily invest in bank deposits and money market instruments, up to 49% of its net assets, as a measure taken in the Adviser's judgment during, or in anticipation of, adverse market conditions. Certificates of deposit from the same credit institution may not account for more than 10% of a Portfolio's total assets. See "Investment Objectives and Policies" in the Statement of Additional Information.

Options Transactions on Securities

Options transactions may be carried out for each Portfolio if the securities options are admitted to official listing on a recognized futures or securities exchange and the securities underlying the options are within the applicable investment objective and policies of the Portfolio. Each of these instruments is a derivative instrument as its value derives from the underlying asset. Each Portfolio may use options for hedging and risk management purposes and may purchase call options and sell put options for speculation. See "Risk Factors."

By purchasing a put option, a Portfolio obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Portfolio pays the current market price for the option (known as the option premium). The purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price.

Put options on securities may be purchased only if the securities underlying the option transaction are held by a Portfolio at the time of the purchase of the put option.

When a Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it.

Writing a call option obligates a Portfolio to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option.

Call options on securities may be sold only if the securities underlying the option transaction are held by a Portfolio at the time of the sale. These securities may not be sold during the maturity of the call option and may not be the subject of a securities loan.

There is no limitation on the value of the options that may be purchased or written by a Portfolio. However, the strike prices of the securities options, together with the strike prices of the securities that underlie other securities options already purchased or granted for the account of each Portfolio, may not exceed 20% of net assets of the Portfolio. See "Risk Factors." With respect to the Provesta Portfolio and the Investa Portfolio, the strike prices of options on fixed income securities held by each Portfolio may not exceed 4% of the net assets of the Portfolio (i.e., 20% of the 20% investment limitation on fixed income securities). See "Equity Funds--Fixed Income Securities" above. Options on securities may only be purchased or granted to a third party to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already purchased by or granted for the account of a Portfolio, do not exceed 10% of the net assets of the Portfolio. Options on securities may only be written (sold) to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already written for the account of a Portfolio, do not exceed 2% of the net assets of the Portfolio. When an option transaction is offset by a back-to-back transaction (e.g., where a Portfolio writes a put option on a security and purchases a put option on the same security having the same expiration date), these two transactions will not be counted for purposes of the limits set forth in this paragraph.

Futures Contracts, Options on Futures and Securities Indices and Warrants

Each Portfolio may purchase and sell stock index futures contracts and interest rate futures contracts and may purchase options on interest rate futures contracts, options on securities indices and warrants on futures contracts and stock indices. A Portfolio will engage in transactions in such instruments only if they are admitted to official listing on a recognized futures or securities exchange and meet certain other requirements stated below. A Portfolio may use these techniques for hedging or risk management purposes or, subject to certain limitations, for the purposes of obtaining desired exposure to certain securities or markets.

For the purpose of hedging a Portfolio's assets, the Portfolio may sell (but not purchase) stock index or interest rate futures contracts and may purchase put or call options on futures contracts, options on securities indices and any of the warrants described above. Any such transaction will be considered a hedging transaction, and not subject to the limitations on non-hedging transactions stated below, to the extent that (1) in the case of stock index futures, options on securities indices and warrants thereon, the contract value does not exceed the market value of the shares held by the Portfolio for which the hedge is intended and such shares are admitted to official listing on a stock exchange in the country in which the relevant futures or securities exchange is based or (2) in the case of interest rate futures and options on securities indices and warrants thereon, the contract value does not exceed the interest rate exposure associated with the assets held in the applicable currency by the Portfolio. In carrying out a particular hedging strategy, a Portfolio may sell futures contracts and purchase options or warrants based on securities, financial instruments or indices that have issuers, maturities or other characteristics that do not precisely match those of the Portfolio's assets for which such hedge is intended, thereby creating a risk that the futures, options or warrants position will not mirror the performance of such assets. A Portfolio may also enter into transactions in futures contracts, options on futures, options on indices and warrants for non-hedging purposes, as described below.

Each Portfolio may purchase or sell stock index or interest rate futures contracts, put or call options on futures, options on securities indices and warrants other than for hedging purposes. Transactions for non-hedging purposes may be entered into only to the extent that (1) the underlying contract values, together with the contract values of any instrument then held by the Portfolio for non-hedging purposes, do not exceed in the aggregate 20% of the net assets of the Portfolio and (2) such instruments relate to categories of assets which the Portfolio is permitted to hold. In addition, with respect to the Provesta Portfolio and the Investa Portfolio, the contract values of all interest rate futures contracts and options and warrants on interest rate futures contracts held for non-hedging purposes may not exceed 4% of the net assets of the Portfolio (i.e., 20% of the 20% limitation on fixed income securities). See "Equity Funds--Fixed Income Securities" above.

Currency Forward Contracts, Option Rights and Warrants on Currencies and Currency Futures Contracts

Each Portfolio may enter into foreign currency transactions to hedge currency risks associated with the assets of each Portfolio denominated or principally traded in foreign currencies. The Provesta Portfolio and the Investa Portfolio, however, do not presently intend to engage in such hedging activity but reserve the ability to do so under circumstances in which the Adviser believes that one or more currencies in which such Portfolio's assets are denominated may suffer a substantial decline against the U.S. dollar. Each Portfolio other than the Provesta Portfolio and the Investa Portfolio may also enter into foreign currency transactions to hedge against currencies other than the U.S. dollar.

A Portfolio may purchase or sell foreign currency contracts for forward delivery, purchase option rights for the purchase or sale of currencies or currency futures contracts or warrants which entitle the holder to the right to purchase or sell currencies or currency futures contracts or to receive payment of a difference, which is measured by the performance of currencies or currency futures contracts, provided that these option rights and warrants are admitted to official listing on an exchange.

Securities Loans

Subject to applicable investment restrictions, each Portfolio is permitted to lend its securities. These loans may not exceed 33-1/3% of a Portfolio's total assets. The Portfolios may pay reasonable administrative and custodial fees in connection with the loan of securities. The following conditions will be met whenever portfolio securities of a Portfolio are loaned: (1) the Portfolio must receive at least 100% collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as payments in respect of any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian and finder's fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Portfolio must terminate the loan and regain the right to vote the securities if a material event conferring voting rights and adversely affecting the investment occurs. In addition, a Portfolio will consider all facts and circumstances, including the creditworthiness of the borrowing financial institution. No Portfolio will lend its securities to any officer, Trustee, Director, employee or other affiliate of the Corporation or the Portfolio Trust, the Manager, the Adviser or the Distributor, unless otherwise permitted by applicable law.

Each Portfolio may lend its securities on a demand basis provided the market value of the assets transferred in securities loans together with the market value of the securities already transferred as a securities loan for the Portfolio's account to the same borrower does not exceed 10% of the net assets of the Portfolio.

Borrowing

Each Portfolio may borrow money from banks for temporary or short-term purposes and then only in amounts not to exceed 10% of the Portfolio's total assets, at the time of such borrowing.

Warrants

Each Portfolio may purchase warrants in value of up to 10% of the Portfolio's net assets. The warrants in which the Portfolios invest are a type of security that entitles the holder to buy a fixed amount of securities of such issuer at a specified price at a fixed date or for a fixed period of time (which may be in perpetuity) or to demand settlement in cash based on the price performance of the underlying security. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless.

Warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

Convertible Securities

The convertible securities in which the Portfolios may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

Short-Term Trading

Each Portfolio intends to manage its portfolio actively in pursuit of its investment objective. A Portfolio may take advantage of short-term trading opportunities that are consistent with its objective. To the extent a Portfolio engages in short-term trading, it may realize short-term capital gains or losses and incur increased transaction costs. See "Taxes" below.

Investment Restrictions

The investment objective of each Fund and each Portfolio, together with the fundamental investment restrictions described below and in the Statement of Additional Information, except as noted, are deemed fundamental policies, i.e., they may be changed only with the approval of the holders of a majority of the outstanding voting securities of a Fund and its corresponding Portfolio. Each Fund has the same investment restrictions as its corresponding Portfolio, except that each Fund may invest all of its investable assets in the corresponding Portfolio. References below to the Portfolios' investment restrictions also include the Funds' investment restrictions. Any other investment policies of the Portfolios and the Funds described herein or in the Statement of Additional Information are not fundamental and may be changed without shareholder approval.

 Fundamental Investment Restrictions

 Each Portfolio is classified as "non-diversified" under the 1940 Act, which means that each corresponding Fund is not limited by the 1940 Act with respect to the portion of its assets which may be invested in securities of a single company (although certain diversification requirements are in effect imposed by the Internal Revenue Code of 1986, as amended (the "Code")). The possible assumption of large positions in the securities of a small number of companies may cause the performance of a Fund to fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the companies.

 At least 65% of the Provesta Portfolio's total assets are invested in European equity securities issued by companies with market capitalizations of between $115 million and $19 billion. At least 65% of the Investa Portfolio's total assets are invested in equity securities issued by German companies. At least 65% of the Japanese Equity Portfolio's total assets are invested in equity securities issued by Japanese companies, which may include, for the purposes of meeting such 65% minimum, up to 5% of the total assets in securities that grant the right to acquire Japanese securities. At least 65% of the Global Bond Portfolio's total assets are invested in bonds and such Portfolio will include securities of issuers organized in at least three different countries. At least 65% of the European Bond Portfolio's total assets are invested in bonds issued by European issuers.

 No Portfolio may purchase securities or other obligations of issuers conducting their principal business activity in the same industry if its investments in such industry would equal or exceed 25% of the value of the Portfolio's total assets, provided that the foregoing limitation shall not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

 Non-Fundamental Investment Restrictions

 Each Portfolio generally will not borrow money. Each Portfolio may not issue senior securities except as permitted by the 1940 Act or any rule, order or interpretation thereunder. Each Portfolio may not invest more than 10% of its net assets in the securities of any one issuer or invest more than 40% of its net assets in the aggregate in the securities of those issuers in which the Portfolio has invested in excess of 5% but not more than 10% of its net assets.

 For a more detailed discussion of the above investment restrictions, as well as a description of certain other investment restrictions, see "Investment Restrictions" in the Statement of Additional Information.

--------------------------------------------------------------------------------
                                  RISK FACTORS
--------------------------------------------------------------------------------

Equity Investments

Because the assets of each Equity Portfolio are invested primarily in equity securities, the Equity Portfolios are subject to market risk and the risks associated with the individual companies in which the Portfolios invest, meaning that stock prices in general may decline over short or extended periods of time. As with any equity-based investment company, the investor should be aware that unfavorable economic conditions can adversely affect corporate earnings and cause declines in stock prices.

With respect to the Provesta Portfolio, investing in equity securities of mid-sized companies involves risks not typically associated with investing in comparable securities of large companies. Assets of the Portfolio are invested in companies which may have narrow product lines and limited financial and managerial resources. Since the market for the equity securities of mid-sized companies is often characterized by less information and liquidity than that for the equity securities of large companies, the Portfolio's investments can experience unexpected sharp declines in their market prices. Therefore, investments in the Portfolio may be subject to greater declines in value than shares of equity funds investing in the equity securities of large companies.

Fixed Income Securities

The value of fixed income securities generally goes down when interest rates go up, and vice versa. Furthermore, the value of fixed income securities may vary based on anticipated or potential changes in interest rates. Changes in interest rates will generally cause bigger changes in the prices of longer-term securities than in the prices of shorter-term securities.

Prices of fixed income securities fluctuate based on changes in the actual and perceived creditworthiness of issuers. The prices of lower rated securities often fluctuate more than those of higher rated securities. It is possible that some issuers will be unable to make required payments on fixed income securities.

Foreign Investments

Each Portfolio invests in foreign securities. Investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes (such as capital gain taxes) which may decrease the net return on foreign investments as compared to dividends and interest paid to a Portfolio by U.S. domestic companies.

Investors should realize that the value of a Portfolio's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) currency exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect a Portfolio's operations. Further-more, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Portfolios must be made in compliance with foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, the Portfolios' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

Since each Portfolio's investments in foreign securities involve foreign currencies, the value of the Portfolio's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. Because the Provesta Portfolio and Investa Portfolio do not presently intend to engage in currency transactions to hedge currency risks, these Portfolios may be more exposed to the aforementioned currency risks. See "Foreign Currency Exchange Transactions" in the Statement of Additional Information.

Emerging Markets (Provesta Portfolio and Global Bond Portfolio Only)

Investments in securities of issuers in emerging markets countries may involve a high degree of risk and many may be considered speculative. Investments in developing and emerging markets may be subject to potentially greater risks than those of other foreign issuers. These risks include: (i) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (ii) certain national policies which may restrict the Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iii) foreign taxation; (iv) the absence, until recently, of a capital market structure or market oriented economy as well as issuers without a long period of successful operations; (v) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in such countries or their neighboring countries; and (vi) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability.

Futures, Options and Warrants

Each Portfolio's successful use of futures, options and warrants depends on the ability of the Adviser to predict the direction of the market or, in the case of hedging transactions, the correlation between market movements and movements in the value of the Portfolio's assets, and is subject to various additional risks. The investment techniques and skills required to use futures, options and warrants successfully are different from those required to select equity securities for investment. The correlation between movements in the price of the futures contract, option or warrant and the price of the securities or financial instruments being hedged is imperfect and the risk from imperfect correlation increases, with respect to stock index futures, options and warrants, as the composition of a Portfolio's portfolio diverges from the composition of the index underlying such stock index futures, options or warrants. If a Portfolio has hedged portfolio securities by purchasing put options or selling futures contracts, the Portfolio could suffer a loss which is only partially offset or not offset at all by an increase in the value of the Portfolio's securities. As noted, a Portfolio may also enter into transactions in future contracts, options and warrants for other than hedging purposes (subject to applicable law), including speculative transactions, which involve greater risk. In particular, in entering into such transactions, a Portfolio may experience losses which are not offset by gains on other portfolio positions, thereby reducing its gross income. In addition, the markets for such instruments may be volatile from time to time, which could increase the risk incurred by a Portfolio in entering into such transactions. The ability of a Portfolio to close out a futures, options or warrants position depends on a liquid secondary market.

The use of futures contracts potentially exposes the Portfolios to the effects of "leveraging," which occurs when futures are used so a Portfolio's exposure to the market is greater than it would have been if the Portfolio had invested directly in the underlying instruments. Leveraging increases a Portfolio's potential for both gain and loss. As noted above, the Portfolios intend to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Portfolios. See "Futures and Option Contracts" in the Statement of Additional Information.

Geographic Investment Emphasis


From time to time, due to investment opportunities perceived by the Manager to be attractive, a Portfolio or a Fund may invest a relatively larger portion of its assets in the issuers of securities domiciled, or principally traded, in one or more individual countries. In the event that such geographic investment emphasis occurs, the relevant Portfolio or Fund could be subject to greater risk due to unanticipated, and negative, economic events and/or market action in such country or countries.

Local Securities Markets
The German Securities Markets

Equity securities trade on the country's eight regional stock exchanges of which Frankfurt accounted for approximately 78% of the total volume in 1997.


Share prices of companies traded on German stock exchanges declined in 1991 and 1992 as the German economy entered a recessionary period following unification of eastern and western Germany in 1990. The DM total return of the CDAX German Composite Index of stocks was 6.39% in 1992, 44.56% in 1993, 5.83% in 1994, 4.75% in 1995, 22.14% in 1996, and 40.83% in 1997.


Trading volume tends to concentrate on the relatively few companies having both large market capitalization and a broad distribution of their stock with few or no large holders. The five companies having the largest annual trading volume of their stock in 1997 represented 28.7% of total trading volume on the German stock exchanges: Deutsche Bank AG with DM 254.7 billion, Daimler Benz AG with DM
233.7 billion, Siemens AG with DM 224.7 billion, Volkswagen AG with DM 192.3 billion, and Bayer AG with DM 145.1 billion.

Japanese Equity Securities Markets


Listed securities in Japan trade on three Main Japanese Exchanges (including the Tokyo Stock Exchange) and five regional stock exchanges, although the Tokyo Stock Exchange ("TSE") has generally represented over 72% of annual trade of volume. In 1997, three industrial groups (banks, electric appliances and transportation equipment) accounted for approximately 41% of the total market value of TSE stocks. Share prices of companies traded on Japanese stock exchanges reached historical peaks in 1989 and 1990. Afterwards stock prices decreased significantly, reaching their lowest levels in 1992. For example, the Nikkei index of 225 stocks fell from 38916 at year-end 1989 to a low in 1992 of 14309, a drop of 63%. The index was 19361 at the end of 1996, and 15258 at December 31, 1997. The decline in stock prices after 1989 has raised the cost of capital for industry and has reduced the value of stock holdings by banks and corporations. These effects have, in turn, contributed to the recent weakness in Japan's economy and could continue to have an adverse impact in the future.

--------------------------------------------------------------------------------
                         MANAGEMENT OF THE CORPORATION
                            AND THE PORTFOLIO TRUST
--------------------------------------------------------------------------------

The Board of Directors of the Corporation and the Board of Trustees of the Portfolio Trust provide broad supervision over the affairs of each Fund and each Portfolio, respectively. Each Fund has retained the services of Federated Services Company as Administrator, Federated Shareholder Services Company as Transfer Agent, IBT (Canada) as Fund Accounting Agent and IBT as Custodian but has not retained the services of an investment manager or adviser since each Fund seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio. Each Portfolio has retained the services of DFM as Manager, Federated Services Company as Operations Agent, IBT (Canada) as Fund Accounting Agent, IBT (Cayman) as Administrative Agent and IBT as Custodian. DFM has retained the services of DWS International Portfolio Management GmbH as Adviser for each Portfolio.

Manager

The Portfolio Trust has retained the services of DFM as investment manager to each Portfolio. DFM, with principal offices at 31 West 52nd Street, New York, New York 10019, is a Delaware corporation and registered investment adviser under the Advisers Act of 1940.



DFM is a wholly-owned subsidiary of Deutsche Fonds Holding GmbH ("DFH"), a company with limited liability organized under the laws of Germany and a consolidated subsidiary of Deutsche Bank AG, a major global banking institution. With total assets the equivalent of $582 billion and 76,100 employees as of year-end 1997, Deutsche Bank AG is one of Europe's largest universal banks. It is engaged in a wide range of financial services, including retail and commercial banking, investment banking and insurance. Deutsche Bank AG's creditworthiness ranks it among the most highly rated financial institutions in the world. For example, Deutsche Bank AG has been rated AAA by Standard & Poor's, New York. Deutsche Bank AG and its affiliates may have commercial lending relationships with companies whose securities may be held by a Portfolio.



DFH subsidiaries include German-based DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH ("DWS") and others based in Luxembourg, Austria, Switzerland, Singapore, France and Italy. Together, DFH subsidiaries serve as manager and/or investment adviser to more than 150 mutual funds outside the United States, having aggregate assets under management of more than the equivalent of $67.5 billion as of December 31, 1997. DFH and its subsidiaries employ approximately 560 professionals and is one of the largest mutual fund operators in Europe based on assets under management.



The primary subsidiary of DFH is DWS. Founded in 1956, it is the largest mutual fund company in Germany, holding a 25% share of the German mutual fund market based on assets under management as of December 1997. DFH and its subsidiaries are known in the financial market as "DWS Group, Investmentgroup of Deutsche Bank."




DFH subsidiaries have received widespread industry recognition in Europe. For example, Micropal, Europe's leading fund rating organization, has accorded DWS the following awards: 1994: best fund manager for 1-, 3-, and 5-year periods; 1995: best fund manager for 1-, 3-, and 5-year periods; 1996: best fund manager for 3- and 5-year periods; 1997: best fund manager for 3- and 5-year periods. These awards were given to fund managers having 10 or more funds registered for sale in Germany, based on the manager with the highest number of funds ranked first within various categories of investment objective defined by Micropal. Fund rankings are based on above-average performance in Deutsche Mark ("DM") terms and below-average volatility.

Subject to the overall supervision of the Portfolio Trust's Trustees, DFM is responsible for the day-to-day investment decisions, the execution of portfolio transactions and the general management of each Portfolio's investments and provides certain supervisory services. Under its investment management agreement with the Portfolio Trust (the "Management Agreement"), DFM is permitted, subject to the approval of the Board of Trustees of the Portfolio Trust, to delegate to a third party responsibility for management of the investment operations of each Portfolio. DFM has delegated this responsibility to the Adviser. DFM retains overall responsibility, however, for supervision of the investment management program for each Portfolio. See "Manager" in the Statement of Additional Information.


As compensation for the services rendered and related expenses borne by DFM under the Management Agreement with the Portfolio Trust with respect to each Equity Portfolio, DFM receives a fee from each Equity Portfolio, which is computed daily and paid monthly, equal to 0.85% of the average daily net assets of each Equity Portfolio on an annualized basis for the Portfolio's then-current fiscal year. As compensation for the services rendered and related expenses borne by DFM under the Management Agreement with the Portfolio Trust with respect to each Bond Portfolio, DFM receives a fee from each Bond Portfolio, which is computed daily and paid monthly, equal to 0.75% of the average daily net assets of each Bond Portfolio on an annualized basis for the Portfolio's then-current fiscal year. See also "Expenses."

Adviser

Pursuant to an investment advisory agreement ("Advisory Agreement") between DFM and DWS International Portfolio Management GmbH, the Adviser provides investment advice and portfolio management services to each Portfolio. Subject to the overall supervision of DFM, the Adviser conducts the day-to-day investment decisions of each Portfolio, arranges for the execution of portfolio transactions and furnishes a continuous investment program for each Portfolio.

The Adviser is an SEC-registered investment adviser and an indirect subsidiary of Deutsche Bank AG. The offices of the Adviser are located at Grueneburgweg 113-115, 60323 Frankfurt am Main, Germany.

For these services, the Adviser receives from DFM a fee, which is computed daily and may be paid monthly, equal to 0.60% of the average daily net assets of each Equity Portfolio and 0.50% of the average daily net assets of each Bond Portfolio on an annualized basis for the Portfolio's then-current fiscal year.

Historical Performance of Corresponding
DWS Funds


Provesta and Investa are German-registered mutual funds and are referred to herein as the "DWS Funds." Each of their investment policies and restrictions are the same as those of the corresponding Provesta and Investa Portfolios except as noted below. The Provesta and Investa Portfolios (and therefore indirectly the corresponding European Mid-Cap Fund and German Equity Fund) are designed to produce investment results substantially the same as the DWS Funds, Provesta and Investa, respectively. The Provesta and Investa Portfolios seek to accomplish this by duplicating to the extent practical the portfolio holdings and transactions of Provesta and Investa. The Adviser manages the investment operations of each Portfolio with a portfolio manager and a staff of investment professionals that is composed of the same persons as those that manage and have full discretionary authority over the selection of investments for the corresponding DWS Fund.


The European Mid-Cap Fund and its corresponding Provesta Portfolio and the German Equity Fund and its corresponding Investa Portfolio commenced operations in 1997 and have no prior operating or performance history.


Information about the performance of the two corresponding DWS Funds--Provesta (corresponding to European Mid-Cap Fund) and Investa (corresponding to German Equity Fund) is set forth below. Although each Equity Fund and its corresponding Portfolio have the same investment objectives, policies, and restrictions as their corresponding DWS Fund, and each Portfolio has the same staff of investment professionals and the same portfolio manager as its corresponding DWS Fund, the DWS Fund are separate funds and you should not assume that a Fund offered by this Prospectus will have the same future performance as its corresponding DWS Fund. The DWS Funds operate under the German regulatory and tax framework and the Portfolios operate under the U.S. regulatory and tax framework (each with differing diversification requirements, specific tax restrictions and investment limitations). Since the historical performance of the DWS Funds would not have been materially affected by the differences in the regulation of investment companies under U.S. federal securities and tax laws and regulations, the differences in regulation are not expected to result in any material differences in performance (net of fees) between the DWS Funds and their corresponding Portfolios going forward. Investors should note that the past performance of the DWS Funds is not predictive of the future performance of the European Mid-Cap Fund or the German Equity Fund or their corresponding Portfolios.


The following tables show the average annualized total return for the Provesta and Investa Funds for the one-, three-, five- and ten-year periods ended March 31, 1998 and of securities indices believed by the Adviser to be suitable for performance comparisons with the Provesta and Investa Portfolios and the DWS Funds. These figures, which are unaudited, are based on the actual gross investment performance of the DWS Funds with the adjustments indicated below. These figures were not adjusted to reflect the expense ratios of the Funds (described in the expense table under "Expenses") which are higher than the actual expenses of the DWS Funds (which bear a combined fund management and expense fee of 0.50% per annum of net assets). Any such adjustment would reduce the performance shown below.

                                  PROVESTA(1)

                  (Corresponding to the Provesta Portfolio and

                             European Mid-Cap Fund)


Average Annual Return for the Periods Ended March 31, 1998



                                  Historical Performance
                                      in U.S. Dollars
                        ------------------------------------             CDAX Index
                           Without                  With              (in U.S. Dollars,
                        Sales Load(2)          Sales Load(3)           Annualized)(4)
                        -------------          -------------          -----------------
One Year                    29.36%                  22.25%                  29.46%
Three Years                 21.68%                  19.41%                  20.68%
Five Years                  16.84%                  15.53%                  15.08%
Ten Years                   15.98%                  15.33%                  13.84%


 (1) Net Assets as of 3/31/98 were DM 1,920 million ($1,047 million). Provesta commenced investment operations in November 1985.

 (2) The sales load may be reduced or eliminated on the purchase of Class A shares in certain circumstances. See "Purchase of Shares--Reducing or Eliminating the Sales Charge."

 (3) Adjusted to reflect deduction for the maximum sales charge of 5.50% applicable to Class A shares.

 (4) The DAX Composite Index ("CDAX") is a total rate of return index of all domestic stocks traded on the Frankfurt Stock Exchange. It is a broad-based index consisting of 16 industry groups. "CDAX" is a registered trademark of Deutsche Bsrse AG.

                                   INVESTA(1)

                  (Corresponding to the Investa Portfolio and

                              German Equity Fund)


Average Annual Returns for the Periods Ended March 31, 1998


                                 Historical Performance
                                     in U.S. Dollars
                           --------------------------------------         DAX Index
                              Without                   With           (in U.S. Dollars,
                           Sales Load(2)            Sales Load(3)       Annualized)(4)
                           ------------             -------------      -----------------
One Year                       35.02%                  27.59%                35.18%
Three Years                    26.14%                  23.78%                25.75%
Five Years                     18.50%                  17.17%                18.10%
Ten Years                      16.28%                  15.62%                15.71%


 (1) Assets as of 3/31/98 were DM 4,478 million ($2,441 million). Investa commenced investment operations in December 1956.

 (2) The sales load may be reduced or eliminated on the purchase of Class A shares in certain circumstances. See "Purchase of Shares--Reducing or Eliminating the Sales Charge."

 (3) Adjusted to reflect deduction for the maximum sales charge of 5.50% applicable to Class A shares.

 (4) DAX is a total rate of return index consisting of 30 selected German stocks traded on the Frankfurt Stock Exchange. "DAX" is a registered trademark of Deutsche Bsrse AG.

The above results are shown in U.S. dollars on the basis of conversion at the rate of DM values to U.S. dollars at the end of each month at the prevailing rate. The results assume all dividends and capital gain distributions have been reinvested with no sales charge.

In calculating the historical performance of the two DWS Funds shown above the first step was to calculate the historical performance according to a methodology generally acknowledged in Germany and developed by the BVI Bundesverband Deutscher Investment--Gesellschaften (Association of German Fund Companies) ("BVI"). The BVI method measures total return by comparing the net asset value per share of a fund in DM at the beginning and at the end of the relevant measurement period, assuming the reinvestment of distributions made by the fund during such period. For this purpose, the reinvestment of distributions is increased by including the corporate income tax credit that is available to shareholders of German fund companies in connection with such distributions. The BVI method does not take account of any sales load charged to an investor on the initial investment.

Second, for purposes of calculating the equivalent U.S. dollar returns from the DM returns yielded by the BVI method, DWS made the following adjustments: (1) the credit for the German corporate tax credit referred to above was subtracted from the distributions reinvested since it will not be available to shareholders of the Funds (but the effect of corporate income taxes incurred by the corresponding DWS Funds was not eliminated); and (2) the DM returns (including capital gains and income) were converted to U.S. dollars at prevailing exchange rates as of the end of each month.

These adjustments resulted in the performance indicated in the first column. The second column, "With Sales Load," made a further adjustment by reducing the performance by assuming the maximum sales load was charged to the investor on the initial investment.

Except as described below in the case of Investa, it is not expected that there will be any material differences in the securities held by the Provesta and Investa Portfolios and their corresponding DWS Funds and thus the investment characteristics of each Portfolio, such as industry diversification, country diversification, portfolio beta, portfolio quality, average maturity of fixed-income assets and equity/non-equity mix will be substantially the same as the investment characteristics of its corresponding DWS Fund. The Investa Portfolio may not invest in securities issued by Deutsche Bank AG or its affiliated persons that are engaged in securities-related businesses, although Investa was and is permitted to invest in such securities. However, the elimination of Deutsche Bank AG securities from Investa's portfolio during the periods shown in the table above would not have materially affected Investa's performance. Consequently, there is no regulatory or tax difference between either of the two Portfolios and its corresponding DWS Fund that would be expected to have material effect on the investment performance of the Portfolio as compared to its corresponding DWS Fund.

Portfolio Management


Elisabeth Weisenhorn is the senior portfolio manager for the Investa Portfolio and the Provesta Portfolio. Ms. Weisenhorn also serves as portfolio manager for Investa and Provesta, the Portfolios' corresponding DWS Funds. She has held this position since 1991. Ms. Weisenhorn has 13 years of experience as an investment manager and joined the DWS Group in 1985. She is Senior Investment Officer, head of the German equity team, supervising funds holding assets under management of DM 13.9 billion ($7.7 billion) as of January 30, 1998. Ms. Weisenhorn is based at DWS Group's office in Frankfurt, Germany.

Hannah Cunliffe is the portfolio manager for the Japanese Equity Portfolio. Ms. Cunliffe also serves as portfolio manager of the DWS-Japan Fonds, a German registered mutual fund with the same objective, policies, and restrictions as the Japanese Equity Portfolio. She has held this position since February 1994. Prior to this, she was the Asian equity market analyst for Deutsche Bank Research. Ms. Cunliffe joined the Deutsche Bank Group in 1989.


Heinz-Wilhelm Fesser is senior portfolio manager for the Global Bond Portfolio and European Bond Portfolio. Mr. Fesser joined the DWS Group in 1987, where he has been engaged in the management of global fixed income funds. He is Senior Investment Officer, head of the global fixed-income team, supervising funds holding assets under management of DM 23.2 billion ($12.9 billion) as of January 30, 1998.

Administrator

Under a master agreement for administration services with the Corporation, Federated Services Company serves as Administrator to the Funds. In connection with its responsibilities as Administrator, Federated Services Company, among other things (i) prepares, files and maintains the Funds' governing documents, registration statements and regulatory documents; (ii) prepares and coordinates the printing of publicly disseminated documents; (iii) monitors declaration and payment of dividends and distributions; (iv) projects and reviews the Funds' expenses; (v) performs internal audit examinations; (vi) prepares and distributes materials to the Directors of the Corporation, (vii) coordinates the activities of all service providers; (viii) monitors and supervises collection of tax reclaims; and (ix) prepares shareholder meeting materials.

As Administrator, Federated Services Company receives a fee from each Fund, which is computed daily and may be paid monthly, at the annual rate of 0.065% of the average daily net assets of each Fund up to $200 million and 0.0525% of the average daily net assets of each Fund greater than $200 million for the Fund's then-current fiscal year. The Administrator will receive a minimum fee of $75,000 per Fund annually, except that during the first two years of the agreement a minimum aggregate fee for each Portfolio, corresponding Fund and any other fund investing in the Portfolio, taken together, of $75,000 for the first year of the Fund's operation and $125,000 for the second year will be paid to the Operations Agent and the Administrator.

Operations Agent

Under an operations agency agreement with the Portfolio Trust, Federated Services Company serves as Operations Agent to the Portfolio. In connection with its responsibilities as Operations Agent, Federated Services Company, among other things, (i) prepares governing documents, registration statements and regulatory filings; (ii) performs internal audit examinations; (iii) prepares expense projections; (iv) prepares materials for the Trustees of the Portfolio Trust, (v) coordinates the activities of all service providers; (vi) conducts compliance training for the Adviser; (vii) prepares investor meeting materials and (viii) monitors and supervises collection of tax reclaims.


As Operations Agent of the Portfolios, Federated Services Company receives a fee from each Portfolio, which is computed daily and paid monthly, at the annual rate of 0.035% of the average daily net assets of each Portfolio for the Portfolio's then-current fiscal year. The Operations Agent of the Portfolios will receive a minimum fee of $60,000 per Portfolio annually and a minimum aggregate fee for each Portfolio, corresponding Fund and any other fund investing in the Portfolio, taken together, of $75,000 for the first year of the Portfolio's operation and $125,000 for the second year, in each case payable to the Operations Agent, and the Administrator.

Administrative Agent

Under an administration agreement with the Portfolio Trust, IBT (Cayman) provides certain services to the Portfolios, including (i) filing and maintaining the governing documents, registration statements and other regulatory filings; (ii) maintaining a telephone line; (iii) approving annual expense budgets; (iv) authorizing expenses; (v) distributing materials to the Trustees of the Portfolio Trust; (vi) authorizing dividend distributions; (vii) maintaining books and records; (viii) filing tax returns; and (ix)maintaining the investor register.

As Administrative Agent of the Portfolios, IBT (Cayman) receives a fee from each Portfolio, which may be paid monthly, at the annual rate of $5,000.

Distributor


Edgewood serves as principal distributor for shares of each Fund. Edgewood is located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-5829. It is a New York corporation organized on October 26, 1993, and is the principal distributor for a number of investment companies. Edgewood is a subsidiary of Federated Investors and an affiliate of Federated Services Company.


Securities laws may require certain Financial Intermediaries (as defined below) such as depository institutions to register as dealers. The Distributor may pay dealers an amount up to 5.0% of the net asset value of Class B shares purchased by their clients or customers as an advance payment. These payments will be made directly by the Distributor from its assets, and will not be made from the assets of a Fund. Dealers may voluntarily waive receipt of all or any portion of these advance payments. The Distributor may pay all or a portion of the distribution fee discussed below to Financial Intermediaries that waive all or any portion of the advance payments.

Under a distribution and services plan adopted in accordance with Rule 12b-1 of the 1940 Act, Class B shares are subject to a distribution plan (the "Distribution Plan") and Class A shares and Class B shares are subject to a service plan (the "Service Plan").

Under the Distribution Plan, Class B shares of each Fund will pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of the Fund represented by Class B shares to finance any activity which is principally intended to result in the sale of Class B shares of the Fund subject to the Distribution Plan. Because distribution fees to be paid by a Fund to the Distributor may not exceed an annual rate of 0.75% of Class B shares' average daily net assets, it will take the Distributor a number of years to recoup the expenses, including payments to other dealers, it has incurred for its sales services and distribution-related support services pursuant to the Distribution Plan.

The Distribution Plan is a compensation-type plan. As such, a Fund makes no payments to the Distributor except as described above. Therefore, a Fund does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from a Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor's overhead expenses. However, the Distributor may be able to recover such amounts or may earn a profit from payments made by shares under the Distribution Plan.

Under the Service Plan, each Fund pays to DFM for the provision of certain services to the holders of Class A shares and Class B shares a fee computed at an annual rate of 0.25% of the average daily net assets of each such Class of shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund, providing reports and other information to shareholders and financial intermediaries ("Financial Intermediaries"), and services related to the maintenance of shareholder accounts, and other services. DFM determines the amounts to be paid to Financial Intermediaries, the schedules of such fees and the basis upon which such fees will be paid.


DFM may pay Financial Intermediaries a shareholder services fee of up to 0.25% of the amount invested in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the Deutsche Funds or certain other products made available by the Distributor to such plans or programs is $1,000,000 or more ("Eligible Benefit Plans"). Shares in the Deutsche Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. DFM reserves the right to cease paying these fees at any time. DFM may pay such fees from its own funds in addition to amounts received from the Funds under the Service Plan, including past profits or any other source available to it. Such payments are subject to a reclaim from the Financial Intermediary should the assets leave the plan or program within 12 months after purchase.

Furthermore, with respect to Class A shares and Class B shares, the Distributor may offer to pay a fee from its own assets to Financial Intermediaries as financial assistance for providing substantial sales services, distribution related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of a Fund. Such assistance may be predicated upon the amount of shares the Financial Intermediary sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the Financial Intermediary.

Transfer Agent, Custodian and Fund Accountant

Federated Shareholder Services Company, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, serves as the transfer agent and dividend disbursing agent for each Fund. IBT, 200 Clarendon Street, Boston, MA 02116 acts as the custodian of each Fund's and each Portfolio's assets. Securities held for a Portfolio may be held by a sub-custodian bank approved by the Trustees or the Custodian of the Portfolio Trust. IBT (Canada) provides fund accounting services to the Funds and the Portfolios, including (i) calculation of the daily net asset value for the Funds and the Portfolios; (ii) monitoring compliance with investment portfolio restrictions, including all applicable federal securities and other regulatory requirements; and (iii) monitoring each Fund's and Portfolio's compliance with the requirements applicable to a regulated investment company under the Code.

Expenses

In addition to the fees payable under the various agreements discussed above, each Fund and each Portfolio is responsible for usual and customary expenses associated with its respective operations. Such expenses may include organization expenses, legal fees, audit fees and expenses, insurance costs, the compensation and expenses of the Directors or Trustees, as the case may be, registration fees under applicable securities laws, fund accounting fees, custodian fees and extraordinary expenses. For each Fund, such expenses also include transfer, registrar and dividend disbursing costs, and the expenses of printing and mailing reports and notices and proxy statements to Fund shareholders. For each Portfolio, such expenses also include brokerage expenses.

DFM has agreed that it will reimburse each Fund through at least August 31, 1998, to the extent necessary to maintain each Fund's total operating expenses (which includes expenses of the Fund and its corresponding Portfolio but does not cover extraordinary expenses during the period) at not more than 1.60%, 2.35%, 1.30% and 2.05% of the average annual net assets of Class A shares of the Equity Funds, the Class B shares of the Equity Funds, the Class A shares of the Bond Funds and the Class B shares of the Bond Funds, respectively. There is no assurance that DFM will continue this reimbursement beyond the specified period.

Expenses of Class A Shares and Class B Shares


Holders of Class A shares and Class B shares bear their allocable portion of a Fund's expenses along with their allocable share of the corresponding Portfolio's operating expenses. At present, the only expenses which are allocated specifically to Class A shares and Class B shares as classes are expenses under the Distribution Plan and expenses under the Service Plan. However, the Directors reserve the right to allocate certain other expenses to holders of Class A shares and Class B shares ("Class Expenses"). In any case, Class Expenses would be limited to: distribution fees; shareholder services fees; transfer agent fees as identified by the Transfer Agent as attributable to holders of Class A shares and Class B shares; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders as attributable to holders of Class A shares and Class B shares; registration fees paid to the Securities and Exchange Commission and to state securities commissions as attributable to holders of Class A shares and Class B shares; expenses related to administrative personnel and services as required to support holders of Class A shares and Class B shares; legal fees relating solely to Class A shares or Class B shares; and Directors' fees incurred as a result of issues related solely to Class A shares or Class B shares.

Portfolio Brokerage

The estimated annual portfolio turnover rate for the Provesta Portfolio, Investa Portfolio, Japanese Equity Portfolio, Global Bond Portfolio and European Bond Portfolio is generally not expected to exceed 180%, 80%, 150%, 350% and 350%, respectively. A 100% annual turnover rate would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year, or if 10% of the portfolio securities were replaced ten times in one year. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of a Fund tend to increase as the level of portfolio activity increases.

In effecting securities transactions, the Adviser seeks to obtain the best price and execution of orders. In selecting a broker, the Adviser considers a number of factors including: the broker's ability to execute orders without disturbing the market price; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the broker's financial condition and responsibility; the research and other investment information provided to the Adviser by the broker; and the commissions charged. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.

The Adviser may direct a portion of a Portfolio's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from a Portfolio to pay other unaffiliated service providers on behalf of that Portfolio for services provided for which the Portfolio would otherwise be obligated to pay. Such commissions paid by a Portfolio are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.


Deutsche Bank AG or one of its subsidiaries or affiliates may act as one of the agents of the Portfolios in the purchase and sale of portfolio securities when, in the judgment of the Adviser, that firm will be able to obtain a price and execution at least as favorable as other qualified brokers. As one of the primary brokers used by the Portfolios, Deutsche Bank AG receives brokerage commissions from each Portfolio.

On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other customers, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Portfolio. In some instances, this procedure might adversely affect a Portfolio.


From commencement of operations through February 28, 1998, the Provesta Portfolio, Investa Portfolio, and Japanese Equity Portfolio paid the following aggregate brokerage commissions, respectively: $8,896, $6,978, and $10,960. No brokerage commissions were paid by the Global Bond Portfolio and the European Bond Portfolio.

--------------------------------------------------------------------------------
                             INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

Each Fund offers investors two classes of shares that carry sales charges and contingent deferred sales charges in different forms and amounts and which bear different levels of expenses.

Class A Shares


An investor who purchases Class A shares of a Fund pays a maximum sales charge of 5.50% for the Equity Funds and 4.50% for the Bond Funds at the time of purchase. Certain purchases of Class A shares are not subject to a sales charge. See "Purchase of Shares--Investing in Class A Shares." As a result, Class A shares are not subject to any charges when they are redeemed (except for special programs offered under "Purchase of Shares--Purchases with Proceeds From Redemptions of Unaffiliated Investment Companies" and except for when shares that were purchased without a sales charge are redeemed within one year of purchase as described under "Contingent Deferred Sales Charge--Class A Shares"). Certain purchases of Class A shares qualify for reduced sales charges. See "Purchase of Shares--Reducing or Eliminating the Sales Charge." Class A shares have no conversion feature.

Class B Shares

Class B shares of each Fund are sold without an initial sales charge, but are subject to a contingent deferred sales charge in accordance with the following schedule:

                                Contingent
Year of Redemption               Deferred
After Purchase                 Sales Charge
------------------             ------------
First                              5.00%
Second                             4.00%
Third                              3.00%
Fourth                             3.00%
Fifth                              2.00%
Sixth                              1.00%
Seventh and thereafter             0.00%


Class B shares also bear a fee pursuant to a Distribution Plan, adopted in accordance with Rule 12b-1 under the 1940 Act, while Class A shares do not bear such a fee. Both Class A shares and Class B shares will bear shareholder services fees. Class B shares will automatically convert into Class A shares, based on relative net asset value, on or about the fifteenth of the month eight full years after the purchase date. Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but (until conversion) will have a higher expense ratio and pay lower dividends than Class A shares due to the higher 12b-1 fees.

--------------------------------------------------------------------------------
                               PURCHASE OF SHARES
--------------------------------------------------------------------------------


Shares of each Fund are sold on days on which the New York Stock Exchange is open. Shares of a Fund may be purchased as described below, either through a Financial Intermediary (such as a bank or broker/dealer which has a sales agreement with the Distributor) or by sending a wire or a check directly to the Fund, with a minimum initial investment of $5,000 for Class A shares and Class B shares. Additional investments can be made for as little as $500. The minimum initial investment for retirement plan participants is $1,000. The minimum subsequent investment for retirement plan participants is $100. (Financial Intermediaries may impose different minimum investment requirements on their customers and may separately charge a fee for Fund transactions.)

In connection with any sale, the Distributor may from time to time offer certain items of nominal value to any shareholder or investor. The Funds reserve the right to reject any purchase request. An account must be established through a Financial Intermediary or by completing, signing, and returning the new account form available from the Funds before shares can be purchased.

Investing in Class A Shares

Class A shares of each Fund are sold at their net asset value next determined after an order is received, plus a sales charge as follows:

                                 Equity Funds

                                      Sales Charge
                                   as a Percentage of              Dealer
                             -----------------------------     Concession as
                                                 Net          a Percentage of
                             Offering           Amount        Public Offering
Amount of Transaction         Price            Invested            Price
---------------------        --------          --------       ---------------
Less than $50,000              5.50%             5.82%              5.00%
$50,000 but less
than $100,000                  4.50%             4.71%              3.75%
$100,000 but less
than $250,000                  3.50%             3.63%              2.75%
$250,000 but less
than $500,000                  2.50%             2.56%              2.00%
$500,000 but less
than $1 million                2.00%             2.04%              1.75%
$1 million but less
than $2 million               None              None                1.00%*
$2 million but less
than $5 million               None              None                0.80%*
$5 million but less
than $50 million              None              None                0.50%*
$50 million but less
than $100 million             None              None                0.25%*
$100 million or more          None              None                0.15%*

  * See "Dealer Concession" below.


                                  Bond Funds



                                      Sales Charge
                                   as a Percentage of              Dealer
                             -----------------------------     Concession as
                                                 Net          a Percentage of
                             Offering           Amount        Public Offering
Amount of Transaction         Price            Invested            Price
---------------------        --------          --------       ---------------
Less than $50,000             4.50%             4.71%               4.00%
$50,000 but less
than $100,000                 4.00%             4.17%               3.50%
$100,000 but less
than $250,000                 3.50%             3.63%               2.75%
$250,000 but less
than $500,000                 2.50%             2.56%               2.00%
$500,000 but less
than $1 million               2.00%             2.04%               1.75%
$1 million but less
than $2 million               None              None                1.00%*
$2 million but less
than $5 million               None              None                0.80%*
$5 million but less
than $50 million              None              None                0.50%*
$50 million but less
than $100 million             None              None                0.25%*
$100 million or more          None              None                0.15%*

  * See "Dealer Concession" below.

Dealer Concession

The dealer concession may be changed from time to time but will remain the same for all dealers. Dealer concession will be paid to dealers who initiate and are responsible for purchases of $1 million or more. Any portion of the sales charge which is not paid to a dealer will be retained by the Distributor. The Distributor, at its expense, may provide additional promotional incentives to dealers. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant numbers of shares of the Fund or other Deutsche Funds.

The sales charge for shares sold other than through registered broker/dealers will be retained by the Distributor. The Distributor may pay fees to banks out of the sales charge in exchange for sales and/or administrative services performed on behalf of the bank's customers in connection with the initiation of customer accounts and purchases of shares.

Reducing or Eliminating the Sales Charge
The sales charge can be reduced or eliminated on the purchase of Class A shares through:

 .  sales charge waiver;

 .  quantity discounts and accumulated purchases;

 .  concurrent purchases;

 .  signing a 13-month letter of intent;

 .  using the reinvestment privilege; or

 . purchases with proceeds from redemptions of unaffiliated investment company shares.

Sales Charge Waiver

Sales charges may be waived on Class A shares of the Fund (subject to appropriate documentation furnished to the Distributor as it may request from time to time in order to verify eligibility for this privilege) if purchased by:


 1. Full-time employees of National Association of Securities Dealers, Inc. ("NASD") member firms and full-time employees of other Financial Intermediaries which have entered into a supplemental agreement with the Distributor pertaining to the sale of Fund shares, either for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children. This privilege also applies to full-time employees of Financial Intermediaries affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value;


 2. Current full-time, part-time or retired employees of Deutsche Bank AG and its affiliates or subsidiaries, current or former directors or trustees of Deutsche Bank AG and its affiliates or subsidiaries, current or former Board members of a fund advised by Deutsche Bank AG or any of its affiliates or subsidiaries, including the Directors of the Corporation, or the spouse or minor child of the foregoing, including an employee of Deutsche Bank AG or any of its affiliates or subsidiaries who acts as custodian for a minor child;

 3. Registered representatives, bank trust officers, certified financial planners and other employees (and their immediate families) of investment professionals who have entered into a supplemental agreement with the Distributor;


 4. IRA Rollover accounts sponsored by Deutsche Morgan Grenfell, Inc., Deutsche Bank Trust Company, or any of their affiliates as administrator, trustee or custodian, provided that the distribution proceeds are made from a qualified retirement plan or from a 403(b)(7) plan that is sponsored, administered or custodied by Deutsche Bank Trust Company or any of its affiliates, and provided that, at the time of such distribution, such qualified retirement plan or 403(b)(7) plan met the requirements of an Eligible Benefit Plan and all or a portion of such plan's assets were invested in the Deutsche Funds or certain other products made available by the Distributor to such plans;

 5. As part of an Eligible Benefit Plan having a minimum of 250 eligible employees or a minimum of $1,000,000, or such lesser amount as may be determined by the Distributor, invested in Deutsche Funds;

 6. Investor accounts through certain broker-dealers and other Financial Intermediaries that have entered into supplemental agreements with the Distributor, which include a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or similar program under which such clients pay a fee to the broker-dealer or other Financial Intermediary, or such other accounts to which the broker-dealer or other Financial Intermediary charges an asset management fee;


 7. Investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent;

 8. Retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b), or 457 of the Code and "rabbi trusts,"


 9. Qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States;


10. Trust companies and bank trust departments, including Deutsche Bank Trust Company and its affiliates, initially investing at least $100,000 of assets held in a fiduciary, agency, advisory, custodial or similar capacity on behalf of any one of their investor clients;



11. Accounts investing $100,000 or more of (1) a State or territory of the United States, county, city or instrumentality thereof, (2) charitable organizations as defined under Section 501(c)(3) of the Code, and (3) charitable remainder trusts or life income pools as defined under Section 501(c)(3) of the Code.

Quantity Discounts and Accumulated Purchases

Larger purchases reduce the sales charge paid. A Fund will combine purchases of Class A shares made on the same day by the investor, the investor's spouse, and the investor's children under age 21 when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account.



If an additional purchase of Class A shares is made in a Fund, the Fund will consider the previous purchases still invested in the Fund. For example, if a shareholder already owns Class A shares of an Equity Fund having a current value at the public offering price of $30,000 and the shareholder purchases $20,000 more at the current public offering price, the sales charge on the additional purchase according to the schedule now in effect would be 4.50%, not 5.50%.


To receive the sales charge reduction, the Distributor must be notified by the shareholder in writing or by the shareholder's Financial Intermediary at the time the purchase is made that Class A shares are already owned or that purchases are being combined. A Fund will reduce the sales charge after it confirms the purchases.

Concurrent Purchases

For purposes of qualifying for a sales charge reduction, a shareholder has the privilege of combining concurrent purchases of Class A shares of two or more of the Deutsche Funds, the purchase price of which includes a sales charge. For example, if a shareholder concurrently invested $30,000 in Class A shares of one of the Deutsche Funds with a sales charge, and $20,000 in another Fund, the sales charge would be reduced to reflect a $50,000 purchase.


To receive this sales charge reduction, the Distributor must be notified by the shareholder in writing or by the shareholder's Financial Intermediary at the time the concurrent purchases are made. A Fund will reduce the sales charge after the purchases are confirmed.

Letter of Intent


If a shareholder intends to purchase at least $50,000 of Class A shares of the Deutsche Funds (excluding the Deutsche U.S. Money Market Fund) over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Custodian to hold in escrow (in shares) up to the maximum sales charge of the total amount intended to be purchased until such purchase is completed.

The shares held in escrow in the shareholder's account will be released upon fulfillment of the letter of intent or the end of the 13-month period, whichever comes first. If the amount specified in the letter of intent is not purchased, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

While this letter of intent will not obligate the shareholder to purchase shares, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. At the time a letter of intent is established, current balances in accounts in any shares of any Deutsche Fund, excluding the Deutsche U.S. Money Market Fund, will be aggregated to provide a purchase credit towards fulfillment of the letter of intent. Prior trade prices will not be adjusted.

Reinvestment Privilege

If Class A shares in a Fund have been redeemed, the shareholder has the privilege, within 120 days, to reinvest the redemption proceeds at the next-determined net asset value without any sales charge. The Distributor must be notified by the shareholder in writing or by the shareholder's Financial Intermediary of the reinvestment in order to eliminate a sales charge. If the shareholder redeems the shareholder's Class A shares in a Fund, there may be tax consequences. See "Tax Treatment of Reinvestments" below.

Purchases with Proceeds from Redemptions of Unaffiliated Investment Companies
    Investors may purchase Class A shares at net asset value, without a sales charge, with the proceeds from the redemption of shares of an unaffiliated investment company that were purchased or sold with a sales charge or commission and were not distributed by the Distributor. The purchase must be made within 60 days of the redemption, and the Distributor must be notified by the investor in writing, or by the investor's Financial Intermediary, at the time the purchase is made. From time to time, the Distributor may offer dealers compensation for shares purchased under this program. If shares are purchased in this manner, redemptions of these shares will be subject to a contingent deferred sales charge for one year from the date of purchase. Shareholders will be notified prior to the implementation of any special offering as described above.

Tax Treatment of Reinvestments

Generally, a reinvestment of the proceeds of a redemption of shares in a Fund or an unaffiliated investment company will not alter the federal income tax status of any capital gain realized on the redemption of the shares. However, any loss on the disposition of the shares in a Fund will be disallowed to the extent shares of the same Fund are purchased within a 61-day period beginning 30 days before and ending 30 days after the disposition of shares. Further, if the proceeds are reinvested within 90 days after the redeemed shares were acquired, the sales charge imposed on the original acquisition, to the extent of the reduction in the sales charge on the reinvestment, will not be taken into account in determining gain or loss on the disposition of the original shares, but will be treated instead as incurred in connection with the acquisition of the replacement shares.

Investing in Class B Shares

Class B shares are sold at their net asset value next determined after an order is received. While Class B shares are sold without an initial sales charge, under certain circumstances described under "Contingent Deferred Sales Charge-- Class B Shares," a contingent deferred sales charge may be applied by the Distributor at the time Class B shares are redeemed.

Conversion of Class B Shares

Class B shares will automatically convert into Class A shares on or about the fifteenth of the month eight full years after the purchase date, except as noted below. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales charge, fee, or other charge. Class B shares acquired by exchange from Class B shares of another Deutsche Fund will convert into Class A shares based on the time of the initial purchase. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and distributions paid on Class B shares will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversions will not constitute taxable events for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event,

Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

Purchasing Shares Through a Financial Intermediary


An investor may call a Financial Intermediary (such as a bank or an investment dealer) to place an order to purchase shares. Orders placed through a Financial Intermediary are considered received when the Fund is notified of the purchase order. Shares will not be issued in respect of such orders until payment is converted into federal funds. Purchase orders through a registered broker/dealer must be received by the broker before 4:00 p.m. (U.S. Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (U.S. Eastern time) in order for shares to be purchased at that day's price. Purchase orders through other Financial Intermediaries must be received by the Financial Intermediary and transmitted to the Fund before 4:00 p.m. (U.S. Eastern time) in order for shares to be purchased at that day's price. It is the Financial Intermediary's responsibility to transmit orders promptly. The Financial Intermediary which maintains investor accounts in Class B shares with a Fund must do so on a fully disclosed basis unless it accounts for share ownership periods used in calculating the contingent deferred sales charge (see "Contingent Deferred Sales Charge"). In addition, advance payments made to Financial Intermediaries may be subject to reclaim by the Distributor for accounts transferred to Financial Intermediaries which do not maintain investor accounts on a fully disclosed basis and do not account for share ownership periods.

Purchasing Shares by Wire

Once an account has been established, shares may be purchased by Federal Reserve wire by calling the Transfer Agent. All information needed will be taken over the telephone, and the order is considered received when IBT receives payment by wire. Federal funds should be wired as follows: Investors Bank & Trust, Boston, MA; ABA Number 0110-0143-8; BNF Account Number 570000307. For Credit to: (Fund
Name) (Fund Class); (Fund Number, this number can be found on the account statement or by contacting the Fund); Account Number; Trade Date and Order Number; Group Number or Dealer Number; Nominee or Institution Name. Shares cannot be purchased by wire on holidays when wire transfers are restricted.

Purchasing Shares by Check

Once a Fund account has been established, shares may be purchased by sending a check made payable to the name of the specific Fund (designate class of shares and account number) to: Deutsche Funds, Inc., P.O. Box 8612, Boston, MA 02266-8612. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received).

--------------------------------------------------------------------------------
                           SPECIAL PURCHASE FEATURES
--------------------------------------------------------------------------------

Systematic Investment Program

Once a Fund account has been opened with the minimum initial investment, shareholders may add to their investment on a regular basis in a minimum amount of $100. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account at an Automated Clearing House ("ACH") member and invested in a Fund at the net asset value next determined after an order is received by the Fund, plus the sales charge, if applicable. Shareholders should contact their Financial Intermediary or the Funds directly to participate in this program.

Retirement Plans
Fund shares can be purchased as an investment for retirement plans or IRA accounts. For further details, contact the Funds and consult a tax adviser.

--------------------------------------------------------------------------------
                               EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

Class A Shares

Class A shareholders may exchange all or some of their shares for Class A shares of other Deutsche Funds at relative net asset value. None of the Deutsche Funds imposes any additional fees on exchanges. Shareholders in certain other Deutsche Funds may exchange all or some of their shares for Class A shares.

Class B Shares

Class B shareholders may exchange all or some of their shares for Class B shares of the Deutsche Funds. Contact your Financial Intermediary regarding the availability of other Class B shares in the Deutsche Funds. Exchanges are made at net asset value without being assessed a contingent deferred sales charge on the exchanged shares. To the extent that a shareholder exchanges shares for Class B shares of other Deutsche Funds, the time for which exchanged-from shares were held will be credited against the time for which the exchanged-for shares are required to be held for purposes of satisfying the applicable holding period in respect of the contingent deferred sales charge. For more information, see "Contingent Deferred Sales Charge."

Please contact your Financial Intermediary directly or the Distributor for information on and prospectuses for the Deutsche Funds into which your shares may be exchanged free of charge.

Requirements for Exchange

Shareholders using this privilege must exchange shares having a net asset value equal to the minimum investment requirements of the Deutsche Fund into which the exchange is being made. The shareholder must receive a Prospectus of the Deutsche Fund for which the exchange is being made.

This privilege is available to shareholders resident in any state in which the shares being acquired may be sold. Upon receipt of proper instructions and required supporting documents, shares submitted for exchange are redeemed and proceeds invested in the same class of shares of the other Fund. The exchange privilege may be modified or terminated at any time. Shareholders will be notified in advance of the modification or termination of the exchange privilege.

Tax Consequences

An exchange will be treated as a taxable sale for federal income tax purposes and any gain or loss realized will be subject to the rules applicable to reinvestments (described above under "Tax Treatment of Reinvestments"). See "Taxes" below for additional information.

Making an Exchange

Instructions for exchanging may be given in writing or by telephone. Written instructions may require a signature guarantee. Shareholders of a Fund may have difficulty in making exchanges by telephone through brokers and other Financial Intermediaries during times of drastic economic or market changes. If a shareholder cannot contact a broker or Financial Intermediary by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail to: Deutsche Funds, Inc., c/o Federated Shareholder Services Company, 1099 Hingham Street, Rockland, MA 02370-3317.

Telephone Instructions

Telephone instructions made by the investor may be carried out only if a telephone authorization form completed by the investor is on file with a Fund. If the instructions are given by a broker, a telephone authorization form completed by the broker must be on file with the Fund. If reasonable procedures are not followed, the responsible party may be liable for losses due to unauthorized or fraudulent telephone instructions. Shares may be exchanged between two Funds by telephone only if the two Deutsche Funds have identical shareholder registrations.



Any shares held in certificated form cannot be exchanged by telephone but must be forwarded to Federated Shareholder Services Company and deposited to the shareholder's account before being exchanged. Telephone exchange instructions are recorded and will be binding upon the shareholder. Such instructions will be processed as of 4:00 p.m. (U.S. Eastern time) and must be received by the Fund before that time for shares to be exchanged the same day. This privilege may be modified or terminated at any time.

--------------------------------------------------------------------------------
                              REDEMPTION OF SHARES
--------------------------------------------------------------------------------

Shares are redeemed at their net asset value, next determined after a Fund receives the redemption request, less any applicable contingent deferred sales charge. Redemptions will be made on days on which the Funds compute their net asset value. Redemption requests must be received in proper form and can be made as described below.

Redeeming Shares Through a Financial Intermediary

Shares of a Fund may be redeemed by calling your Financial Intermediary to request the redemption. Shares will be redeemed at the net asset value next determined after a Fund receives the redemption request from the Financial Intermediary, less any applicable contingent deferred sales charge. Redemption requests made through a registered broker/dealer must be received by the broker before 4:00 p.m. (U.S. Eastern time) and must be transmitted by the broker to a Fund before 5:00 p.m. (U.S. Eastern time) in order for shares to be redeemed at that day's net asset value. Redemption requests through other Financial Intermediaries (such as banks) must be received by the Financial Intermediary and transmitted to a Fund before 4:00 p.m. (U.S. Eastern time) in order for shares to be redeemed at that day's net asset value. The Financial Intermediary is responsible for promptly submitting redemption requests and providing proper written redemption instructions. Customary fees and commissions may be charged by the Financial Intermediary for this service.

Redeeming Shares by Telephone


Shares may be redeemed in any amount by calling a Fund provided that Fund has received a properly completed authorization form. These forms can be obtained from the Transfer Agent. Proceeds will be mailed in the form of a check, to the shareholder's address of record or by wire transfer to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. The minimum amount for a wire transfer is $1,000. Proceeds from redeemed shares purchased by check or through ACH will not be wired until the payment has cleared. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day.

Telephone instructions will be recorded. If reasonable procedures are not followed by a Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, redemption by mail (see "Redeeming Shares by Mail") should be considered. If at any time a Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

Redeeming Shares by Mail

Shares may be redeemed in any amount by mailing a written request to: Deutsche Funds, Inc., Federated Shareholder Services Company, P.O. Box 8612, Boston, MA 02266-8612. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: Fund Name and the share Class name; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days after receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined by the Securities and Exchange Act of 1934, as amended. The Funds do not accept signatures guaranteed by a notary public.

Each Fund and the Transfer Agent have adopted standards for accepting signature guarantees from the above institutions. A Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. Each Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

--------------------------------------------------------------------------------
                          SPECIAL REDEMPTION FEATURES
--------------------------------------------------------------------------------

Systematic Withdrawal Program

The Systematic Withdrawal Program permits the shareholder to request withdrawal of a specified dollar amount (minimum $100) on either a monthly or quarterly basis from accounts with a $10,000 minimum at the time the shareholder elects to participate in the Systematic Withdrawal Program. Under this program, shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder.


Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to shares, and the fluctuation of the net asset value of shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in a Fund. In addition, shareholder accounts are subject to minimum balances. See "Account and Share Information." For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in a Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $10,000. A shareholder may apply for participation in this program through such shareholder's Financial Intermediary. Due to the fact that Class A shares are sold with a sales charge, it is not advisable for shareholders to continue to purchase Class A shares while participating in this program. A contingent deferred sales charge may be imposed on Class B shares.

--------------------------------------------------------------------------------
                        CONTINGENT DEFERRED SALES CHARGE
--------------------------------------------------------------------------------

Shareholders may be subject to a contingent deferred sales charge upon redemption of their shares under the following circumstances:

Class A Shares

No initial sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% is imposed on certain redemptions within one year of purchase. Any applicable contingent deferred sales charge will be imposed on the lesser of the net asset value of the redeemed shares at the time of purchase or the net asset value of the redeemed shares at the time of redemption.

Class B Shares

Shareholders redeeming Class B shares from their Fund accounts within six full years of the purchase date of those shares will be charged a contingent deferred sales charge by the Distributor. Any applicable contingent deferred sales charge will be imposed on the lesser of (i) the net asset value of the redeemed shares at the time of purchase (or, if such redeemed shares were acquired in an exchange of Class B shares of another Fund, at the time of purchase of the Class B shares of the exchanged-from Fund) or (ii) the net asset value of the redeemed shares at the time of redemption.

Class A Shares and Class B Shares


The contingent deferred sales charge will be deducted from the redemption proceeds otherwise payable to the shareholder and will be retained by the Distributor. The contingent deferred sales charge will not be imposed with respect to: (1) shares acquired through the reinvestment of dividends or distributions of long-term capital gains; and (2) shares held for more than six full years from the date of purchase with respect to Class B shares and one full year from the date of purchase with respect to applicable Class A shares. Redemptions will be processed in a manner intended to maximize the amount of redemption which will not be subject to a contingent deferred sales charge. In computing the amount of the applicable contingent deferred sales charge, redemptions are deemed to have occurred in the following order: (1) shares acquired through the reinvestment of dividends and long-term capital gains; (2) shares held for more than six full years from the date of purchase with respect to Class B shares and one full year from the date of purchase with respect to applicable Class A shares; (3) shares held for fewer than six years with respect to Class B shares and one full year from the date of purchase with respect to applicable Class A shares on a first-in, first-out basis. A contingent deferred sales charge is not assessed in connection with an exchange of Fund shares for shares of other funds in the Deutsche Funds in the same class (see "Exchange Privilege"). Any contingent deferred sales charge imposed at the time the Fund shares issued in an exchange from another Deutsche Fund are redeemed is calculated as if the shareholder had held the shares from the date on which such shareholder became a shareholder of the exchanged-from Fund. Moreover, the contingent deferred sales charge will be eliminated with respect to certain redemptions (see "Contingent Deferred Sales Charge--Elimination of Contingent Deferred Sales Charge").

Elimination of Contingent Deferred Sales Charge


The contingent deferred sales charge will be eliminated with respect to the following redemptions: (1) redemptions following the death or disability, as defined in Section 72(m)(7) of the Code, of a shareholder; (2) redemptions representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70-1/2; and (3) involuntary redemptions by a Fund of shares in shareholder accounts that do not comply with the minimum balance requirements. No contingent deferred sales charge will be imposed on redemptions of shares held by Trustees, employees and sales representatives of the Funds, the distributor, or affiliates of the Funds or distributor; employees of any Financial Intermediary that sells shares of the Funds pursuant to a sales agreement with the Distributor; and spouses and children under the age of 21 of the aforementioned persons. Finally, no contingent deferred sales charge will be imposed on the redemption of shares originally purchased through a bank trust department, an investment adviser registered under the Investment Advisers Act of 1940, or retirement plans where the third party administrator has entered into certain arrangements with the Distributor or its affiliates, or any other Financial Intermediary, to the extent that no payments were advanced for purchases made through such entities. The Trustees reserve the right to discontinue elimination of the contingent deferred sales charge. Shareholders will be notified of such elimination. Any shares purchased prior to the termination of such waiver would have the contingent deferred sales charge eliminated as provided in the Fund's Prospectus at the time of the purchase of the shares. If a shareholder making a redemption qualifies for an elimination of the contingent deferred sales charge, the shareholder must notify the Distributor or the transfer agent in writing that such shareholder is entitled to such elimination.

--------------------------------------------------------------------------------
                         ACCOUNT AND SHARE INFORMATION
--------------------------------------------------------------------------------

Certificates and Confirmations

As transfer agent for the Funds, Federated Shareholder Services Company maintains a Share account for each shareholder. Share certificates are not issued unless requested in writing to Federated Shareholder Services Company. No certificates will be issued for fractional shares.

Detailed confirmations of each purchase and redemption are sent to each shareholder. Annual statements are sent to report dividends paid during the year for the Equity Funds and monthly confirmations are sent to report dividends paid during that month for the Bond Funds.

Accounts with Low Balances

Due to the high cost of maintaining accounts with low balances, a Fund may redeem shares in any account, except retirement plans, and pay the proceeds to the shareholder if the account balance falls below the required minimum value of $5,000. This requirement does not apply, however, if the balance falls below the required minimum value because of changes in the net asset value of the respective share Class. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

--------------------------------------------------------------------------------
                          DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Dividends consisting of substantially all of a Fund's net investment income, if any, are declared and paid annually with respect to the Equity Funds and monthly with respect to the Bond Funds. A Fund may also declare an additional dividend of net investment income in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund.

Substantially all the realized net capital gains, if any, of each Fund are declared and paid on an annual basis, except that an additional capital gains distribution may be made in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. All shareholders on the record date are entitled to dividends and capital gains distributions.

Dividends and distributions paid by a Fund are automatically reinvested in additional shares of that Fund at net asset value with no sales charge unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are mailed by check in accordance with the customer's instructions. Each Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.


U.S. federal regulations require that a shareholder provide a certified taxpayer identification number ("TIN") upon opening an account. A TIN is either the Social Security number or employer identification number of the record owner of the account. Failure to furnish a certified TIN to a Fund could subject a shareholder to a $50 penalty which will be imposed by the Internal Revenue Service ("IRS") on the Fund and passed on by the Fund to the shareholder. With respect to individual investors and certain non-qualified retirement plans, U.S. federal regulations generally require the Funds to withhold ("backup withholding") and remit to the U.S. Treasury 31% of any dividends and distributions (including the proceeds of any redemption) payable to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a federal income tax return. Furthermore, the IRS may notify the Funds to institute backup withholding if the IRS determines a shareholder's TIN is incorrect. Backup withholding is not an additional tax; amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

--------------------------------------------------------------------------------
                                NET ASSET VALUE
--------------------------------------------------------------------------------

A Fund's net asset value per share fluctuates. The net asset value for shares of each class is determined by adding the interest of such class of shares in the market value of a Fund's total assets (i.e., the value of its investment in the Portfolio and other assets), subtracting the interest of such class of shares in the liabilities of such Fund and those attributable to such class of shares, and dividing the remainder by the total number of such class of shares outstanding. The net asset value for each class of shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled. Values of assets in each Portfolio are determined on the basis of their market value or where market quotations are not determinable, at fair value as determined by the Trustees of the Portfolio Trust. See "Net Asset Value" in the Statement of Additional Information for information on valuation of portfolio securities.

Each Fund computes its net asset value once daily at 4:00 p.m. (U.S. Eastern time) on Monday through Friday, except on the holidays listed under "Net Asset Value" in the Statement of Additional Information.

--------------------------------------------------------------------------------
                                  ORGANIZATION
--------------------------------------------------------------------------------

The Corporation is an open-end management investment company organized on May 22, 1997, as a corporation under the laws of the State of Maryland. Its offices are located at Federated Investors Tower, Pittsburgh, PA 15222-3779; its toll-free telephone number is 888-4-DEUTSCHE.

The Articles of Incorporation currently permit the Corporation to issue 2,500,000,000 shares of common stock, par value $0.001 per share, of which 10,000,000 shares have been classified as shares of each Fund. The Board of Directors of the Corporation may increase the number of shares the Corporation is authorized to issue without the approval of shareholders. The Board of Directors of the Corporation also has the power to designate one or more additional series of shares of common stock and to classify and reclassify any unissued shares with respect to such series. Currently there are 11 such series and two classes of shares for 10 of the Funds known as Class A shares and Class B shares.

Each share of a Fund or Class shall have equal rights with each other share of that Fund or Class with respect to the assets of the Corporation pertaining to that Fund or Class. Upon liquidation of a Fund, shareholders of each Class are entitled to share pro rata in the net assets of the Fund available for distribution to their Class.


Shareholders of a Fund are entitled to one vote for each full share held and to a fractional vote for fractional shares. Shareholders in each Fund generally vote in the aggregate and not by class, unless the law expressly requires otherwise or the Directors determine that the matter to be voted upon affects only the interests of shareholders of a particular Fund or class of shares. The voting rights of shareholders are not cumulative. Shares have no preemptive or conversion rights (other than the automatic conversion of Class B shares into Class A shares as described under "Purchase of Shares--Conversion of Class B Shares"). The rights of redemption are described elsewhere herein. Shares are fully paid and nonassessable by the Corporation. It is the intention of the Corporation not to hold meetings of shareholders annually. The Directors of the Corporation may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or By-laws.

The Corporation's Articles of Incorporation provide that the presence in person or by proxy of the holders of record of one third of the shares outstanding and entitled to vote thereat shall constitute a quorum at all meetings of shareholders of a Fund, except as otherwise required by applicable law. The Articles of Incorporation further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of a Fund or Class, a Financial Intermediary may vote any shares as to which that Financial Intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Financial Intermediary is the agent of record. Any shares so voted by a Financial Intermediary are deemed represented at the meeting for purposes of quorum requirements.

Each Portfolio is a series of the Deutsche Portfolios, a trust organized under the law of the State of New York. The Deutsche Portfolios' Declaration of Trust provides that a Fund and other entities investing in a Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Directors of the Corporation believe that neither the Funds nor their shareholders will be adversely affected by reason of the investment of all of the assets of a Fund in its corresponding Portfolio.

Each investor in a Portfolio, including its corresponding Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange is open for regular trading. At 4:00 p.m. (U.S. Eastern time) on each such business day, the value of each investor's beneficial interest in a Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day that represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m. (U.S. Eastern time) on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. (U.S. Eastern time) on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of 4:00 p.m. (U.S. Eastern time) on the following business day of the Portfolio.

Whenever the Corporation is requested to vote on a matter pertaining to a Portfolio, the Corporation will vote its shares without a meeting of shareholders of its corresponding Fund if the proposal is one that, if made with respect to the Fund, would not require the vote of shareholders of the Fund, as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, the Corporation will hold a meeting of shareholders of the Fund and, at the meeting of investors in its corresponding Portfolio, the Corporation will cast all of its votes in the same proportion as the votes of the Fund's shareholders even if all Fund shareholders did not vote. Even if the Corporation votes all its shares at the Portfolio Trust meeting, other investors with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio.


As of March 20, 1998, the following shareholders owned 25% or more of the Funds, and therefore, may for certain purposes be deemed to control the Funds and be able to affect the outcome of certain matters presented for a vote of shareholders:


Giuseppi Auricchio, New York, NY, and Robert J. and Diane Pastor, Colts Neck, NJ, owned 30.65% and 27.92%, respectively, of the voting securities of the Class A shares of the European Mid-Cap Fund, comprising 30.65% and 27.92%, respectively, of the total common stock of the Fund.



Federated Administrative Services, Pittsburgh, PA, owned 52.85% of the voting securities of the Class A shares of the German Equity Fund, comprising 37.00% of the total common stock of the Fund.


Federated Administrative Services, Pittsburgh, PA, owned 74.75% of the voting securities of the Class A shares of the Japanese Equity Fund, comprising 74.75% of the total common stock of the Fund.


Robert J. Pastor, Colts Neck, NJ, Wolf A. Kluge, New York, NY, and Federated Administrative Services, Pittsburgh, PA, owned 44.54%, 26.54%, and 25.14%, respectively of the voting securities of the Class A shares of the Global Bond Fund, comprising 44.54%, 26.54%, and 25.14%, respectively, of the total common stock of the Fund.



Federated Administrative Services, Pittsburgh, PA, owned 78.69% of the voting securities of the Class A shares of the European Bond Fund, comprising 78.69% of the total common stock of the Fund.

--------------------------------------------------------------------------------
                                     TAXES
--------------------------------------------------------------------------------

The Corporation intends that each Fund will qualify as a separate "regulated investment company" under Subchapter M of the Code. As a regulated investment company, a Fund will not be subject to U.S. federal income tax on its income and gains that it distributes to stockholders, provided that it distributes annually at least 90% of its net investment income (which includes income, other than capital gains, net of operating expenses, and the Fund's net short-term capital gains in excess of its net long-term capital losses) and capital loss carry forward, if any. Each Fund intends to distribute at least annually to its shareholders substantially all of its net investment income and realized net capital gains. Each Portfolio intends to elect to be treated as a partnership for U.S. federal income tax purposes. As such, each Portfolio generally should not be subject to U.S. taxes.

Dividends of net investment income are taxable to a U.S. shareholder as ordinary income whether such distributions are taken in cash or are reinvested in additional shares. Distributions of net capital gains, if any, are taxable to a U.S. shareholder as long-term capital gains, regardless of how long the shareholder has held the Fund's shares and regardless of whether taken in cash or reinvested in additional shares. Dividends and distributions paid by a Fund will not qualify for the deduction for dividends received by corporations.

While each Fund intends to distribute all of its net capital gains annually, each Fund reserves the right to elect to retain some or all of its net capital gains and treat such undistributed gains as having been paid to shareholders. If a Fund makes this election, a shareholder would include the amount of undistributed gains in income as long-term capital gain and would be treated as having paid the tax on such undistributed gains (which tax will instead be paid by the Fund) and the shareholder's basis in the shares of the Fund will be increased by 65% of the amount of undistributed gains included in income.

If the net asset value of shares in any Fund is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution will be taxable even though it represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution when the price of the shares may reflect the amount of the forthcoming distribution. Annual statements as to the current federal tax status of distributions will be mailed to shareholders at the end of each taxable year.

Any gain or loss realized on the redemption or exchange of a Fund's shares by a shareholder who is not a dealer in securities generally will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption or exchange of shares in a Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. In addition, no loss will be allowed on the sale or other disposition of shares of a Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (such as through dividend reinvestment) securities that are substantially identical to the shares of such Fund. For additional information regarding the tax consequences of the reinvestment of the proceeds of a redemption see "Tax Treatment of Reinvestments" above.

It is anticipated that certain income of the Funds will be subject to foreign withholding or other taxes and that each Fund will be eligible to elect to "pass through" to its shareholders the amount of foreign income taxes (including withholding taxes) paid by such Fund. If a Fund makes this election, a shareholder would include in gross income his pro rata share of the foreign income taxes passed through and would be entitled either to deduct such taxes in computing his taxable income (if the shareholder itemizes deductions) or to claim a credit (which would be subject to certain limitations) for such taxes against his U.S. federal income tax liability. A Fund will make such an election only if it deems it to be in the best interests of its shareholders and will notify each shareholder in writing each year that it makes the election of the amount of foreign taxes, if any, to be treated as paid by the shareholder.


The Taxpayer Relief Act of 1997 creates additional categories of capital gains taxable at different rates. The categories of gain and related rates will be passed through to shareholders in capital gains dividends. Shareholders will report on Form 1040 Schedule D the full amount of capital gain dividends received from the portfolio and the portion thereof that is taxed at a maximum 28% rate.

For further information on taxes, see "Taxes" in the Statement of Additional Information.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Each Fund sends to its shareholders annual and semiannual reports. The financial statements appearing in annual reports are audited by independent accountants. Shareholders also will be sent confirmations of each purchase and redemption and monthly statements, reflecting all other account activity, including dividends and any distributions reinvested in additional shares or credited as cash.

In addition to selling beneficial interests to its corresponding Fund, a Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the corresponding Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the Administrator at 888-4-DEUTSCHE.

A Fund may withdraw its investment from its corresponding Portfolio at any time if the Board of Directors of the Corporation determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Directors would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective and restrictions as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with its investment objective and policies.

Certain changes in a Portfolio's investment objective, policies or restrictions, or a failure by a Fund's shareholders to approve a change in its corresponding Portfolio's investment objective or restrictions, may require withdrawal of the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) from the Portfolio which may or may not be readily marketable. The distribution in kind may result in the Fund having a less diversified portfolio of investments or adversely affect the Fund's liquidity, and the Fund could incur brokerage, tax or other charges in converting the securities to cash.

--------------------------------------------------------------------------------
                                   APPENDIX A
--------------------------------------------------------------------------------

Member States of the European Union

 Austria, Belgium, Denmark, Finland, France, Germany, Greece, Italy, Ireland, Luxembourg, Netherlands, Portugal, Sweden, Spain, United Kingdom

Organisation for Economic Cooperation and Development Members

 Australia, Austria, Belgium, Canada, Czech Republic, Denmark, Finland, France, Greece, Germany, Hungary, Iceland, Ireland, Italy, Japan, Luxembourg, Mexico, Netherlands, New Zealand, Norway, Poland, Portugal, South Korea, Spain, Sweden, Switzerland, Turkey, United Kingdom, United States

States Party to the Convention on the European Economic Area

 Austria, Belgium, Denmark, Finland, France, Greece, Germany, Iceland, Ireland, Italy, Liechtenstein, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, United Kingdom

Exchanges in European countries which are not Member States of the European Union and not states party to the Convention on the European Economic Area.

 Czech Republic
 Prague

 Hungary
 Budapest

 Slovakia
 Bratislavia

 Switzerland
 Basel, Geneva, Zurich

Exchanges in Non-European countries**

 Argentina
 Buenos Aires

 Australia
 ASX (Sydney, Hobart, Melbourne, Perth)

 Brazil
 Sao Paulo, Rio de Janiero

 Canada
 Toronto, Vancouver, Montreal

 Chile
 Santiago

 Hong Kong
 Hong Kong Stock Exchange

 India***
 Mumbai, Calcutta, Delhi, Madras

 Indonesia
 Jakarta Stock Exchange

 Japan
 Tokyo, Osaka, Nagoya, Kyoto, Fukuoto, Niigata, Sapporo, Hiroshima

 Malaysia
 Kuala Lumpur

 Mexico
 Mexico City

 New Zealand
 Wellington Christchurch/Invercargill, Auckland

 Peru
 Lima

 Philippines
 Manila

 Singapore
 Singapore Stock Exchange

 South Africa
 Johannesburg

 South Korea
 Seoul

 Taiwan***
 Taipei

 Thailand
 Bangkok

 USA
 American Stock Exchange (AMEX), Boston, Chicago, Cincinnati, New York, New York Stock Exchange (NYSE), Philadelphia, San Francisco Pacific Stock Exchange, Los Angeles Pacific Stock Exchange

 **  Not applicable to the Deutsche European Mid-Cap Fund.

***  Not applicable to the Deutsche German Equity Fund.

Regulated Markets in countries which are not members of the European Union and not contracting states of the treaty on the European Economic Area

 Japan**
 Over-the-Counter Market

 Canada**
 Over-the-Counter Market

 South Korea**
 Over-the Counter Market

 Switzerland

 Free Trading Zurich, Free Trading Geneva, Exchange Bern
 Over the Counter Market of the members of the International Securities Market Association (ISMA), Zurich


 United States**
 NASDAQ-System
 Over-the-Counter Market (organized markets by the National Association of Securities Dealers, Inc.)



**  Not applicable to the Deutsche European Mid-Cap Fund.








No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Corporation or the Distributor. This Prospectus does not constitute an offer by the Corporation or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Corporation or the Distributor to make such offer in such jurisdiction.








DEUTSCHE TOP 50 EUROPE

DEUTSCHE EUROPEAN MID-CAP FUND

DEUTSCHE GERMAN EQUITY FUND

DEUTSCHE EUROPEAN BOND FUND

Class A Shares and Class B Shares

Federated Investors Tower

Pittsburgh, PA 15222-3779

For information call toll-free 888-4-DEUTSCHE (888-433-8872)


This prospectus relates to the Deutsche Top 50 Europe ("Top 50 Europe"), Deutsche European Mid-Cap Fund ("European Mid-Cap Fund"), Deutsche German Equity Fund ("German Equity Fund") (collectively, the "Equity Funds") and Deutsche European Bond Fund ("European Bond Fund"). The Equity Funds and the European Bond Fund are referred to herein individually, as a "Fund" and collectively, as the "Funds." Each Fund is a non-diversified series of the Deutsche Funds, Inc., an open-end management investment company organized as a Maryland corporation (the "Corporation) (together with the Funds, the "Deutsche Funds"). The investment objective of Top 50 Europe, European Mid-Cap Fund and German Equity Fund is primarily to achieve high capital appreciation, and as a secondary objective, reasonable dividend income. The investment objective of the European Bond Fund is to achieve steady, high income.

Unlike other mutual funds which directly acquire and manage their own portfolio of securities, each Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding non-diversified open-end management investment company (each, a "Portfolio" and collectively, the "Portfolios"). Each Portfolio is a series of the Deutsche Portfolios (the "Portfolio Trust") and has the same investment objective as its corresponding Fund. Each Fund invests in its corresponding Portfolio through the Hub and Spoke(R) master-feeder investment fund structure. "Hub and Spoke" is a registered service mark of Signature Financial Group, Inc.

Each Portfolio is managed by Deutsche Fund Management, Inc. ("DFM" or the "Manager"), a registered investment adviser and an indirect subsidiary of Deutsche Bank AG, a major global financial institution.


This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing and it should be retained for future reference. Additional information about the Funds has been filed with the Securities and Exchange Commission ("SEC") in a combined Statement of Additional Information dated April 30, 1998. This information is incorporated herein by reference and is available without charge upon written request from the Funds' transfer agent, Federated Shareholder Services Company, or by calling toll-free 888-4-DEUTSCHE.

INVESTMENTS IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, DEUTSCHE BANK AG OR ANY OTHER BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN CLASS A SHARES OR CLASS B SHARES IS SUBJECT TO RISKS THAT MAY CAUSE THE VALUE OF THE INVESTMENT TO FLUCTUATE, AND WHEN THE INVESTMENT IS REDEEMED, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED BY THE INVESTOR.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated April 30, 1998


--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


Expense Summary........................................   2
Financial Highlights...................................   3
The Funds..............................................   4
Investment Objective, Policies and Restrictions........   4
 Equity Funds..........................................   4
 European Bond Fund....................................   5
 All Funds.............................................   5
Risk Factors...........................................   8
 Equity Investments....................................   8
 Fixed Income Securities...............................   8
 Foreign Investments...................................   8
 Emerging Markets (Top 50 Europe Portfolio and
 Provesta Portfolio Only)..............................   8
 Futures, Options, and Warrants........................   9
 Local Securities Markets..............................   9
 Geographic Investment Emphasis........................   9
Management of the Corporation and the Portfolio Trust..   9
 Manager...............................................   9
 Adviser...............................................  10
 Historical Performance of Corresponding DWS Funds.....  10
 Portfolio Management..................................  11
Investing in the Funds.................................  14
 Class A Shares........................................  14
 Class B Shares........................................  14
Purchase of Shares.....................................  14
Investing in Class A Shares                              15
Special Purchase Features..............................  17
 Systematic Investment Program.........................  17
 Retirement Plans......................................  17
Exchange Privilege.....................................  17
 Class A Shares........................................  17
 Class B Shares........................................  18
 Requirements for Exchange.............................  18
 Tax Consequences......................................  18
 Making an Exchange....................................  18
 Telephone Instructions................................  18
Redemption of Shares...................................  18
 Redeeming Shares Through a Financial Intermediary.....  18
 Redeeming Shares by Telephone.........................  18
 Redeeming Shares by Mail..............................  19
Special Redemption Features............................  19
 Systematic Withdrawal Program.........................  19
Contingent Deferred Sales Charge.......................  19
 Class A Shares........................................  19
 Class B Shares........................................  19
 Class A Shares and Class B Shares.....................  19
 Elimination of Contingent Deferred Sales Charge.......  20
Account and Share Information..........................  20
 Certificates and Confirmations........................  20
 Accounts with Low Balances............................  20
Dividends and Distributions............................  20
Net Asset Value........................................  20
Organization...........................................  21
Taxes..................................................  22
Additional Information.................................  22
Appendix A.............................................  23


--------------------------------------------------------------------------------
                                EXPENSE SUMMARY
--------------------------------------------------------------------------------

The following table summarizes estimated shareholder transaction and annual operating expenses of Class A Shares and Class B Shares of each Fund and the allocable operating expenses of its corresponding Portfolio. The Directors of the Corporation believe that the aggregate per share expenses of each Fund and the allocable operating expenses of its corresponding Portfolio will be approximately equal to and may be less than the expenses that the Fund would incur if it retained the services of an investment adviser and invested its assets directly in portfolio securities. Actual expenses may vary. A hypothetical example based on the summary is also shown. For more information concerning the expenses of each Fund and its corresponding Portfolio, see "Management of the Corporation and the Portfolio Trust."

                        Shareholder Transaction Expenses

                                                                                                               European
                                                                                    Equity Funds               Bond Fund
                                                                                --------------------      --------------------
                                                                                Class A      Class B      Class A      Class B
                                                                                -------      -------      -------      -------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)                                            5.50%        None         4.50%        None
Maximum Sales Charge Imposed on Reinvested Dividends
  (as a percentage of offering price)                                            None         None         None         None
Contingent Deferred Sales Charge (as a percentage of original
  purchase price or redemption proceeds, as applicable)                          0.00%(1)     5.00%(2)     0.00%(1)     5.00%(2)
Redemption Fees (as a percentage of amount redeemed, if applicable)              None         None         None         None
Exchange Fees                                                                    None         None         None         None

(1) Class A Shares purchased without an initial sales charge (i) based on an initial investment of $1,000,000 or more or (ii) with proceeds of a redemption of shares of an unaffiliated investment company purchased or redeemed with a sales charge and not distributed by Edgewood, may be charged a contingent deferred sales charge of 1.00% for redemptions made within one full year of purchase. See "Contingent Deferred Sales Charge."

(2) In the first year declining to 1.00% in the sixth year and 0% thereafter.

                                 Expense Table
            Annual Operating Expenses (After Expense Reimbursement)
               (As a percentage of projected average net assets)

                                                                 Top 50             Equity Funds             European
                                                                 Europe         (except Top 50 Europe)       Bond Fund
                                                           -----------------    ----------------------   -----------------
                                                           Class A   Class B     Class A      Class B    Class A   Class B
                                                           -------   -------    --------      --------   -------   -------
Advisory Fees                                               1.00%     1.00%       0.85%         0.85%     0.75%     0.75%
12b-1 Fees
 Service                                                    0.25%     0.25%       0.25%         0.25%     0.25%     0.25%
 Distribution                                               0.00%     0.75%       0.00%         0.75%     0.00%     0.75%
Other Expenses (after expense reimbursement)                0.35%     0.35%       0.50%         0.50%     0.30%     0.30%
                                                            -----     -----       -----         -----     -----     -----
 Total Operating Expenses (after expense reimbursement)     1.60%     2.35%       1.60%         2.35%     1.30%     2.05%
                                                            =====     =====       =====         =====     =====     =====

--------------------------------------------------------------------------------
                           EXPENSE SUMMARY--CONTINUED
--------------------------------------------------------------------------------

Example
--------------------------------------------------------------------------------
An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:

                                                                           Top 50             Equity Funds             European
                                                                           Europe         (except Top 50 Europe)       Bond Fund
                                                                     -----------------    ----------------------   -----------------
                                                                     Class A   Class B     Class A      Class B    Class A   Class B
                                                                     -------   -------    --------      --------   -------   -------
1 Year                                                                 $ 70     $ 73        $ 70          $ 73       $58       $70
3 Years                                                                $103     $103        $103          $103       $84       $94
You would pay the following expenses on the same investment assuming no redemption:
1 Year                                                                 $ 70     $ 24        $ 70          $ 25       $58       $24
3 Years                                                                $103     $ 73        $103          $ 73       $84       $73


The above expense table is designed to assist investors in understanding the various estimated direct and indirect costs and expenses that investors in a Fund would bear. Wire transferred redemptions of less than $5,000 may be subject to additional fees. The fees and expenses included in "Other Expenses" are estimated for each Fund's first fiscal year and include (i) the fees paid to the Administrator, Administrative Agent, Operations Agent, Transfer Agent, Fund Accounting Agent, and Custodian (as each are defined herein), (ii) amortization of organizational expenses, and (iii) other usual and customary expenses of each Fund and each Portfolio. DFM has agreed that it will reimburse each Fund through at least August 31, 1998 to the extent necessary to maintain such Fund's ratio of total operating expenses to average annual net assets at the level indicated above. Assuming no reimbursement of expenses, estimated "Other Expenses" for the first fiscal year of Top 50 Europe, European Mid-Cap Fund, German Equity Fund and European Bond Fund would be 0.96%, 0.98%, 0.96 and 0.95% respectively, and "Total Operating Expenses" would be 2.21%, 2.08%, 2.06% and 1.95% respectively, of the Fund's average daily net assets attributed to Class A Shares, and 2.96%, 2.83%, 2.81% and 2.70% respectively, of the Fund's average daily net assets attributed to Class B Shares. For a more detailed description of contractual fee arrangements, including expense reimbursements, see "Management of the Corporation and the Portfolio Trust." In connection with the above example, investors should note that $1,000 is less than the minimum investment requirement for each Class of each Fund. See "Purchase of Shares." Because the fees paid under the 12b-1 Plan of the Fund are charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of the maximum front-end sales charge that such Fund would be permitted to charge. The example is hypothetical; it is included solely for illustrative purposes. It should not be considered a representation of future performance; actual expenses may be more or less than those shown.


--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


Unaudited financial highlights for Class A shares of the Funds for the period from commencement of operations through February 28, 1998, are incorporated herein by reference to the Semi-Annual Report and supplement to the Prospectus dated April 30, 1998, which accompanies this Prospectus. Class B shares did not have any operations through February 28, 1998.

--------------------------------------------------------------------------------
                                   THE FUNDS
--------------------------------------------------------------------------------

Each Fund is a non-diversified, open-end management investment company and is a series of shares of common stock of the Deutsche Funds, Inc., a Maryland corporation incorporated on May 22, 1997 (see "Organization").

Each Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio that has the same investment objective as the Fund. The Top 50 Europe invests all of its investable assets in the Top 50 Europe Portfolio (US Dollar); the European Mid-Cap Fund invests all of its investable assets in the Provesta Portfolio (US Dollar); the German Equity Fund invests all of its investable assets in the Investa Portfolio (US Dollar); and the European Bond Fund invests all of its investable assets in the European Bond Portfolio (US Dollar). The Top 50 Europe Portfolio (US Dollar), Provesta Portfolio (US Dollar) and Investa Portfolio (US Dollar) are referred to herein individually, as an "Equity Portfolio" and collectively, as the "Equity Portfolios." The Equity Portfolios and the European Bond Portfolio are referred to herein individually, as a "Portfolio" and collectively, as the "Portfolios." Each Portfolio is an open-end management investment company and a series of shares of beneficial interest in the Deutsche Portfolios, a trust organized under the laws of the State of New York (see "Organization").

Shares of the Funds are sold continuously by the Funds' distributor, Edgewood Services, Inc. ("Edgewood" or the "Distributor"). The Funds require a minimum initial investment of $5,000. The minimum subsequent investment is $500 (see "Purchase of Shares"). If a shareholder reduces his or her investment in a Fund to less than the applicable minimum investment, the investment is subject to mandatory redemption. See "Account and Share Information--Accounts with Low Balances."


Proceeds from the sale of shares of each Fund are invested in its corresponding Portfolio, which then invests its assets in accordance with its investment objective and policies. DWS International Portfolio Management GmbH is the investment adviser of the Portfolios (the "Adviser"). DFM and the Adviser are indirect subsidiaries of Deutsche Bank AG. Federated Services Company is the administrator of the Funds (the "Administrator") and the operations agent of the Portfolios ("Operations Agent"). IBT Fund Services (Canada) Inc. ("IBT (Canada)") is the fund accounting agent of the Funds and the Portfolios ("Fund Accounting Agent"). Federated Shareholder Services Company is the transfer agent and dividend disbursing agent of the Funds ("Transfer Agent"). IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)") is the administrative agent of the Portfolios ("Administrative Agent"). Investors Bank & Trust Company ("IBT") is the custodian of the Funds and the Portfolios ("Custodian"). The Board of Directors of the Corporation and the Board of Trustees of the Portfolio Trust provide broad supervision over the affairs of the Funds and of the Portfolios, respectively. The Directors who are not "interested persons" of the Corporation as defined in the Investment Company Act of 1940, as amended (the "1940 Act")(the "Independent Directors"), are the same as the Trustees who are not "interested persons" of the Portfolio Trust as defined in the 1940 Act (the "Independent Trustees"). A majority of the Corporation's Directors and the Portfolio Trust's Trustees are not affiliated with the Manager, the Adviser or the Distributor. For further information about the Directors of the Corporation and the Trustees of the Portfolio Trust, see "Management of the Corporation and the Portfolio Trust" herein and "Directors, Trustees, and Officers" in the Statement of Additional Information.

--------------------------------------------------------------------------------
                         INVESTMENT OBJECTIVE, POLICIES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                AND RESTRICTIONS
--------------------------------------------------------------------------------

Each Fund seeks to achieve its investment objective by investing all its investable assets in a corresponding Portfolio, an open-end management company that has the same investment objective and investment policies as the Fund. Since the investment characteristics and experience of each Fund will correspond directly with those of its corresponding Portfolio, the discussion in this Prospectus focuses on the investments and investment policies of the Portfolios. No Fund represents a complete investment program, nor is each Fund suitable for all investors.

Equity Funds

The investment objective of Top 50 Europe, European Mid-Cap Fund and the German Equity Fund is primarily to achieve high capital appreciation and, as a secondary objective, reasonable dividend income.

The Top 50 Europe Portfolio (US Dollar) pursues its (and the Top 50 Europe's) investment objective by investing at least 65% of its total assets in the equity securities of issuers located in European countries, including those which are member states of the European Union, those which are party to the Convention on the European Economic Area ("CEEA"), Switzerland, Slovakia, Czech Republic, and Hungary.

The Top 50 Europe Portfolio invests primarily in European companies with above-average potential for capital gain. The Adviser places strong emphasis on companies that have clear strategic goals, that concentrate on their core businesses, and whose management gives appropriate consideration to return on investment.

The Provesta Portfolio (US Dollar)("Provesta Portfolio") pursues its (and the European Mid-Cap Fund's) investment objective by investing primarily in the equity securities of issuers located in European countries, including those which are member states of the European Union, those which are party to the CEEA, Switzerland, Slovakia, Czech Republic, and Hungary.

The Provesta Portfolio seeks investment in companies which the Adviser believes may grow at a higher rate than the average of other European companies. These anticipated higher growth rates may cause the performance of the Fund to be more volatile than that of other equity funds, and therefore, investors should consider an investment in the European Mid-Cap Fund to be subject to more risk and greater volatility. See "Risk Factors."

Under normal circumstances, at least 65% of the Portfolio's total assets are invested in European equity securities issued by companies with market capitalizations of between $115 million and $19 billion.

The Investa Portfolio (US Dollar)("Investa Portfolio") pursues its (and the German Equity Fund's) investment objective by investing primarily in the equity securities of German companies.

Under normal circumstances, at least 65% of the Portfolio's total assets are invested in equity securities issued by German issuers. In pursuing the Portfolio's objective, the Adviser will emphasize German companies that have some or all of the following attributes: high market capitalization, large number of publicly held shares, high trading volume, high liquidity, financial stability, or a widely known name or product/service.

Fixed Income Securities


Each Equity Portfolio is permitted to invest in fixed income securities, although it intends to remain invested in equity securities to the extent practical in light of its objective. The Provesta Portfolio's, Investa Portfolio's and Top 50 Europe Portfolio's investment in fixed income securities (excluding bank deposits and money market instruments) will not exceed 20% of such Portfolio's net assets. For purposes of each Portfolio's investments, convertible bonds and bonds with warrants would be considered equities, not fixed income securities. For the quality criteria of the fixed income securities in which the Equity Portfolios may invest, see "Quality of Fixed Income Securities" below.

European Bond Fund

The investment objective of the European Bond Fund is to achieve steady, high income.

The European Bond Portfolio (US Dollar)("European Bond Portfolio") pursues its (and the European Bond Fund's) investment objective by investing primarily in the fixed income securities of European issuers.

Under normal circumstances, at least 65% of the Portfolio's total assets are invested in bonds issued by European issuers.

The European Bond Portfolio's investment in equity securities will not exceed 25% of the Portfolio's net assets. For purposes of the foregoing investment policies, the term "bonds" includes all fixed-income securities.

All Funds

Listed Securities

Each Portfolio will invest primarily in listed securities ("Listed Securities"). For purposes of this prospectus Listed Securities are defined as securities meeting at least one of the following requirements: (a) they are listed on a stock exchange in a member state of the European Union ("Member State") or in another state which is a party to the CEEA, or are included on another regulated market in a Member State or in another state party to the CEEA which market is recognized, open to the public and operates regularly; (b) they are admitted to the official listing on one of the stock exchanges listed in Appendix A or included on one of the regulated markets listed in Appendix A; or (c) application is to be made for admission to official listing on one of the aforementioned stock exchanges or inclusion in one of the aforementioned regulated markets and such admission or inclusion is to take place within 12 months of their issue.

Unlisted Securities and Notes

Up to a total of 10% of the net assets of each Portfolio may be invested in:

  (a) securities that are consistent with the Portfolio's investment objective and policies, which are not admitted to official listing on one of the stock exchanges or included on one of the regulated markets, described above;
  (b) interests in loans which are portions of an overall loan granted by a third party and for which a note has been issued ("Notes"), provided these Notes can be assigned at least twice after purchase by the Portfolio, and the Note was issued by:

      . the Federal Republic of Germany, a special purpose fund of the Federal Republic of Germany, a state of the Federal Republic of Germany, the European Union or a member state of the Organisation for Economic Cooperation and Development (an "OECD Member"),

      . another German domestic authority, or a regional government or local authority of another Member State or another state party to the CEEA for which a zero weighting was notified according to Article 7 of the Council Directive 89/647/EEC of 18 December 1989 on a solvency ratio for credit institutions (Official Journal EC No. L386, p. 14),

      . other corporate bodies or institutions organized under public law and registered domestically in Germany or in another Member State or another state party to the CEEA,

      . other debtors, if guaranteed as to the payment of interest and repayment of principal by one of the aforementioned bodies, or

      . companies which have issued securities which are admitted to official listing on a German or other foreign stock exchange.

Investments in Notes are subject to the Top 50 Europe Portfolio's, Provesta Portfolio's and Investa Portfolio's overall 20% limitation on fixed income securities. See "Equity Funds" above.

The current Member States and the states party to the CEEA and OECD Members are listed in Appendix A.

Quality of Fixed Income Securities


The fixed income securities in which each Portfolio may invest will be rated on the date of investment, within the four highest ratings of Moody's Investors Service, Inc. ("Moody's"), currently Aaa, Aa, A and Baa, or of Standard & Poor's ("S&P"), currently AAA, AA, A and BBB or, if unrated, will be, in the opinion of the Adviser, of comparable quality to such rated securities discussed above. Fixed income securities rated Baa by Moody's or BBB by S&P have speculative characteristics. See Appendix B to the Statement of Additional Information for a description of these ratings.

Bank Deposits and Money Market Instruments

Each Portfolio may temporarily invest in bank deposits and money market instruments maturing in less than 12 months. These instruments include credit balances and bank certificates of deposit, discounted treasury notes and bills issued by the Federal Republic of Germany ("FRG"), the states of the FRG, the European Union, OECD Members or quasi-governmental entities of any of the foregoing.

Under normal circumstances each Portfolio will purchase bank deposits and money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions. However, each Portfolio may temporarily invest in bank deposits and money market instruments, up to 49% of its net assets, as a measure taken in the Adviser's judgment during, or in anticipation of, adverse market conditions. Certificates of deposit from the same credit institution may not account for more than 10% of a Portfolio's total assets. See "Investment Objectives and Policies" in the Statement of Additional Information.

Options Transactions on Securities

Options transactions may be carried out for each Portfolio if the securities options are admitted to official listing on a recognized futures or securities exchange and the securities underlying the options are within the applicable investment objective and policies of the Portfolio. Each of these instruments is a derivative instrument as its value derives from the underlying asset. Each Portfolio may use options for hedging and risk management purposes and may purchase call options and sell put options for speculation. See "Risk Factors."

By purchasing a put option, a Portfolio obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Portfolio's pays the current market price for the option (known as the option premium). The purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price.

Put options on securities may be purchased only if the securities underlying the option transaction are held by a Portfolio at the time of the purchase of the put option.

When a Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it.

Writing a call option obligates a Portfolio to sell or deliver the option's underlying instrument in return for the strike price upon exercise of theoption.

Call options on securities may be sold only if the securities underlying the option transaction are held by a Portfolio at the time of the sale. These securities may not be sold during the maturity of the call option and may not be the subject of a securities loan.

There is no limitation on the value of the options that may be purchased or written by a Portfolio. However, the strike prices of the securities options, together with the strike prices of the securities that underlie other securities options already purchased or granted for the account of each Portfolio, may not exceed 20% of net assets of the Portfolio. See "Risk Factors." With respect to the Provesta Portfolio and the Investa Portfolio, the strike prices of options on fixed income securities held by each Portfolio may not exceed 4% of the net assets of the Portfolio (i.e., 20% of the 20% investment limitation on fixed income securities). See "Equity Funds--Fixed Income Securities" above. Options on securities may only be purchased or granted to a third party to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already purchased by or granted for the account of a Portfolio, do not exceed 10% of the net assets of the Portfolio. Options on securities may only be written (sold) to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already written for the account of a Portfolio, do not exceed 2% of the net assets of the Portfolio. When an option transaction is offset by a back-to-back transaction (e.g., where a Portfolio writes a put option on a security and purchases a put option on the same security having the same expiration date), these two transactions will not be counted for purposes of the limits set forth in this paragraph.

Futures Contracts, Options on Futures and Securities Indices and Warrants

Each Portfolio may purchase and sell stock index futures contracts and interest rate futures contracts and may purchase options on interest rate futures contracts, options on securities indices and warrants on futures contracts and stock indices. A Portfolio will engage in transactions in such instruments only if they are admitted to official listing on a recognized futures or securities exchange and meet certain other requirements stated below. A Portfolio may use these techniques for hedging or risk management purposes or, subject to certain limitations, for the purposes of obtaining desired exposure to certain securities or markets.

For the purpose of hedging a Portfolio's assets, the Portfolio may sell (but not purchase) stock index or interest rate futures contracts and may purchase put or call options on futures contracts, options on securities indices and any of the warrants described above. Any such transaction will be considered a hedging transaction, and not subject to the limitations on non-hedging transactions stated below, to the extent that (1) in the case of stock index futures, options on securities indices and warrants thereon, the contract value does not exceed the market value of the shares held by the Portfolio for which the hedge is intended and such shares are admitted to official listing on a stock exchange in the country in which the relevant futures or securities exchange is based or (2) in the case of interest rate futures and options on securities indices and warrants thereon, the contract value does not exceed the interest rate exposure associated with the assets held in the applicable currency by the Portfolio. In carrying out a particular hedging strategy, a Portfolio may sell futures contracts and purchase options or warrants based on securities, financial instruments or indices that have issuers, maturities or other characteristics that do not precisely match those of the Portfolio's assets for which such hedge is intended, thereby creating a risk that the futures, options or warrants position will not mirror the performance of such assets. A Portfolio may also enter into transactions in futures contracts, options on futures, options on indices and warrants for non-hedging purposes, as described below.

Each Portfolio may purchase or sell stock index or interest rate futures contracts, put or call options on futures, options on securities indices and warrants other than for hedging purposes. Transactions for non-hedging purposes may be entered into only to the extent that (1) the underlying contract values, together with the contract values of any instrument then held by the Portfolio for non-hedging purposes, do not exceed in the aggregate 20% of the net assets of the Portfolio and

(2) such instruments relate to categories of assets which the Portfolio is permitted to hold. In addition, with respect to the Provesta Portfolio and the Investa Portfolio, the contract values of all interest rate futures contracts and options and warrants on interest rate futures contracts held for non-hedging purposes may not exceed 4% of the net assets of the Portfolio (i.e., 20% of the 20% limitation on fixed income securities). See "Equity Funds--Fixed Income Securities" above.

Currency Forward Contracts, Option Rights and Warrants on Currencies and Currency Futures Contracts

Each Portfolio may enter into foreign currency transactions to hedge currency risks associated with the assets of each Portfolio denominated or principally traded in foreign currencies. The Provesta Portfolio and the Investa Portfolio, however, do not presently intend to engage in such hedging activity but reserve the ability to do so under circumstances in which the Adviser believes that one or more currencies in which such Portfolio's assets are denominated may suffer a substantial decline against the U.S. dollar. Each Portfolio other than the Provesta Portfolio and the Investa Portfolio may also enter into foreign currency transactions to hedge against currencies other than the U.S. dollar.

A Portfolio may purchase or sell foreign currency contracts for forward delivery, purchase option rights for the purchase or sale of currencies or currency futures contracts or warrants which entitle the holder to the right to purchase or sell currencies or currency futures contracts or to receive payment of a difference, which is measured by the performance of currencies or currency futures contracts, provided that these option rights and warrants are admitted to official listing on an exchange.

The Top 50 Europe Portfolio does not currently intend to engage in foreign currency transactions as an investment strategy. However, the Top 50 Europe Portfolio may enter into forward contracts to hedge against changes in foreign currency exchange rates that would affect the value of existing investments denominated or principally traded in a foreign currency.

Securities Loans

Subject to applicable investment restrictions, each Portfolio is permitted to lend its securities. These loans may not exceed 33 1/3% of a Portfolio's total assets. The Portfolios may pay reasonable administrative and custodial fees in connection with the loan of securities. The following conditions will be met whenever portfolio securities of a Portfolio are loaned: (1) the Portfolio must receive at least 100% collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as payments in respect of any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian and finder's fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Portfolio must terminate the loan and regain the right to vote the securities if a material event conferring voting rights and adversely affecting the investment occurs. In addition, a Portfolio will consider all facts and circumstances, including the creditworthiness of the borrowing financial institution. No Portfolio will lend its securities to any officer, Trustee, Director, employee or other affiliate of the Corporation or the Portfolio Trust, the Manager, the Adviser or the Distributor, unless otherwise permitted by applicable law.

Each Portfolio may lend its securities on a demand basis provided the market value of the assets transferred in securities loans together with the market value of the securities already transferred as a securities loan for the Portfolio's account to the same borrower does not exceed 10% of the net assets of the Portfolio.

Borrowing

Each Portfolio may borrow money from banks for temporary or short-term purposes and then only in amounts not to exceed 10% of the Portfolio's total assets, at the time of such borrowing.

Warrants

Each Portfolio may purchase warrants in value of up to 10% of the Portfolio's net assets. The warrants in which the Portfolios invest are a type of security that entitles the holder to buy a fixed amount of securities of such issuer at a specified price at a fixed date or for a fixed period of time (which may be in perpetuity) or to demand settlement in cash based on the price performance of the underlying security. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless.

Warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

Convertible Securities

The convertible securities in which the Portfolios may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

Short-Term Trading

Each Portfolio intends to manage its portfolio actively in pursuit of its investment objective. A Portfolio may take advantage of short-term trading opportunities that are consistent with its objective. To the extent a Portfolio engages in short-term trading, it may realize short-term capital gains or losses and incur increased transaction costs. See "Taxes" below.

Investment Restrictions

The investment objective of each Fund and each Portfolio, together with the fundamental investment restrictions described below and in the Statement of Additional Information, except as noted, are deemed fundamental policies, i.e., they may be changed only with the approval of the holders of a majority of the outstanding voting securities of a Fund and its corresponding Portfolio. Each Fund has the same investment restrictions as its corresponding Portfolio, except that each Fund may invest all of its investable assets in the corresponding Portfolio. References below to the Portfolios' investment restrictions also include the Funds' investment restrictions. Any other investment policies of the Portfolios and the Funds described herein or in the Statement of Additional Information are not fundamental and may be changed without shareholder approval.

  Fundamental Investment Restrictions

  Each Portfolio is classified as "non-diversified" under the 1940 Act, which means that each corresponding Fund is not limited by the 1940 Act with respect to the portion of its assets which may be invested in securities of a single company (although certain diversification requirements are in effect imposed by the Internal Revenue Code of 1986, as amended (the "Code")). The possible assumption of large positions in the securities of a small number of companies may cause the performance of a Fund to fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the companies.

  Top 50 Europe Portfolio will invest at least 65% of its total assets in the equity securities of issuers located in European countries. At least 65% of the Provesta Portfolio's total assets are invested in European equity securities issued by companies with market capitalizations of between $115 million and $19 billion. At least 65% of the Investa Portfolio's total assets are invested in equity securities issued by German companies. At least 65% of the European Bond Portfolio's total assets are invested in bonds issued by European issuers.

  No Portfolio may purchase securities or other obligations of issuers conducting their principal business activity in the same industry if its investments in such industry would equal or exceed 25% of the value of the Portfolio's total assets, provided that the foregoing limitation shall not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

  Non-Fundamental Investment Restrictions

  Each Portfolio generally will not borrow money. Each Portfolio may not issue senior securities except as permitted by the 1940 Act or any rule, order or interpretation thereunder. Each Portfolio may not invest more than 10% of its net assets in the securities of any one issuer or invest more than 40% of its net assets in the aggregate in the securities of those issuers in which the Portfolio has invested in excess of 5% but not more than 10% of its net assets.

  For a more detailed discussion of the above investment restrictions, as well as a description of certain other investment restrictions, see "Investment Restrictions" in the Statement of Additional Information.


--------------------------------------------------------------------------------
                                  RISK FACTORS
--------------------------------------------------------------------------------

Equity Investments

Because the assets of each Equity Portfolio are invested primarily in equity securities, the Equity Portfolios are subject to market risk and the risks associated with the individual companies in which the Portfolios invest, meaning that stock prices in general may decline over short or extended periods of time. As with any equity-based investment company, the investor should be aware that unfavorable economic conditions can adversely affect corporate earnings and cause declines in stock prices.

With respect to the Provesta Portfolio, investing in equity securities of mid-sized companies involves risks not typically associated with investing in comparable securities of large companies. Assets of the Portfolio are invested in companies which may have narrow product lines and limited financial and managerial resources. Since the market for the equity securities of mid-sized companies is often characterized by less information and liquidity than that for the equity securities of large companies, the Portfolio's investments can experience unexpected sharp declines in their market prices. Therefore, investments in the Portfolio may be subject to greater declines in value than shares of equity funds investing in the equity securities of large companies.

Fixed Income Securities

The value of fixed income securities generally goes down when interest rates go up, and vice versa. Furthermore, the value of fixed income securities may vary based on anticipated or potential changes in interest rates. Changes in interest rates will generally cause bigger changes in the prices of longer-term securities than in the prices of shorter-term securities.

Prices of fixed income securities fluctuate based on changes in the actual and perceived creditworthiness of issuers. The prices of lower rated securities often fluctuate more than those of higher rated securities. It is possible that some issuers will be unable to make required payments on fixed income securities.

Foreign Investments

Each Portfolio invests in foreign securities. Investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes (such as capital gain taxes) which may decrease the net return on foreign investments as compared to dividends and interest paid to a Portfolio by U.S. domestic companies.

Investors should realize that the value of a Portfolio's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) currency exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect a Portfolio's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Portfolios must be made in compliance with foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, the Portfolios' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

Since each Portfolio's investments in foreign securities involve foreign currencies, the value of the Portfolio's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. Because the Provesta Portfolio and Investa Portfolio do not presently intend to engage in currency transactions to hedge currency risks, these Portfolios may be more vulnerable to the aforementioned currency risks. See "Foreign Currency Exchange Transactions" in the Statement of Additional Information.

Emerging Markets (Top 50 Europe Portfolio and Provesta Portfolio Only)

Investments in securities of issuers in emerging markets countries may involve a high degree of risk and many may be considered speculative. Investments in developing and emerging markets may be subject to potentially greater risks than those of other foreign issuers. These risks include: (i) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (ii) certain national policies which may restrict the Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iii) foreign taxation; (iv) the absence, until recently, of a capital market structure or market oriented economy as well as issuers without a long period of successful operations; (v) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in such countries or their neighboring countries; and (vi) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability.

Futures, Options and Warrants

Each Portfolio's successful use of futures, options and warrants depends on the ability of the Adviser to predict the direction of the market or, in the case of hedging transactions, the correlation between market movements and movements in the value of the Portfolio's assets, and is subject to various additional risks. The investment techniques and skills required to use futures, options and warrants successfully are different from those required to select equity securities for investment. The correlation between movements in the price of the futures contract, option or warrant and the price of the securities or financial instruments being hedged is imperfect and the risk from imperfect correlation increases, with respect to stock index futures, options and warrants, as the composition of a Portfolio's portfolio diverges from the composition of the index underlying such stock index futures, options or warrants. If a Portfolio has hedged portfolio securities by purchasing put options or selling futures contracts, the Portfolio could suffer a loss which is only partially offset or not offset at all by an increase in the value of the Portfolio's securities. As noted, a Portfolio may also enter into transactions in future contracts, options and warrants for other than hedging purposes (subject to applicable law), including speculative transactions, which involve greater risk. In particular, in entering into such transactions, a Portfolio may experience losses which are not offset by gains on other portfolio positions, thereby reducing its gross income. In addition, the markets for such instruments may be volatile from time to time, which could increase the risk incurred by a Portfolio in entering into such transactions. The ability of a Portfolio to close out a futures, options or warrants position depends on a liquid secondary market.

The use of futures contracts potentially exposes the Portfolios to the effects of "leveraging," which occurs when futures are used so a Portfolio's exposure to the market is greater than it would have been if the Portfolio had invested directly in the underlying instruments. Leveraging increases a Portfolio's potential for both gain and loss. As noted above, the Portfolios intend to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Portfolios. See "Futures and Option Contracts" in the Statement of Additional Information.

Local Securities Markets

The German Securities Markets


Equity securities trade on the country's eight regional stock exchanges of which Frankfurt accounted for approximately 78% of the total volume in 1997.

Share prices of companies traded on German stock exchanges declined in 1991 and 1992 as the German economy entered a recessionary period following unification of eastern and western Germany in 1990. The DM total return of the CDAX German Composite Index of stocks was 6.39% in 1992, 44.56% in 1993, 5.83% in 1994, 4.75% in 1995, 22.14% in 1996, and 40.83% in 1997.

Trading volume tends to concentrate on the relatively few companies having both large market capitalization and a broad distribution of their stock with few or no large holders. The five companies having the largest annual trading volume of their stock in 1997 represented 28.7% of total trading volume on the German stock exchanges: Deutsche Bank AG with DM 254.7 billion, Daimler Benz AG with DM
233.7 billion, Siemens AG with DM 224.7 billion, Volkswagen AG with DM 192.3 billion, and Bayer AG with DM 145.1 billion.

Geographic Investment Emphasis

From time to time, due to investment opportunities perceived by the Manager to be attractive, a Portfolio or a Fund may invest a relatively larger portion of its assets in the issuers of securities domiciled, or principally traded, in one or more individual countries. In the event that such geographic investment emphasis occurs, the relevant Portfolio or Fund could be subject to greater risk due to unanticipated, and negative, economic events and/or market action in such country or countries.

--------------------------------------------------------------------------------
                         MANAGEMENT OF THE CORPORATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            AND THE PORTFOLIO TRUST
--------------------------------------------------------------------------------

The Board of Directors of the Corporation and the Board of Trustees of the Portfolio Trust provide broad supervision over the affairs of each Fund and each Portfolio, respectively. Each Fund has retained the services of Federated Services Company as Administrator, Federated Shareholder Services Company as Transfer Agent, IBT (Canada) as Fund Accounting Agent and IBT as Custodian but has not retained the services of an investment manager or adviser since each Fund seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio. Each Portfolio has retained the services of DFM as Manager, Federated Services Company as Operations Agent, IBT (Canada) as Fund Accounting Agent, IBT (Cayman) as Administrative Agent and IBT as Custodian. DFM has retained the services of DWS International Portfolio Management GmbH as Adviser for each Portfolio.

Manager
The Portfolio Trust has retained the services of DFM as investment manager to each Portfolio. DFM, with principal offices at 31 West 52nd Street, New York, New York 10019, is a Delaware corporation and registered investment adviser under the Advisers Act of 1940.


DFM is a wholly-owned subsidiary of Deutsche Funds Holding GmbH ("DFH"), a company with limited liability organized under the laws of Germany and a consolidated subsidiary of Deutsche Bank AG, a major global banking institution. With total assets the equivalent of $582 billion and 76,100 employees as of year-end 1997, Deutsche Bank AG is one of Europe's largest universal banks. It is engaged in a wide range of financial services, including retail and commercial banking, investment banking and insurance. Deutsche Bank AG's creditworthiness ranks it among the most highly rated financial institutions in the world. For example, Deutsche Bank AG has been rated AAA by Standard & Poor's, New York. Deutsche Bank AG and its affiliates may have commercial lending relationships with companies whose securities may be held by a Portfolio.

DFH subsidiaries include German-based DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH ("DWS") and others based in Luxembourg, Austria, Switzerland, Singapore, France and Italy. Together, DFH subsidiaries serve as manager and/or investment adviser to more than 150 mutual funds outside the United States, having aggregate assets under management of more than the equivalent of $67.5 billion as of December 31, 1997. DFH and its subsidiaries employ approximately 560 professionals and is one of the largest mutual fund operators in Europe based on assets under management.

The primary subsidiary of DFH is DWS. Founded in 1956, it is the largest mutual fund company in Germany, holding a 25% share of the German mutual fund market based on assets under management as of December 1997. DFH and its subsidiaries are known in the financial market as "DWS Group, Investmentgroup of Deutsche Bank."

DFH subsidiaries have received widespread industry recognition in Europe. For example, Micropal, Europe's leading fund rating organization, has accorded DWS the following awards: 1994: best fund manager for 1-, 3-, and 5-year periods; 1995: best fund manager for 1-, 3-, and 5-year periods; 1996: best fund manager for 3- and 5-year periods; 1997: best fund manager for 3- and 5-year periods. These awards were given to fund managers having 10 or more funds registered for sale in Germany, based on the manager with the highest number of funds ranked first within various categories of investment objective defined by Micropal. Fund rankings are based on above-average performance in Deutsche Mark ("DM") terms and below-average volatility.

Subject to the overall supervision of the Portfolio Trust's Trustees, DFM is responsible for the day-to-day investment decisions, the execution of portfolio transactions and the general management of each Portfolio's investments and provides certain supervisory services. Under its investment management agreement with the Portfolio Trust (the "Management Agreement"), DFM is permitted, subject to the approval of the Board of Trustees of the Portfolio Trust, to delegate to a third party responsibility for management of the investment operations of each Portfolio. DFM has delegated this responsibility to the Adviser. DFM retains overall responsibility, however, for supervision of the investment management program for each Portfolio. See "Manager" in the Statement of Additional Information.


As compensation for the services rendered and related expenses borne by DFM under the Management Agreement with the Portfolio Trust with respect to each Portfolio, DFM receives a fee from such Portfolio, which is computed daily and paid monthly, equal to 1.00% (Top 50 Europe Portfolio), 0.85% (Provesta Portfolio and Investa Portfolio) or 0.75% (European Bond Portfolio) of the average daily net assets of the Portfolio on an annualized basis for the Portfolio's then-current fiscal year. See also "Expenses."

Adviser

Pursuant to an investment advisory agreement ("Advisory Agreement") between DFM and DWS International Portfolio Management GmbH, the Adviser provides investment advice and portfolio management services to each Portfolio. Subject to the overall supervision of DFM, the Adviser conducts the day-to-day investment decisions of each Portfolio, arranges for the execution of portfolio transactions and furnishes a continuous investment program for each Portfolio.

The Adviser is an SEC-registered investment adviser and an indirect subsidiary of Deutsche Bank AG. The offices of the Adviser are located at Grueneburgweg 113-115, 60323 Frankfurt am Main, Germany.

For these services, the Adviser receives from DFM a fee, which is computed daily and may be paid monthly, equal to 0.75% of the average daily net assets of the Top 50 Europe Portfolio, 0.60% of the average daily net assets of each of the Provesta Portfolio and the Investa Portfolio and 0.50% of the average daily net assets of the European Bond Portfolio on an annualized basis for the Portfolio's then-current fiscal year.

Historical Performance of Corresponding DWS Funds


Provesta and Investa are German-registered mutual funds and are referred to herein as the "DWS Funds." Each of their investment policies and restrictions are the same as those of the corresponding Provesta and Investa Portfolios except as noted below. The Provesta Portfolio and Investa Portfolio (and therefore indirectly the corresponding European Mid-Cap Fund and German Equity
Fund) are designed to produce investment results substantially the same as the DWS Funds, Provesta and Investa, respectively. The Provesta Portfolio and Investa Portfolio seek to accomplish this by duplicating to the extent practical the portfolio holdings and transactions of Provesta and Investa. The Adviser manages the investment operations of each Portfolio with a portfolio manager and a staff of investment professionals that is composed of the same persons as those that manage and have full discretionary authority over the selection of investments for the corresponding DWS Fund.

The European Mid-Cap Fund and its corresponding Provesta Portfolio and the German Equity Fund and its corresponding Investa Portfolio commenced operations in 1997 and have no prior operating or performance history.

Information about the performance of the two corresponding DWS Funds--Provesta (corresponding to European Mid-Cap Fund) and Investa (corresponding to German Equity Fund) is set forth below. Although each Equity Fund and its corresponding Portfolio have the same investment objectives, policies, and restrictions as their corresponding DWS Fund, and each Portfolio has the same staff of investment professionals and the same portfolio manager as its corresponding DWS Fund, the DWS Funds are separate funds and you should not assume that a Fund offered by this Prospectus will have the same future performance as its corresponding DWS Fund. The DWS Funds operate under the German regulatory and tax framework and the Portfolios operate under the U.S. regulatory and tax framework (each with differing diversification requirements, specific tax restrictions and investment limitations). Since the historical performance of the DWS Funds would not have been materially affected by the differences in the regulation of investment companies under U.S. federal securities and tax laws and regulations, the differences in regulation are not expected to result in any material differences in performance (net of fees) between the DWS Funds and their corresponding Portfolios going forward. Investors should note that the past performance of the DWS Funds is not predictive of the future performance of the European Mid-Cap Fund or the German Equity Fund or their corresponding Portfolios.

The following tables show the average annualized total return for the Provesta and Investa Funds for the one-, three-, five- and ten-year periods ended March 31, 1998 and of securities indices believed by the Adviser to be suitable for performance comparisons with the Provesta Portfolio, Investa Portfolio and the DWS Funds. These figures, which are unaudited, are based on the actual gross investment performance of the DWS Funds with the adjustments indicated below. These figures were not adjusted to reflect the expense ratios of the Funds (described in the expense table under "Expenses") which are higher than the actual expenses of the DWS Funds (which bear a combined fund management and expense fee of 0.50% per annum of net assets). Any such adjustment would reduce the performance shown below.

                                  PROVESTA(1)
                   (Corresponding to the Provesta Portfolio
                          and European Mid-Cap Fund)

Average Annual Return for the Periods Ended March 31, 1998


                                  Historical Performance
                                      in U.S. Dollars                        CDAX Index
                            ------------------------------------          -----------------
                               Without                  With              (in U.S. Dollars,
                            Sales Load(2)          Sales Load(3)            Annualized)(4)
                            -------------          -------------          -----------------
One Year                        29.36%                 22.25%                   29.46%
Three Years                     21.68%                 19.41%                   20.68%
Five Years                      16.84%                 15.53%                   15.08%
Ten Years                       15.98%                 15.33%                   13.84%



(1) Net Assets as of 3/31/98 were DM 1,920 million ($1,047 million). Provesta commenced investment operations in November 1985.


(2) The sales load may be reduced or eliminated on the purchase of Class A Shares in certain circumstances. See "Purchase of Shares--Reducing or Eliminating the Sales Charge."

(3) Adjusted to reflect deduction for the maximum sales charge of 5.50% applicable to Class A Shares.

(4) The DAX Composite Index ("CDAX") is a total rate of return index of all domestic stocks traded on the Frankfurt Stock Exchange. It is a broad-based index consisting of 16 industry groups. "CDAX" is a registered trademark of Deutsche Bsrse AG.

                                   INVESTA(1)
                    (Corresponding to the Investa Portfolio
                            and German Equity Fund)


Average Annual Return for the Periods Ended March 31,1998



                                  Historical Performance
                                      in U.S. Dollars                         DAX Index
                            ------------------------------------          -----------------
                               Without                  With              (in U.S. Dollars,
                            Sales Load(2)          Sales Load(3)            Annualized)(4)
                            -------------          -------------          -----------------
One Year                       35.02%                  27.59%                  35.18%
Three Years                    26.14%                  23.78%                  25.75%
Five Years                     18.50%                  17.17%                  18.10%
Ten Years                      16.28%                  15.62%                  15.71%



(1) Assets as of 3/31/98 were DM 4,478 million ($2,441 million). Investa commenced investment operations in December 1956.


(2) The sales load may be reduced or eliminated on the purchase of Class A Shares in certain circumstances. See "Purchase of Shares--Reducing or Eliminating the Sales Charge."

(3) Adjusted to reflect deduction for the maximum sales charge of 5.50% applicable to Class A Shares.

(4) DAX is a total rate of return index consisting of 30 selected German stocks traded on the Frankfurt Stock Exchange. "DAX" is a registered trademark of Deutsche Bsrse AG.

The above results are shown in U.S. dollars on the basis of conversion at the rate of DM values to U.S. dollars at the end of each month at the prevailing rate. The results assume all dividends and capital gain distributions have been reinvested with no sales charge.

In calculating the historical performance of the two DWS Funds shown above the first step was to calculate the historical performance according to a methodology generally acknowledged in Germany and developed by the BVI Bundesverband Deutscher Investment--Gesellschaften (Association of German Fund Companies) ("BVI"). The BVI method measures total return by comparing the net asset value per share of a fund in DM at the beginning and at the end of the relevant measurement period, assuming the reinvestment of distributions made by the fund during such period. For this purpose, the reinvestment of distributions is increased by including the corporate income tax credit that is available to shareholders of German fund companies in connection with such distributions. The BVI method does not take account of any sales load charged to an investor on the initial investment.

Second, for purposes of calculating the equivalent U.S. dollar returns from the DM returns yielded by the BVI method, DWS made the following adjustments: (1)the credit for the German corporate tax credit referred to above was subtracted from the distributions reinvested since it will not be available to shareholders of the Funds (but the effect of corporate income taxes incurred by the corresponding DWS Funds was not eliminated); and (2) the DM returns (including capital gains and income) were converted to U.S. dollars at prevailing exchange rates as of the end of each month.

These adjustments resulted in the performance indicated in the first column. The second column, "With Sales Load," made a further adjustment by reducing the performance by assuming the maximum sales load was charged to the investor on the initial investment.

Except as described below in the case of Investa, it is not expected that there will be any material differences in the securities held by the Provesta Portfolio and Investa Portfolio and their corresponding DWS Funds and thus the investment characteristics of each Portfolio, such as industry diversification, country diversification, portfolio beta, portfolio quality, average maturity of fixed-income assets and equity/non-equity mix will be substantially the same as the investment characteristics of its corresponding DWS Fund. The Investa Portfolio may not invest in securities issued by Deutsche Bank AG or its affiliated persons that are engaged in securities-related businesses, although Investa was and is permitted to invest in such securities. However, the elimination of Deutsche Bank AG securities from Investa's portfolio during the periods shown in the table above would not have materially affected Investa's performance. Consequently, there is no regulatory or tax difference between either of the two Portfolios and its corresponding DWS Fund that would be expected to have material effect on the investment performance of the Portfolio as compared to its corresponding DWS Fund.

Portfolio Management


Klaus Martini and Elisabeth Weisenhorn are co-senior portfolio managers for the Top 50 Europe Portfolio. Mr. Martini joined the DWS Group in 1984, where he has managed European stock funds since 1988. Mr Martini also serves as senior portfolio manager for Top 50 Europa, a German registered mutual fund with the same investment objective, policies, and restrictions as the Top 50 Europe Portfolio. He is Senior Investment Officer, head of the European equity team, supervising funds holding assets under management of DM 5.1 billion ($2.8 billion) as of January 30, 1998. Ms. Weisenhorn also serves as the senior portfolio manager for the Investa Portfolio and the Provesta Portfolio. Ms. Weisenhorn also serves as portfolio manager for Investa and Provesta, the Portfolios' corresponding DWS Funds. She has held this position since 1991. Ms. Weisenhorn has 13 years of experience as an investment manager and joined the DWS Group in 1985. She is Senior Investment Officer, head of the German equity team, supervising funds holding assets under management of DM 13.9 billion ($7.7 billion) as of January 30, 1998. Mr. Martini and Ms. Weisenhorn are based at DWS Group's office in Frankfurt, Germany.

Heinz-Wilhelm Fesser is senior portfolio manager for the European Bond Portfolio. Mr. Fesser also serves as the senior portfolio manager for the Global Bond Portfolio, an additional series of the Portfolio Trust. Mr. Fesser joined the DWS Group in 1987, where he has been engaged in the management of global fixed income funds. He is Senior Investment Officer, head of the global fixed-income team, supervising funds holding assets under management of DM 23.2 billion ($12.9 billion) as of January 30, 1998.

Administrator

Under a master agreement for administration services with the Corporation, Federated Services Company serves as Administrator to the Funds. In connection with its responsibilities as Administrator, Federated Services Company, among other things (i) prepares, files and maintains the Funds' governing documents, registration statements and regulatory documents; (ii) prepares and coordinates the printing of publicly disseminated documents; (iii) monitors declaration and payment of dividends and distributions; (iv) projects and reviews the Funds' expenses; (v) performs internal audit examinations; (vi)prepares and distributes materials to the Directors of the Corporation, (vii) coordinates the activities of all service providers; (viii) monitors and supervises collection of tax reclaims; and (ix) prepares shareholder meeting materials.

As Administrator, Federated Services Company receives a fee from each Fund, which is computed daily and may be paid monthly, at the annual rate of 0.065% of the average daily net assets of each Fund up to $200 million and 0.0525% of the average daily net assets of each Fund greater than $200 million for the Fund's then-current fiscal year. The Administrator will receive a minimum fee of $75,000 per Fund annually, except that during the first two years of the agreement a minimum aggregate fee for each Portfolio, corresponding Fund and any other fund investing in the Portfolio, taken together, of $75,000 for the first year of the Fund's operation and $125,000 for the second year will be paid to the Operations Agent and the Administrator.

Operations Agent

Under an operations agency agreement with the Portfolio Trust, Federated Services Company serves as Operations Agent to the Portfolios. In connection with its responsibilities as Operations Agent, Federated Services Company, among other things, (i) prepares governing documents, registration statements and regulatory filings; (ii) performs internal audit examinations; (iii) prepares expense projections; (iv) prepares materials for the Trustees of the Portfolio Trust, (v) coordinates the activities of all service providers; (vi) conducts compliance training for the Adviser; (vii) prepares investor meeting materials and (viii) monitors and supervises collection of tax reclaims.


As Operations Agent of the Portfolios, Federated Services Company receives a fee from each Portfolio, which is computed daily and paid monthly, at the annual rate of 0.035% of the average daily net assets of each Portfolio for the Portfolio's then-current fiscal year. The Operations Agent of the Portfolios will receive a minimum fee of $60,000 per Portfolio annually and a minimum aggregate fee for each Portfolio, corresponding Fund and any other fund investing in the Portfolio, taken together, of $75,000 for the first year of the Portfolio's operation and $125,000 for the second year, in each case payable to the Operations Agent and the Administrator.

Administrative Agent

Under an administration agreement with the Portfolio Trust, IBT (Cayman) provides certain services to the Portfolios, including (i) filing and maintaining the governing documents, registration statements and other regulatory filings; (ii) maintaining a telephone line; (iii) approving annual expense budgets; (iv) authorizing expenses; (v) distributing materials to the Trustees of the Portfolio Trust; (vi) authorizing dividend distributions; (vii) maintaining books and records; (viii) filing tax returns; and (ix) maintaining the investor register.

As Administrative Agent of the Portfolios, IBT (Cayman) receives a fee from each Portfolio, which may be paid monthly, at the annual rate of $5,000.

Distributor


Edgewood serves as principal distributor for shares of each Fund. Edgewood is located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-5829. It is a New York corporation organized on October 26, 1993, and is the principal distributor for a number of investment companies. Edgewood is a subsidiary of Federated Investors and an affiliate of Federated Services Company.


Securities laws may require certain Financial Intermediaries (as defined below) such as depository institutions to register as dealers. The Distributor may pay dealers an amount up to 5.0% of the net asset value of Class B Shares purchased by their clients or customers as an advance payment. These payments will be made directly by the Distributor from its assets, and will not be made from the assets of a Fund. Dealers may voluntarily waive receipt of all or any portion of these advance payments. The Distributor may pay all or a portion of the distribution fee discussed below to Financial Intermediaries that waive all or any portion of the advance payments.

Under a distribution and services plan adopted in accordance with Rule 12b-1 of the 1940 Act, Class B Shares are subject to a distribution plan (the "Distribution Plan") and Class A Shares and Class B Shares are subject to a service plan (the "Service Plan").

Under the Distribution Plan, Class B Shares of each Fund will pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of the Fund represented by Class B Shares to finance any activity which is principally intended to result in the sale of Class B Shares of the Fund subject to the Distribution Plan. Because distribution fees to be paid by a Fund to the Distributor may not exceed an annual rate of 0.75% of Class B Shares' average daily net assets, it will take the Distributor a number of years to recoup the expenses, including payments to other dealers, it has incurred for its sales services and distribution-related support services pursuant to the Distribution Plan.

The Distribution Plan is a compensation-type plan. As such, a Fund makes no payments to the Distributor except as described above. Therefore, a Fund does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from a Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor's overhead expenses. However, the Distributor may be able to recover such amounts or may earn a profit from payments made by shares under the Distribution Plan.

Under the Service Plan, each Fund pays to DFM for the provision of certain services to the holders of Class A Shares and Class B Shares a fee computed at an annual rate of 0.25% of the average daily net assets of each such Class of shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund, providing reports and other information to shareholders and financial intermediaries ("Financial Intermediaries"), and services related to the maintenance of shareholder accounts, and other services. DFM determines the amounts to be paid to Financial Intermediaries, the schedules of such fees and the basis upon which such fees will be paid.

DFM may pay Financial Intermediaries a shareholder services fee of up to 0.25% of the amount invested in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the series of the Deutsche Funds or certain other products made available by the Distributor to such plans or programs is $1,000,000 or more ("Eligible Benefit Plans"). Shares in the Deutsche Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. DFM reserves the right to cease paying these fees at any time. DFM may pay such fees from its own funds in addition to amounts received from the Funds under the Service Plan, including past profits or any other source available to it. Such payments are subject to a reclaim from the Financial Intermediary should the assets leave the plan or program within 12 months after purchase.

Furthermore, with respect to Class A Shares and Class B Shares, the Distributor may offer to pay a fee from its own assets to Financial Intermediaries as financial assistance for providing substantial sales services, distribution related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of a Fund. Such assistance may be predicated upon the amount of shares the Financial Intermediary sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the Financial Intermediary.

Transfer Agent, Custodian and Fund Accountant

Federated Shareholder Services Company, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, serves as the transfer agent and dividend disbursing agent for each Fund. IBT, 200 Clarendon Street, Boston, MA 02116 acts as the custodian of each Fund's and each Portfolio's assets. Securities held for a Portfolio may be held by a sub-custodian bank approved by the Trustees or the Custodian of the Portfolio Trust. IBT (Canada) provides fund accounting services to the Funds and the Portfolios, including (i) calculation of the daily net asset value for the Funds and the Portfolios; (ii) monitoring compliance with investment portfolio restrictions, including all applicable federal securities and other regulatory requirements; and (iii) monitoring each Fund's and Portfolio's compliance with the requirements applicable to a regulated investment company under the Code.

Expenses

In addition to the fees payable under the various agreements discussed above, each Fund and each Portfolio is responsible for usual and customary expenses associated with its respective operations. Such expenses may include organization expenses, legal fees, audit fees and expenses, insurance costs, the compensation and expenses of the Directors or Trustees, as the case may be, registration fees under applicable securities laws, fund accounting fees, custodian fees and extraordinary expenses. For each Fund, such expenses also include transfer, registrar and dividend disbursing costs, and the expenses of printing and mailing reports and notices and proxy statements to Fund shareholders. For each Portfolio, such expenses also include brokerage expenses.

DFM has agreed that it will reimburse each Fund through at least August 31, 1998, to the extent necessary to maintain each Fund's total operating expenses (which includes expenses of the Fund and its corresponding Portfolio but does not cover extraordinary expenses during the period) at not more than 1.60%, 2.35%, 1.30% and 2.05% of the average annual net assets of Class A Shares of the Equity Funds, the Class B Shares of the Equity Funds, the Class A Shares of the European Bond Fund and the Class B Shares of the European Bond Fund, respectively. There is no assurance that DFM will continue this reimbursement beyond the specified period.

Expenses of Class A Shares and Class B Shares

Holders of Class A Shares and Class B Shares bear their allocable portion of a Fund's expenses along with their allocable share of the corresponding Portfolio's operating expenses. At present, the only expenses which are allocated specifically to Class A Shares and Class B Shares as classes are expenses under the Distribution Plan and expenses under the Service Plan. However, the Directors reserve the right to allocate certain other expenses to holders of Class A Shares and Class B Shares ("Class Expenses"). In any case, Class Expenses would be limited to: distribution fees; shareholder services fees; transfer agent fees as identified by the Transfer Agent as attributable to holders of Class A Shares and Class B Shares; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders as attributable to holders of Class A Shares and Class B Shares; registration fees paid to the Securities and Exchange Commission and to state securities commissions as attributable to holders of Class A Shares and Class B Shares; expenses related to administrative personnel and services as required to support holders of Class A Shares and Class B Shares; legal fees relating solely to Class A Shares or Class B Shares; and Directors' fees incurred as a result of issues related solely to Class A Shares or Class B Shares.

Portfolio Brokerage

The estimated annual portfolio turnover rate for the Top 50 Europe Portfolio, Provesta Portfolio, Investa Portfolio, and European Bond Portfolio is generally not expected to exceed 80%, 180%, 80% and 350%, respectively. A 100% annual turnover rate would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year, or if 10% of the portfolio securities were replaced ten times in one year. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of a Fund tend to increase as the level of portfolio activity increases.

In effecting securities transactions, the Adviser seeks to obtain the best price and execution of orders. In selecting a broker, the Adviser considers a number of factors including: the broker's ability to execute orders without disturbing the market price; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the broker's financial condition and responsibility; the research and other investment information provided to the Adviser by the broker; and the commissions charged. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.

The Adviser may direct a portion of a Portfolio's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from a Portfolio to pay other unaffiliated service providers on behalf of that Portfolio for services provided for which the Portfolio would otherwise be obligated to pay. Such commissions paid by a Portfolio are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.

Deutsche Bank AG or one of its subsidiaries or affiliates may act as one of the agents of the Portfolios in the purchase and sale of portfolio securities when, in the judgment of the Adviser, that firm will be able to obtain a price and execution at least as favorable as other qualified brokers. As one of the primary brokers used by the Portfolios, Deutsche Bank AG receives brokerage commissions from each Portfolio.


On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other customers, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Portfolio. In some instances, this procedure might adversely affect a Portfolio. From commencement of operations through February 28, 1998, the Top 50 Europe Portfolio, Provesta Portfolio, and Investa Portfolio paid the following aggregate brokerage commissions, respectively: $16,435, $8,896, and $6,978. No brokerage commissions were paid by the European Bond Portfolio.

--------------------------------------------------------------------------------
                             INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

Each Fund offers investors two classes of shares that carry sales charges and contingent deferred sales charges in different forms and amounts and which bear different levels of expenses.

Class A Shares

An investor who purchases Class A Shares of a Fund pays a maximum sales charge of 5.50% for the Equity Funds and 4.50% for the European Bond Fund at the time of purchase. As a result, Class A Shares are not subject to any charges when they are redeemed (except for special programs offered under "Purchase of Shares--Purchases with Proceeds From Redemptions of Unaffiliated Investment Companies" and except for when shares that were purchased without a sales charge are redeemed within one year of purchase as described under "Contingent Deferred Sales Charge--Class A Shares"). Certain purchases of Class A Shares are not subject to a sales charge. See "Purchase of Shares--Investing in Class A Shares." Certain purchases of Class A Shares qualify for reduced sales charges. See "Purchase of Shares--Reducing or Eliminating the Sales Charge." Class A Shares have no conversion feature.

Class B Shares

Class B Shares of each Fund are sold without an initial sales charge, but are subject to a contingent deferred sales charge in accordance with the following schedule:

                             Contingent
Year of Redemption            Deferred
After Purchase              Sales Charge
------------------          ------------
First                          5.00%
Second                         4.00%
Third                          3.00%
Fourth                         3.00%
Fifth                          2.00%
Sixth                          1.00%
Seventh and thereafter         0.00%

Class B Shares also bear a fee pursuant to a Distribution Plan, adopted in accordance with Rule 12b-1 under the 1940 Act, while Class A Shares do not bear such a fee. Both Class A Shares and Class B Shares will bear shareholder services fees. Class B Shares will automatically convert into Class A Shares, based on relative net asset value, on or about the fifteenth of the month eight full years after the purchase date. Class B Shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but (until conversion) will have a higher expense ratio and pay lower dividends than Class A Shares due to the higher 12b-1 fees.

--------------------------------------------------------------------------------
                               PURCHASE OF SHARES
--------------------------------------------------------------------------------


Shares of each Fund are sold on days on which the New York Stock Exchange is open. Shares of a Fund may be purchased as described below, either through a Financial Intermediary (such as a bank or broker/dealer which has a sales agreement with the Distributor) or by sending a wire or a check directly to the Fund, with a minimum initial investment of $5,000 for Class A Shares and Class B Shares. Additional investments can be made for as little as $500. The minimum initial investment for retirement plan participants is $1,000. The minimum subsequent investment for retirement plan participants is $100. (Financial Intermediaries may impose different minimum investment requirements on their customers and may separately charge a fee for Fund transactions).


In connection with any sale, the Distributor may from time to time offer certain items of nominal value to any shareholder or investor. The Funds reserve the right to reject any purchase request. An account must be established through a Financial Intermediary or by completing, signing, and returning the new account form available from the Funds before shares can be purchased.

Investing in Class A Shares

Class A Shares of each Fund are sold at their net asset value next determined after an order is received, plus a sales charge as follows:

                                 Equity Funds

                                 Sales Charge
                              as a Percentage of          Dealer
                              ------------------       Concession as
                                            Net       a Percentage of
                             Offering      Amount     Public Offering
Amount of Transaction         Price       Invested         Price
---------------------        --------     --------    ---------------
Less than $50,000              5.50%        5.82%           5.00%

$50,000 but less
than $100,000                  4.50%        4.71%           3.75%

$100,000 but less
than $250,000                  3.50%        3.63%           2.75%

$250,000 but less
than $500,000                  2.50%        2.56%           2.00%

$500,000 but less
than $1 million                2.00%        2.04%           1.75%

$1 million but less
than $2 million                None         None           1.00%*

$2 million but less
than $5 million                None         None           0.80%*

$5 million but less
than $50 million               None         None           0.50%*

$50 million but less
than $100 million              None         None           0.25%*

$100 million or more           None         None           0.15%*

* See "Dealer Concession" below.

                              European Bond Fund

                                 Sales Charge
                              as a Percentage of          Dealer
                              ------------------       Concession as
                                            Net       a Percentage of
                             Offering      Amount     Public Offering
Amount of Transaction         Price       Invested         Price
---------------------        --------     --------    ---------------
Less than $50,000              4.50%        4.71%          4.00%

$50,000 but less
than $100,000                  4.00%        4.17%          3.50%

$100,000 but less
than $250,000                  3.50%        3.63%          2.75%

$250,000 but less
than $500,000                  2.50%        2.56%          2.00%

$500,000 but less
than $1 million                2.00%        2.04%          1.75%

$1 million but less
than $2 million                None         None           1.00%*

$2 million but less
than $5 million                None         None           0.80%*

$5 million but less
than $50 million               None         None           0.50%*

$50 million but less
than $100 million              None         None           0.25%*

$100 million or more           None         None           0.15%*

*See "Dealer Concession" below.

Dealer Concession

The dealer concession may be changed from time to time but will remain the same for all dealers. Dealer concession will be paid to dealers who initiate and are responsible for purchases of $1 million or more. Any portion of the sales charge which is not paid to a dealer will be retained by the Distributor. The Distributor, at its expense, may provide additional promotional incentives to dealers. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant numbers of shares of the Fund or other Deutsche Funds.

The sales charge for shares sold other than through registered broker/dealers will be retained by the Distributor. The Distributor may pay fees to banks out of the sales charge in exchange for sales and/or administrative services performed on behalf of the bank's customers in connection with the initiation of customer accounts and purchases of shares.

Reducing or Eliminating the Sales Charge

The sales charge can be reduced or eliminated on the purchase of Class A Shares through:

 .  sales charge waiver;

 .  quantity discounts and accumulated purchases;

 .  concurrent purchases;

 .  signing a 13-month letter of intent;

 .  using the reinvestment privilege; or

 . purchases with proceeds from redemptions of unaffiliated investment company shares.

Sales Charge Waiver

Sales charges may be waived on Class A Shares of the Fund (subject to appropriate documentation furnished to the Distributor as it may request from time to time in order to verify eligibility for this privilege) if purchased by:

1. Full-time employees of National Association of Securities Dealers, Inc. ("NASD") member firms and full-time employees of other Financial Intermediaries which have entered into a supplemental agreement with the Distributor pertaining to the sale of Fund shares, either for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children. This privilege also applies to full-time employees of Financial Intermediaries affiliated with NASD member firms whose full-time employees are eligible to purchase Class A Shares at net asset value;

2. Current full-time, part-time or retired employees of Deutsche Bank AG and its affiliates or subsidiaries, current or former directors or trustees of Deutsche Bank AG and its affiliates or subsidiaries, current or former Board members of a fund advised by Deutsche Bank AG or any of its affiliates or subsidiaries, including the Directors of the Corporation, or the spouse or minor child of the foregoing, including an employee of Deutsche Bank AG or any of its affiliates or subsidiaries who acts as custodian for a minor child;

3. Registered representatives, bank trust officers, certified financial planners and other employees (and their immediate families) of investment professionals who have entered into a supplemental agreement with the Distributor;

4. IRA Rollover accounts sponsored by Deutsche Morgan Grenfell, Inc., Deutsche Bank Trust Company, or any of their affiliates as administrator, trustee or custodian, provided that the distribution proceeds are made from a qualified retirement plan or from a 403(b)(7) plan that is sponsored, administered or custodied by Deutsche Bank Trust Company or any of its affiliates, and provided that, at the time of such distribution, such qualified retirement plan or 403(b)(7) plan met the requirements of an Eligible Benefit Plan and all or a portion of such plan's assets were invested in the Deutsche Funds or certain other products made available by the Distributor to such plans;

5. As part of an Eligible Benefit Plan having a minimum of 250 eligible employees or a minimum of $1,000,000, or such lesser amount as may be determined by the Distributor, invested in Deutsche Funds;

6. Investor accounts through certain broker-dealers and other Financial Intermediaries that have entered into supplemental agreements with the Distributor, which include a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or similar program under which such clients pay a fee to the broker-dealer or other Financial Intermediary, or such other accounts to which the broker-dealer or other Financial Intermediary charges an asset management fee;


7. Investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent;

8. Retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b), or 457 of the Code and "rabbi trusts;"

9. Qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States;

10. Trust companies and bank trust departments, including Deutsche Bank Trust Company and its affiliates, initially investing at least $100,000 of assets held in a fiduciary, agency, advisory, custodial or similar capacity on behalf of any one of their investor clients;

11. Accounts investing $100,000 or more of (1) a State or territory of the United States, county, city or instrumentality thereof, (2) charitable organizations as defined under Section 501(c)(3) of the Code, and (3) charitable remainder trusts or life income pools as defined under Section 501(c)(3) of the Code.


Quantity Discounts and Accumulated Purchases

Larger purchases reduce the sales charge paid. A Fund will combine purchases of Class A Shares made on the same day by the investor, the investor's spouse, and the investor's children under age 21 when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account.


If an additional purchase of Class A Shares is made in a Fund, the Fund will consider the previous purchases still invested in the Fund. For example, if a shareholder already owns Class A Shares of an Equity Fund having a current value at the public offering price of $30,000 and the shareholder purchases $20,000 more at the current public offering price, the sales charge on the additional purchase according to the schedule now in effect would be 4.50%, not 5.50%.

To receive the sales charge reduction, the Distributor must be notified by the shareholder in writing or by the shareholder's Financial Intermediary at the time the purchase is made that Class A Shares are already owned or that purchases are being combined. A Fund will reduce the sales charge after it confirms the purchases.

Concurrent Purchases

For purposes of qualifying for a sales charge reduction, a shareholder has the privilege of combining concurrent purchases of Class A Shares of two or more of the Deutsche Funds, the purchase price of which includes a sales charge. For example, if a shareholder concurrently invested $30,000 in Class A Shares of one of the Deutsche Funds with a sales charge, and $20,000 in another Fund, the sales charge would be reduced to reflect a $50,000 purchase.


To receive this sales charge reduction, the Distributor must be notified by the shareholder in writing or by the shareholder's Financial Intermediary at the time the concurrent purchases are made. A Fund will reduce the sales charge after the purchases are confirmed.

Letter of Intent

If a shareholder intends to purchase at least $50,000 of Class A Shares of the Deutsche Funds (excluding the Deutsche U.S. Money Market Fund) over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Custodian to hold in escrow (in shares) up to the maximum sales charge of the total amount intended to be purchased until such purchase is completed.

The shares held in escrow in the shareholder's account will be released upon fulfillment of the letter of intent or the end of the 13-month period, whichever comes first. If the amount specified in the letter of intent is not purchased, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

While this letter of intent will not obligate the shareholder to purchase shares, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. At the time a letter of intent is established, current balances in accounts in any shares of any Deutsche Fund, excluding the Deutsche U.S. Money Market Fund, will be aggregated to provide a purchase credit towards fulfillment of the letter of intent. Prior trade prices will not be adjusted.

Reinvestment Privilege


If Class A Shares in a Fund have been redeemed, the shareholder has the privilege, within 120 days, to reinvest the redemption proceeds at the next-determined net asset value without any sales charge. The Distributor must be notified by the shareholder in writing or by the shareholder's Financial Intermediary of the reinvestment in order to eliminate a sales charge. If the shareholder redeems Class A Shares in a Fund, there may be tax consequences. See "Tax Treatment of Reinvestments" below.

Purchases with Proceeds from Redemptions of Unaffiliated Investment Companies


Investors may purchase Class A Shares at net asset value, without a sales charge, with the proceeds from the redemption of shares of an unaffiliated investment company that were purchased or sold with a sales charge or commission and were not distributed by the Distributor. The purchase must be made within 60 days of the redemption, and the Distributor must be notified by the investor in writing, or by the investor's Financial Intermediary, at the time the purchase is made. From time to time, the Distributor may offer dealers compensation for shares purchased under this program. If shares are purchased in this manner, redemptions of these shares will be subject to a contingent deferred sales charge for one year from the date of purchase. Shareholders will be notified prior to the implementation of any special offering as described above.


Tax Treatment of Reinvestments

Generally, a reinvestment of the proceeds of a redemption of shares in a Fund or an unaffiliated investment company will not alter the federal income tax status of any capital gain realized on the redemption of the shares. However, any loss on the disposition of the shares in a Fund will be disallowed to the extent shares of the same Fund are purchased within a 61-day period beginning 30 days before and ending 30 days after the disposition of shares. Further, if the proceeds are reinvested within 90 days after the redeemed shares were acquired, the sales charge imposed on the original acquisition, to the extent of the reduction in the sales charge on the reinvestment, will not be taken into account in determining gain or loss on the disposition of the original shares, but will be treated instead as incurred in connection with the acquisition of the replacement shares.

Investing in Class B Shares

Class B Shares are sold at their net asset value next determined after an order is received. While Class B Shares are sold without an initial sales charge, under certain circumstances described under "Contingent Deferred Sales Charge-- Class B Shares," a contingent deferred sales charge may be applied by the Distributor at the time Class B Shares are redeemed.

Conversion of Class B Shares

Class B Shares will automatically convert into Class A Shares on or about the fifteenth of the month eight full years after the purchase date, except as noted below. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales charge, fee, or other charge. Class B Shares acquired by exchange from Class B Shares of another Deutsche Fund will convert into Class A Shares based on the time of the initial purchase. For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid on Class B Shares will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's account (other than those in the sub-account) convert to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account will also convert to Class A Shares. The conversion of Class B Shares to Class A Shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversions will not constitute taxable events for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B Shares to Class A Shares will not occur if such ruling or opinion is not available. In such event, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indefinite period.

Purchasing Shares Through a Financial Intermediary


An investor may call a Financial Intermediary (such as a bank or an investment dealer) to place an order to purchase shares. Orders placed through a Financial Intermediary are considered received when the Fund is notified of the purchase order. Shares will not be issued in respect of such orders until payment is converted into federal funds. Purchase orders through a registered broker/dealer must be received by the broker before 4:00 p.m. (U.S. Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (U.S. Eastern time) in order for shares to be purchased at that day's price. Purchase orders through other Financial Intermediaries must be received by the Financial Intermediary and transmitted to the Fund before 4:00 p.m. (U.S. Eastern time) in order for shares to be purchased at that day's price. It is the Financial Intermediary's responsibility to transmit orders promptly.

The Financial Intermediary which maintains investor accounts in Class B Shares with a Fund must do so on a fully disclosed basis unless it accounts for share ownership periods used in calculating the contingent deferred sales charge (see "Contingent Deferred Sales Charge"). In addition, advance payments made to Financial Intermediaries may be subject to reclaim by the Distributor for accounts transferred to Financial Intermediaries which do not maintain investor accounts on a fully disclosed basis and do not account for share ownership periods.

Purchasing Shares by Wire

Once an account has been established, shares may be purchased by Federal Reserve wire by calling the Transfer Agent. All information needed will be taken over the telephone, and the order is considered received when IBT receives payment by wire. Federal funds should be wired as follows: Investors Bank & Trust, Boston, MA; ABA Number 0110-0143-8; BNF Account Number 570000307. For Credit to: (Fund
Name) (Fund Class); (Fund Number, this number can be found on the account statement or by contacting the Fund); Account Number; Trade Date and Order Number; Group Number or Dealer Number; Nominee or Institution Name. Shares cannot be purchased by wire on holidays when wire transfers are restricted.

Purchasing Shares by Check

Once a Fund account has been established, shares may be purchased by sending a check made payable to the name of the specific Fund (designate class of shares and account number) to: Deutsche Funds, Inc., P.O. Box 8612, Boston, MA 02266-8612. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received).


--------------------------------------------------------------------------------
                           SPECIAL PURCHASE FEATURES
--------------------------------------------------------------------------------

Systematic Investment Program

Once a Fund account has been opened with the minimum initial investment, shareholders may add to their investment on a regular basis in a minimum amount of $100. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account at an Automated Clearing House ("ACH") member and invested in a Fund at the net asset value next determined after an order is received by the Fund, plus the sales charge, if applicable. Shareholders should contact their Financial Intermediary or the Funds directly to participate in this program.

Retirement Plans

Fund shares can be purchased as an investment for retirement plans or IRA accounts. For further details, contact the Funds and consult a tax adviser.


--------------------------------------------------------------------------------
                               EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

Class A Shares

Class A shareholders may exchange all or some of their shares for Class A Shares of other Deutsche Funds at relative net asset value. None of the Deutsche Funds imposes any additional fees on exchanges. Class A shareholders in certain other Deutsche Funds may exchange all or some of their shares for Class A Shares.

Class B Shares

Class B shareholders may exchange all or some of their shares for Class B Shares of the Deutsche Funds. Contact your Financial Intermediary regarding the availability of other Class B Shares in the Deutsche Funds. Exchanges are made at net asset value without being assessed a contingent deferred sales charge on the exchanged shares. To the extent that a shareholder exchanges shares for Class B Shares of other Deutsche Funds, the time for which exchanged-from shares were held will be credited against the time for which the exchanged-for shares are required to be held for purposes of satisfying the applicable holding period in respect of the contingent deferred sales charge. For more information, see "Contingent Deferred Sales Charge."

Please contact your Financial Intermediary directly or the Distributor for information on and prospectuses for the Deutsche Funds into which your shares may be exchanged free of charge.

Requirements for Exchange

Shareholders using this privilege must exchange shares having a net asset value equal to the minimum investment requirements of the Deutsche Fund into which the exchange is being made. The shareholder must receive a Prospectus of the Deutsche Fund for which the exchange is being made.

This privilege is available to shareholders resident in any state in which the shares being acquired may be sold. Upon receipt of proper instructions and required supporting documents, shares submitted for exchange are redeemed and proceeds invested in the same class of shares of the other Fund. The exchange privilege may be modified or terminated at any time. Shareholders will be notified in advance of the modification or termination of the exchange privilege.

Tax Consequences

An exchange will be treated as a taxable sale for federal income tax purposes and any gain or loss realized will be subject to the rules applicable to reinvestments (described above under "Tax Treatment of Reinvestments"). See "Taxes" below for additional information.

Making an Exchange


Instructions for exchanging may be given in writing or by telephone. Written instructions may require a signature guarantee. Shareholders of a Fund may have difficulty in making exchanges by telephone through brokers and other Financial Intermediaries during times of drastic economic or market changes. If a shareholder cannot contact a broker or Financial Intermediary by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail to: Deutsche Funds, Inc., c/o Federated Shareholder Services Company, 1099 Hingham Street, Rockland, MA 02370-3317.

Telephone Instructions

Telephone instructions made by the investor may be carried out only if a telephone authorization form completed by the investor is on file with a Fund. If the instructions are given by a broker, a telephone authorization form completed by the broker must be on file with the Fund. If reasonable procedures are not followed, the responsible party may be liable for losses due to unauthorized or fraudulent telephone instructions. Shares may be exchanged between two Funds by telephone only if the two Deutsche Funds have identical shareholder registrations.


Any shares held in certificated form cannot be exchanged by telephone but must be forwarded to Federated Shareholder Services Company and deposited to the shareholder's account before being exchanged. Telephone exchange instructions are recorded and will be binding upon the shareholder. Such instructions will be processed as of 4:00 p.m. (U.S. Eastern time) and must be received by the Fund before that time for shares to be exchanged the same day. This privilege may be modified or terminated at any time.


--------------------------------------------------------------------------------
                              REDEMPTION OF SHARES
--------------------------------------------------------------------------------

Shares are redeemed at their net asset value, next determined after a Fund receives the redemption request, less any applicable contingent deferred sales charge. Redemptions will be made on days on which the Funds compute their net asset value. Redemption requests must be received in proper form and can be made as described below.

Redeeming Shares Through
a Financial Intermediary


Shares of a Fund may be redeemed by calling your Financial Intermediary to request the redemption. Shares will be redeemed at the net asset value next determined after a Fund receives the redemption request from the Financial Intermediary, less any applicable contingent deferred sales charge. Redemption requests made through a registered broker/dealer must be received by the broker before 4:00 p.m. (U.S. Eastern time) and must be transmitted by the broker to a Fund before 5:00 p.m. (U.S. Eastern time) in order for shares to be redeemed at that day's net asset value. Redemption requests through other Financial Intermediaries (such as banks) must be received by the Financial Intermediary and transmitted to a Fund before 4:00 p.m. (U.S. Eastern time) in order for shares to be redeemed at that day's net asset value. The Financial Intermediary is responsible for promptly submitting redemption requests and providing proper written redemption instructions. Customary fees and commissions may be charged by the Financial Intermediary for this service.

Redeeming Shares by Telephone


Shares may be redeemed in any amount by calling a Fund provided that Fund has received a properly completed authorization form. These forms can be obtained from the Transfer Agent. Proceeds will be mailed in the form of a check, to the shareholder's address of record or by wire transfer to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. The minimum amount for a wire transfer is $1,000. Proceeds from redeemed shares purchased by check or through ACH will not be wired until the payment has cleared. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day.


Telephone instructions will be recorded. If reasonable procedures are not followed by a Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, redemption by mail (see "Redeeming Shares by Mail") should be considered. If at any time a Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

Redeeming Shares by Mail

Shares may be redeemed in any amount by mailing a written request to: Deutsche Funds, Inc., Federated Shareholder Services Company, P.O. Box 8612, Boston, MA 02266-8612. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: Fund Name and the share Class name; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days after receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined by the Securities and Exchange Act of 1934, as amended. The Funds do not accept signatures guaranteed by a notary public.

Each Fund and the Transfer Agent have adopted standards for accepting signature guarantees from the above institutions. A Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. Each Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.


--------------------------------------------------------------------------------
                          SPECIAL REDEMPTION FEATURES
--------------------------------------------------------------------------------

Systematic Withdrawal Program

The Systematic Withdrawal Program permits the shareholder to request withdrawal of a specified dollar amount (minimum $100) on either a monthly or quarterly basis from accounts with a $10,000 minimum at the time the shareholder elects to participate in the Systematic Withdrawal Program. Under this program, shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder.


Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to shares, and the fluctuation of the net asset value of shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in a Fund. In addition, shareholder accounts are subject to minimum balances. See "Account and Share Information." For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in a Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $10,000. A shareholder may apply for participation in this program through such shareholder's Financial Intermediary. Due to the fact that Class A Shares are sold with a sales charge, it is not advisable for shareholders to continue to purchase Class A Shares while participating in this program. A contingent deferred sales charge may be imposed on Class B Shares.



--------------------------------------------------------------------------------
                        CONTINGENT DEFERRED SALES CHARGE
--------------------------------------------------------------------------------

Shareholders may be subject to a contingent deferred sales charge upon redemption of their shares under the following circumstances:

Class A Shares

No initial sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% is imposed on certain redemptions within one year of purchase. Any applicable contingent deferred sales charge will be imposed on the lesser of the net asset value of the redeemed shares at the time of purchase or the net asset value of the redeemed shares at the time of redemption.

Class B Shares

Shareholders redeeming Class B Shares from their Fund accounts within six full years of the purchase date of those shares will be charged a contingent deferred sales charge by the Distributor. Any applicable contingent deferred sales charge will be imposed on the lesser of (i) the net asset value of the redeemed shares at the time of purchase (or, if such redeemed shares were acquired in an exchange of Class B Shares of another Fund, at the time of purchase of the Class B Shares of the exchanged-from Fund) or (ii) the net asset value of the redeemed shares at the time of redemption.

Class A Shares and Class B Shares


The contingent deferred sales charge will be deducted from the redemption proceeds otherwise payable to the shareholder and will be retained by the Distributor. The contingent deferred sales charge will not be imposed with respect to: (1) shares acquired through the reinvestment of dividends or distributions of long-term capital gains; and (2) shares held for more than six full years from the date of purchase with respect to Class B Shares and one full year from the date of purchase with respect to applicable Class A Shares. Redemptions will be processed in a manner intended to maximize the amount of redemption which will not be subject to a contingent deferred sales charge. In computing the amount of the applicable contingent deferred sales charge, redemptions are deemed to have occurred in the following order: (1)shares acquired through the reinvestment of dividends and long-term capital gains; (2) shares held for more than six full years from the date of purchase with respect to Class B Shares and one full year from the date of purchase with respect to applicable Class A Shares; (3)shares held for fewer than six years with respect to Class B Shares and one full year from the date of purchase with respect to applicable Class A Shares on a first-in, first-out basis. A contingent deferred sales charge is not assessed in connection with an exchange of Fund shares for shares of other funds in the Deutsche Funds in the same class (see "Exchange Privilege"). Any contingent deferred sales charge imposed at the time the Fund shares issued in an exchange from another Deutsche Fund are redeemed is calculated as if the shareholder had held the shares from the date on which such shareholder became a shareholder of the exchanged-from Fund. Moreover, the contingent deferred sales charge will be eliminated with respect to certain redemptions (see "Contingent Deferred Sales Charge--Elimination of Contingent Deferred Sales Charge").

Elimination of Contingent Deferred Sales Charge


The contingent deferred sales charge will be eliminated with respect to the following redemptions: (1) redemptions following the death or disability, as defined in Section 72(m)(7) of the Code, of a shareholder; (2) redemptions representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70 1/2; and (3) involuntary redemptions by a Fund of shares in shareholder accounts that do not comply with the minimum balance requirements. No contingent deferred sales charge will be imposed on redemptions of shares held by Trustees, employees and sales representatives of the Funds, the distributor, or affiliates of the Funds or distributor; employees of any Financial Intermediary that sells shares of the Funds pursuant to a sales agreement with the Distributor; and spouses and children under the age of 21 of the aforementioned persons. Finally, no contingent deferred sales charge will be imposed on the redemption of shares originally purchased through a bank trust department, an investment adviser registered under the Investment Advisers Act of 1940, or retirement plans where the third party administrator has entered into certain arrangements with the Distributor or its affiliates, or any other Financial Intermediary, to the extent that no payments were advanced for purchases made through such entities. The Trustees reserve the right to discontinue elimination of the contingent deferred sales charge. Shareholders will be notified of such elimination. Any shares purchased prior to the termination of such waiver would have the contingent deferred sales charge eliminated as provided in the Fund's Prospectus at the time of the purchase of the shares. If a shareholder making a redemption qualifies for an elimination of the contingent deferred sales charge, the shareholder must notify the Distributor or the transfer agent in writing that such shareholder is entitled to such elimination.


--------------------------------------------------------------------------------
                         ACCOUNT AND SHARE INFORMATION
--------------------------------------------------------------------------------

Certificates and Confirmations

As transfer agent for the Funds, Federated Shareholder Services Company maintains a Share account for each shareholder. Share certificates are not issued unless requested in writing to Federated Shareholder Services Company. No certificates will be issued for fractional shares.

Detailed confirmations of each purchase and redemption are sent to each shareholder. Annual statements are sent to report dividends paid during the year for the Equity Funds and monthly confirmations are sent to report dividends paid during that month for the European Bond Fund.

Accounts with Low Balances

Due to the high cost of maintaining accounts with low balances, a Fund may redeem shares in any account, except retirement plans, and pay the proceeds to the shareholder if the account balance falls below the required minimum value of $5,000. This requirement does not apply, however, if the balance falls below the required minimum value because of changes in the net asset value of the respective share Class. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.


--------------------------------------------------------------------------------
                          DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Dividends consisting of substantially all of a Fund's net investment income, if any, are declared and paid annually with respect to the Equity Funds and monthly with respect to the European Bond Fund. A Fund may also declare an additional dividend of net investment income in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund.

Substantially all the realized net capital gains, if any, of each Fund are declared and paid on an annual basis, except that an additional capital gains distribution may be made in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. All shareholders on the record date are entitled to dividends and capital gains distributions.

Dividends and distributions paid by a Fund are automatically reinvested in additional shares of that Fund at net asset value with no sales charge unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are mailed by check in accordance with the customer's instructions. Each Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.


U.S. federal regulations require that a shareholder provide a certified taxpayer identification number ("TIN") upon opening an account. A TIN is either the Social Security number or employer identification number of the record owner of the account. Failure to furnish a certified TIN to a Fund could subject a shareholder to a $50 penalty which will be imposed by the Internal Revenue Service ("IRS") on the Fund and passed on by the Fund to the shareholder. With respect to individual investors and certain non-qualified retirement plans, U.S. federal regulations generally require the Funds to withhold ("backup withholding") and remit to the U.S. Treasury 31% of any dividends and distributions (including the proceeds of any redemption) payable to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a federal income tax return. Furthermore, the IRS may notify the Funds to institute backup withholding if the IRS determines a shareholder's TIN is incorrect. Backup withholding is not an additional tax; amounts withheld may be credited against the shareholder's U.S. federal income tax liability.



--------------------------------------------------------------------------------
                                NET ASSET VALUE
--------------------------------------------------------------------------------

A Fund's net asset value per share fluctuates. The net asset value for shares of each class is determined by adding the interest of such class of shares in the market value of a Fund's total assets (i.e., the value of its investment in the Portfolio and other assets), subtracting the interest of such class of shares in the liabilities of such Fund and those attributable to such class of shares, and dividing the remainder by the total number of such class of shares outstanding. The net asset value for each class of shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled. Values of assets in each Portfolio are determined on the basis of their market value or where market quotations are not determinable, at fair value as determined by the Trustees of the Portfolio Trust. See "Net Asset Value" in the Statement of Additional Information for information on valuation of portfolio securities.

Each Fund computes its net asset value once daily at 4:00 p.m. (U.S. Eastern time) on Monday through Friday, except on the holidays listed under "Net Asset Value" in the Statement of Additional Information.


--------------------------------------------------------------------------------
                                  ORGANIZATION
--------------------------------------------------------------------------------

The Corporation is an open-end management investment company organized on May 22, 1997, as a corporation under the laws of the State of Maryland. Its offices are located at Federated Investors Tower, Pittsburgh, PA 15222-3779; its toll-free telephone number is 888-4-DEUTSCHE.

The Articles of Incorporation currently permit the Corporation to issue 2,500,000,000 shares of common stock, par value $0.001 per share, of which 10,000,000 shares have been classified as shares of each Fund. The Board of Directors of the Corporation may increase the number of shares the Corporation is authorized to issue without the approval of shareholders. The Board of Directors of the Corporation also has the power to designate one or more additional series of shares of common stock and to classify and reclassify any unissued shares with respect to such series. Currently there are 11 such series and two classes of shares for 10 of the Funds known as Class A Shares and Class B Shares.

Each share of a Fund or Class shall have equal rights with each other share of that Fund or Class with respect to the assets of the Corporation pertaining to that Fund or Class. Upon liquidation of a Fund, shareholders of each Class are entitled to share pro rata in the net assets of the Fund available for distribution to their Class.


Shareholders of a Fund are entitled to one vote for each full share held and to a fractional vote for fractional shares. Shareholders in each Fund generally vote in the aggregate and not by class, unless the law expressly requires otherwise or the Directors determine that the matter to be voted upon affects only the interests of shareholders of a particular Fund or class of shares. The voting rights of shareholders are not cumulative. Shares have no preemptive or conversion rights (other than the automatic conversion of Class B Shares into Class A Shares as described under "Purchase of Shares--Conversion of Class B Shares"). The rights of redemption are described elsewhere herein. Shares are fully paid and nonassessable by the Corporation. It is the intention of the Corporation not to hold meetings of shareholders annually. The Directors of the Corporation may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or By-laws.

The Corporation's Articles of Incorporation provide that the presence in person or by proxy of the holders of record of one third of the shares outstanding and entitled to vote thereat shall constitute a quorum at all meetings of shareholders of a Fund, except as otherwise required by applicable law. The Articles of Incorporation further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of a Fund or Class, a Financial Intermediary may vote any shares as to which that Financial Intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Financial Intermediary is the agent of record. Any shares so voted by a Financial Intermediary are deemed represented at the meeting for purposes of quorum requirements.

Each Portfolio is a series of the Deutsche Portfolios, a trust organized under the law of the State of New York. The Deutsche Portfolios' Declaration of Trust provides that a Fund and other entities investing in a Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Directors of the Corporation believe that neither the Funds nor their shareholders will be adversely affected by reason of the investment of all of the assets of a Fund in its corresponding Portfolio.

Each investor in a Portfolio, including its corresponding Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange is open for regular trading. At 4:00 p.m. (U.S. Eastern time) on each such business day, the value of each investor's beneficial interest in a Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day that represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m. (U.S. Eastern time) on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. (U.S. Eastern time) on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of 4:00 p.m. (U.S. Eastern time) on the following business day of the Portfolio.

Whenever the Corporation is requested to vote on a matter pertaining to a Portfolio, the Corporation will vote its shares without a meeting of shareholders of its corresponding Fund if the proposal is one that, if made with respect to the Fund, would not require the vote of shareholders of the Fund, as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, the Corporation will hold a meeting of shareholders of the Fund and, at the meeting of investors in its corresponding Portfolio, the Corporation will cast all of its votes in the same proportion as the votes of the Fund's shareholders even if all Fund shareholders did not vote. Even if the Corporation votes all its shares at the Portfolio Trust meeting, other investors with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio.


As of March 20, 1998, the following shareholders owned 25% or more of the Funds, and therefore, may for certain purposes be deemed to control the Funds and be able to affect the outcome of certain matters presented for a vote of shareholders:

Federated Administrative Services, Pittsburgh, PA, owned 58.73% of the voting securities of the Class A shares of the Top 50 Europe Fund, comprising 58.73% of the total common stock of the Fund.

Giuseppi Auricchio, New York, NY, and Robert J. and Diane Pastor, Colts Neck, NJ, owned 30.65% and 27.92%, respectively, of the voting securities of the Class A shares of the European Mid-Cap Fund, comprising 30.65% and 27.92%, respectively, of the total common stock of the Fund.

Federated Administrative Services, Pittsburgh, PA, owned 52.85% of the voting securities of the Class A shares of the German Equity Fund, comprising 37.00% of the total common stock of the Fund.

Federated Administrative Services, Pittsburgh, PA, owned 78.69% of the voting securities of the Class A shares of the European Bond Fund, comprising 78.69% of the total common stock of the Fund.


--------------------------------------------------------------------------------
                                     TAXES
--------------------------------------------------------------------------------

The Corporation intends that each Fund will qualify as a separate "regulated investment company" under Subchapter M of the Code. As a regulated investment company, a Fund will not be subject to U.S. federal income tax on its income and gains that it distributes to stockholders, provided that it distributes annually at least 90% of its net investment income (which includes income, other than capital gains, net of operating expenses, and the Fund's net short-term capital gains in excess of its net long-term capital losses) and capital loss carry forward, if any. Each Fund intends to distribute at least annually to its shareholders substantially all of its net investment income and realized net capital gains. Each Portfolio intends to elect to be treated as a partnership for U.S. federal income tax purposes. As such, each Portfolio generally should not be subject to U.S. taxes.

Dividends of net investment income are taxable to a U.S. shareholder as ordinary income whether such distributions are taken in cash or are reinvested in additional shares. Distributions of net capital gains, if any, are taxable to a U.S. shareholder as long-term capital gains, regardless of how long the shareholder has held the Fund's shares and regardless of whether taken in cash or reinvested in additional shares. Dividends and distributions paid by a Fund will not qualify for the deduction for dividends received by corporations.

While each Fund intends to distribute all of its net capital gains annually, each Fund reserves the right to elect to retain some or all of its net capital gains and treat such undistributed gains as having been paid to shareholders. If a Fund makes this election, a shareholder would include the amount of undistributed gains in income as long-term capital gain and would be treated as having paid the tax on such undistributed gains (which tax will instead be paid by the Fund) and the shareholder's basis in the shares of the Fund will be increased by 65% of the amount of undistributed gains included in income.

If the net asset value of shares in any Fund is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution will be taxable even though it represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution when the price of the shares may reflect the amount of the forthcoming distribution. Annual statements as to the current federal tax status of distributions will be mailed to shareholders at the end of each taxable year.

Any gain or loss realized on the redemption or exchange of a Fund's shares by a shareholder who is not a dealer in securities generally will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption or exchange of shares in a Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. In addition, no loss will be allowed on the sale or other disposition of shares of a Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (such as through dividend reinvestment) securities that are substantially identical to the shares of such Fund. For additional information regarding the tax consequences of the reinvestment of the proceeds of a redemption see "Tax Treatment of Reinvestments" above.

It is anticipated that certain income of the Funds will be subject to foreign withholding or other taxes and that each Fund will be eligible to elect to "pass through" to its shareholders the amount of foreign income taxes (including withholding taxes) paid by such Fund. If a Fund makes this election, a shareholder would include in gross income his pro rata share of the foreign income taxes passed through and would be entitled either to deduct such taxes in computing his taxable income (if the shareholder itemizes deductions) or to claim a credit (which would be subject to certain limitations) for such taxes against his U.S. federal income tax liability. A Fund will make such an election only if it deems it to be in the best interests of its shareholders and will notify each shareholder in writing each year that it makes the election of the amount of foreign taxes, if any, to be treated as paid by the shareholder.


The Taxpayer Relief Act of 1997 creates additional categories of capital gains taxable at different rates. The categories of gain and related rates will be passed through to shareholders in capital gains dividends. Shareholders will report on Form 1040 Schedule D the full amount of capital gain dividends received from the portfolio and the portion thereof that is taxed at a maximum 28% rate.

For further information on taxes, see "Taxes" in the Statement of Additional Information.


--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Each Fund sends to its shareholders annual and semiannual reports. The financial statements appearing in annual reports are audited by independent accountants. Shareholders also will be sent confirmations of each purchase and redemption and monthly statements, reflecting all other account activity, including dividends and any distributions reinvested in additional shares or credited as cash.

In addition to selling beneficial interests to its corresponding Fund, a Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the corresponding Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the Administrator at 888-4-DEUTSCHE.

A Fund may withdraw its investment from its corresponding Portfolio at any time if the Board of Directors of the Corporation determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Directors would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective and restrictions as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with its investment objective and policies.

Certain changes in a Portfolio's investment objective, policies or restrictions, or a failure by a Fund's shareholders to approve a change in its corresponding Portfolio's investment objective or restrictions, may require withdrawal of the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) from the Portfolio which may or may not be readily marketable. The distribution in kind may result in the Fund having a less diversified portfolio of investments or adversely affect the Fund's liquidity, and the Fund could incur brokerage, tax or other charges in converting the securities to cash.


--------------------------------------------------------------------------------
                                   APPENDIX A
--------------------------------------------------------------------------------

Member States of the European Union

  Austria, Belgium, Denmark, Finland, France, Germany, Greece, Italy, Ireland, Luxembourg, Netherlands, Portugal, Sweden, Spain, United Kingdom

Organisation for Economic Cooperation and Development Members

  Australia, Austria, Belgium, Canada, Czech Republic, Denmark, Finland, France, Greece, Germany, Hungary, Iceland, Ireland, Italy, Japan, Luxembourg, Mexico, Netherlands, New Zealand, Norway, Poland, Portugal, South Korea, Spain, Sweden, Switzerland, Turkey, United Kingdom, United States

States Party to the Convention on the European Economic Area

  Austria, Belgium, Denmark, Finland, France, Greece, Germany, Iceland, Ireland, Italy, Liechtenstein, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, United Kingdom

Exchanges in European countries which are not Member States of the European Union and not states party to the Convention on the European Economic Area.

  Czech Republic
  Prague

  Hungary
  Budapest

  Slovakia
  Bratislavia

  Switzerland
  Basel, Geneva, Zurich

Exchanges in Non-European countries**

  Argentina
  Buenos Aires

  Australia
  ASX (Sydney, Hobart, Melbourne, Perth)

  Brazil
  Sao Paulo, Rio de Janiero

  Canada
  Toronto, Vancouver, Montreal

  Chile
  Santiago

  Hong Kong
  Hong Kong Stock Exchange

  India***
  Mumbai, Calcutta, Delhi, Madras

  Indonesia
  Jakarta Stock Exchange

  Japan
  Tokyo, Osaka, Nagoya, Kyoto, Fukuoto, Niigata, Sapporo, Hiroshima

  Malaysia
  Kuala Lumpur

  Mexico
  Mexico City

  New Zealand
  Wellington Christchurch/Invercargill, Auckland

  Peru
  Lima

  Philippines
  Manila

  Singapore
  Singapore Stock Exchange

  South Africa
  Johannesburg

  South Korea
  Seoul

  Taiwan***
  Taipei

  Thailand
  Bangkok

  USA

  American Stock Exchange (AMEX), Boston, Chicago, Cincinnati, New York, New York Stock Exchange (NYSE), Philadelphia, San Francisco Pacific Stock Exchange, Los Angeles Pacific Stock Exchange

Regulated Markets in countries which are not members of the European Union and not contracting states of the treaty on the European Economic Area

  Japan**
  Over-the-Counter Market

  Canada**
  Over-the-Counter Market

  South Korea**
  Over-the Counter Market

 **  Not applicable to the Deutsche European Mid-Cap Fund.
***  Not applicable to the Deutsche German Equity Fund.

Switzerland

  Free Trading Zurich, Free Trading Geneva, Exchange Bern Over the Counter Market of the members of the International Securities Market Association
  (ISMA), Zurich

  United States**
  NASDAQ-System
  Over-the-Counter Market (organized markets by the National Association of Securities Dealers, Inc.)

** Not applicable to the Deutsche European Mid-Cap Fund.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Corporation or the Distributor. This Prospectus does not constitute an offer by the Corporation or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Corporation or the Distributor to make such offer in such jurisdiction.







                             Deutsche Top 50 Europe

                              Deutsche Top 50 Asia

                               Deutsche Top 50 US

                         Deutsche European Mid-Cap Fund

                          Deutsche German Equity Fund

                         Deutsche Japanese Equity Fund

                           Deutsche Global Bond Fund

                          Deutsche European Bond Fund

                       Class A Shares and Class B Shares

                      Statement of Additional Information

The Deutsche Top 50 World (the "Top 50 World"), Deutsche Top 50 Europe (the "Top 50 Europe"), Deutsche Top 50 Asia (the "Top 50 Asia"), Deutsche Top 50 US (the "Top 50 US"), Deutsche European Mid-Cap Fund (the "European Mid-Cap Fund"), Deutsche German Equity Fund (the "German Equity Fund"), Deutsche Japanese Equity Fund (the "Japanese Equity Fund"), Deutsche Global Bond Fund (the "Global Bond Fund") and Deutsche European Bond Fund (the "European Bond Fund") (each a "Fund" and, collectively, the "Funds") are each a series of the Deutsche Funds, Inc. (the "Corporation"), a management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund has its own investment objective.

The Corporation seeks to achieve the investment objective of each Fund by investing all of the Fund's investable assets in a corresponding non-diversified, open-end management investment company (each, a "Portfolio" and, collectively, the "Portfolios") listed in Appendix A.

Each Portfolio is a series of the Deutsche Portfolios (the "Portfolio Trust"), an open-end investment company organized as a trust under the laws of the State of New York. Each Portfolio has the same investment objective as its corresponding Fund. There can be no assurance that any Fund or any Portfolio will achieve its investment objective.

Shares of each Fund are offered in two classes known as Class A Shares and Class B Shares (individually and collectively referred to as "Shares" as the context may require). This Statement of Additional Information relates to both classes
of the above-mentioned Shares.     Deutsche Fund Management, Inc. ("DFM"), a
registered investment adviser and an indirect subsidiary of Deutsche Bank AG, a major global financial institution, is the investment manager (the "Manager") of each Portfolio. DWS International Portfolio Management GmbH is the investment adviser (the "DWS Adviser") of each Portfolio except Top 50 US Portfolio. Deutsche Morgan Grenfell Investment Management Inc. is the investment adviser of the Top 50 US Portfolio (the "DMGIM Adviser" and together with the DWS Adviser or severally as the context may require, the "Adviser"). This Statement of Additional Information is not a prospectus and should be read in conjunction with the relevant Fund's Prospectus dated April 30, 1998, a copy of which may be obtained from the Corporation at the address noted below.

Federated Investors Tower
Pittsburgh, PA 15222-3779


     The date of this Statement of Additional Information is April 30, 1998


Edgewood Services, Inc., Distributor

G02179-03 (4/98)



Table of Contents
Investment Objective and Policies                  1
 Equity Investments                                1
 Investment Companies                              1
 Participation Certificates                        1
 Short-Term Instruments                            1
 Zero Coupon Obligations                           2
 Options                                           2
 Foreign Currency Exchange Transactions            3
 Futures Contracts and Options
 on Futures Contracts                              3
 Risk Management                                   5
The German Securities Markets                      6
 Equity Markets                                    6
 Stock Indices                                     7
 Primary Markets                                   8
 Role of Banks in German Capital Markets           8
Japanese Equity Securities Markets                 9
Investment Restrictions                           13
 Non-Fundamental Investment Restrictions          14
Directors, Trustees, and Officers                 15
 Directors of the Corporation and
 Trustees of the Portfolio Trust                  15
 Officers of the Corporation                      16
 Compensation Table--
 Directors of the Corporation                     17
 Compensation Table--
 Trustees of the Portfolio Trust                  17
 Fund Ownership                                   18
Manager                                           19
Adviser                                           20
Administrator                                     21
Operations Agent                                  22
Administrative Agent                              22
Distributor                                       23
Transfer Agent, Custodian, and Fund Accountant    24
Independent Accountants                           24
Purchase of Shares                                25
 Conversion to Federal Funds                      25
Redemption of Shares                              25
 Redemption in Kind                               25
 Elimination of the Contingent
 Deferred Sales Charge                            25
Exchange of Shares                                26
Net Asset Value                                   26
 Fixed Income Securities                          26
 Other Securities                                 26
Performance Data                                  27
 Total Return Quotations                          27
 Yield                                            27
 General                                          28
 Information and Comparisons
 Relating to the Funds, Secondary
 Market Trading, Net Asset Size,
 Performance and Tax Treatment                    28
 Economic and Market Information                  30
Portfolio Transactions                            30
 Portfolio Turnover                               31
Taxes                                             31
 United States Taxation                           31
Description of Shares                             33
Additional Information                            34
Appendix A                                        35
 Funds and Corresponding Portfolios               35
Appendix B--Description of
Security Ratings                                  35
 Standard & Poor's Corporate and
 Municipal Bonds                                  35
 Moody's Corporate and Municipal Bonds            35
Financial Statements                              36



Investment Objective and Policies
--------------------------------------------------------------------------------

The following supplements the information contained in each Fund's Prospectus concerning the investment objectives, policies and techniques of the Portfolios. The descriptions are general and may not be applicable in certain countries in which the Portfolios invest.

Equity Investments

As discussed in each Fund's Prospectus, each Portfolio may invest in the equity securities of domestic and foreign issuers to the extent consistent with its investment objectives and policies. Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. Preferred stock generally carries preferential rights to dividends and amounts payable upon liquidation of the issuer, but may have no voting rights. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible securities, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of common shareholders.

Investment Companies

Up to 5% of the total assets of each Portfolio except the Top 50 US Portfolio may be invested in shares of investment companies, provided these shares are offered to the public without limitation on the number of shares, the shareholders have the right to redeem their shares, and have investment policies consistent with those of the Portfolio. The Top 50 US Portfolio may invest up to 5% of its total assets in the securities of any one investment company and invest in the aggregate up to 10% of its total assets in the securities of investment companies as a group. However, the Top 50 US Portfolio intends that less than 5% of the Portfolio's total assets will be invested in investment company securities during its first year of operations. Each Portfolio may not own more than 3% of the total outstanding voting stock of any other investment company. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.

Subject to the foregoing limitations, shares of another securities investment fund managed by the Manager or the Adviser or by another investment adviser affiliated with the Manager or the Adviser through a substantial direct or indirect interest may be purchased, subject to certain limitations, if the other investment fund according to its investment policies is specialized in a specific geographic area or economic sector. A Portfolio would not, however, pay a sales charge when investing in an investment company managed by the Manager, the Adviser or their affiliates. In addition, no management or advisory fees would be paid by a Portfolio with respect to its assets which are invested in investment companies managed by the Manager, the Adviser or their affiliates.

Participation Certificates

Certain companies have issued participation certificates which entitle the holder to participate only in dividend distributions, generally at rates above those declared on the issuers' common stock, but not to vote, nor usually to any claim for assets in liquidation. Participation certificates trade like common stock on their respective stock exchanges. Such securities may have higher yields; however, they may be less liquid than common stock. The Adviser believes that certain participation certificates have potential for long-term appreciation, depending on their price relative to that of the issuer's equity securities, if publicly traded, and other criteria.

Short-Term Instruments

Although it is intended that the assets of each Portfolio stay invested in the securities described above and in each Fund's Prospectus to the extent practical in light of each Portfolio's investment objective and long-term investment perspective, assets of each Portfolio may be invested in bank deposits and money market instruments maturing in less than 12 months to meet anticipated expenses or for day-to-day operating purposes and when, in the Adviser's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the equity or fixed income markets. In addition, when a Portfolio experiences large cash inflows through additional investments by its investors or the sale of portfolio securities, and desirable securities that are consistent with its investment objective are unavailable in sufficient quantities, assets may be held in short-term investments for a limited time pending availability of such securities. Bank deposits and money market instruments include credit balances and bank certificates of deposit, discounted treasury notes and bills issued by the Federal Republic of Germany ("FRG"), the states of the FRG, the European Union, other member states of the OECD or quasi-government entities of any of the foregoing.

Zero Coupon Obligations

Each Portfolio may also invest in zero coupon obligations, such as zero coupon bonds. Zero coupon obligations pay no current interest, and as a result their prices tend to be more volatile than those of securities that offer regular payments of interest. In order to pay cash distributions representing income on zero coupon obligations, a Portfolio may have to sell other securities on unfavorable terms, and these sales may generate taxable gains for investors in the corresponding Fund.

Options

Each Portfolio may write call and put options and purchase call and put options on securities. A Portfolio will write options on securities for the purpose of increasing its return on such securities and/or to protect the values of its portfolio.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs). A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option (limited to the amount of the premium paid, plus related transaction costs). A Portfolio may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Portfolio has written, however, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Transactions in options, futures contracts, options on futures contracts and forward contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets.

All options purchased or sold by a Portfolio will be traded on a securities exchange or, in the case of Top 50 US Portfolio, will be purchased or sold by securities dealers (in the case of over-the-counter, or "OTC," options) that meet creditworthiness standards approved by the Portfolio Trust's Board of Trustees. In the case of OTC options, the Top 50 US Portfolio relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Portfolio purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction.

The staff of the Securities and Exchange Commission ("SEC") has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities. However, the Top 50 US Portfolio may treat as liquid the underlying securities used to cover written OTC options, provided it has arrangements with certain qualified dealers who agree that such Portfolio may repurchase any option it writes for a maximum price to be calculated by a predetermined formula. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.


Foreign Currency Exchange Transactions

Each Portfolio (except the Top 50 US Portfolio) may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. Each Portfolio may also enter into foreign currency transactions to hedge against a change in foreign currency exchange rates that would affect the value of existing investments denominated or principally traded in a foreign currency. Each Portfolio other than the Provesta Portfolio and the Investa Portfolio may also, in circumstances where the Adviser considers it appropriate, enter into foreign currency exchange transactions for the purpose of hedging the value of such Portfolios against currencies other than the U.S. dollar. To conduct the hedging discussed above, a Portfolio would generally enter into a forward contract to sell the foreign currency in which the investment is denominated in exchange for U.S. dollars or other currency in which the Adviser desires to protect the value of the Portfolio.

Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is difficult, and the successful execution of a hedging strategy is highly uncertain.

Futures Contracts and Options on Futures Contracts

Each Portfolio may purchase or sell futures contracts and purchase put and call options, including put and call options on futures contracts. In addition, each Portfolio may purchase put and call options on futures. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index.

Futures contracts and options on futures contracts may be entered into on foreign exchanges. Investors should recognize that transactions involving foreign securities or foreign currencies, and transactions entered into in foreign countries may involve considerations and risks not typically associated with investing in U.S. markets.

  Futures Contracts

     When a Portfolio purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date and price or to make or receive a cash payment based on the value of a securities index or a financial instrument. When a Portfolio sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date and price or to receive or make a cash payment based on the value of a securities index or a financial instrument. When a Portfolio purchases or sells a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument or index. The price at which the purchase and sale will take place is fixed when a Portfolio enters into the contract. Futures can be held until their delivery dates or the positions can be (and normally are) closed out, by entering into an opposing contract, before then.

     When a Portfolio purchases or sells a futures contract, it is required to make an initial margin deposit. Although the amount may vary, initial margin can be as low as 1% or less of the notional amount of the contract. Additional margin may be required as the contract fluctuates in value. Since the amount of margin is relatively small compared to the value of the securities covered by a futures contract, the potential for gain or loss on a futures contract is much greater than the amount of the Portfolio's initial margin deposit.

  Options on Futures

     Put and call options on futures contracts may be purchased by each Portfolio in order to protect against declines in values of portfolio securities or against increases in the cost of securities to be acquired. Unlike a futures contract, which requires parties to buy or sell the underlying financial instrument or make a cash settlement payment based on changes in the price of the financial instrument on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract. The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Portfolio are paid by that Portfolio into a segregated account as required by the 1940 Act and the SEC's interpretations thereunder.

     Purchase of options on futures contracts may present less risk in hedging a Portfolio than the purchase or sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

  Combined Positions

     Each Portfolio may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

  Options on Securities Indices

     Each Portfolio is also permitted to purchase call and put options on any securities index based on securities in which the Portfolio may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Portfolio, in purchasing index options for hedging purposes, is subject to the risk that the value of its portfolio securities may not change as much as that of an index because the Portfolio's investments generally will not match the composition of an index.

  Warrants

     Each Portfolio may purchase warrants which, like options on futures contracts and options on securities indices, entitle the holder to purchase or sell a futures contract or to a cash payment reflecting the price fluctuation in an index of securities. A Portfolio may also purchase warrants that entitle the holder to a cash payment reflecting the fluctuation in the value of certain financial futures contracts. Warrants on futures contracts and warrants on securities indices differ from the equivalent options in that: (1) they are securities issued by a financial institution/special purpose issuer rather than contracts entered into with a futures exchange and (2) they are traded on a securities exchange rather than on a futures exchange. The use of warrants will generally entail the same risks that are associated with a Portfolio's positions in options on futures and options on securities indices.

  Other Limitations

     The Commodity Exchange Act prohibits U.S. persons, such as a Portfolio, from buying or selling certain foreign futures contracts or options on such contracts. Accordingly, each Portfolio will not engage in foreign futures or options transactions unless the contracts in question may lawfully be purchased and sold by U.S. persons in accordance with applicable Commodity Futures Trading Commission ("CFTC") regulations or CFTC staff advisories, interpretations and no action letters. In addition, in order to assure that a Portfolio will not be considered a "commodity pool" for purposes of CFTC rules, the Portfolio will enter into transactions in futures contracts or options on futures contracts only if (1) such transactions constitute bona fide hedging transactions, as defined under CFTC rules or (2) no more than 5% of the Portfolio's net assets are committed as initial margin or premiums to positions that do not constitute bona fide hedging transactions.

  Correlation of Price Changes

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Portfolio's current or anticipated investments exactly. Each Portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Portfolio's other investments.

     Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Portfolio's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

  Liquidity of Options and Futures Contracts

     There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Portfolio's access to other assets held to cover its options or futures positions could also be impaired.


     Position Limits

     Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Portfolio or its Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

  Asset Coverage for Futures Contracts and Options Positions

     Each Portfolio intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which a Portfolio can commit assets to initial margin deposits and option premiums. In addition, each Portfolio will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or a Portfolio's ability to meet redemption requests or other current obligations.

Risk Management

Each Portfolio may employ non-hedging risk management techniques. Examples of such strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, it might cause the Portfolio to purchase futures contracts on long-term debt securities. Similarly, if the Adviser wishes to decrease fixed income securities or purchase equities, it could cause a Portfolio to sell futures contracts on debt securities and purchase futures contracts on a stock index. Because these risk management techniques involve leverage, they include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

The German Securities Markets
--------------------------------------------------------------------------------

Equity Markets

Equity securities trade on the country's eight regional stock exchanges (Frankfurt, Dusseldorf, Munich, Hamburg, Berlin, Stuttgart, Hanover and Bremen), of which Frankfurt accounted for approximately 78% of the total volume in 1997. While trading in listed securities is not legally or otherwise confined to the exchanges, they are believed to handle the largest part of trading volume in equity transactions.


---------------------------------------------------------
             MARKET CAPITALIZATION AND TRADING VOLUME
    OF EQUITY SECURITIES ON GERMAN STOCK EXCHANGES(1)
                    (IN BILLIONS)
---------------------------------------------------------
                  Market             Trading Volume for
             Capitalization as         the year ended
         of December 31, 1997 (2)   December 31, 1997 (2)
---------------------------------------------------------
 1992      $348.14    DM561.89       $  876.8  DM1,415.2
 1993       463.48         800.10     1,150.3     1,985.8
 1994       499.25         773.88     1,302.9     2,017.9
 1995       544.89         781.10     1,146.8     1,643.9
 1996       635.95         988.77     1,487.6     2,312.9
 1997       825.23       1,483.85     2,067.4     3,717.4
---------------------------------------------------------

 (1) Excluding stocks of foreign-domiciled companies and investment companies.

 (2) U.S. dollar equivalents calculated at year-end exchange rates. The figures for 1992 through 1994 include warrants.

Sources: Deutsche Borse AG and the Deutsche Bundes bank.

German stock exchanges offer three different market segments within which stocks are traded:

(i) The official market (Amtlicher Handel) comprises trading in shares which have been formally admitted to official listing by the admissions committee of the stock exchange concerned, based upon disclosure in the listing application or "prospectus."

(ii) The regulated, unlisted market (Geregelter Market) comprises trading in shares not admitted to official listing. Companies admitted to this market segment are exempt from publishing a full listing prospectus, but are required to submit an offering memorandum. Admission is granted by a special committee which is also responsible for the supervision of the establishment of prices.

(iii) The unofficial unregulated telephone or over-the-counter market (Freiverkehr) comprises trading in securities that have not followed any special listing procedure. It includes trading in securities by telephone or on the stock exchange premises, between banks or through floor brokers prior to or after official trading hours.

For an official listing, the German stock exchanges and pertinent legislation require public disclosure of all information about an issuer considered material to an evaluation of the securities to be listed. Applications must further provide the latest annual financial statements of the issuer with explanatory notes, including disclosure of any liabilities not shown therein. They must also furnish details of the issuer to be listed. Generally, DM 0.5 million par value (i.e., 10,000 shares of DM 50 par value) is considered to be the minimum amount suitable for full listing. Applications for admission to regulated unlisted trading must contain essentially similar information as that required for full listing, but in a condensed form that may be submitted as a memorandum. However, the document, in lieu of being published, may be deposited with paying agents so long as reference is made in one of the official stock exchange publications.


Markets in listed securities are generally of the auction type, but a substantial amount of listed securities also changes hands in inter-bank dealer markets both on and off the stock exchanges. Prices for active stocks, including those of larger companies, are quoted continuously during stock exchange hours. Less active listed and stocks admitted to trading in the regulated unlisted market are quoted only once a day.

Options on both domestic and foreign stocks have been traded since 1970 although trading activity is relatively low. There is also active trading in share warrants, generally issued in conjunction with bonds.

As set forth below under "Role of Banks in German Capital Markets," German banks, brokers and selected domestic investment trusts are regular members of the stock exchanges. Banks may deal on a net basis for their own account, as well as for accounts of domestic and foreign institutional customers during or after regular stock exchange hours.

Stock Indices

Two principal stock indices in Germany are the DAX Index (Deutscher Aktienindex; i.e., German Stock Index) and the CDAX German Composite Index (Composite Deutscher Aktienindex). The DAX Index is composed of the 30 most actively traded German blue-chip stocks. It represents over 71% of the total equity capital of German exchange-listed companies. Trading in these shares accounts for approximately 73% of the stock volume traded on the German exchanges. The CDAX German Composite Index comprises all German stocks listed in the official market at the Frankfurt Stock Exchange.

Set forth in the table below is information concerning the total return of the DAX Index and CDAX Index for each of the periods indicated.


--------------------------------------------------------------------------------
                                                ANNUAL TOTAL RETURN(1)
--------------------------------------------------------------------------------
                                 1992     1993    1994     1995    1996    1997
--------------------------------------------------------------------------------
DAX                             (2.09)%  46.71%  (7.06)%   6.99%  28.17%  47.11%
CDAX                            (6.39)%  44.56%  (5.83)%   4.75%  22.14%  40.83%
Dollar-adjusted DAX             (8.33)%  36.85%    4.12%  15.60%  18.17%  27.63%
Dollar-adjusted CDAX           (12.36)%  34.85%    5.50%  13.17%  12.61%  22.18%
--------------------------------------------------------------------------------

(1)  Based on U.S. dollar returns.

Trading volume tends to concentrate on the relatively few companies having both large market capitalization and a broad distribution of their stock with few or no large holders. The five companies having the largest annual trading volume of their stock in 1997 represented 28.7% of total trading volume on the German stock exchanges: Deutsche Bank AG with DM 254.7 billion, Daimler Benz AG with DM
233.7 billion, Siemens AG with DM 224.7 billion,

Volkswagen AG with DM 192.3 billion, and Bayer AG with DM 145.1 billion.

The actual float available for public trading is significantly smaller than the aggregate market value cited above because of the large extent of long-term holdings by non-financial corporations, family groups and banks. However, the number of publicly traded shares has been increasing in recent years due to a reduction in such holdings on the part of certain insurance companies and public authorities. In addition, the continuing public offerings of equity securities previously controlled by the federal government have contributed to the growing size of the float.

Domestic institutional ownership of German equities, while large relative to that by individuals, is less than that in certain other industrial countries. The German Government is encouraging the expansion of private participation in the equity markets, and has contributed to this process both directly, through public sale of government-owned enterprises, as well as indirectly through fiscal measures.

Set forth in the table below is information concerning the industry composition of the DAX Index and CDAX Index.


-------------------------------------------------------------------
             INDUSTRY COMPOSITION OF DAX(1) AND CDAX(2)
                   INDEX AS OF DECEMBER 31, 1997
-------------------------------------------------------------------
                                                    DAX       CDAX
-------------------------------------------------------------------
Automobile                                        12.21%     10.84%
Construction                                         --       3.05%
Chemicals                                         15.35%     19.01%
Mergers                                              --       0.85%
Electronics Industry                              11.49%      5.69%
Brewery                                              --       0.72%
Hypo Banks                                           --       1.02%
Banks                                             18.55%        --
Credit Banks                                         --      11.10%
Traffic                                            1.25%      0.82%
Mechanical Engineering                             4.82%      7.42%
Paper                                                --       0.86%
Utilities                                         16.45%     18.18%
Steel and Raw Materials                            2.08%      2.17%
Textile                                              --       1.35%
Insurance                                         15.85%     11.57%
Consumer Goods                                     1.96%      5.35%
-------------------------------------------------------------------
  Total                                          100.00%    100.00%
-------------------------------------------------------------------



(1) The DAX Index is comprised of 30 stocks representing approximately 75% of the market capitalization of the Frankfurt stock exchange.

(2) The CDAX Index is comprised of 355 stocks (subject to adjustments).

Primary Markets

The amount of funds raised in equity financings in 1997 decreased by DM 19,846 million to DM 4,961 million while the number of financings increased by 22 to
36. The total value of primary offerings for each of the previous five years of listed equity issues is shown in the table below.


------------------------------------------------
PRIMARY OFFERINGS OF LISTED EQUITY SECURITIES
             BY DOMESTIC ISSUERS
               (MILLIONS OF DM)
------------------------------------------------
        1992 1993   1994   1995    1996  1997
------------------------------------------------
Value  804    833   1,246  6,495  24,807  4,961
------------------------------------------------

Source: Deutsche Borse AG.

Role of Banks in German Capital Markets

As is the case in other continental European developed countries, German commercial and banking laws permit commercial banks to act, either directly or indirectly, as investment bankers/underwriters, managers of mutual and other investment funds and investment advisers, as well as securities broker/dealers. Many German banks, including Deutsche Bank AG ("Deutsche Bank"), are members of stock exchanges in their respective countries. Moreover, they may, directly or indirectly, also provide other financial services such as life insurance, mortgage lending and installment financing. Lastly, they may, and frequently do, maintain long-term equity participations in industrial, commercial or financial enterprises, including enterprises whose voting and other equity securities may be publicly traded and/or listed on national securities exchanges. Recent legislation requires notification of the newly established Securities Trading Supervisory Office and publication if certain thresholds of participating in the voting capital of a stock exchange listed corporation are passed.

Deutsche Bank, the parent of the Manager and the Investment Adviser, holds significant participation in five listed German companies. The term "significant" denotes direct ownership of over 25% of the voting equity which, under German law, provides the holder with veto power in policy decisions, such as a change of business objectives or major acquisitions. Deutsche Bank owns equity interests ranging from 25% to 50% in holding companies that own participations of 25% or more in an additional five listed German companies, most of which are publicly owned. In addition, Deutsche Bank may maintain trading positions in the securities of these and other (domestic and foreign) companies, and may make trading markets in some of them, subject to limitations imposed by applicable law, including the limitations of the German Stock Exchange Law (Borsengesetz) of 1896, as amended. Deutsche Bank directors or officers may, by virtue of such ownership or otherwise, be elected to the Supervisory Boards of these and other companies. Deutsche Bank and its affiliates may also have commercial lending relationships with companies whose
securities a Portfolio may acquire.     In their capacity as underwriters,
German banks originate and manage new issues of domestic and international fixed income and equity securities both in their respective domestic primary market and in the Euromarket. Deutsche Bank frequently acts as lead manager for domestic underwritten offerings of both debt and equity securities. Under an SEC rule, the Portfolios may purchase securities in offerings in which Deutsche Bank or one of its affiliates is the principal underwriter, subject to certain conditions. Directly and through its various wholly-owned affiliates abroad, Deutsche Bank is a major factor in the Eurobond market. Although the Portfolio will not purchase securities from or sell securities to Deutsche Bank, the trading activities of Deutsche Bank as well as the investment positions and underwriting activities in such securities could have either an adverse or beneficial effect on the price of those securities already held in the Portfolio or contemplated for purchase and, depending on the size of Deutsche Bank's position, may or may not affect the availability of the securities for investment of the Portfolio.

Japanese Equity Securities Markets
--------------------------------------------------------------------------------

Listed securities in Japan trade on three Main Japanese Exchanges (the Nagoya Stock Exchange, the Osaka Securities Exchange and the Tokyo Stock Exchange (the "TSE")) and five regional stock exchanges (the Fukuoka Stock Exchange, the Hiroshima Stock Exchange, the Kyoto Stock Exchange, the Niigata Stock Exchange and the Sapporo Stock Exchange). The TSE is the largest and most prestigious of the exchanges and is widely regarded as the central marketplace for all of Japan.

There are two widely followed price indices in Japan for listed securities. The Nikkei Stock Average ("NSA") is the arithmetic average of 225 selected stocks computed by a private corporation. The Tokyo Stock Price Index ("TOPIX"), published by the TSE, is the composite index of all common stock listed on the First Section of the TSE. TOPIX reflects the change in the aggregate market value of the common stocks as compared to the aggregate market value of those
stocks as of the close on January 4, 1968.     The following table sets forth
the year-end NSA and TOPIX for 1987 through 1997 and yen and dollar-adjusted total return information for those years.


-------------------------------------------------------------------------
                     NSA                                TOPIX
-------------------------------------------------------------------------
                      Total Return(1)             Total Return(1)
-------------------------------------------------------------------------
                                Dollar                           Dollar
          Index     (Yen)      Adjusted       Index     (Yen)   Adjusted
-------------------------------------------------------------------------
1987    21,564.00   15.31%       50.54%    1,725.83   10.89%     44.77%
1988    30,159.00   39.86%       35.61%    2,357.03   36.57%     32.42%
1989    38,915.87   29.04%       12.21%    2,881.37   22.25%      6.31%
1990    23,848.71  -38.72%      -35.08%    1,733.83  -39.83%    -36.26%
1991    22,983.77   -3.63%        4.75%    1,714.68   -1.10%      7.49%
1992    16,924.95  -26.36%      -26.33%    1,307.66  -23.74%    -23.71%
1993    17,417.24    2.91%       15.02%    1,439.31   10.07%     23.03%
1994    19,723.06   13.24%       27.00%    1,559.09    8.32%     21.48%
1995    19,868.15    0.74%       -2.85%    1,577.70    1.19%     -2.41%
1996    19,361.35   -2.55%      -13.06%    1,470.94   -6.77%    -16.83%
1997    15,258.74  -21.19%      -29.65%    1,175.03  -20.12%    -28.69%
-------------------------------------------------------------------------

(1) Total return is the percent change in the index from the start of the year to the end.

Sources: Tokyo Stock Exchange, Annual Securities Statistics (1998); Monthly Statistics Report (Dec. 1987, 1988, 1989, 1990, 1991, 1992, 1993, 1994, 1995,
1996, 1997).


The Japanese stock and real estate markets of the late 1980s have been dubbed "bubble" markets because they were characterized by dramatic increases in the volume of trading and transactions as well as in prices of stock and land. Such increases were driven by investors' expectations that stock and land prices would rise even further for the foreseeable future, thereby justifying (in their minds) their over-priced investments in Japanese stock and real estate. Many of such investments were financed with secured loans from Japan's banks and so-called "non-bank banks" (i.e., companies that are not licensed by the Minister of Finance to engage in the business of commercial banking but that are primarily engaged in the business of commercial lending).

The collapse of the "bubble" stock market in 1990 had a material adverse impact on the financial situation of various participants therein. Such collapse also led to various problems involving irregular practices in the securities business, such as compensation to favored customers by securities companies for trading and other losses. The decline in stock prices has raised the cost of capital for industry and has reduced the value of stock holdings by banks and corporations. These effects have, in turn, contributed to the recent weakness in Japan's economy and could continue to have an adverse impact in the future.

The following table sets forth the aggregate trading volume and the value of Japanese stocks on the eight Japanese stock exchanges for the years 1989 through 1997. Trading on the TSE represented over 72% of trading volume in each year.


-----------------------------------------
               VOLUME          VALUE
YEAR   (MILLIONS OF SHARES) ((Yen) BILS.)
-----------------------------------------
1989           256,296        386,395
1990           145,837        231,837
1991           107,844        134,160
1992            82,563         80,456
1993           101,172        106,123
1994           105,936        114,622
1995           120,148        115,840
1996           126,496        136,170
1997           151,445         16,038
-----------------------------------------


Source: Tokyo Stock Exchange, Fact Book 1998.

The Main Japanese Exchanges divide listed companies into First and Second Sections. Generally, larger, established companies are assigned to the First Section. Such companies meet more stringent listing criteria relating to the size and business condition of the issuing company, the liquidity of its securities and other factors pertinent to investor protection. At the end of 1997, 1,327 Japanese companies were listed on the First Section of the TSE. Newly listed and smaller companies are assigned to the Second Section. At the end of 1997, 478 Japanese companies were listed on the Second Section of the TSE. In an effort to increase the number of companies listed on the Second Section, the Second Section listing requirements prescribed by each of the Main Japanese Exchanges were lowered in 1996.

The 20 leading Japanese companies on the TSE, by market value, represented 35.4% of the total market value of the TSE at year-end 1997. In 1997, three industrial groups accounted for approximately 41% of the total market value of the TSE: banks, 15.4%; electric appliances, 14.8%; and transportation equipment, 10.7%. The following table sets forth the number of companies listed on the TSE and market value by industrial group for year-end 1997.


--------------------------------------------------------------------------
                                                 Number of  Market Values
                                                 Companies  ((Yen) bils.)
--------------------------------------------------------------------------
Fishery, Agriculture & Forestry                          7            247
Mining                                                   9            312
Construction                                           147          6,127
Foods                                                   92          8,171
Textiles & Apparels                                     64          3,385
Pulp & Paper                                            22          1,668
Chemicals                                              131         12,898
Pharmaceutical                                          39         10,679
Oil & Coal Products                                     13          1,754
Rubber Products                                         15          2,894
Glass & Ceramics Products                               40          2,811
Iron & Steel                                            51          4,444
Nonferrous Metals                                       34          3,847
Metal Products                                          48          1,707
Machinery                                              150          8,835
Electric Appliances                                    183         41,818
Transportation Equipment                                88         30,331
Precision Instruments                                   28          2,294
Other Products                                          51          7,727
Electric Power & Gas                                    17         12,653
Land Transportation                                     38         13,071
Marine Transportation                                   21            894
Air Transportation                                       5          1,413
Warehousing & Harbor
  Transportation Services                               24            637
Communication                                            4          7,735
Wholesale Trade                                        124          8,140
Retail Trade                                            93         14,305
Banks                                                  103         43,435
Securities                                              25          5,181
Insurance                                               14          5,185
Other Financing Businesses                              23          5,380
Real Estate                                             26          3,802
Services                                                76          8,096
--------------------------------------------------------------------------
Total                                                1,805        281,876
--------------------------------------------------------------------------
Manufacturing                                        1,049        145,263
Non-Manufacturing                                      756        136,613
--------------------------------------------------------------------------
Total                                                1,805        281,876
--------------------------------------------------------------------------


Source: Tokyo Stock Exchange, Fact Book 1998.

The amount of funds raised in equity financings by all the companies listed on the TSE in 1997 decreased by 595 billion yen to 938 billion yen while the number of financings decreased by 111 to 142. The following table sets forth the number of equity financings by companies listed on the TSE and the amount raised for each of 1992 through 1997.


--------------------------------------------------------------------------------------------------------------------------------
                     RIGHTS                    PUBLIC                 PRIVATE                  EXERCISE
                    OFFERINGS                 OFFERINGS              PLACEMENTS               OF WARRANTS           TOTAL
--------------------------------------------------------------------------------------------------------------------------------
               Number       Amount        Number      Amount       Number     Amount       Number       Amount       Amount
                 of         Raised          of        Raised         of       Raised         of         Raised       Raised
             Financings  ((Yen)bils.)   Financings ((Yen) bils.) Financings ((Yen) bils.) Financings ((Yen) bils.) ((Yen) bils.)
--------------------------------------------------------------------------------------------------------------------------------
1992               20          111            3          4           22        102            127        203           419
1993                9           48            4          7           14        150            184        617           822
1994                2           10           18        237            8        239            180        451           935
1995               12           96            8         33           19        160            118        299           588
1996                9          337           36        305           20        218            187        673         1,533
1997                9           73           26        128           19        369             88        368           938
--------------------------------------------------------------------------------------------------------------------------------


Source: Tokyo Stock Exchange, Fact Book 1998.


Investment Restrictions
--------------------------------------------------------------------------------

The investment restrictions of each Fund and its corresponding Portfolio are identical, unless otherwise specified. Accordingly, references below to a Fund also include its corresponding Portfolio unless the context requires otherwise; similarly, references to a Portfolio also include its corresponding Fund unless the context requires otherwise.

The investment restrictions below have been adopted by the Corporation with respect to each Fund as indicated and by the Portfolio Trust with respect to each Portfolio as indicated. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of a Fund or a Portfolio, as the case may be. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities except as otherwise noted. Whenever a Fund is requested to vote on a change in the fundamental investment restrictions of its corresponding Portfolio, the Corporation will hold a meeting of Fund shareholders and will cast its votes as instructed by such Fund's shareholders.

Unless Sections 8(b)(1) and 13(a) of the 1940 Act or any SEC or SEC staff interpretations thereof are amended or modified and except that the Corporation may invest all of each Fund's assets in its corresponding Portfolio, each of the Funds and its corresponding Portfolio may not:

1. Purchase any security if, as a result, 25% or more of its total assets would be invested in securities of issuers in any single industry. This limitation shall not apply to securities issued or guaranteed as to principal or interest by the U.S. Government or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 7 below, the issuance of shares in multiple classes or series, the purchase or sale of options, futures contracts, forward commitments, swaps and transactions in repurchase agreements are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed one-third of the Fund's total assets (including the amount borrowed) (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of interests in the Portfolio or Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) pursuant to reverse repurchase agreements entered into by the Portfolio.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act").

5. Purchase or sell real estate except that a Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.

6. Purchase or sell commodities or commodity contracts, except the Portfolio may purchase and sell financial futures contracts, options on financial futures contracts and warrants and may enter into swap and forward commitment transactions.

7. Make loans, except that the Portfolio may (1) lend portfolio securities with a value not exceeding one-third of the Portfolio's total assets, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities (including privately issued debt securities), bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.


Non-Fundamental Investment Restrictions

The investment restrictions described below are non-fundamental policies of the Funds and their corresponding Portfolios and may be changed by their respective Directors or Trustees. These non-fundamental investment policies require that each Fund and its corresponding Portfolio may not (except that the Corporation may invest all of each Fund's assets in its corresponding Portfolio):

(i) Acquire securities of other investment companies, except as permitted by the 1940 Act or any rule, order or interpretation thereunder, or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange, provided that Provesta Portfolio and Investa Portfolio shall each be limited to 5% in the amount of its total assets that may be invested in the aggregate in securities of investment companies as a group. Currently the 1940 Act prohibits a Portfolio from acquiring securities of other investment companies if as a result (i) more than 5% of the value of a Portfolio's total assets will be invested in the securities of any one investment company, (ii) more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, or (iii) more than 3% of the outstanding voting stock of any one investment company will be owned by a Portfolio;

(ii) Acquire any illiquid investments, such as repurchase agreements with more than seven days to maturity, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments that are illiquid;

(iii) Invest more than 10% of its net assets in unlisted securities and Notes (as defined in the Fund's prospectus);

(iv) Sell any security short, except to the extent permitted by the 1940 Act. Transactions in futures contracts and options shall not constitute selling securities short; or

(v) Purchase securities on margin, but a Portfolio may obtain such short term credits as may be necessary for the clearance of transactions.

The DWS Funds are subject to regulation under the German Investment Companies Act. Therefore, in addition to the investment policies discussed herein and in the Prospectus, each Fund, except Top 50 US and its corresponding Portfolio, has adopted additional non-fundamental investment policies. These non-fundamental investment policies require that each such Fund and its corresponding Portfolio may not (except that the Corporation may invest all of each Fund's assets in its corresponding Portfolio):

(i) Invest more than 10% of its net assets in the securities of any one issuer or invest more than 40% of its net assets in the aggregate in the securities of those issuers in which the Portfolio has invested in excess of 5% but not more than 10% of its net assets. For purposes of this restriction, mortgage bonds and municipal bonds as well as bonds and Notes issued by the FRG, the states of the FRG, a member state of the European Union ("EU"), a state party to the Convention on the European Economic Area ("CEEA"), a member state of the Organization for Economic Cooperation and Development ("OECD") or the EU shall be valued at half of their value. Bonds of credit institutions situated in a member state of the EU or state party to the CEEA shall be valued at half their value provided that the credit institutions are by law subject to a special public supervision to protect the holders of such bonds and provided the funds raised through the issue of such bonds are invested in accordance with the legal provisions in assets, which provide sufficient coverage for the ensuing liabilities throughout the entire life of the bonds and which in case of deficiency of the issuer are earmarked for prior redemption of principal and payment of interest. Securities and Notes issued by companies in the same affiliated group shall be considered securities of the same issuer (borrower);

(ii) Purchase bonds of the same issuer to the extent that their total value exceeds 10% of the total value of the bonds outstanding of the same issuer. This restriction does not apply to bonds issued by a national government, a local authority of a member state of the EU, a state party to the CEEA or by the EU, or if one of these bodies guarantees the payment of interest or the repayment of principal. For purchases, the above limit need not be complied with if the total value of the outstanding bonds of the same issuer cannot be determined;

(iii) Purchase non-voting shares of the same issuer to the extent that the total value exceeds 10% of the total value of non-voting shares of the issuer; and

(iv) Borrow money, except in amounts not to exceed 10% of the Fund's total assets (including the amount borrowed).

The European Bond Fund is subject to an additional non-fundamental investment restriction: no more than 10% of the value of its total assets will be invested in equity securities (including warrants).

  All Funds

     There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

     For purposes of fundamental investment restrictions regarding industry concentration, the Adviser may classify issuers by industry based on classifications used by Micropal, a leading company offering a comprehensive and accurate performance measurement service specializing in collective investment vehicles. Micropal monitors all the world's major fund markets and has a range of clients from financial institutions to individual investors. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

Directors, Trustees, and Officers
--------------------------------------------------------------------------------

The Directors of the Corporation, Trustees of the Portfolio Trust and executive officers of the Corporation, and principal occupations during the past five years (although their titles may have varied during the period) and business addresses are:

Directors of the Corporation and Trustees of the Portfolio Trust
--------------------------------------------------------------------------------

Edward C. Schmults

Member of the Board of Directors of Green Point Financial Corp. Chairman of the Board of Trustees of The Edna McConnell Clark Foundation. Director of The Germany Fund, Inc. and The Central European Equity Fund, Inc. Senior Vice President - External Affairs and General Counsel of GTE Corporation (prior to
1994). Mr. Schmults' address is Rural Route One, Box 788, Cuttingsville, VT
05738.
--------------------------------------------------------------------------------

Robert H. Wadsworth

President of The Wadsworth Group, First Fund Distributors, Inc. and Guinness Flight Investment Funds, Inc. Director of The Germany Fund, Inc., The New Germany Fund, Inc. and The Central European Equity Fund, Inc. Vice President of Professionally Managed Portfolios and Advisors Series Trust. Mr. Wadsworth's address is Investment Company Administration Corp., 479 West 22nd Street, New York, NY 10011.
--------------------------------------------------------------------------------

Werner Walbroel

President and Chief Executive of the German American Chamber of Commerce, Inc. Member of the United States German Youth Exchange Council. Director of TUV Rheinland of North America, Inc. President and Director of German American Partnership Program. Director of The Germany Fund, Inc., DB New World Fund, Limited and LDC, and The Central European Equity Fund, Inc. Mr Walbroel's address is German American Chamber of Commerce, Inc., 40 West 57th Street, New York, NY 10019.
--------------------------------------------------------------------------------

G. Richard Stamberger*+

Managing Director of Deutsche Morgan Grenfell Inc. President, Deutsche Morgan Grenfell Investment Management Inc. Director of The Germany Fund, Inc. and The Central European Equity Fund, Inc. Managing Director of C.J. Lawrence, Inc. (prior to 1993). Mr Stamberger's address is Deutsche Morgan Grenfell Investment Management Inc., 31 West 52nd Street, New York, NY 10019.
--------------------------------------------------------------------------------

Christian Strenger*+

Managing Director of DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH (since
1991). Director of The Germany Fund, Inc., The New Germany Fund, Inc. and The Central European Equity Fund, Inc. Managing Director of Deutsche Bank Securities Corp. (prior to 1991). Mr. Strenger's address is DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH, Gruneburgweg 113-115, 60323 Frankfurt am Main, Germany.
--------------------------------------------------------------------------------

Officers of the Corporation

--------------------------------------------------------------------------------

Brian A. Lee+

President. President and Managing Director of DFM (since January 1997). Director of Deutsche Bank Trust Company (since 1994). President and Chief Operating Officer of Deutsche Bank Trust Company (1994-1997). Director of Deutsche Bank Securities Corp. (1993-1994). Director of Value Line Securities, Inc. (1992-
1993). National Director and Head of Retail Sales and Service Division, The Dreyfus Corporation (prior to 1992). Director, Boggy Creek Hole in the Wall Gang Camp for Children. Trustee, Valley Hospital. Director, Capital Sources Board, State of New Jersey.
--------------------------------------------------------------------------------

Joseph Cheung

Treasurer. Vice President (since 1996), Assistant Vice President (1994-1996) and Associate (1991-1994) of Deutsche Morgan Grenfell Inc. Treasurer of the Country Baskets SM Index Fund, Inc. (1996-1997). Assistant Secretary and Assistant Treasurer of The Germany Fund, Inc., The Central European Equity Fund, Inc. and the New Germany Fund, Inc. (since 1993).
--------------------------------------------------------------------------------

Robert R. Gambee

Secretary. Director of Deutsche Morgan Grenfell, Inc. (since 1992). First Vice President of Deutsche Morgan Grenfell, Inc. (1987-1991). Treasurer and Secretary of The Germany Fund, Inc., The Central European Equity Fund, Inc., and the New Germany Fund, Inc.
--------------------------------------------------------------------------------

Laura Weber

Assistant Secretary and Assistant Treasurer. Associate of Deutsche Morgan Grenfell Inc. (since June 1997). Manager of Raymond James Financial (1996-1997). Portfolio Accountant of Oppenheimer Capital (1995-1996). Supervisor (1994-1995) and Mutual Fund Accountant (1993-1994) of Alliance Capital Management.
--------------------------------------------------------------------------------

 * Is an "interested person" of the Corporation or the Portfolio Trust as that term is defined in the 1940 act.

 + Mr. Lee, Mr. Strenger and Mr. Stamberger own less than 1% of the shares of Deutsche Bank AG, of which the Manager and Adviser are indirect subsidiaries.

The address of each officer of the Corporation is 31 West 52nd Street, New York, NY 10019.

Officers of the Portfolio Trust
--------------------------------------------------------------------------------
Holger Naumann
Treasurer. Director of DFM (since January 1997). Head of Participations at DWS-DGW since December 1995). Group Strategy Department at Deutsche Bank AG (prior to December 1995).
--------------------------------------------------------------------------------



Compensation Table--Directors of the Corporation
--------------------------------------------------------------------------------

                           AGGREGATE        PENSION OR                           ESTIMATED TOTAL
                          COMPENSATION  RETIREMENT BENEFITS  ESTIMATED ANNUAL      COMPENSATION
                            FROM THE      ACCRUED AS PART     BENEFITS UPON    FROM THE CORPORATION
                          CORPORATION    OF FUND EXPENSES       RETIREMENT      AND FUND COMPLEX*+
Edward C. Schmults,
Director                     $7,000           None                 None                $44,750
Robert H. Wadsworth,
Director                     $7,000           None                 None                $62,000
Werner Walbroel,
Director                     $7,000           None                 None                $46,250
G. Richard Stamberger,
Director                       None           None                 None                   None
Christian Strenger,
Director                       None           None                 None                   None

* The Fund Complex consists of the Corporation, the Portfolio Trust, The New Germany Fund, Inc., The Central European Equity Fund, Inc. and The Germany Fund, Inc.

+ Information is furnished for the period from May 22, 1997, organization date of the Corporation, to August 31, 1998.


Compensation Table--Trustees of the Portfolio Trust
--------------------------------------------------------------------------------


                            AGGREGATE         PENSION OR                                ESTIMATED TOTAL
                          COMPENSATION   RETIREMENT BENEFITS      ESTIMATED ANNUAL     COMPENSATION FROM
                            FROM THE       ACCRUED AS PART          BENEFITS UPON     THE PORTFOLIO TRUST
                        PORTFOLIO TRUST   OF FUND EXPENSES           RETIREMENT        AND FUND COMPLEX*+
Edward C. Schmults,
Trustee                      7,000              None                    None                 $44,750
Robert H. Wadsworth,
Trustee                      7,000              None                    None                 $62,000
Werner Walbroel,
Trustee                      7,000              None                    None                 $46,250
G. Richard Stamberger,
Trustee                      None               None                    None                    None
Christian Strenger,
Trustee                      None               None                    None                    None


* The Fund Complex consists of the Portfolio Trust, the Corporation, The New Germany Fund, Inc., The Central European Equity Fund, Inc. and The Germany Fund, Inc.

+ Information is furnished for the period from May 22, 1997, organization date of the Portfolio Trust, to August 31, 1998.


The non-interested Directors of the Corporation receive a base annual fee of $5,000 and $500 per meeting attended, plus expenses, which are paid jointly by all series of the Corporation and allocated among the series based upon their respective net assets.

The non-interested Trustees of the Portfolio Trust receive a base annual fee of $5,000 and $500 per meeting attended, plus expenses, which are paid jointly by all series of the Portfolio Trust and allocated among the series based upon their respective net assets.

Neither the Corporation nor the Portfolio Trust requires employees, and none of the Corporation's officers devotes full time to the affairs of the Corporation or receive any compensation from a Fund or a Portfolio.

Fund Ownership

As of March 20, 1998, the Directors of the Corporation, Trustees of the Portfolio Trust and Officers of the Corporation and the Portfolio Trust as a group owned approximately 205 (5.53%) Class A shares of the Top 50 World Fund, approximately 307 (20.34%) Class A shares of the Top 50 Europe Fund, no outstanding Shares of the Top 50 Asia Fund, no outstanding Shares of the Top 50 US Fund, approximately 208 (3.86%) Class A shares of the European Mid-Cap Fund, approximately 301 (17.94%) Class A shares of the German Equity Fund, no outstanding Shares of the Japanese Equity Fund, Global Bond Fund, and the European Bond Fund.

As of March 20, 1998, Directors of the Corporation, Trustees of the Portfolio Trust and Officers of the Corporation and the Portfolio Trust as a group owned none of the beneficial interests in any of the Portfolio Trust. As of the same date, no person owned 5% or more of the voting stock of any Portfolio except that the Corporation owned 100% of the outstanding beneficial interests in each Portfolio.

As of March 20, 1998, the following shareholders of record owned 5% or more of the outstanding Class A shares of the Top 50 World Fund: Federated Administrative Services, Pittsburgh, PA, owned approximately 888 (23.98%) Class A shares; Scott I. Kaplan, New York, NY, owned approximately 831 (22.42%) Class A shares; Ronald G. Lehman, New York, NY, owned approximately 338 (9.14%) Class A shares; Giuseppi Auricchio, New York, NY, owned approximately 296 (8.00%) Class A shares; Brian A. and Pamela M. Lee, Franklin Lakes, NJ, owned approximately 205 (5.53%) Class A shares; Juergen Wittig, Brooklyn, NY, owned approximately 200 (5.40%) Class A shares; Daniel C. and Margaret Sblendorio, Middletown, NJ, owned approximately 196 (5.31%) Class A shares; Stuart M. Rossmiller, Montclair, NJ, owned approximately 186 (5.04%) Class A shares; and Thomas J. Mollica, Manalapan, NJ, owned approximately 186 (5.04%) Class A shares. As of the same date no shareholders of record owned 5% or more of the outstanding Class B shares of the Top 50 World Fund.

As of March 20, 1998, the following shareholders of record owned 5% or more of the outstanding Class A shares of the Top 50 Europe Fund: Federated Administrative Services, Pittsburgh, PA, owned approximately 888 (58.73%) Class A shares; Brian A. and Pamela M. Lee, Franklin Lakes, NJ, owned approximately 307 (20.34%) Class A shares; and Daniel C. and Margaret Sblendorio, Middletown, NJ, owned approximately 196 (13.01%) Class A shares. As of the same date, no shareholders of record owned 5% or more of the outstanding Class B shares of the Top 50 Europe Fund.

As of March 20, 1998, the following shareholders of record owned 5% or more of the outstanding Class A shares of the Top 50 Asia Fund: Federated Administrative Services, Pittsburgh, PA, owned approximately 888 (48.51%) Class A shares; Robert D. Mancuso, Medfield, MA, owned approximately 327 (17.85%) Class A shares; Carl DiFrancesco, Livingston, NJ, owned approximately 276 (15.10%) Class A shares; and Daniel C. and Margaret Sblendorio, Middletown, NJ, owned approximately 224 (12.23%) Class A shares. As of the same date, no shareholders of record owned 5% or more of the outstanding Class B shares of the Top 50 Asia Fund.

As of March 20, 1998, the following shareholders of record owned 5% or more of the outstanding Class A shares of the Top 50 US Fund: Deutsche Morgan Grenfell, Inc. (as record holder for its clients), New York, NY, owned approximately 85,288 (76.70%) Class A shares; and Miter & Co., Milwaukee, WI, owned approximately 17,618 (15.84%) Class A shares. As of the same date, the following shareholder of record owned 5% or more of the outstanding Class B shares of the Top 50 US Fund: Deutsche Morgan Grenfell, Inc. (as record holder for its client), New York, NY, owned 4,000 (100%) Class B shares.

As of March 20, 1998, the following shareholders of record owned 5% or more of the outstanding Class A shares of the European Mid-Cap Fund: Guiseppi Auricchio, New York, NY, owned approximately 1,654 (30.65%) Class A shares; Robert J. and Diane Pastor, Colts Neck, NJ, owned approximately 1,507 (27.92%) Class A shares; Federated Administrative Services, Pittsburgh, PA, owned approximately 888 (16.47%) Class A shares; and Clair J. Zak, New York, NY, owned approximately 406 (7.54%) Class A shares. As of the same date, no shareholders of record owned 5% or more of the outstanding Class B shares of the European Mid-Cap Fund.

As of March 20, 1998, the following shareholders of record owned 5% or more of the outstanding Class A shares of the German Equity Fund: Federated Administrative Services, Pittsburgh, PA, owned approximately 888 (52.85%) Class A shares; Brian A. and Pamela M. Lee, Franklin Lakes, NJ, owned approximately 301 (17.94%) Class A shares; Joachim W. Hall and Barbara Schumann, Freeport, NY, owned approximately 200 (11.93%) Class A shares; and Daniel C. and Margaret Sblendorio, Middletown, NJ, owned approximately 192 (11.42%) Class A shares. As of the same date, the following shareholders of record owned 5% or more of the outstanding Class B shares of the German Equity Fund: Theodore and Alison J. Mazurkiewicz, Lake Zurich, IL, owned 400 (55.56%) Class B shares; Investors Bank & Trust Co., FBO Alison J. Mazurkiewicz Roth IRA, Lake Zurich, IL, owned 160 (22.22%) Class B shares; and Investors Bank & Trust Co., FBO Theodore Mazurkiewicz Roth IRA, Lake Zurich, IL, owned 160 (22.22%) Class B shares.

As of March 20, 1998, the following shareholders of record owned 5% or more of the outstanding Class A shares of the Japanese Equity Fund: Federated Administrative Services, Pittsburgh, PA, owned approximately 888 (74.75%) Class A shares; and Daniel C. and Margaret Sblendorio, Middletown, NJ, owned approximately 239 (20.15%) Class A shares. As of the same date, no shareholders of record owned 5% or more of the outstanding Class B shares of the Japanese Equity Fund.

As of March 20, 1998, the following shareholders of record owned 5% or more of the outstanding Class A shares of the Global Bond Fund: Robert J. and Diane Pastor, Colts Neck, NJ, owned approximately 1,574 (44.54%) Class A shares; Wolf
A. Kluge, New York, NY, owned approximately 938 (26.54%) Class A shares; and Federated Administrative Services, Pittsburgh, PA, owned approximately 888 (25.14%) Class A shares. As of the same date, no shareholders of record owned 5% or more of the outstanding Class B shares of the Global Bond Fund.

As of March 20, 1998, the following shareholders of record owned 5% or more of the outstanding Class A shares of the European Bond Fund: Federated Administrative Services, Pittsburgh, PA, owned approximately 888 (78.69%) Class A shares; and Joachim W. Hall and Barbara Schumann, Freeport, NY, owned approximately 197 (17.50%) Class A shares. As of the same date, no shareholders of record owned 5% or more of the outstanding Class B shares of the European Bond Fund.

Manager
--------------------------------------------------------------------------------

The investment manager to each Portfolio is DFM, an indirect subsidiary of Deutsche Bank AG, a major global banking institution head quarters in Germany. DFM, with principal offices at 31 West 52nd Street, New York, New York 10019, is a Delaware corporation and registered investment adviser under the Investment Advisers Act of 1940.

Pursuant to an investment management agreement with the Portfolio Trust with respect to each Portfolio (the "Management Agreement"), DFM acts as investment manager to each Portfolio and, subject to the supervision of the Board of Trustees of the Portfolio Trust, is responsible for, but may and has delegated as described below, under "Adviser," the management of the investment operations of each Portfolio's investments in accordance with its investment objective, policies and restrictions. DFM also provides each Portfolio with overall supervisory services over the other service providers and certain other services. The investment management services DFM provides to each Portfolio are not exclusive under the terms of the Management Agreement. DFM is free to render similar investment management services to others.

The Management Agreement is dated July 28, 1997, and will remain in effect until July 28, 1999, and from year to year thereafter, but only so long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the related Portfolio, or by the Portfolio Trust's Trustees, and
(ii) by a vote of a majority of the Trustees of the Portfolio Trust who are not parties to such Management Agreement or "interested persons" (as defined in the 1940 Act) of the Portfolio Trust, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement was initially approved at a meeting held on July 28, 1997. The Management Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Portfolio Trust's Trustees, or by a vote of the holders of a majority of the related Portfolio's outstanding voting securities, on 60 days' written notice to the Manager and by the Manager on 90 days' written notice to the Portfolio Trust. The Management Agreement provides that neither DFM nor its personnel shall be liable for any error of judgment or mistake of law or for any loss or expense in connection with the matters in which the agreement relates, except a loss resulting from wilful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement. See "Additional Information."

As compensation for the services rendered and related expenses borne by DFM under the Management Agreement with the Portfolio Trust with respect to each Portfolio, DFM receives a fee from each of Top 50 World, Top 50 Europe and Top 50 Asia Portfolio, each Equity Portfolio (except the foregoing three Top 50 Portfolios) and each Bond Portfolio, which is computed daily and may be paid monthly, equal to 1.00%, 0.85% and 0.75%, respectively, of the average daily net assets of such Portfolio on an annualized basis for the Portfolio's then-current fiscal year.


From the Portfolios' commencement of operations through February 28, 1998, DFM earned management fees as follows:



----------------------------------------------------------
                             COMMENCEMENT
         PORTFOLIO           OF OPERATIONS  MANAGEMENT FEE
----------------------------------------------------------
Top 50 World Portfolio             10/2/97         $24,276
Top 50 Europe Portfolio            10/2/97          19,927
Top 50 Asia Portfolio             10/14/97          58,531
Top 50 US Portfolio                10/2/97          13,124
Provesta Portfolio                10/17/97           6,485
Investa Portfolio                 10/17/97           6,593
Japanese Equity Portfolio         10/20/97           5,400
Global Bond Portfolio             10/15/97           7,704
European Bond Portfolio           10/17/97           6,256
----------------------------------------------------------


The Glass-Steagall Act and other applicable laws generally prohibit banks (including foreign banks having U.S. operations, such as Deutsche Bank AG) from engaging in the business of underwriting or distributing securities in the United States, and the Board of Governors of the Federal Reserve System has issued an interpretation to the effect that under these laws a bank holding company registered under the Federal Bank Holding Company Act (or a foreign bank subject to such Act's provisions) or certain subsidiaries thereof may not sponsor, organize, or control a registered open-end investment company continuously engaged in the issuance of its shares, such as the Corporation. The interpretation does not prohibit a holding company (or such a foreign bank) or a subsidiary thereof from acting as investment manager and custodian to such an investment company. Deutsche Bank AG believes that DFM may perform the services for the Portfolio Trust and the Corporation contemplated by the Management Agreement without violation of the Glass-Steagall Act or other applicable banking laws or regulations. It is possible that future changes in federal statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent DFM from continuing to perform such services for each Portfolio.

Adviser
--------------------------------------------------------------------------------

DFM has entered into an investment advisory agreement (the "Advisory Agreement") dated July 28, 1997, on behalf of the Portfolio Trust with respect to each Portfolio except Top 50 US Portfolio with DWS International Portfolio Management GmbH and with respect to Top 50 US Portfolio with Deutsche Morgan Grenfell Investment Management Inc. ("DMGIM"). It is the Adviser's responsibility, under the overall supervision of DFM, to conduct the day-to-day investment decisions of its respective Portfolio(s), arrange for the execution of portfolio transactions and generally manage each Portfolio's investments in accordance with its investment objective, policies and restrictions.

The DWS Adviser and DMGIM Adviser are each an indirect subsidiary of Deutsche Bank AG. For these services, the respective Adviser receives from DFM a fee, which is computed daily and may be paid monthly, equal to 0.75%, 0.60% and 0.50% of the average daily net assets of each of Top 50 World, Top 50 Europe and Top 50 Asia Portfolio, each Equity Portfolio (except the foregoing Top 50 Portfolios) and each Bond Portfolio, respectively, on an annualized basis for the Portfolio's then-current fiscal year.

The Advisory Agreement is dated July 28, 1997, and will remain in effect until July 28, 1999, and from year to year thereafter, but only so long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the related Portfolio, or by the Portfolio Trust's Trustees, and
(ii) by a vote of a majority of the Trustees of the Portfolio Trust who are not parties to such Advisory Agreement or "interested persons" (as defined in the 1940 Act) of the Portfolio Trust, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was initially approved at a meeting held on July 28, 1997. The Advisory Agreement will terminate with respect to a Portfolio automatically if assigned or if the Management Agreement is terminated with respect to that Portfolio and is terminable at any time without penalty by a vote of a majority of the Portfolio Trust's Trustees, or by a vote of the holders of a majority of the related Portfolio's outstanding voting securities, on 60 days' written notice to the relevant Adviser and by each Adviser on 90 days' written notice to the Manager and the Portfolio Trust. The Advisory Agreement provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss or expense in connection with the matters in which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement. See "Additional Information."


For each Portfolio advised by the DWS Adviser there is a corresponding DWS Fund, as follows (having launch dates and net assets as of March 31, 1998, as indicated): Provesta Portfolio--Provesta (November 1985, $1.05 billion), Investa Portfolio--Investa (December 1956, $2.44 billion), Japanese Equity Portfolio-- DWS-Japan Fonds (April 1992, $463 million), Global Bond Portfolio--Inter Renta (July 1969, $10.8 billion), European Bond Portfolio--Eurorenta (November 1987, $2.24 billion), Top 50 World Portfolio--Top 50 Welt (January 1997, $3.36 billion), Top 50 Europe Portfolio--Europa (October 1995, $1.65 billion), and Top 50 Asia Portfolio--Top 50 Asien (April 1996, $595 million).


Administrator
--------------------------------------------------------------------------------

Under the master agreement for administration services with the Corporation ("Administration Agreement"), Federated Services Company serves as administrator to the Funds ("Administrator"). In connection with its responsibilities as Administrator of the Funds, Federated Services Company, among other things (i) prepares, files and maintains the Funds' governing documents, registration statements and regulatory filings; (ii) prepares and coordinates the printing of publicly disseminated documents; (iii) monitors declaration and payment of dividends and distributions; (iv) projects and reviews the Funds' expenses; (v) performs internal audit examinations; (vi) prepares and distributes materials to the Directors of the Corporation; (vii) coordinates the activities of all service providers; (viii) monitors and supervises collection of tax reclaims; and (ix) prepares shareholder meeting materials.

The Administration Agreement between the Corporation and Federated Services Company (dated July 28, 1997) with respect to each Fund has an initial term of three years. Thereafter, the Administration Agreement will remain in effect until terminated by either party thereto. The agreement is terminable by the Corporation at any time after the initial term without penalty by a vote of a majority of the Directors of the Corporation, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Corporation (see "Additional Information"). The Administration Agreement is terminable by the Directors of the Corporation or shareholders of the Fund on 60 days' written notice to Federated Services Company. The agreement is terminable by the Administrator on 90 days' written notice to the Corporation. The Administration Agreement provides that neither Federated Services Company nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services, except for wilful misfeasance, bad faith or gross negligence or reckless disregard of its obligations and duties under the Agreement. See "Additional Information."


As Administrator of the Funds, Federated Services Company receives a fee from each Fund, which is computed daily and may be paid monthly, at the annual rate of 0.065% of the average daily net assets of each Fund up to $200 million and 0.0525% of the average daily net assets of each Fund greater than $200 million for the Fund's then-current fiscal year. The Administrator receives a minimum fee of $75,000 per Fund annually, except that during the first two years of the agreement a minimum aggregate fee for each Portfolio, corresponding Fund and any other fund investing in the Portfolio, taken together, of $75,000 for the first year of the Fund's operation and $125,000 for the second year will be paid to the Operations Agent (as defined below) and the Administrator.

From the Funds' commencement of operations through February 28, 1998, the Funds incurred costs for administrative services as follows:



----------------------------------------------------------
                         COMMENCEMENT
         FUNDS           OF OPERATIONS  ADMINISTRATIVE FEE
----------------------------------------------------------
Top 50 World                   10/2/97        $  5
Top 50 Europe                  10/2/97           4
Top 50 Asia                   10/14/97           3
Top 50 US                      10/2/97         164
European Mid-Cap Fund         10/17/97           3
German Equity Fund            10/17/97           3
Japanese Equity Fund          10/20/97           2
Global Bond Fund              10/15/97           3
European Bond Fund            10/17/97           3
----------------------------------------------------------


Operations Agent
--------------------------------------------------------------------------------

Under an operations agency agreement with the Portfolio Trust ("Operations Agency Agreement"), Federated Services Company serves as operations agent to the Portfolios ("Operations Agent"). In connection with its responsibilities as Operations Agent of the Portfolios, Federated Services Company, among other things, (i) prepares governing documents, registration statements and regulatory filings; (ii) performs internal audit examinations (iii) prepares expense projections; (iv) prepares materials for the Trustees of the Portfolio Trust;
(v) coordinates the activities of all service providers; (vi) conducts compliance training for the Adviser; (vii) prepares investor meeting materials and (viii) monitors and supervises collection of tax reclaims.

The Operations Agency Agreement between the Portfolio Trust and Federated Services Company (dated July 28, 1997) with respect to each Portfolio has an initial term of three years. Thereafter, the Operations Agency Agreement will remain in effect until terminated by either party thereto. The agreement is terminable by the Portfolio Trust at any time after the initial term without penalty by a vote of a majority of the Trustees of the Portfolio Trust, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio Trust (see "Additional Information"). The Operations Agency Agreement is terminable by the Trustees of the Portfolio Trust or investors of the Portfolio on 60 days' written notice to Federated Services Company. The agreement is terminable by Federated Services Company on 90 days' written notice to the Portfolio Trust. The Operations Agency Agreement provides that neither Federated Services Company nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services, except for wilful misfeasance, bad faith or gross negligence or reckless disregard of its obligations and duties under the Agreement.


As Operations Agent of the Portfolios, Federated Services Company receives a fee from each Portfolio, which is computed daily and paid monthly, at the annual rate of 0.035% of the average daily net assets of each Portfolio for the Portfolio's then-current fiscal year. The Operations Agent of the Portfolios receives a minimum fee of $60,000 per Portfolio annually, except that during the first two years of the agreement minimum aggregate fees for each Portfolio, corresponding Fund and any other fund investing in the Portfolio, taken together, of $75,000 for the first year of the Portfolio's operation and $125,000 for the second year, will be paid to the Operations Agent and the Administrator.

From the Portfolios' commencement of operations through February 28, 1998, the Portfolios incurred Operations Agency fees as follows:



------------------------------------------------------
                            COMMENCEMENT   OPERATIONS
         PORTFOLIO           OF OPERATIONS  AGENT FEE
------------------------------------------------------
Top 50 World Portfolio             10/2/97     $30,207
Top 50 Europe Portfolio            10/2/97      30,317
Top 50 Asia Portfolio             10/14/97      26,888
Top 50 US Portfolio                10/2/97      30,329
Provesta Portfolio                10/17/97      27,544
Investa Portfolio                 10/17/97      27,540
Japanese Equity Portfolio         10/20/97      27,370
Global Bond Portfolio             10/15/97      27,888
European Bond Portfolio           10/17/97      27,526


Administrative Agent
-------------------------------------------------------------------------------

Under an administration agreement with the Portfolio Trust ("Administration Agreement"), IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)") serves as administrative agent to the Portfolios ("Administrative Agent"). In connection with its responsibilities as Administrative Agent of the Portfolios, IBT (Cayman) (i) files and maintains governing documents, registration statements and regulatory filings; (ii) maintains a telephone line; (iii) approves annual expense budget; (iv) authorizes expenses; (v) distributes materials to the Trustees of the Portfolio Trust; (vi) authorizes dividend distributions; (vii) maintains books and records; (viii) files tax returns and (ix) maintains an investor register.

The Administration Agreement between the Portfolio Trust and IBT (Cayman) (dated July 28, 1997) with respect to each Portfolio has an initial term of three years. Thereafter, the Administration Agreement will remain in effect until terminated by either party thereto. The agreement is terminable by the Portfolio Trust at any time after the initial term without penalty by a vote of a majority of the Trustees of the Portfolio Trust, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio Trust (see "Additional Information"). The Administration Agreement is terminable by the Trustees of the Portfolio Trust or investors of the Portfolio on 60 days' written notice to IBT (Cayman). The agreement is terminable by IBT (Cayman) on 90 days' written notice to the Portfolio. The Administration Agreement provides that neither IBT (Cayman) nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services, except for wilful misfeasance, bad faith or gross negligence or reckless disregard of its obligations and duties under the Agreement.

As Administrative Agent of the Portfolios, IBT (Cayman) receives a fee from each Portfolio, which may be paid monthly, at the annual rate of $5,000.


From the Portfolios' commencement of operations through February 28, 1998, the Portfolios incurred Administrative Agency fees as follows:



-----------------------------------------------------------
                             COMMENCEMENT   ADMINISTRATIVE
         PORTFOLIO           OF OPERATIONS    AGENT FEE
-----------------------------------------------------------
Top 50 World Portfolio             10/2/97         $16,438
Top 50 Europe Portfolio            10/2/97          16,438
Top 50 Asia Portfolio             10/14/97          15,123
Top 50 US Portfolio                10/2/97          16,438
Provesta Portfolio                10/17/97          14,795
Investa Portfolio                 10/17/97          14,795
Japanese Equity Portfolio         10/20/97          14,685
Global Bond Portfolio             10/15/97          15,014
European Bond Portfolio           10/17/97          14,795


Distributor
-----------------------------------------------------------

The distribution agreement (the "Distribution Agreement") (dated July 28, 1997) between the Corporation and Edgewood Services, Inc. (the "Distributor") remains in effect indefinitely, but only so long as such agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the related Fund, or by the Corporation's Directors, and (ii) by a vote of a majority of the Directors of the Corporation who are not parties to such Distribution Agreement or "interested persons" (as defined in the 1940 Act) of the Corporation, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement terminates automatically if assigned by either party thereto and is terminable with respect to each Fund at any time without penalty by a vote of a majority of the Directors of the Corporation or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund (see "Additional Information"). The Distribution Agreement is terminable with respect to each Fund by the Corporation's Directors or shareholders of a Fund on 60 days' written notice to Edgewood. The Agreement is terminable by the Distributor on 90 days' written notice to the Corporation.


The Distributor is not obligated to sell any specific number of shares. Under a plan adopted in accordance with Rule 12b-1 of the 1940 Act on July 28, 1997, Class B shares are subject to a distribution plan (the "Distribution Plan") and Class A shares and Class B shares are subject to a service plan (the "Service Plan").

Under the Distribution Plan, Class B shares of each Fund will pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of the Fund represented by Class B shares to finance any activity which is principally intended to result in the sale of Class B shares of the Fund subject to the Distribution Plan. A report of the amounts expended pursuant to the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Directors of the Corporation for review at least quarterly.

From the Funds' commencement of operations through February 28, 1998, the Funds incurred distribution fees as follows:



--------------------------------------------------------
                         COMMENCEMENT
         FUNDS           OF OPERATIONS  DISTRIBUTION FEE
--------------------------------------------------------
Top 50 World                   10/2/97        $ 20
--------------------------------------------------------
Top 50 Europe                  10/2/97          13
--------------------------------------------------------
Top 50 Asia                   10/14/97          11
--------------------------------------------------------
Top 50 US                      10/2/97         630
--------------------------------------------------------
European Mid-Cap Fund         10/17/97          12
--------------------------------------------------------
German Equity Fund            10/17/97          13
--------------------------------------------------------
Japanese Equity Fund          10/20/97           9
--------------------------------------------------------
Global Bond Fund              10/15/97          11
--------------------------------------------------------
European Bond Fund            10/17/97          11
--------------------------------------------------------



The Distribution Plan provides that it may not be amended to increase materially the costs which a Fund may bear pursuant to the Distribution Plan without shareholder approval and that other material amendments of the Distribution Plan must be approved by the Directors of the Corporation, and by the Directors who have no direct or indirect financial interest in the operation of the Distribution Plan or any related agreement and are not "interested persons" (as defined in the 1940 Act) of the Corporation ("Qualifying Directors"), by vote cast in person at a meeting called for the purpose of considering such amendments. While the Distribution Plan is in effect, the selection and nomination of the Directors of the Corporation have been committed to the discretion of the Qualifying Directors. The Distribution Plan has been approved, and is subject to annual approval, by the Directors of the Corporation and the Qualifying Directors, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Qualifying Directors voted to approve the Distribution Plan at a meeting held on July 28, 1997. The Distribution Plan is terminable with respect to the Class B shares of a Fund at any time by a vote of a majority of the Qualifying Directors or by vote of the holders of a majority of the Class B shares of that Fund.

Transfer Agent, Custodian, and Fund Accountant
--------------------------------------------------------------------------------

Federated Shareholder Services Company, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, serves as the transfer agent and dividend disbursing agent for each Fund. As Transfer Agent and Dividend Disbursing Agent, Federated Shareholder Services Company is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts. Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116 acts as the custodian of each Fund's and each Portfolio's assets. Pursuant to the Custodian Contract with the Portfolio Trust, IBT is responsible for maintaining the books and records of portfolio transactions and holding portfolio securities and cash. In the case of foreign assets held outside the United States, IBT employs various subcustodians who were approved in accordance with the regulations of the SEC. The Custodian maintains portfolio transaction records. IBT Fund Services (Canada) Inc., One First Canadian Place, King Street West, Suite 2800, P.O. Box 231, Toronto, Ontario M5X1C8, provides fund accounting services to the Funds and the Portfolios including (i) calculation of the daily net asset value for the Funds and the Portfolios; (ii) monitoring compliance with investment portfolio restrictions, including all applicable federal and state securities and other regulatory requirements; and (iii) monitoring each Fund's and Portfolio's compliance with the requirements applicable to a regulated investment company under the Code.

Independent Accountants
--------------------------------------------------------------------------------

The independent accountants of the Corporation are Price Waterhouse LLP, 1177 Avenue of the Americas, New York, NY 10036. The independent accountants of the Portfolio Trust are Price Waterhouse LLP, Kaya W.F.G. (Jombi), Mensing #18, P.O. Box 46, Curacao, Netherlands Antilles. The independent accountants conduct annual audits of financial statements, assist in the preparation and/or review of federal and state income tax returns and provide consulting as to matters of accounting and federal and state income taxation for each Fund or Portfolio, as the case may be.

Purchase of Shares
--------------------------------------------------------------------------------

Except under certain circumstances described in a Fund's Prospectus, Shares are sold at their net asset value (plus a sales charge on Class A shares only) on days the New York Stock Exchange is open for business. The procedure for purchasing shares is explained in each Prospectus under "Purchase of Shares."


Each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on each Fund's behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Shareholder orders will be priced at a Fund's net asset value next computed after they have been accepted by an authorized broker or the broker's authorized designee.

Conversion to Federal Funds

It is each Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds before shareholders begin to earn dividends. Federated Shareholder Services Company acts as the shareholder's agent in depositing checks and converting them to federal funds.

Redemption of Shares
--------------------------------------------------------------------------------

Each Fund redeems Shares at the next computed net asset value, less any applicable contingent deferred sales charge, after a Fund receives the redemption request. Redemption procedures are explained in each Fund's Prospectus under "Redemption of Shares." Although the transfer agent does not charge for telephone redemptions, it reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $5,000.

Class B shares redeemed within six years of purchase and applicable Class A Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge. The amount of the contingent deferred sales charge is based upon the amount of the administrative fee paid at the time of purchase by the Distributor to the financial institution for services rendered, and the length of time the investor remains a shareholder in a Fund. Should Financial Intermediaries elect to receive an amount less than the fee that is stated in a Fund's Prospectus for servicing a particular shareholder, the contingent deferred sales charge and/or holding period for that particular shareholder will be reduced accordingly.

Since portfolio securities of each Portfolio may be traded on foreign exchanges which trade on Saturdays or on holidays on which a Fund will not make redemptions, the net asset value of each class of Shares of a Fund may be significantly affected on days when shareholders do not have an opportunity to redeem their Shares.

Redemption in Kind

Although the Corporation intends to redeem Shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the respective Fund's portfolio. In such a case, the portfolio instruments to be distributed as redemption proceeds would be valued in the same way as the Portfolio determines net asset value. The portfolio instruments will be selected in a manner that the Directors of the Corporation and Trustees of the Portfolio deem fair and equitable. To the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs.

Elimination of the Contingent Deferred Sales Charge


The Systematic Withdrawal Program permits the shareholder to request withdrawal of a specified dollar amount (minimum $100) on either a monthly or quarterly basis from accounts with $10,000 minimum at the time the shareholder elects to participate in the Systematic Withdrawal Program. The amounts that a shareholder may withdraw under a Systematic Withdrawal Program that qualify for elimination of the contingent deferred sales charge may not exceed 12% annually with reference initially to the value of the Class B shares upon establishment of the Systematic Withdrawal Program and then as calculated at the fiscal year end. Amounts that exceed the 12% annual limit for redemption, as described, will be subject to the contingent deferred sales charge. In determining the applicability of the contingent deferred sales charge, the 12 month holding requirement for any new Class B shares received through an exchange will include the period for which the exchanged Class B shares were held. However, for purposes of meeting the $10,000 minimum account value requirement, Class B share account values will not be aggregated.

Exchange of Shares
--------------------------------------------------------------------------------

An investor may exchange shares from any series of the Deutsche Funds, Inc. (a "Deutsche Fund") into any other Deutsche Fund, as described under "Exchange of Shares" in each Fund's Prospectus. For complete information, the prospectus as it relates to each Fund into which a transfer is being made should be read prior to the transfer. Requests for exchange are made in the same manner as requests for redemptions. See "Redemption of Shares." Shares of a Fund to be acquired are purchased for settlement when the proceeds from redemption become available. The Corporation reserves the right to discontinue, alter or limit the exchange privilege at any time.

Net Asset Value
--------------------------------------------------------------------------------

Each Fund computes its net asset value once daily on Monday through Friday as described under "Net Asset Value" in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. On days when U.S. trading markets close early in observance of these holidays, each Fund and its corresponding Portfolio would expect to close for purchases and redemptions at the same time. The days on which net asset value is determined are the Fund's business days.

The net asset value of a Fund is equal to the value of such Fund's investment in its corresponding Portfolio (which is equal to that Fund's pro rata share of the total investment of the Fund and of any other investors in the Portfolio less the Fund's pro rata share of the Portfolio's liabilities) less the Fund's liabilities.

Fixed Income Securities

The fixed income portion of the Portfolios and portfolio securities with a maturity of 60 days or more, including securities that are listed on an exchange or traded over the counter, are valued using prices supplied daily by an independent pricing service or services that (i) are based on the last sale price on a national securities exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange or at the average of readily available closing bid and asked prices in the over-the-counter market, if such exchange or market constitutes the broadest and most representative market for the security and (ii) in other cases, take into account various factors affecting market value, including yields and prices of comparable securities, indication as to value from dealers and general market conditions. If such prices are not supplied by a Portfolio's independent pricing service, such securities are priced in accordance with procedures adopted by the Trustees of the Portfolio Trust. All portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

Other Securities

The value of investments listed on a U.S. securities exchange, other than options on stock indexes, is based on the last sale prices on the New York Stock Exchange at 4:00 p.m. (U.S. Eastern time) or, in the absence of recorded sales, at the average of readily available closing bid-and-asked prices on such exchange. Securities listed on a foreign exchange considered by the Adviser to be a primary market for the securities are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities, and securities for which the Adviser determines the listing exchange is not a primary market, are valued at the average of the quoted bid-and-asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates available at the time of valuation.

Options on stock indexes traded on U.S. national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m. (U.S. Eastern time). Stock index futures and related options, which are traded on U.S. futures exchanges, are valued at their last sales price as of the close of such futures exchanges which is currently 4:15 p.m. (U.S. Eastern time). Options, futures contracts and warrants traded on a foreign stock exchange or on a foreign futures exchange are valued at the last price available before the time when the net assets are valued. Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees of the Portfolio Trust. Such procedures include the use of independent pricing services that use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of securities occur between the time when the exchange on which they are traded closes and the time when a Portfolio's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

Performance Data
--------------------------------------------------------------------------------

From time to time, a Fund may quote performance in reports, sales literature and advertisements published by the Corporation. Current performance information for a Fund may be obtained by calling the number provided on the cover page of this Statement of Additional Information. See also "Management of the Corporation and the Portfolio Trust - Performance Information" in the Prospectus.

Total Return Quotations

As required by regulations of the SEC, the annualized total return of a Fund for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by a Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The annualized total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

Average annual total return for each class of Shares of the Funds is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the net asset value per share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

Any applicable contingent deferred sales charge is deducted from the ending value of the investment based on the lesser of the original purchase price or the net asset value of Shares redeemed.

Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

The Funds' total return based on offering price for Class A shares for the period from commencement of operations through February 28, 1998 were:



-----------------------------------------------------
                         COMMENCEMENT
         FUND            OF OPERATIONS  TOTAL RETURN
-----------------------------------------------------
Top 50 World                10/2/97          7.76%
Top 50 Europe               10/2/97          7.12%
Top 50 Asia                10/14/97          6.48%
Top 50 US                   10/2/97         11.52%
European Mid-Cap Fund      10/17/97          5.52%
German Equity Fund         10/17/97         10.00%
Japanese Equity Fund       10/20/97         13.20%
Global Bond Fund           10/15/97          1.84%
European Bond Fund         10/17/97          1.92%
Yield
-----------------------------------------------------


The yield for each class of Shares of the Funds is determined by dividing the net investment income per share (as defined by the SEC) earned by any class of Shares over a 30-day period by the maximum offering price per share of the respective class on the last day of the period. This value is annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by a Fund because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to the shareholders.

To the extent that Financial Intermediaries and broker-dealers charge fees in connection with services provided in conjunction with an investment in any class of Shares, the performance will be reduced for those shareholders paying those fees.


The yields for the Class A shares of the Global Bond Fund and European Bond Fund for the thirty-day period ended February 28, 1998, were 4.03% and 3.78%, respectively.

General

The performance of each of the classes of Shares will vary from time to time depending upon market conditions, the composition of a Portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Comparative performance information may be used from time to time in advertising a Fund's shares, including appropriate market indices or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

Information and Comparisons Relating to the Funds, Secondary Market Trading, Net Asset Size, Performance and Tax Treatment

Information regarding various aspects of each Fund, including the net asset size thereof, as well as the performance and the tax treatment of Fund shares, may be included from time to time in advertisements, sales literature and other communications as well as in reports to current or prospective investors.

Information may be provided to prospective investors to help such investors assess their specific investment goals and to aid in their understanding of various financial strategies. Such information may present current economic and political trends and conditions and may describe general principles of investing such as asset allocation, diversification and risk tolerance, as well as specific investment techniques.

Information regarding the net asset size of a Fund may be stated in communications to prospective or current investors for one or more time periods, including annual, year-to-date or daily periods. Such information may also be expressed in terms of the total number of Fund Shares outstanding as of one or more time periods. Factors integral to the size of a Fund's net assets, such as the volume and activity of purchases and redemptions of Fund Shares, may also be discussed, and may be specified from time to time or with respect to various periods of time. Comparisons of such information during various periods may also be made and may be expressed by means of percentages.

Information may be provided to investors regarding capital gains distributions by the Funds, including historical information relating to such distributions. Comparisons between the Funds and other investment vehicles such as mutual funds may be made regarding such capital gains distributions, including the expected effects of differing levels of portfolio adjustments on such distributions and the potential tax consequences thereof.

Information may also be provided in communications to prospective or current investors comparing and contrasting the relative advantages of investing in Fund Shares as compared to other investment vehicles, such as mutual funds, both on an individual and a group basis (e.g., stock index mutual funds). Such information may include comparisons of costs, expense ratios, expressed either in dollars or basis points, stock lending activities, permitted investments and hedging activities (e.g., engaging in options or futures transactions), price volatility and portfolio turnover data and analyses. In addition, such information may quote, reprint or include portions of financial, scholarly or business publications or periodicals, including model allocation schedules or portfolios as the foregoing relate to the comparison of Fund Shares to other investment vehicles, current economic financial and political conditions, investment philosophy or techniques or the desirability of owning Fund Shares. Such information may be provided both before and after deduction of sales charges.

Information on the performance of a Fund on the basis of changes in net asset value per fund share, with or without reinvesting all dividends and/or any distributions of capital in additional Fund Shares, may be included from time to time in a Fund's performance reporting. The performance of a Fund may also be compared to the performance of money managers as reported in market surveys such as SEI Fund Evaluation Survey (a leading data base of tax-exempt fund) or mutual funds such as those reported by Lipper Analytical Services, Morningstar, Micropal, Money Magazine's Fund Watch or Wiesenberger Investment Companies Service, each of which measures performance following their own specific and well-defined calculation measures, or of the NYSE Composite Index, the American Stock Exchange Index (indices of stocks traded on the New York and American Stock Exchanges, respectively), the Dow Jones Industrial Average (an index of 30 widely traded industrial common stocks), any widely recognized foreign stock and bond index or similar measurement standards during the same period of time.

Information relating to the relative net asset value performance of Fund Shares may be compared against a wide variety of investment categories and asset classes, including common stocks, small capitalization stocks, ADRs, long and intermediate term corporate and government bonds, Treasury bills, futures contracts, the rate of inflation in the United States (based on the Consumer Price Index ("CPI") or other recognized indices) and other capital markets and combinations thereof. Historical returns of the capital markets relating to a Fund may be provided by independent statistical studies and sources, such as those provided to Ibbotson Associates. The performance of these capital markets is based on the returns of different indices. Information may be presented using the performance of these and other capital markets to demonstrate general investment strategies. So, for example, performance of Fund Shares may be compared to the performance of selected asset classes such as short-term U.S. Treasury bills, long-term U.S. Treasury bonds, long-term corporate bonds, mid-capitalization stocks, small capitalization stocks and various classes of foreign stocks and may also be measured against the rate of inflation as set forth in well-known indices (such as the CPI). Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. Performance of Fund Shares may also be compared to that of other indices or compilations that may be developed and made available to the investing public in the future. Of course, such comparisons will only reflect past performance of Fund Shares and the investment categories, indices or compilations chosen and no guarantees can be made of future results regarding the performance of either Fund Shares or the asset classes chosen for such comparisons.

Comparative performance information may be used from time to time in advertising each Fund's shares. The performance of the:

 .  European Mid-Cap Fund may be compared to the DAX Composite Index ("CDAX"),
   Financial Times ("FT")/Standard & Poor's Medium-Small Cap Europe Index, Deutscher Aktien Index ("DAX"), DSX Mid-Cap, and Morgan Stanley Capital Index ("MSCI") - Europe Index;

 .  German Equity Fund may be compared to DAX, CDAX, MSCI-Germany Index, and FT-
   Europe Index;

 .  Japanese Equity Fund may be compared to Tokyo Price Index ("TOPIX"), Nikkei-
   225 Index, and MSCI Japan Index;

 .  Global Bond Fund may be compared to JPM Global Government Bond Index, and
   Salomon Brothers World Government Bond Index;

 .  European Bond Fund may be compared to JPM European Government Bond Index,
   Salomon Brothers European World Government Bond Index, and EFFAS Government Bond Index;

 .  Top 50 World may be compared to MSCI-World Index;

 .  Top 50 Europe may be compared to MSCI-Europe Index;

 .  Top 50 Asia may be compared to MSCI Combined Far East Index and MSCI Combined
   Far East ex Japan Index;

 .  Top 50 US may be compared to Standard & Poor's 500 Index.

Each index is an unmanaged index of common security prices, converted into U.S. dollars where appropriate. Any index selected by a Fund for information purposes may not compute total return in the same manner as the Funds and may exclude, for example, dividends paid, brokerage and other fees.

Information comparing the portfolio holdings relating to a particular Fund, with those of relevant stock indices or other investment vehicles, such as mutual funds or futures contracts, may be advertised or reported by the Fund. Equity analytic measures, such as price/earnings ratio, price/book value and price/cash flow and market capitalizations, may be calculated for the portfolio holdings and may be reported on an historical basis or on the basis of independent forecasts.

Information may be provided by a Fund on the total return for various composites of the different Funds. These composite returns might be compared to other securities or indices utilizing any of the comparative measures that might be used for the individual Fund, including correlations, standard deviation, and tracking error analysis.

Past results may not be indicative of future performance. The investment return and net asset value of shares of each Fund will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.


Economic and Market Information

Advertising and sales literature for the Funds may include discussions of economic, financial and political developments and their effect on the securities market. For example, such advertisements and/or sales literature may include statements such as the following, setting forth the Manager's views on certain trends and/or opportunities: European companies are among the world's strongest, from which an investor could derive potential benefits by investing in high-quality European companies with strong balance sheets; Europe's stock markets are growing quickly because Europeans are turning to equities, seeking higher long-term return potential, which creates opportunities for non-European investors; the advent of the European Monetary Union, and the resultant single currency is expected to spur dramatic change by galvanizing Europe into a single, globally competitive economy; and European companies are working to improve shareholder value through restructuring aimed at operating more efficiently and meeting performance targets. Such discussions may also take the form of commentary on these developments by Fund or Portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.


Portfolio Transactions
--------------------------------------------------------------------------------

The Portfolio Trust trades securities for a Portfolio if it believes that a transaction net of costs (including custodian charges) will help achieve the Portfolio's investment objective. Changes in a Portfolio's investments are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for a Portfolio are made by its portfolio manager who is an employee of the Adviser. The portfolio manager may serve other clients of the Adviser in a similar capacity.

The primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Adviser attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the Portfolios and other clients of the Adviser on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on the tender of a Portfolio's securities in so-called tender or exchange offers.

In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser seeks for each Portfolio in its best judgment, prompt execution in an effective manner at the most favorable price. Subject to this requirement of seeking the most favorable price, securities may be bought from or sold to broker-dealers who have furnished statistical, research and other information or services to the Adviser or the Portfolio, subject to any applicable laws, rules and regulations.

The investment advisory fee that each Portfolio pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

In certain instances there may be securities that are suitable as an investment for a Portfolio as well as for one or more of the Adviser's other clients. Investment decisions for the Portfolios and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a Portfolio. When purchases or sales of the same security for a Portfolio and for other portfolios managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.


Portfolio Turnover

For the period from October 9, 1997 (date of initial public investment) to February 28, 1998, the portfolio turnover rate of the Top 50 US Portfolio was 18.33%. The portfolio turnover rate is representative of only 5 months of activity.

For the period from December 18, 1997 (date of initial public investment) to February 28, 1998, the portfolio turnover rate of the Top 50 World Portfolio, Top 50 Europe Portfolio, and Provesta Portfolio was 61.92%, 21.84%, and 23.20%, respectively. The portfolio turnover rates are representative of only 10 weeks of activity.

For the period from January 8, 1998 (date of initial public investment) to February 28, 1998, the portfolio turnover rate of the Top 50 Asia Portfolio was 8.72%. The portfolio turnover rate is representative of only 7 weeks of activity.

For the period from January 22, 1998 (date of initial public investment) to February 28, 1998, the portfolio turnover rate of the Investa Portfolio, and European Bond Portfolio was 16.66%, and 28.84%, respectively. The portfolio turnover rates are representative of only 5 weeks of activity.

For the period from February 12, 1998 (date of initial public investment) to February 28, 1998, the portfolio turnover rate of the Japanese Equity Portfolio, and Global Bond Portfolio was 41.15%, and 22.25%, respectively. The portfolio turnover rates are representative of only 2 weeks of activity.


Taxes
--------------------------------------------------------------------------------


The following information supplements and should be read in conjunction with the sections in the Prospectus entitled "Dividends and Distributions" and "Taxes."


United States Taxation

  General


     Each Fund intends to qualify and intends to remain qualified as a regulated investment company (a "RIC") under Subchapter M of the Code. As a RIC, a Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; (b) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, investments in other RICs and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs). As a RIC, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gains in excess of net long-term capital losses for the taxable year is distributed. Legislation recently passed by Congress eliminates the short-short rule described above in clause (b) and makes certain other changes. Investors should consult their tax adviser for further details.


     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specific percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) for each calendar year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     Any dividend declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31 so long as the dividend is actually paid by the Fund during January of the following calendar year.

     If a Portfolio purchases shares in certain foreign investment entities, referred to as "passive foreign investment companies," the Fund may be subject to U.S. federal income tax, and an additional charge in the nature of interest, on a portion of any "excess distribution" from such company or gain from the disposition of such shares, even if the distribution or gain is paid by the Fund as a dividend to its shareholders. If the Fund were able and elected to treat a passive foreign investment company as a "qualified electing fund," in lieu of the treatment described above, the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirement set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the company, whether or not distributed to the Fund. Under proposed Regulations, if finalized, or proposed legislation, if enacted, the Fund could instead elect to mark-to-market the shares annually, in which case the treatment provided in the first sentence above also would not apply.

     Gains or losses attributable to disposition of foreign currency or to foreign currency contracts, or to fluctuations in exchange rates between the time a Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Portfolio actually collects such income or pays such liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses, if any, on the disposition of debt securities held by a Portfolio and denominated in foreign currency are also treated as ordinary income or loss to the extent such gains or losses are attributable to fluctuations in exchange rates between the acquisition and disposition dates. These gains and losses increase or decrease the amount of the Fund's net investment income available for distribution rather than its net capital gains.

     Forward currency contracts, options and futures contracts entered into by a Portfolio may create "straddles" for U.S. federal income tax purposes and this may affect the character and timing of gains or losses realized by a Portfolio on forward currency contracts, options and futures contracts or on the underlying securities. "Straddles" may also result in the loss of the holding period of underlying securities for purposes of the 30% gross income test described above, and therefore, a Portfolio's ability to enter into forward currency contracts, options and futures contracts may be limited.

     Dividends paid from net investment income will generally be taxable to a shareholder as ordinary income. Regardless of the length of time a shareholder has held his shares, distributions designated as being from a Fund's net long-term capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) will be taxable as such. Distributions in excess of a Fund's current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of the shareholder's basis in his shares and as a capital gain thereafter.

  Foreign Taxes

     As set forth in the Prospectus under "Taxation," the Funds are expected to be subject to foreign withholding and other taxes with respect to income received from sources within certain foreign countries. Each Fund (except the Top 50 US) that is liable for foreign income taxes, including such withholding taxes, expects to meet the requirements of the Code for "passing through" to its shareholders the foreign taxes paid, but there can be no assurance that it will be able to do so. Under the Code, if more than 50% of the value of a Portfolio's total assets at the close of any taxable year consists of stock or securities of foreign corporations, its corresponding Fund may elect to treat the proportionate share of foreign income taxes paid by the Fund as paid directly by the Fund's shareholders. If the Fund elects to pass through foreign taxes to the shareholders, no deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions and no deduction is available in computing an individual shareholder's alternative minimum tax liability. A shareholder who is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by a Fund from its foreign source net investment income will be treated as foreign source income. A Portfolio's gains and losses from the sale of securities will generally be treated as derived from U.S. sources and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from a Portfolio that qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, a shareholder may be unable to claim a credit for the full amount of his proportionate share of the foreign income taxes paid by a Portfolio.

     Additionally, Congress has passed legislation under which the foreign tax credit for taxes withheld with respect to dividends received by a Portfolio would be disallowed if the Portfolio has not held the shares of the foreign corporation for a 16-day period (or 46-day period in the case of preferred shares) overlapping the dividend payment date and during which the Portfolio is not protected from risk of loss. If the Fund elects to pass through foreign taxes to the shareholders, the proposed legislation would also deny such credit where the shareholder of the Fund does not satisfy the above holding requirement with respect to its shares in the Fund. There can be no assurances as to whether such legislation will be enacted into law, and, if so, what its effective date might be.

     The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

  State and Local Taxes

     Each Fund may be subject to state or local taxes in jurisdictions in which that Fund is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states that have income tax laws might differ from treatment under the federal income tax laws. For example, a portion of the dividends received by shareholders may be subject to state income tax. Shareholders should consult their own tax advisors with respect to any state or local taxes.

  Foreign Shareholders

     Distributions of net investment income and realized net short-term capital gains in excess of net long-term capital losses to a shareholder who, as to the United States, is a non-resident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net long-term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a non-resident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

     In the case of a foreign shareholder who is a nonresident alien individual and who is not otherwise subject to withholding as described above, a Fund may be required to withhold U.S. federal income tax at the rate of 31% unless IRS Form W-8 is provided. See "Taxation" in the Prospectus. Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

  Reports to Shareholders

     The Fund will make annual reports of the federal income tax status of distributions to owners of shares. Such reports will set forth the dollar amounts of dividends from net investment income and long-term capital gains and, if the Fund elects to pass through foreign taxes, the shareholder's portion of the foreign income taxes paid to each country and the portion of the dividends that represents income derived from sources within each country.

     The foregoing discussion is based on U.S. federal tax laws in effect on the date hereof. These laws are subject to change by legislative or administrative action, possibly with retroactive effect.

     The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Prospective investors in shares of a Fund should consult their own tax advisers as to the tax consequences of investing in such shares, including the consequences under state, local and other tax laws.

Description of Shares
--------------------------------------------------------------------------------

The Corporation is an open-end management investment company organized as a Maryland corporation on May 22, 1997. The Articles of Incorporation currently permit the Corporation to issue 12,500,000,000 shares of common stock, par value $0.001 per share, of which 10,000,000 shares have been classified as shares of each Fund. The Corporation currently consists of eleven such series and two classes of shares for each Fund known as Class A shares and Class B shares.

Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the Corporation do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Corporation may elect all of the Directors of the Corporation if they choose to do so and in such event the other shareholders in the Corporation would not be able to elect any Director. The Corporation is not required and has no current intention to hold meetings of shareholders annually, but the Corporation will hold special meetings of shareholders when in the judgment of the Corporation's Directors it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Directors by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Directors. Shareholders also have the right to remove one or more Directors without a meeting by a declaration in writing by a specified number of shareholders. Shares have no preference, pre-emptive, conversion or similar rights (except the automatic conversion of Class B shares into Class A shares as discussed in the Prospectus under "Purchase of Shares"). Shares, when issued, are fully paid and non-assessable.


Stock certificates are not issued by the Corporation except upon written request. No certificates will be issued for fractional shares.

The Articles of Incorporation of the Corporation contain a provision permitted under Maryland Corporation Law which under certain circumstances eliminates the personal liability of the Corporation's Directors to the Corporation or its shareholders.

The Articles of Incorporation and the By-Laws of the Corporation provide that the Corporation indemnify the Directors and officers of the Corporation to the full extent permitted by the Maryland Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Corporation. However, nothing in the Articles of Incorporation or the By-Laws of the Corporation protects or indemnifies a Director or officer of the Corporation against any liability to the Corporation or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Interests in a Portfolio have no preference, preemptive, conversion or similar rights and are fully paid and non-assessable. The Portfolio Trust is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its Trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in a Portfolio.

Additional Information
--------------------------------------------------------------------------------

As used in this Statement of Additional Information and the Prospectuses, the term "majority of the outstanding voting securities" (as defined in the 1940
Act) currently means the vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or
(ii) more than 50% of the outstanding voting securities, whichever is less.

Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors.

A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the New York Stock Exchange or foreign stock exchange is closed for other than weekends and holidays or when regular trading on such Exchange is restricted as determined by the Securities and Exchange Commission by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

Telephone calls to any Fund, the Transfer Agent, the Distributor, or Financial Intermediaries with respect to shareholder servicing may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectuses do not contain all the information included in the Corporation's Registration Statement filed with the SEC under the 1933 Act and the Corporation's and the Portfolio Trust's Registration Statement filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.


Appendix A
-------------------------------------------------------------------------------

Funds and Corresponding Portfolios

The Corporation seeks to achieve the investment objective of each Fund by investing all of the Fund's investable assets in the corresponding non-diversified, open-end management investment company (each, a "Portfolio" and collectively the "Portfolios") listed below:

Top 50 World--Top 50 World Portfolio (US Dollar), ("Top 50 World Portfolio")

Top 50 Europe--Top 50 Europe Portfolio (US Dollar), ("Top 50 Europe Portfolio")

Top 50 Asia--Top 50 Asia Portfolio (US Dollar), ("Top 50 Asia Portfolio")

Top 50 US--Top 50 US Portfolio (US Dollar), ("Top 50 US Portfolio"), (collectively, the "Top 50 Funds"), (collectively, the "Top 50 Portfolios")

European Mid-Cap Fund--Provesta Portfolio (US Dollar), ("Provesta Portfolio")

German Equity Fund--Investa Portfolio (US Dollar), ("Investa Portfolio")

Japanese Equity Fund--Japanese Equity Portfolio (US Dollar), ("Japanese Equity Portfolio"), (collectively with the Top 50 Funds, the "Equity Funds"), (collectively with the Top 50 Portfolios, the "Equity Portfolios")

Global Bond Fund--Global Bond Portfolio (US Dollar), ("Global Bond Portfolio")

European Bond Fund--European Bond Portfolio (US Dollar), ("European Bond Portfolio"), (collectively, the Bond Funds), (collectively, the Bond Portfolios)


Appendix B--Description of Security Ratings
--------------------------------------------------------------------------------

Standard & Poor's Corporate and Municipal Bonds

AAA--Debt rated AAA has the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

Moody's Corporate and Municipal Bonds

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Deutsche Funds, Inc.
Statement of Assets & Liabilities
September 17, 1997
--------------------------------------------------------------------------------

                                                    Deutsche  Deutsche  Deutsche  Deutsche  Deutsche  Deutsche
                                Deutsche   Deutsche  Deutsche  Deutsche  European   German   Japanese   Global   European
                                 Top 50     Top 50    Top 50    Top 50   Mid-Cap    Equity    Equity     Bond      Bond
                                 World      Europe     Asia       US       Fund      Fund      Fund      Fund      Fund
------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investment in corresponding
  Deutsche Portfolio             $11,112   $11,111   $11,111   $11,111   $11,111   $11,111   $11,111   $11,111   $11,111
 Deferred organization
  expenses (Note 1)               10,043    10,043    10,043    10,043    10,043    10,043    10,043    10,043    10,043
------------------------------------------------------------------------------------------------------------------------
   Total Assets                   21,155    21,154    21,154    21,154    21,154    21,154    21,154    21,154    21,154
------------------------------------------------------------------------------------------------------------------------
LIABILITIES
 Organization expenses
  payable                         10,043    10,043    10,043    10,043    10,043    10,043    10,043    10,043    10,043
------------------------------------------------------------------------------------------------------------------------
   Total Liabilities              10,043    10,043    10,043    10,043    10,043    10,043    10,043    10,043    10,043
------------------------------------------------------------------------------------------------------------------------
   Net Assets                    $11,112   $11,111   $11,111   $11,111   $11,111   $11,111   $11,111   $11,111   $11,111
========================================================================================================================
Shares outstanding
 ($.001 par value)                888.96    888.88    888.88    888.88    888.88    888.88    888.88    888.88    888.88
========================================================================================================================
Net Asset Value per share        $ 12.50   $ 12.50   $ 12.50   $ 12.50   $ 12.50   $ 12.50   $ 12.50   $ 12.50   $ 12.50
========================================================================================================================
COMPOSITION OF NET ASSETS
 Capital stock                   $     1   $     1   $     1   $     1   $     1   $     1   $     1   $     1   $     1
 Paid in capital                  11,111    11,110    11,110    11,110    11,110    11,110    11,110    11,110    11,110
------------------------------------------------------------------------------------------------------------------------
   Net Assets,
    September 17, 1997           $11,112   $11,111   $11,111   $11,111   $11,111   $11,111   $11,111   $11,111   $11,111
========================================================================================================================


See Notes to Financial Statement.
--------------------------------------------------------------------------------


Deutsche Funds, Inc.
Notes to Financial Statement
September 17, 1997
--------------------------------------------------------------------------------

Note 1--General

Deutsche Funds, Inc. (the "Company") was incorporated in Maryland on May 22, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company currently consists of eleven separate investment series (each a "Fund" and collectively the "Funds"). The accompanying financial statement and notes relate to nine of these Funds which are: Deutsche Top 50 World; Deutsche Top 50 Europe; Deutsche Top 50 Asia, Deutsche Top 50 US; Deutsche European Mid-Cap Fund; Deutsche German Equity Fund and Deutsche Japanese Equity Fund (collectively, the "Equity Funds"); and Deutsche Global Bond Fund and Deutsche European Bond Fund (collectively, the "Bond Funds").

Each of the Funds will seek to achieve their respective investment objective by investing substantially all of their assets in the corresponding portfolio of Deutsche Portfolios (the "Portfolio Trust") having substantially the same investment objective of each of the respective Funds. The Portfolio Trust is an open-end management investment company and comprises ten portfolios (each a "Portfolio").

The Company has not retained the services of an investment adviser since the Funds will seek to achieve their investment objective by investing all of their investable assets in their corresponding Portfolio of the Portfolio Trust. Each Portfolio is managed by Deutsche Fund Management, Inc. ("DFM"), an indirect subsidiary of Deutsche Bank AG. Federated Services Company intends to serve as Administrator to the Funds and Federated Shareholder Services Company intends to serve as transfer agent and dividend disbursing agent to the Funds. Edgewood Services, Inc. ("Edgewood") intends to serve as distributor to the Funds (the "Distributor").


Each Fund will absorb daily a pro-rata portion of its corresponding Portfolio's income and expenses, including fees paid to DFM and the amortization of organization expenses. Additionally, each Fund offers two classes of shares to investors, Class A and Class B. Both Class A shares and Class B shares are subject to a Service Plan and Class B shares are also subject to a Distribution Plan. Each Class will bear its respective portion of the expenses under the Service and Distribution Plan.

The Company has had no operations through September 17, 1997, other than those relating to organizational matters and the sale of 888.88 Class A shares for $11,111 by each Fund, except for Deutsche Top 50 World which sold 888.96 Class A shares for $11,112, to Edgewood. Organization expenses incurred in connection with the organization and initial registration of the Company will be paid initially by DFM and reimbursed by the Funds. Such organization expenses have been deferred and will be amortized ratably over a period of sixty months from the commencement of operations of the Funds. The amount paid by each Fund on any redemption by Edgewood (or any subsequent holder) of such Fund's initial shares will be reduced by the pro-rata portion of any unamortized organization expenses of the Funds.

Note 2--Commitments and Related Agreements

The Company intends to retain the services of Federated Services Company as Administrator. Under the Administration Agreement, Federated Services Company will assist in the operations of the Funds subject to the direction and control of the Board of Directors of the Company. For its services, Federated Services Company will receive a fee from each Fund, which is computed daily and paid monthly, at an annual rate of 0.065% of the average daily net assets of each Fund up to $200 million and 0.0525% of such assets in excess of $200 million for the Fund's then current fiscal year. The Administrator will receive a minimum fee of $75,000 per Fund annually after the second full year of the Company's operations.


The Company intends to enter into a distribution agreement with Edgewood. Edgewood will serve as principal distributor for shares of each Fund. The Company intends to adopt a Service and Distribution Plan in accordance with Rule 12b-1 of the 1940 Act whereby Class B shares are subject to the Distribution Plan and Class A shares and Class B shares are subject to the Service Plan. Under the Distribution Plan, Class B shares of each Fund will pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of the Fund represented by Class B shares to finance any activity which is principally intended to result in the sale of Class B shares of the Fund. Under the Service Plan, each Fund will pay to DFM, for the provision of certain services to the holders of Class A shares and Class B shares, a fee computed at an annual rate of 0.25% of the average daily net assets of each such Class of shares.

Federated Shareholder Services Company will serve as the transfer agent and dividend disbursing agent for each Fund. Federated Services Company and Federated Shareholder Services Company are both affiliated with Edgewood Services Inc. IBT Fund Services (Canada) Inc. will provide fund accounting services to the Funds.


DFM has voluntarily agreed that it will reimburse each Fund through at least August 31, 1998, to the extent necessary to maintain each Fund's total operating expenses (which includes expenses of the Fund and its pro-rata portion of expenses of the corresponding Portfolio, but does not cover extraordinary expenses during the period) at not more than 1.60%, 2.35%, 1.30% and 2.05% of the average daily net assets of Class A shares of the Equity Funds, the Class B shares of the Equity Funds, the Class A shares of the Bond Funds and Class B shares of the Bond Funds, respectively, with the exception of Deutsche Top 50 US for which DFM has voluntarily agreed to maintain its expenses at 1.50% and 2.25% of average daily net assets for Class A and Class B shares, respectively.


Report of Independent Accountants
-------------------------------------------------------------------------------

To the Shareholder and Board
of Directors of Deutsche Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Deutsche Top 50 World, Deutsche Top 50 Europe, Deutsche Top 50 Asia, Deutsche Top 50 US, Deutsche European Mid-Cap Fund, Deutsche German Equity Fund, Deutsche Japanese Equity Fund, Deutsche Global Bond Fund and Deutsche European Bond Fund (nine of eleven separate funds constituting Deutsche Funds, Inc., hereafter referred to as the "Funds") at September 17, 1997, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Funds' management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
September 19, 1997



Deutsche Portfolios
Statement of Assets & Liabilities
September 17, 1997
-------------------------------------------------------------------------------

                        Top 50      Top 50      Top 50      Top 50                            Japanese     Global     European
                        World      Europe       Asia         US       Provesta     Investa     Equity       Bond        Bond
                      Portfolio   Portfolio   Portfolio   Portfolio   Portfolio   Portfolio   Portfolio   Portfolio   Portfolio
                         (US         (US         (US         (US         (US         (US         (US         (US         (US
                       Dollar)     Dollar)     Dollar)     Dollar)     Dollar)     Dollar)     Dollar)     Dollar)     Dollar)
--------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Cash                    $11,114     $11,112     $11,112     $11,112     $11,112     $11,112     $11,112     $11,112     $11,112
Deferred organization
 expenses (Note 1)       52,957      52,957      52,957      52,957      52,957      52,957      52,957      52,957      52,957
--------------------------------------------------------------------------------------------------------------------------------
 Total Assets            64,071      64,069      64,069      64,069      64,069      64,069      64,069      64,069      64,069
--------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Organization expenses
 payable                 52,957      52,957      52,957      52,957      52,957      52,957      52,957      52,957      52,957
--------------------------------------------------------------------------------------------------------------------------------
 Total Liabilities       52,957      52,957      52,957      52,957      52,957      52,957      52,957      52,957      52,957
--------------------------------------------------------------------------------------------------------------------------------

 Net Assets             $11,114     $11,112     $11,112     $11,112     $11,112     $11,112     $11,112     $11,112     $11,112
================================================================================================================================

                       See Notes to Financial Statement.



Deutsche Portfolios
Notes to Financial Statement
September 17, 1997
--------------------------------------------------------------------------------

Note 1--General

Deutsche Portfolios ("Portfolio Trust") was organized on June 20, 1997, as a business trust under the laws of the State of New York and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Portfolio Trust currently consists of ten separate investment series (each a "Portfolio" and collectively the "Portfolios"), each of which is, in effect, a separate mutual fund. The accompanying financial statement and notes relate to nine of these Portfolios which are Top 50 World Portfolio (US Dollar), Top 50 Europe Portfolio (US Dollar), Top 50 Asia Portfolio (US Dollar), Top 50 US Portfolio (US Dollar), Provesta Portfolio (US Dollar), Investa Portfolio (US Dollar) and Japanese Equity Portfolio (US Dollar) (collectively, the "Equity Portfolios") and Global Bond Portfolio (US Dollar) and European Bond Portfolio (US Dollar) (collectively, the "Bond Portfolios").

Deutsche Fund Management, Inc. ("DFM"), an indirect subsidiary of Deutsche Bank AG, intends to serve as investment manager (the "Manager") to the Portfolio Trust. Investors Bank & Trust Company intends to serve as the custodian to the Portfolio Trust. IBT Fund Services (Canada) Inc. intends to serve as the fund accounting agent to the Portfolio Trust.

The Declaration of Trust of the Portfolios permits its Trustees to issue interests in the Portfolio Trust. The Portfolios have had no operations through September 17, 1997, other than those relating to organizational matters, including the issuance of the following initial interests ("Initial Interests") to Deutsche Funds, Inc. (the "Deutsche Funds") and Edgewood Services Inc., ("Edgewood"), distributor of the Deutsche Funds:

--------------------------------------------------------------------------------------------
                                Initial Interest                  Initial Interest
       Portfolio                 to Deutsche Fund         Amount     to Edgewood     Amount
--------------------------------------------------------------------------------------------
Top 50 World
 Portfolio (US Dollar)    Deutsche Top 50 World           $11,112  Edgewood              $2
Top 50 Europe
 Portfolio (US Dollar)    Deutsche Top 50 Europe          $11,111  Edgewood              $1
Top 50 Asia
 Portfolio (US Dollar)    Deutsche Top 50 Asia            $11,111  Edgewood              $1
Top 50 US
 Portfolio (US Dollar)    Deutsche Top 50 US              $11,111  Edgewood              $1
Provesta
 Portfolio (US Dollar)    Deutsche European Mid-Cap Fund  $11,111  Edgewood              $1
Investa
 Portfolio (US Dollar)    Deutsche German Equity Fund     $11,111  Edgewood              $1
Japanese Equity
 Portfolio (US Dollar)    Deutsche Japanese Equity Fund   $11,111  Edgewood              $1
Global Bond
 Portfolio (US Dollar)    Deutsche Global Bond Fund       $11,111  Edgewood              $1
European Bond
 Portfolio (US Dollar)    Deutsche European Bond Fund     $11,111  Edgewood              $1

The investment objective of the Equity Portfolios is primarily to achieve high capital appreciation, and as a secondary objective, reasonable dividend income. The investment objective of the Bond Portfolios is to achieve steady, high income.

Organization expenses incurred in connection with the organization and initial registration of the Portfolio Trust will be paid initially by DFM and reimbursed by the Portfolios. Such organization expenses have been deferred and will be amortized ratably over a period of sixty months from the commencement of operations of the Portfolios. Any amount received by the Portfolio from its corresponding Fund as a result of a redemption by Edgewood of any of its Initial Interest in the Portfolio will be applied so as to reduce the amount of unamortized organization expenses. The amount paid by the Portfolio Trust on any withdrawal by the Deutsche Funds of all or part of its Initial Interest in the Portfolios will be reduced by a portion of any unamortized organization expenses of the Portfolios, determined by the proportion of the amount of the Initial Interest withdrawn to the aggregate amount of the Initial Interests in the Portfolios then outstanding after taking into account any prior withdrawals of any portion of the Initial Interests in the Portfolios.


Note 2--Commitments and Related Agreements

The Portfolio Trust intends to retain the services of DFM as Manager. DFM retains overall responsibility for supervision of the investment management program for each Portfolio but has delegated the day-to-day management of the investment operations of each Portfolio to an Adviser. As compensation for the services rendered by DFM under the investment management agreement ("Management Agreement") with the Portfolio Trust with respect to each Portfolio, DFM receives a fee from each Portfolio, which is computed daily and paid monthly, equal to the following percentages of each Portfolio's average daily net assets on an annualized basis for the Portfolio's then-current fiscal year:

               Top 50 World Portfolio (US Dollar) 1.00% Top 50 Europe Portfolio (US Dollar) 1.00% Top 50 Asia Portfolio (US Dollar) 1.00% Top 50 US Portfolio (US Dollar) 0.85% Provesta Portfolio (US Dollar) 0.85% Investa Portfolio (US Dollar) 0.85% Japanese Equity Portfolio (US Dollar) 0.85% Global Bond Portfolio (US Dollar) 0.75% European Bond Portfolio (US Dollar) 0.75%

DFM has retained the services of DWS International Portfolio Management GmbH ("DWS") as investment adviser of the Portfolios other than the Top 50 US Portfolio (US Dollar). Deutsche Morgan Grenfell Investment Management, Inc. ("DMGIM") is the investment adviser of the Top 50 US Portfolio (US Dollar). The advisers are indirect subsidiaries of Deutsche Bank AG. As compensation for their services DWS and DMGIM receive a fee paid from DFM which is based on the average daily net assets of the applicable Portfolio.

The Portfolio Trust intends to retain Federated Services Company as Operations Agent to the Portfolios. As Operations Agent of the Portfolios, Federated Services Company will receive a fee from each Portfolio, which is computed daily and paid monthly, at the annual rate of 0.035% of the average daily net assets of each Portfolio for the Portfolio's then-current fiscal year, subject to a minimum fee of $60,000 per Portfolio annually. Additionally, Federated Services Company will receive, in its capacity as Administrator and Transfer Agent of the Deutsche Funds and as Operating Agent of the Portfolios, a minimum aggregate fee from each Portfolio, its corresponding Fund and any other fund investing in each Portfolio, taken together, of $75,000 for the first year of each Portfolio's operations and $125,000 for the second year. Federated Services Company is affiliated with Edgewood.

The Portfolio Trust intends to enter into an administrative agreement with IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)"). As Administrative Agent of the Portfolios, IBT (Cayman) will receive a fee from each Portfolio, which is computed daily and paid monthly, at the annual rate of $5,000 per each Portfolio.


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Initial Interest Holders and Board of Trustees of Deutsche Portfolios

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Top 50 World Portfolio (US Dollar), Top 50 Europe Portfolio (US Dollar), Top 50 Asia Portfolio (US Dollar), Top 50 US Portfolio (US Dollar), Provesta Portfolio (US Dollar), Investa Portfolio (US Dollar), Japanese Equity Portfolio (US Dollar), Global Bond Portfolio (US Dollar) and European Bond Portfolio (US Dollar) (nine of ten separate portfolios constituting Deutsche Portfolios, hereafter referred to as the "Portfolios") at September 17, 1997, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Portfolios' management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse
Price Waterhouse
Curacao, Netherlands Antilles
September 19, 1997


No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by the Corporation or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.






                              PRESIDENT'S MESSAGE

Dear Shareholder:

I am pleased to present the first Semi-Annual Report for Deutsche US Money Market Fund.*

On the following pages you will find complete financial information concerning your investment in Deutsche Funds. Also included is a list of fund holdings, and the fund's financial statements.

Please note that this report covers the period from the date of initial public investment in the fund through February 28, 1998.

We are very proud of the funds we offer. Managed by the award-winning professionals at Deutsche Fund Management, Inc., our funds are poised to take advantage of the dynamic changes occurring in European, Asian and U.S. markets.** The Deutsche Funds seek to provide you with a variety of ways to allocate assets within the international portion of your portfolio, while seeking to enable you to minimize risks that sometimes may be associated with international investing.

May I suggest that you take the time to review this report and familiarize yourself with your fund's strategy and holdings. We believe that the true measure of any fund's performance is over the longer term.

Thank you for selecting Deutsche Funds to pursue your financial goals. We are committed to providing quality investment products, coupled with our further commitment to the highest level of service possible.

Sincerely,

/s/ Brian Lee

Brian Lee

President

April 15, 1998

* Money market funds seek to maintain a stable net asset value of $1.00 per share. There is no assurance that they will be able to do so. An investment in the fund is not insured or guaranteed by the U.S. government.

** Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

                      STATEMENTS OF ASSETS AND LIABILITIES

                              Deutsche Funds, Inc.
                         February 28, 1998 (unaudited)

                                                                                    Deutsche         Deutsche
                                                                                       US        Institutional US
                                                                                  Money Market     Money Market
                                                                                      Fund             Fund
                                                                                    (Class A)        (Class Y)
                                                                                  ------------   ----------------
Assets:
Investments in corresponding Deutsche Portfolios at value                              $   100            $   100
Cash                                                                                    68,000             18,000
Deferred organization costs                                                              6,294              6,294
                                                                                       -------            -------
 Total assets                                                                           74,394             24,394
                                                                                       -------            -------
Liabilities:
Organization costs payable                                                               6,294              6,294
                                                                                       -------            -------
 Total liabilities                                                                       6,294              6,294
                                                                                       -------            -------
 Net assets                                                                            $68,100            $18,100
                                                                                       =======            =======
Net Assets Consist of:
Capital Stock, $0.001 par value (authorized 10,000,000 shares per Fund)                     68                 18
Paid-in capital                                                                         68,032             18,082
                                                                                       -------            -------
 Net assets                                                                            $68,100            $18,100
                                                                                       =======            =======
Computation of Net Asset Value, Redemption Price and Offering Price Per Share:
Shares outstanding                                                                      68,100             18,100
                                                                                       =======            =======
Net asset value, redemption price and offering price per share                           $1.00              $1.00
                                                                                       =======            =======

The accompanying notes are an integral part of the Financial Statements.


                      STATEMENTS OF CHANGES IN NET ASSETS

                              Deutsche Funds, Inc.
             For the period ended February 28, 1998(a) (unaudited)


                                                          Deutsche         Deutsche
                                                             US        Institutional US
                                                        Money Market     Money Market
                                                            Fund             Fund
                                                          (Class A)        (Class Y)
                                                        -------------  ----------------
Increase (Decrease) In Net Assets:
Operations--
Net investment income                                        $    --            $    --
Net realized gain on investments                                  --                 --
Net change in unrealized appreciation on investments              --                 --
Net increase in net assets resulting from operations              --                 --
Capital Transactions--
Proceeds from contributions                                   68,000             18,000
Value of withdrawals                                              --                 --
                                                             -------            -------
Net increase in net assets from capital transactions          68,000             18,000
                                                             -------            -------
 Total increase in net assets                                 68,000             18,000
Net Assets:
Beginning of period                                              100                100
                                                             -------            -------
End of period                                                $68,100            $18,100
                                                             -------            -------
Capital Shares
Shares outstanding, beginning of period                          100                100
Shares sold                                                   68,000             18,000
Shares redeemed                                                   --                 --
                                                             -------            -------
 Capital shares outstanding, end of period                    68,100             18,100
                                                             =======            =======

(a) The Funds have not commenced investment operations.

The accompanying notes are an integral part of the Financial Statements.


                              FINANCIAL HIGHLIGHTS

                              Deutsche Funds, Inc.
             For the period ended February 28, 1998(a) (unaudited)
  Selected data for a share of common stock outstanding throughout the period.

                                                      Deutsche         Deutsche
                                                         US        Institutional US
                                                    Money Market     Money Market
                                                        Fund             Fund
                                                      (Class A)        (Class Y)
                                                    ------------   ----------------
Net asset value at beginning of period                     $1.00              $1.00
Investment operations:
 Net investment income                                        --                 --
 Net realized and unrealized gain on investments              --                 --
                                                           -----              -----
 Increase from investment operations                          --                 --
                                                           -----              -----
Net asset value at end of period                           $1.00              $1.00
                                                           =====              =====
Total Return                                                  --                 --
Ratios and Supplemental Data
 Net assets, end of period (000's)                         $  68              $  18
 Ratio to average net assets                                  --                 --
 Expenses                                                     --                 --
 Net investment income                                        --                 --

(a) The Funds have not commenced investment operations. The accompanying notes are an integral part of the Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

                              Deutsche Funds, Inc.

                         February 28, 1998 (unaudited)

Note 1 -- Organization

Deutsche Funds, Inc. (the "Company") was incorporated in Maryland on May 22, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company currently consists of eleven separate investment series (the "Funds"). The accompanying financial statements and notes relate to the Deutsche US Money Market Fund and Deutsche Institutional US Money Market Fund, (each a "Fund" and collectively the "Money Market Funds") each of which is, in effect, a separate mutual fund. As of February 28, 1998 the Funds have not commenced investment operations.

Each of the Money Market Funds seeks to achieve their respective investment objective by investing substantially all of their assets in the US Money Market Portfolio (US Dollar) (the "Portfolio", one of the ten portfolios constituting the Deutsche Portfolios (the "Portfolio Trust")) having substantially the same investment objective of each of the Money Market Funds.

The Company has not retained the services of an investment adviser since the Money Market Funds will seek to achieve their investment objective by investing all of their investable assets in the Portfolio. The Portfolio is managed by Deutsche Fund Management, Inc. ("DFM"), an indirect subsidiary of Deutsche Bank AG. Federated Services Company is the Administrator to the Money Market Funds and Federated Shareholder Services Company is the transfer agent and dividend disbursing agent to the Money Market Funds. Edgewood Services, Inc. ("Edgewood") is the distributor to the Money Market Funds.

Each Fund will absorb daily a pro-rata portion of the Portfolio's income and expenses, including fees paid to DFM and the amortization of organization expenses. Additionally, the Deutsche US Money Market Fund offers two classes of shares to investors, Class A and Class B. Both Class A Shares and Class B Shares are subject to a Service Plan and Class B Shares are also subject to a Distribution Plan. Each Class will bear their respective portion of the expenses under the Service and Distribution Plan. As of February 28, 1998, only Class A Shares of the Deutsche US Money Market Fund have been sold to the public, shares of the Deutsche Institutional US Money Market Fund have not been sold to the public.

Note 2 -- Significant Accounting Policies

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds:

Investment Valuation

The value of each Fund's investment in the Portfolio included in the accompanying Statements of Assets and Liabilities reflects each Fund's proportionate beneficial interest in the net assets of the Portfolio (percentages as of February 28, 1998 are listed below). Valuation of securities by the Portfolio is discussed in Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

Fund                                                        Percentage   Portfolio
--------------------------------------------------------    -----------  -------------------------------------
Deutsche US Money Market Fund                                    47.62%  US Money Market Portfolio (US Dollar)
Deutsche Institutional US Money Market Fund                      47.62%  US Money Market Portfolio (US Dollar)

Investment Income, Expense and Realized Gains and Losses

The Money Market Funds record its share of the investment income, expense and realized gains and losses recorded by the Portfolio on a daily basis. The investment income, including accretion of discount and amortization of premium, expenses and realized gains and losses are allocated daily to investors of the Portfolio based upon the amount of their investment in the Portfolio.

Federal Income Taxes

Each Fund is treated as a separate entity for Federal income tax purposes. It is the policy of each Fund to qualify for and elect treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended. Accordingly, each Fund would not be subject to U.S. federal income taxes to the extent it distributes substantially all of its taxable income including any net capital gains for each fiscal year. In addition, by distributing, during each calendar year, substantially all of its net investment income and capital gains, each Fund would not be subject to U.S. federal excise tax.

Distributions to Shareholders

All of the Money Market Funds' net income and short-term capital gains and losses, if any, are declared as a dividend daily and paid monthly. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principals. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Deferred Organization Costs

Organization expenses incurred in connection with the organization and initial registration of the Company will be paid initially by DFM and reimbursed by the Funds. Such organization expenses have been deferred and will be amortized ratably over a period of sixty months from the commencement of operations of the Money Market Funds. The amount paid by each Fund on any redemption by Edgewood (or any subsequent holder) of such Fund's initial shares will be reduced by the pro-rata portion of any unamortized organization expenses of the Money Market Funds.

Note 3 -- Significant Agreements and Transactions with Affiliates

The Company has retained the services of Federated Services Company as Administrator. Under the Administration Agreement, Federated Services Company will assist in the operations of the Money Market Funds subject to the direction and control of the Board of Directors of the Company. For its services, Federated Services Company will receive a fee from each Fund, which is computed daily and paid monthly, at an annual rate of 0.045% of each Fund's average daily net assets. If after the first year of operations of each Fund, the average net assets of the Portfolio have not reached $325 million, the Administrator's fee would be increased to an annual rate of 0.065% of the average daily net assets of each Fund up to $200 million and 0.0525% of such assets in excess of $200 million for the Fund's then current fiscal year.

The Company has entered into a distribution agreement with Edgewood. Edgewood will serve as principal distributor for shares of the Funds. The Company has adopted a Service Plan in accordance with Rule 12b-1 of the 1940 Act whereby Class A Shares are subject to the Service Plan. Under the Service Plan, the Class A Shareholders pay DFM for the provision of certain services a fee computed at an annual rate of 0.25% of the average daily net assets of the Class A Shares.

Federated Shareholder Services Company serves as the transfer agent and dividend disbursing agent for the Money Market Funds. Federated Services Company and Federated Shareholder Services Company are both affiliated with Edgewood. IBT Fund Services (Canada) Inc. provides fund accounting services to the Money Market Funds.

DFM together with IBT Fund Services (Canada) Inc., its affiliates, and other service providers have voluntarily agreed that they will waive their fees and/or reimburse each Fund through at least one year from the Money Market Funds' commencement of operations, to the extent necessary to maintain each Fund's total operating expenses (which includes expenses of each Fund and its pro-rata portion of expenses of the corresponding Portfolio, but does not cover extraordinary expenses during the period) at not more than 0.20% of the average daily net assets of Deutsche Institutional US Money Market Fund, and at not more than 0.55% and 1.30% of the average daily net assets of Class A Shares and Class B Shares, respectively, of the Deutsche US Money Market Fund.

                      STATEMENT OF ASSETS AND LIABILITIES

                              Deutsche Portfolios
                         February 28, 1998 (unaudited)

                                                                                 US
                                                                            Money Market
                                                                              Portfolio
                                                                             (US Dollar)
                                                                           --------------
Assets:
Cash                                                                             $   210
Deferred organization costs                                                       65,912
                                                                                 -------
 Total assets                                                                     66,122
                                                                                 -------
Liabilities:
Organization costs payable                                                        65,912
                                                                                 -------
 Total liabilities                                                                65,912
                                                                                 -------
 Net assets                                                                      $   210
                                                                                 =======
Net Assets:
Applicable to Investors' Beneficial Interests                                    $   210

The accompanying notes are an integral part of the Financial Statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                              Deutsche Portfolios
             For the period ended February 28, 1998(a) (unaudited)


                                       US
                                  Money Market
                                    Portfolio
                                   (US Dollar)
                                                            -------------
Increase (Decrease) In Net Assets:
Operations--
Net investment income                                         --
Net realized gain on investments                              --
Net change in unrealized appreciation on investments          --
                                                            ----
Net increase in net assets resulting from operations          --
                                                            ----
Capital Transactions--
Proceeds from contributions                                   --
Value of withdrawals                                          --
Net increase in net assets from capital transactions          --
                                                            ----
 Total increase in net assets                                 --
                                                            ----
Net Assets:
Beginning of period                                          210
                                                            ----
End of period                                               $210
                                                            ====

(a) The Portfolio has not commenced investment operations.

The accompanying notes are an integral part of the Financial Statements.

                              FINANCIAL HIGHLIGHTS

                              Deutsche Portfolios
             For the period ended February 28, 1998(a) (unaudited)

                                       US
                                  Money Market
                                    Portfolio
                                   (US Dollar)
                                                            ------------
Ratios/Supplemental Data
 Net assets, end of period                                  $210
 Ratio of expenses to average daily net assets               --
 Ratio of net investment income to average net assets        --

(a) The Portfolio has not commenced investment operations.

The accompanying notes are an integral part of the Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

                              Deutsche Portfolios
                         February 28, 1998 (unaudited)

Note 1 -- Organization

Deutsche Portfolios ("Portfolio Trust") was organized on June 20, 1997, as a business trust under the laws of the State of New York and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Portfolio Trust currently consists of ten separate investment series (the "Portfolios"), each of which is, in effect, a separate mutual fund. The accompanying financial statements and notes relate to the US Money Market Portfolio (US Dollar) (the "Portfolio").

Deutsche Fund Management, Inc. ("DFM"), an indirect subsidiary of Deutsche Bank AG, serves as investment manager (the "Manager") to the Portfolio Trust. Investors Bank & Trust Company serves as the custodian to the Portfolio Trust. IBT Fund Services (Canada) Inc. serves as the fund accounting agent to the Portfolio Trust.

The Declaration of Trust of the Portfolios permits its Trustees to issue interests in the Portfolio Trust. The investment objective of the Portfolio is primarily to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

Note 2 -- Significant Accounting Policies

The preparation of financial statements in conformity with generally accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio:

Security Valuation

Money market instruments are valued at amortized cost, which the Trustees have determined in good faith to be fair value. The Portfolio's use of amortized cost is subject to the Portfolio's compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

Investment Transactions

Investment transactions are recorded on trade date. Cost of securities sold is calculated using identified cost method. Interest income, including the amortization of premium and the accretion of discount is accrued daily.

Federal Income Taxes

Each Portfolio is considered a partnership under the U.S. Internal Revenue Code (the "Code"). Each Portfolio therefore believes that it will not be subject to any Federal income tax on its income and net realized gains (if any). However, each investor in a Portfolio will be taxed on its allocable share of the partnership's income and capital gains for purposes of determining its federal tax liability. The determination of such share will be made in accordance with the applicable sections of the Code. It is intended that each Portfolio's assets, income and allocation will be managed in such a way that a regulated investment company investing in a Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investment company invested all of its assets in the corresponding Portfolio.

Expenses

Expenses are recorded on an accrual basis. Expenses of the Portfolio Trust which are directly identifiable to a specific Portfolio are allocated to that Portfolio. Expenses not directly attributable to a specific Portfolio are allocated among the Portfolios in such a manner as deemed equitable by the Board of Trustees.

Deferred Organization Expenses

Organization expenses incurred in connection with the organization and initial registration of the Portfolio Trust will be paid initially by DFM and reimbursed by the Portfolios. Such organization expenses have been deferred and will be amortized ratably over a period of sixty months from the commencement of operations of the Portfolios. Any amount redeemed from the Portfolio from its corresponding Fund as a result of a redemption by Edgewood Services Inc., distributor of the Deutsche Funds, Inc. of any of its Initial Interest in the Portfolio will be applied so as to reduce the amount of unamortized organization expenses. The amount paid by the Portfolio Trust on any withdrawal by the Money Market Funds of all or part of its Initial Interest in the Portfolios will be reduced by a portion of any unamortized organization expenses of the Portfolios, determined by the proportion of the amount of the Initial Interest withdrawn to the aggregate amount of the Initial Interests in the Portfolios then outstanding after taking into account any prior withdrawals of any portion of the Initial Interests in the Portfolios.

Note 3 -- Significant Agreements and Transactions with Affiliates

The Portfolio Trust has retained the services of DFM as Manager. DFM retains overall responsibility for supervision of the investment management program for the Portfolio but has delegated the day-to-day management of the investment operations of the Portfolio to an Adviser. As compensation for the services rendered by DFM under the investment management agreement ("Management Agreement") with the Portfolio Trust with respect to the Portfolio, DFM receives a fee from the Portfolio, which is computed daily and paid monthly, equal to 0.15% of the average daily net assets of the Portfolio on an annualized basis for the Portfolio's then-current fiscal year. DFM has retained the services of Deutsche Morgan Grenfell Investment Management, Inc. ("DMGIM") as the investment adviser. The adviser is an indirect subsidiary of Deutsche Bank AG. As compensation for its services DMGIM receives a fee paid from DFM which is based on the average daily net assets of the Portfolio.

DFM has retained the services of Deutsche Morgan Grenfell Investment Management, Inc. (DMGIM) as investment advisor of the Portfolio. DMGIM is an indirect subsidiary of Deutsche Bank, AG. As compensation for its services DMGIM receives a fee paid by DFM, which is based on average daily net assets of the portfolio.

The Portfolio Trust has retained Federated Services Company as Operations Agent to the Portfolios. As Operations Agent of the Portfolios, Federated Services Company receives a fee from the Portfolio, which is computed daily and paid monthly, at the annual rate of 0.015% of the average daily net assets of the Portfolio. If after the first year of operations, the average net assets of the Portfolio have not reached $325 million, the Operations Agent's fee would be increased to an annual rate of 0.035% of the average daily net assets of the Portfolio. Federated Services Company is affiliated with Edgewood.

The Portfolio Trust has entered into an administrative agreement with IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)"). As Administrative Agent of the Portfolios, IBT (Cayman) receives a fee from the Portfolio, which is computed daily and paid monthly, at the annual rate of 0.025% of the average daily net assets of the Portfolio.

                TRUSTEES                                OFFICERS

Mutual funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves risk, including possible loss of principal. Although money market funds seek to maintain a stable net asset value of $1.00, there is no assurance that they will be able to do so.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the funds' prospectuses which contain facts concerning their objective and policies, management fees, expenses and other information.










Deutsche US Money Market Funds
Federated Investors Tower
Pittsburgh, PA 15222-3779

For information call toll-free 888-4-DEUTSCHE (888-433-8872)

The Deutsche US Money Market Fund (the "Class A and Class B Fund") and Deutsche Institutional US Money Market Fund (the "Class Y Fund")(collectively, the "Funds") are series of the Deutsche Funds, Inc., an open-end management investment company organized as a Maryland corporation (the "Corporation"). The Class A and Class B Fund offers two classes of shares. Class A shares are offered at net asset value; Class B shares are designed primarily for temporary investment as part of a special investment program in Class B shares of other series of the Corporation (together with the Funds, the "Deutsche Funds"), and unlike shares of most money market funds, are offered at net asset value, but with a declining contingent deferred sales charge on redemptions made within six years.

The objective of the Funds is to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. Each Fund seeks to maintain a constant net asset value. There can be no assurance that the investment objective of the Funds will be achieved or that the net asset value per share will not vary.

Unlike other mutual funds which directly acquire and manage their own portfolio of securities, each Fund seeks to achieve its investment objective by investing all of its investable assets in the US Money Market Portfolio (US Dollar) (the "Portfolio"), a corresponding diversified open-end management investment company. The Portfolio is a series of the Deutsche Portfolios (the "Portfolio Trust") and has the same investment objective as the Funds. The Funds invest in the Portfolio through the Hub and Spoke(R) master-feeder investment fund structure. "Hub and Spoke(R)" is a registered service mark of Signature Financial Group, Inc.

The Portfolio is managed by Deutsche Fund Management, Inc. ("DFM"), a registered investment adviser and an indirect subsidiary of Deutsche Bank AG, a major global financial institution.


This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing and it should be retained for future reference. Additional information about the Funds has been filed with the Securities and Exchange Commission ("SEC") in a Statement of Additional Information dated April 30, 1998 (as supplemented from time to time). This information is incorporated herein by reference and is available without charge from the Funds' Transfer Agent, Federated Shareholder Services Company, by calling toll-free 888-4-DEUTSCHE.

INVESTMENTS IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, DEUTSCHE BANK AG OR ANY OTHER BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated April 30, 1998


--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


Expense Summary........................................   2
Financial Highlights...................................   3
The Funds..............................................   4
Investment Objective, Policies and Restrictions........   4
 Loans of Portfolio Securities.........................   5
 Reverse Repurchase Agreements.........................   5
 Floating and Variable Rate Instruments................   5
 Investment Restrictions...............................   5
 Fundamental Investment Restrictions...................   5
 Non-Fundamental Investment Restrictions...............   6
Management of the Corporation and the Portfolio Trust..   6
 Manager...............................................   6
 Adviser...............................................   6
 Administrator.........................................   6
 Operations Agent......................................   7
 Administrative Agent..................................   7
 Distributor...........................................   7
 Transfer Agent, Custodian and Fund Accountant.........   7
 Expenses..............................................   8
 Expenses of Class A Shares and Class B Shares.........   8
 Portfolio Transactions................................   8
Purchase of Shares.....................................   8
 Purchasing Shares Through a Financial Intermediary....   8
 Purchasing Shares by Wire.............................   9
 Purchasing Shares by Check............................   9
Special Purchase Features..............................   9
 Systematic Investment Program.........................   9
 Retirement Plans......................................   9
Conversion of Class B Shares...........................   9
Exchange Privilege.....................................   9
 Class A Shares........................................   9
 Class B Shares........................................   9
 Class Y Shares........................................   9
 Requirements for Exchange.............................   9
 Tax Consequences......................................   9
 Making an Exchange....................................  10
 Telephone Instructions................................  10
 Redemption of Shares..................................  10
 Redeeming Shares Through a Financial Intermediary.....  10
 Redeeming Shares by Telephone.........................  10
 Redeeming Shares by Mail..............................  10
Special Redemption Features............................  10
 Systematic Withdrawal Program.........................  10
Contingent Deferred Sales Charge.......................  11
 Class A Shares........................................  11
 Class B Shares........................................  11
 Class A Shares and Class B Shares.....................  11
 Elimination of Contingent Deferred Sales Charge.......  11
Account and Share Information..........................  11
 Certificates and Confirmations........................  11
 Accounts with Low Balances............................  11
Dividends and Distributions............................  11
Net Asset Value........................................  12
Organization...........................................  12
Taxes..................................................  13
Additional Information.................................  13
Appendix A.............................................  13


--------------------------------------------------------------------------------
                                EXPENSE SUMMARY
--------------------------------------------------------------------------------

The following table summarizes estimated shareholder transaction and annual operating expenses of the Funds and the allocable operating expenses of the Portfolio. The Directors of the Corporation believe that the aggregate per share expenses of each Fund and the allocable operating expenses of the Portfolio will be approximately equal to and may be less than the expenses that the Fund would incur if it retained the services of an investment adviser and invested its assets directly in portfolio securities. Actual expenses may vary. A hypothetical example based on the summary is also shown. For more information concerning the expenses of each Fund and the Portfolio, see "Management of the Corporation and the Portfolio Trust."

                        Shareholder Transaction Expenses

                                                                                     Class A      Class B     Class Y
                                                                                     -------      -------     -------
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)......  None         None        None
Maximum Sales Charge Imposed on Reinvested Dividends
  (as a percentage of offering price)..............................................  None         None        None
Contingent Deferred Sales Charge (as a percentage of original purchase price or
  redemption proceeds, as applicable)..............................................  0.00%(1)     5.00%(2)   None
Redemption Fees (as a percentage of amount redeemed, if applicable)................  None         None       None
Exchange Fees......................................................................  None         None       None

(1) Class A shares acquired upon the exchange of Class A shares of another Deutsche Fund purchased without an initial sales charge either (i) based on an initial investment of $1,000,000 or more or (ii) with proceeds of a redemption of shares of an unaffiliated investment company purchased or redeemed with a sales charge and not distributed by Edgewood, may be charged a contingent deferred sales charge of 1.00% for redemptions made within one full year of purchase. See "Contingent Deferred Sales Charge."

(2) In the first year declining to 1.00% in the sixth year and 0.00% thereafter.


                                 Expense Table
            Annual Operating Expenses (After Expense Reimbursement)

               (As a percentage of projected average net assets)

                                                          Class A   Class B   Class Y
                                                          -------   -------   -------
Advisory Fees...........................................   0.15%     0.15%     0.15%
12b-1 Fees..............................................   0.25%     1.00%     None
Other Expenses (after expense reimbursement)............   0.15%     0.15%     0.05%
                                                           -----     -----     -----
Total Operating Expenses (after expense reimbursement)..   0.55%     1.30%     0.20%
                                                           =====     =====     =====

Example
--------------------------------------------------------------------------------
An investor would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return and (2)redemption at the end of each time period:

                               Class A  Class B  Class Y
                               -------  -------  -------
1 Year........................   $ 6      $63       $2
3 Years.......................   $18      $71       $6

An investor would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return and (2)no redemption at the end of each time period:

                               Class A  Class B  Class Y
                               -------  -------  -------
1 Year........................   $ 6      $13       $2
3 Years.......................   $18      $41       $6

The above expense table is designed to assist investors in understanding the various estimated direct and indirect costs and expenses that investors in a Fund would bear. Wire transferred redemptions of less than $5,000 may be subject to additional fees. The fees and expenses included in "Other Expenses" are estimated for each Fund's first fiscal year and include (i) the fees paid to the Administrator, Administrative Agent, Operations Agent, Transfer Agent, Fund Accounting Agent and Custodian (as each are defined below), (ii) amortization of organizational expenses, and (iii) other usual and customary expenses of each Fund and the Portfolio. The Manager, Administrator, Operations Agent, Transfer Agent, Administrative Agent, Fund Accounting Agent and Custodian have voluntarily agreed to waive a portion of their respective fees and/or reimburse expenses with respect to the Class Y Fund, for at least the first year operations, to the extent necessary to maintain such Fund's ratio of total operating expenses to average annual net assets at the level indicated above. The Manager and the Adviser have voluntarily agreed to reimburse the Class A and Class B Fund, for at least the first year of operations, to the extent necessary to maintain the ratio of total operating expenses to average annual net assets of the Class A shares and Class B shares at the respective levels indicated above. Assuming no fee waivers or reimbursement of expenses, estimated "Other Expenses" for Class A shares, Class B shares and the Class Y Fund for the Funds' first fiscal year would be 0.20%, 0.20% and 0.12%, respectively, and "Total Operating Expenses" would be 0.60%, 0.35% and 0.24%, respectively, of the average daily net assets of the class or Fund. For a more detailed description of contractual fee arrangements, including waivers and expense reimbursements, see "Management of the Corporation and the Portfolio Trust" and "Expenses." In connection with the above example, investors should note that $1,000 is less than the minimum investment requirement for the Funds. See "Purchase of Shares." Because the fees paid under the 12b-1 Plan of the Class A and Class B Fund are charged against the assets of such Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of the maximum front-end sales charge that such Fund would be permitted to charge. The example is hypothetical; it is included solely for illustrative purposes. It should not be considered a representation of future performance; actual expenses may be more or less than those shown.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


Unaudited financial highlights for Class A shares and Class Y shares of the Funds for the period from commencement of operations through February 28, 1998, are incorporated herein by reference to the Semi-Annual Report and supplement to the Prospectus dated April 30, 1998, which accompanies this Prospectus. The Fund did not have any operations through February 28, 1998.

--------------------------------------------------------------------------------
                                     FUNDS
--------------------------------------------------------------------------------


Each Fund is a diversified, open-end management investment company and is a series of shares of common stock of the Deutsche Funds, Inc., a Maryland corporation incorporated on May 22, 1997 (see "Organization"). The investment objective of each Fund is to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.


Each Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has the same investment objective as the Funds. The Portfolio is an open-end management investment company and a series of shares of beneficial interest in the Deutsche Portfolios, a trust organized under the laws of the State of New York (see "Organization)."

Shares of the Funds are sold continuously by the Distributor. The Class A and Class B Fund requires a minimum initial investment of $5,000. The minimum subsequent investment for the Class A and Class B Fund is $500. The minimum initial investment to purchase Class Y Fund shares is $5 million, unless: (a) the investor has invested at least $5 million in the aggregate among any class of shares of any Deutsche Fund; or (b) the investor has, in the opinion of the Manager, adequate intent and availability of funds to reach a future level of investment of $5 million among any class of shares of the Deutsche Funds. There is no minimum for subsequent purchases in the Class Y Fund. See "Purchase of Shares." If a shareholder reduces his or her investment in a Fund to less than the applicable minimum investment, the investment is subject to mandatory redemption. See "Account and Share Information--Accounts with Low Balances."


Proceeds from the sale of shares of each Fund are invested in the Portfolio, which then invests its assets in accordance with its investment objective and policies. DFM is the investment manager of the Portfolio (the "Manager"). Deutsche Morgan Grenfell Investment Management Inc. ("DMGIM") is the investment adviser of the Portfolio. The Manager and the Adviser are indirect subsidiaries of Deutsche Bank AG. Federated Services Company is the administrator of the Funds (the "Administrator") and the operations agent of the Portfolio ("Operations Agent"). IBT Fund Services (Canada) Inc. ("IBT (Canada)") is the fund accounting agent of the Funds and the Portfolio ("Fund Accounting Agent"). Federated Shareholder Services Company is the transfer agent and dividend disbursing agent of the Funds ("Transfer Agent"). IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)") is the administrative agent of the Portfolio ("Administrative Agent"). Investors Bank & Trust Company ("IBT") is the custodian of the Funds and the Portfolio ("Custodian"). The Board of Directors of the Corporation and the Board of Trustees of the Portfolio Trust provide broad supervision over the affairs of the Funds and of the Portfolio, respectively. The Directors who are not "interested persons" of the Corporation as defined in the Investment Company Act of 1940, as amended (the "1940 Act")(the "Independent Directors"), are the same as the Trustees who are not "interested persons" of the Portfolio Trust as defined in the 1940 Act (the "Independent Trustees"). A majority of the Corporation's Directors and the Portfolio Trust's Trustees are not affiliated with the Manager, the Adviser or the Distributor. For further information about the Directors of the Corporation and the Trustees of the Portfolio Trust, see "Management of the Corporation and the Portfolio Trust" herein and "Directors, Trustees, and Officers" in the Statement of Additional Information.

--------------------------------------------------------------------------------
                         INVESTMENT OBJECTIVE, POLICIES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                AND RESTRICTIONS
--------------------------------------------------------------------------------

The investment objective of each Fund is to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The net asset value of each of the Funds' shares is expected to remain constant at $1.00. However, a contingent deferred sales charge is imposed under certain circumstances. There can be no assurance that the investment objective of the Funds will be achieved or that the net asset value per share will not vary.

Each Fund attempts to achieve its investment objective by investing all its investable assets in the Portfolio, a series of the Portfolio Trust which has the same investment objective as the Fund. Since the investment characteristics and experience of the Funds will correspond directly with those of the Portfolio, the discussion in this Prospectus focuses on the investments and investment policies of the Portfolio. The policies employed by the Funds and the Portfolio in their efforts to achieve this objective are described below. Additional information about the investment policies of the Funds and the Portfolio appears in the Statement of Additional Information under "Investment Objectives and Policies." No Fund represents a complete investment program.

Investments for the Portfolio mature or are deemed to mature within 397 days (or 792 days in the case of U.S. Government securities) from the date of purchase and the average maturity of the investments held by the Portfolio (on a dollar-weighted basis) is 90 days or less. Currently, the Portfolio's investment policy is to invest only in money market instruments, including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and bank obligations (such as certificates of deposit, fixed time deposits and bankers' acceptances), commercial paper, repurchase agreements, when-issued and delayed delivery securities, bonds issued by U.S. corporations and obligations of certain supranational organizations and foreign governments and their agencies and instrumentalities. (See Appendix A for more information.) The Portfolio may also enter into reverse repurchase agreements. The Portfolio will not invest more than 5% of its total assets in securities of a single issuer other than U.S. Government securities. All of the assets of the Portfolio are invested in securities which are rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P")) or, if unrated, are of comparable quality as determined by or under the direction of the Portfolio Trust's Board of Trustees.

Although the assets of the Portfolio are invested in high-quality, short-term securities, the Portfolio is subject to interest rate risk and credit risk which cause fluctuations in the amount of income accrued on the Portfolio's investments and therefore in the daily dividend paid by the Funds and, in extreme cases, could cause the net asset value per share of the Funds to deviate from $1.00 per share. Interest rate risk refers to the price fluctuation of a debt security in response to changes in interest rates. In general, short-term securities have relatively small fluctuations in price in response to general changes in interest rates. Credit risk refers to the likelihood that an issuer will default on interest and principal payments. High-quality securities of short maturities generally have relatively minimal credit risk.

Subject to the restriction on the Funds' and the Portfolio's investments in securities that are not readily marketable (see "Non-Fundamental Investment Restrictions"), the Portfolio may purchase restricted securities, including securities eligible for resale under Rule 144A under the Securities Act of 1933 (the "Securities Act") and commercial paper issued in reliance upon the exemption from registration in Section 4(2) of the Securities Act. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act.

Loans of Portfolio Securities

Loans of portfolio securities up to 30% of the total value of the Portfolio are permitted and may be entered into for not more than one year. These loans must be secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned plus accrued income. By lending securities, the Portfolio's income can be increased by its continuing to receive income on the loaned securities as well as by the opportunity to receive interest on the collateral. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its investors.

Reverse Repurchase Agreements

Reverse repurchase agreements may be entered into only with a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. This is an agreement in which the Portfolio agrees to repurchase securities sold by it at a mutually agreed upon time and price. As such, it is viewed as the borrowing of money for the Portfolio. Proceeds of borrowings under reverse repurchase agreements are invested for the Portfolio. This is the speculative factor known as "leverage." If interest rates rise during the term of a reverse repurchase agreement utilized for leverage, the value of the securities to be repurchased for the Portfolio as well as the value of securities purchased with the proceeds will decline. In these circumstances, the Portfolio's entering into reverse repurchase agreements may have a negative impact on the ability to maintain the Funds' net asset value of $1.00 per share. Proceeds of a reverse repurchase transaction are not invested for a period which exceeds the duration of the reverse repurchase agreement. A reverse repurchase agreement is not entered into for the Portfolio if, as a result, more than one-third of the market value of the Portfolio's total assets, less liabilities other than the obligations created by reverse repurchase agreements, is engaged in reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, the amount of the Portfolio's obligations created by reverse repurchase agreements is reduced within three days thereafter (not including Sundays and holidays) or such longer period as the Securities and Exchange Commission may prescribe, to an extent that such obligations do not exceed, in the aggregate, one-third of the market value of the Portfolio's assets, as defined above. A segregated account with the Custodian is established and maintained for the Portfolio with liquid assets in an amount at least equal to the Portfolio's purchase obligations under its reverse repurchase agreements. Such a segregated account consists of liquid, high grade debt securities marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the purchase obligations.

Floating and Variable Rate Instruments

Certain of the obligations that the Portfolio may purchase have a floating or variable rate of interest. Such obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the Prime Rate, and at specified intervals. Certain of such obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. The Portfolio will limit its purchase of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The Adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Portfolio's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Portfolio elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book-entry form at a bank other than the Custodian, subject to a subcustodian agreement approved by the Portfolio Trust between that bank and the Custodian.

To the extent that floating and variable rate instruments without demand features are not readily marketable, they will be subject to the investment restriction on the Portfolio's investment in securities that are not readily marketable.

Investment Restrictions

The investment objective of each Fund and the Portfolio, together with the fundamental investment restrictions described below and in the Statement of Additional Information, except as noted, are deemed fundamental policies, i.e., they may be changed only with the approval of the holders of a majority of the outstanding voting securities of the Fund and the Portfolio. Each Fund has the same investment restrictions as the Portfolio, except that the Fund may invest all of its investable assets in the Portfolio. References below to the Portfolio's investment restrictions also include the Funds' investment restrictions. Any other investment policies of the Portfolio and each Fund described herein or in the Statement of Additional Information are not fundamental and may be changed without shareholder approval.


Each Fund will comply with Rule 2a-7 under the 1940 Act, including the eligibility, diversification, quality and maturity limitations imposed by the Rule. A more detailed description of Rule 2a-7 is set forth in the Funds' Statement of Additional Information under "Investment Objective and Policies."


Fundamental Investment Restrictions

Each Fund is classified as "diversified" under the 1940 Act, which means that at least 75% of its total assets is represented by cash; securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and other securities limited in respect of any one company to an amount no greater than 5% of the Fund's total assets (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities). As a matter of operating policy, the foregoing fundamental policy would give the Portfolio the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event that Rule 2a-7 is amended in the future.

The Portfolio may not purchase securities or other obligations of issuers conducting their principal business activity in the same industry if its investments in such industry would equal or exceed 25% of the value of the Portfolio's total assets, except this limitation shall not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or certificates of deposit, bankers' acceptances or time deposits.

Non-Fundamental Investment Restrictions

The Portfolio will not purchase more than 10% of the principal amount of all outstanding debt obligations of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities). In addition, except for the investment of all of each Fund's assets in the Portfolio, not more than 10% of the net assets of a Fund or the Portfolio, as the case may be, may be invested in securities that are subject to legal or contractual restrictions on resale or in securities which are not readily marketable, provided that there is no limitation with respect to or arising out of investment in (a) securities that have legal or contractual restrictions on resale but have a readily available market or (b) securities that are not registered under the Securities Act but which can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act.

For a more detailed discussion of the above investment restrictions, as well as a description of certain other investment restrictions, see "Investment Restrictions" in the Statement of Additional Information.

--------------------------------------------------------------------------------
                         MANAGEMENT OF THE CORPORATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            AND THE PORTFOLIO TRUST
--------------------------------------------------------------------------------

The Board of Directors of the Corporation and the Board of Trustees of the Portfolio Trust provide broad supervision over the affairs of each Fund and the Portfolio, respectively. Each Fund has retained the services of Federated Services Company as Administrator, Federated Shareholder Services Company as Transfer Agent, IBT (Canada) as Fund Accounting Agent and IBT as Custodian but has not retained the services of an investment manager or adviser since each Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. The Portfolio has retained the services of DFM as Manager, Federated Services Company as Operations Agent, IBT (Canada) as Fund Accounting Agent, IBT (Cayman) as Administrative Agent and IBT as Custodian. DFM has retained the services of DMGIM as Adviser of the Portfolio.

Manager

The Portfolio Trust has retained the services of DFM as investment manager to the Portfolio. DFM, with principal offices at 31 West 52nd Street, New York, New York 10019, is a Delaware corporation and registered investment adviser under the Advisers Act of 1940.


DFM is a wholly-owned subsidiary of Deutsche Fonds Holding GmbH ("DFH"), a company with limited liability organized under the laws of Germany and a consolidated subsidiary of Deutsche Bank AG, a major global banking institution. With total assets the equivalent of $582 billion and 76,100 employees as of the year-ended 1997, Deutsche Bank AG is one of Europe's largest universal banks. It is engaged in a wide range of financial services, including retail and commercial banking, investment banking and insurance. Deutsche Bank AG's creditworthiness ranks it among the most highly rated financial institutions in the world. For example, Deutsche Bank AG has been rated AAA by S&P. Deutsche Bank AG and its affiliates may have commercial lending relationships with companies whose securities may be held by the Portfolio.

Subject to the overall supervision of the Portfolio Trust's Trustees, DFM is responsible for the day-to-day investment decisions, the execution of portfolio transactions and the general management of the Portfolio's investments and provides certain supervisory services. Under its investment management agreement with the Portfolio Trust (the "Management Agreement"), DFM is permitted, subject to the approval of the Board of Trustees of the Portfolio Trust, to delegate to a third party responsibility for management of the investment operations of the Portfolio. DFM has delegated this responsibility to the Adviser. DFM retains overall responsibility, however, for supervision of the investment management program for the Portfolio. See "Manager" in the Statement of Additional Information.

As compensation for the services rendered and related expenses borne by DFM under the Management Agreement with the Portfolio Trust with respect to the Portfolio, DFM receives a fee from the Portfolio, which is computed daily and may be paid monthly, equal to 0.15% of the average daily net assets of the Portfolio on an annualized basis for the Portfolio's then-current fiscal year. DFM and the Adviser have agreed to reimburse certain expenses of the Class A and Class B Fund, and, together with certain other service providers to the Class Y Fund and the Portfolio, to waive and/or reimburse expenses of the Class Y Fund, for at least one year from the respective Fund's commencement of operations. See "Expenses."

Adviser


Pursuant to an investment advisory agreement ("Advisory Agreement") among DFM, DWS International Portfolio Management GmbH and DMGIM, DMGIM provides investment advice and portfolio management services to the Portfolio. Subject to the overall supervision of DFM, the Adviser conducts the day-to-day investment decisions of the Portfolio, arranges for the execution of portfolio transactions and furnishes a continuous investment program for the Portfolio.


The Adviser is an SEC-registered investment adviser and an indirect subsidiary of Deutsche Bank AG, a major German banking institution. The offices of the Adviser are located at 31 West 52nd Street, New York, New York 10019.

For these services, the Adviser receives from DFM a fee, which is computed daily and may be paid monthly, equal to 0.1125% of the average daily net assets of the Portfolio on an annualized basis for the Portfolio's then-current fiscal year.

Administrator

Under a master agreement for administration services with the Corporation, Federated Services Company serves as Administrator to the Funds. In connection with its responsibilities as Administrator, Federated Services Company, among other things (i) prepares, files and maintains the Funds' governing documents, registration statements and regulatory documents; (ii) prepares and coordinates the printing of publicly disseminated documents; (iii) monitors declaration and payment of dividends and distributions; (iv) projects and reviews the Funds' expenses; (v) performs internal audit examinations; (vi) prepares and distributes materials to the Directors of the Corporation; (vii) coordinates the activities of all service providers; (viii) monitors and supervises collection of tax reclaims; and (ix) prepares shareholder meeting materials.

As Administrator, Federated Services Company receives a fee from each Fund, which is computed daily and may be paid monthly, at an annual rate, for at least the Fund's first year of operations, equal to 0.045% of the average daily net assets of the Fund on an annualized basis for the Fund's then-current fiscal year. If, after the Funds' first year of operations, the average net assets of the Portfolio (excluding assets attributable to the Class Y Fund) have not reached $325 million, the Administrator's fee would be increased to an annual rate of 0.065% of the average daily net assets of each Fund up to $200 million and 0.0525% of the average daily net assets of each Fund greater than $200 million. The Administrator has agreed, together with the Manager and the Adviser and certain other service providers to the Class Y Fund and the Portfolio, to waive a portion of their fees and/or reimburse expenses of the Fund under certain circumstances for at least one year from the Fund's commencement of investment operations. See "Expenses."

Operations Agent

Under an operations agency agreement with the Portfolio Trust, Federated Services Company serves as Operations Agent to the Portfolio. In connection with its responsibilities as Operations Agent, Federated Services Company, among other things (i) prepares governing documents, registration statements and regulatory filings; (ii) performs internal audit examinations; (iii)prepares expense projections; (iv) prepares materials for the Trustees of the Portfolio Trust; (v) coordinates the activities of all service providers; (vi)conducts compliance training for the Adviser; (vii) prepares investor meeting materials; and (viii) monitors and supervises collection of tax reclaims.


As Operations Agent of the Portfolio, Federated Services Company receives a fee from the Portfolio, which is computed daily and paid monthly, at an annual rate, for at least the Portfolio's first year of operations, equal to 0.015% of the average daily net assets of the Portfolio. If, after the Portfolio's first year of operations, the average net assets of the Portfolio (excluding assets attributable to the Class Y Fund) have not reached $325 million, the Operations Agent's fee would be increased to an annual rate of 0.035% of the average daily net assets of the Portfolio. See "Expenses."

Administrative Agent

Under an administration agreement with the Portfolio Trust, IBT (Cayman) provides certain services to the Portfolio, including (i) filing and maintaining the governing documents, registration statements and other regulatory filings;
(ii) maintaining a telephone line; (iii) approving annual expense budgets; (iv) authorizing expenses; (v) distributing materials to the Trustees of the Portfolio Trust; (vi) authorizing dividend distributions; (vii) maintaining books and records; (viii) filing tax returns; and (ix) maintaining the investor register.

As Administrative Agent of the Portfolio, IBT (Cayman) receives a fee from the Portfolio, which may be paid monthly, at the annual rate of $5,000.

Distributor


Edgewood serves as principal distributor for shares of each Fund. Edgewood is located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-5829. It is a New York corporation organized on October 26, 1993, and is the principal distributor for a number of investment companies. Edgewood is a subsidiary of Federated Investors and an affiliate of Federated Services Company.


Under a distribution and services plan adopted in accordance with Rule 12b-1 of the 1940 Act, Class B shares are subject to a distribution plan (the "Distribution Plan") and Class A shares and Class B shares are subject to a service plan (the "Service Plan").

Under the Distribution Plan, Class B shares will pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of the Fund represented by Class B shares to finance any activity which is principally intended to result in the sale of Class B shares subject to the Distribution Plan. Because distribution fees to be paid by a Fund to the Distributor may not exceed an annual rate of 0.75% of Class B shares' average daily net assets, it will take the Distributor a number of years to recoup the expenses, including payments to other dealers, it has incurred for its sales services and distribution-related support services pursuant to the Distribution Plan.

The Distribution Plan is a compensation-type plan. As such, the Fund makes no payments to the Distributor except as described above. Therefore, the Fund does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor's overhead expenses. However, the Distributor may be able to recover such amounts or may earn a profit from future payments made by shares under the Distribution Plan.


Under the Service Plan, the Class A and Class B Fund pays to DFM for the provision of certain services to the holders of Class A shares and Class B shares a fee computed at an annual rate of 0.25% of the average daily net assets of each such Class of shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund, providing reports and other information to shareholders and financial intermediaries ("Financial Intermediaries"), and services related to the maintenance of shareholder accounts, and other services. DFM determines the amounts to be paid to Financial Intermediaries, the schedules of such fees and the basis upon which such fees will be paid. Securities laws may require certain Financial Intermediaries such as depository institutions to register as dealers.

DFM may pay Financial Intermediaries a shareholder services fee of up to 0.25% of the amount invested in Class A and Class B shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the Deutsche Funds or certain other products made available by the Distributor to such plans or programs is $1,000,000 or more ("Eligible Benefit Plans"). Shares in the Deutsche Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. DFM reserves the right to cease paying these fees at any time. DFM may pay such fees from its own funds in addition to amounts received from the Funds under the Service Plan, including past profits or any other source available to it. Such payments are subject to a reclaim from the Financial Intermediary should the assets leave the plan or program within 12 months after purchase.

Furthermore, with respect to Class A shares and Class B shares, the Distributor may offer to pay a fee from its own assets to Financial Intermediaries as financial assistance for providing substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Class A and Class B Fund. Such assistance may be predicated upon the amount of shares the Financial Intermediary sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the Financial Intermediary.

Transfer Agent, Custodian and Fund Accountant

Federated Shareholder Services Company, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, serves as the transfer agent and dividend disbursing agent for the Funds. IBT, 200 Clarendon Street, Boston, Massachusetts 02116 acts as the custodian of the Funds' and the Portfolio's assets. Securities held for the Portfolio may be held by a sub-custodian bank approved by the Trustees or Custodian of the Portfolio Trust. IBT (Canada) provides fund accounting services to the Funds and the Portfolio, including (i) calculation of the daily net asset value for the Funds and the Portfolio; (ii) monitoring compliance with investment portfolio restrictions, including all applicable federal securities and other regulatory requirements; and (iii) monitoring the Funds' and Portfolio's compliance with the requirements applicable to a regulated investment company under the Internal Revenue Code (the "Code").

Expenses

In addition to the fees payable under the various agreements discussed above, each Fund and the Portfolio are responsible for usual and customary expenses associated with their respective operations. Such expenses may include organization expenses, legal fees, audit fees and expenses, insurance costs, the compensation and expenses of the Directors or Trustees, as the case may be, registration fees under applicable securities laws, fund accounting fees, custodian fees and extraordinary expenses. For each Fund, such expenses also include transfer, registrar and dividend disbursing costs, and the expenses of printing and mailing reports and notices and proxy statements to Fund shareholders. For the Portfolio, such expenses also include brokerage expenses.


As discussed above, if, after the Portfolio's first year of operations, the average net assets of the Portfolio have not reached $325 million, Federated Services Company, as Administrator and Operations Agent to the Funds and the Portfolio, respectively, may increase the annual rate of its asset-based fees. See "Administrator" and "Operations Agent." In addition, in such circumstance IBT and IBT (Canada), as Custodian and Fund Accounting Agent, respectively, to the Funds and the Portfolio, may increase the asset-based fees charged to the Portfolio. Such increase by the Custodian and Fund Accounting Agent could add fees of as much as 0.015% per annum of the average annual assets of the Funds and the Portfolio.

The Manager, Adviser, Administrator, Operations Agent, Administrative Agent, Transfer Agent, Fund Accounting Agent and Custodian have voluntarily agreed to waive a portion of their respective fees and/or reimburse expenses with respect to the Class Y Fund, for at least the Fund's first year of operations, to the extent necessary to maintain such Fund's ratio of total operating expenses to average annual net assets at not more than 0.20%. The Manager and the Adviser have agreed to reimburse the expenses of the Class A and Class B Fund, for at least the Fund's first year of operations, to the extent necessary to maintain the ratio of total operating expenses to average annual net assets of the Class A shares and Class B shares at 0.55% and 1.30%, respectively. There can be no assurance that the Manager or the other service providers will continue such fee waivers or reimbursement beyond one year.

Expenses of Class A Shares and Class B Shares

Holders of Class A shares and Class B shares bear their allocable portion of the Class A and Class B Fund's expenses along with their allocable share of the Portfolio's operating expenses. At present, the only expenses which are allocated specifically to Class A shares and Class B shares as classes are expenses under the Distribution Plan and expenses under the Service Plan. However, the Directors reserve the right to allocate certain other expenses to holders of Class A shares and Class B shares ("Class Expenses"). In any case, Class Expenses would be limited to: distribution fees; shareholder services fees; transfer agent fees as identified by the Transfer Agent as attributable to holders of Class A shares and Class B shares; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders as attributable to holders of Class A shares and Class B shares; registration fees paid to the Securities and Exchange Commission and to state securities commissions as attributable to holders of Class A shares and Class B shares; expenses related to administrative personnel and services as required to support holders of Class A shares and Class B shares; legal fees relating solely to Class A shares and Class B shares; and Directors' fees incurred as a result of issues related solely to Class A shares and Class B shares.

Portfolio Transactions


Although the Portfolio generally holds investments until maturity and does not seek profits through short-term trading, it may dispose of any portfolio security prior to its maturity if it believes such disposition advisable. Money market securities are generally traded on a net basis and do not normally involve brokerage commissions or transfer taxes. See "Portfolio Transactions" in the Statement of Additional Information.

--------------------------------------------------------------------------------
                               PURCHASE OF SHARES
--------------------------------------------------------------------------------


Shares of the Funds are sold on days on which the New York Stock Exchange and Federal Reserve Bank are open. Shares of each Fund may be purchased as described below either through a Financial Intermediary (such as a bank or broker/dealer which has a sales agreement with the Distributor) or by sending a wire or a check directly to a Fund, with a minimum initial investment of $5,000 for the Class A and Class B Fund; or $5 million for the Class Y Fund, unless: (a) the investor has invested at least $5 million in the aggregate among any class of shares of any Deutsche Fund; or (b) the investor has, in the opinion of the Manager, adequate intent and availability of funds to reach a future level of investment of $5 million among any class of shares of Deutsche Funds. Additional investments in the Class A and Class B Fund can be made for as little as $500. There is no minimum for subsequent purchases in the Class Y Fund. The minimum initial investments for retirement plan participants is $1,000 and the subsequent investment for retirement plan participants is $100. (Financial Intermediaries may impose different minimum investment requirements on their customers and may separately charge a fee for Fund transactions.) Class B shares may be purchased, without an initial sales charge but subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge"), only upon an exchange of Class B shares of another Deutsche Fund.

In connection with any sale, the Distributor may from time to time offer certain items of nominal value to any shareholder or investor. The Funds reserves the right to reject any purchase request. An account must be established through a Financial Intermediary or by completing, signing, and returning the new account form available from the Funds before shares can be purchased.

Purchasing Shares Through a Financial Intermediary


An investor may call a Financial Intermediary (such as a bank or an investment dealer, which has a sales agreement with the Distributor) to place an order to purchase shares. Orders placed through a Financial Intermediary are considered received when the Fund is notified of the purchase order. Shares are purchased at a price equal to their net asset value next determined after receipt of the purchase order. Purchase orders must be received by the Funds before 3:00 p.m. (U.S. Eastern time) in order for the purchased shares to be entitled to dividends declared that day. It is the Financial Intermediary's responsibility to transmit orders promptly.

The Financial Intermediary which maintains investor accounts in Class B shares with the Class A and Class B Fund must do so on a fully disclosed basis unless it accounts for share ownership periods used in calculating the contingent deferred sales charge (see "Contingent Deferred Sales Charge").

Purchasing Shares by Wire


Once an account has been established, shares may be purchased by Federal Reserve wire by calling the Transfer Agent before 3:00 p.m. (U.S. Eastern time). Payment by federal funds must be received before 4:00 p.m. (U.S. Eastern time) in order to begin earning dividends that same day. All information needed will be taken over the telephone, and the order is considered received when IBT receives payment by wire. Federal funds should be wired as follows: Investors Bank & Trust, Boston, MA: ABA Number 0110-0143-8; BFN Account Number 570000307; For Credit to: (Fund Name) (Fund Class); (Fund Number, this number can be found on the account statement or by contacting the Funds); Account Number; Trade Date and Order Number; Group Number or Dealer Number; Nominee or Institution Name; and ABA Number [#]. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your account representative at the telephone number listed on your account statement.


Purchasing Shares by Check


Once an account has been established, shares may be purchased by sending a check made payable to the name of the specific Fund (designate class of shares and account number) to: Deutsche Funds, Inc., P.O. Box 8612, Boston, MA 02266-8612. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received).

--------------------------------------------------------------------------------
                           SPECIAL PURCHASE FEATURES
--------------------------------------------------------------------------------

Systematic Investment Program

Once an account has been opened with the minimum initial investment, shareholders of Class A shares may add to their investment on a regular basis in a minimum amount of $100. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account at an Automated Clearing House ("ACH") member and invested in the Fund at the net asset value next determined after an order is received by the Fund. Shareholders should contact their Financial Intermediary or the Fund directly to participate in this program.

Retirement Plans
Class A and Class B Fund shares can be purchased as an investment for retirement plans or IRA accounts. For further details, contact the Funds and consult a tax adviser.

--------------------------------------------------------------------------------
                          CONVERSION OF CLASS B SHARES
--------------------------------------------------------------------------------


Class B shares will automatically convert into Class A shares on or about the fifteenth of the month eight full years after the initial purchase date in any one Deutsche Fund. Until conversion, Class B shares will have a higher expense ratio and pay lower dividends than Class A shares due to the higher 12b-1 fees.


--------------------------------------------------------------------------------
                               EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

Class A Shares

Class A shareholders may exchange all or some of their shares for Class A shares of other Deutsche Funds at relative net asset value plus a sales charge to the extent required by that Deutsche Fund. Sales charges will not be imposed to the extent the exchange is made with proceeds from the previous redemption of Class A shares of another Deutsche Fund that imposed a sales charge on the initial purchase. None of the Deutsche Funds imposes any additional fees on exchanges. However, Class A shares acquired upon the exchange of Class A shares of another Deutsche Fund purchased without an initial sales charge (i) based on an initial investment of $1,000,000 or more or (ii) with proceeds of a redemption of shares of an unaffiliated investment company purchased or redeemed with a sales charge and not distributed by Edgewood may be charged a contingent deferred sales charge of 1.00% for redemptions made within one full year of the original purchase.

Class B Shares

Class B shareholders may exchange all or some of their shares for Class B shares of other Deutsche Funds. Contact your Financial Intermediary regarding the availability of other Class B shares in the Deutsche Funds. Exchanges are made at net asset value without being assessed a contingent deferred sales charge on the exchanged shares. To the extent that a shareholder exchanges shares for Class B shares of other Deutsche Funds, the time for which exchanged-from shares were held will be credited against the time for which the exchanged-for shares are required to be held for purposes of satisfying the applicable holding period in respect of the contingent deferred sales charge. For more information, see "Contingent Deferred Sales Charge."

Class Y Shares

Class Y shareholders have no exchange privileges.

Please contact your Financial Intermediary directly or the Distributor for information on and prospectuses for the Deutsche Funds into which your shares may be exchanged free of charge.

Requirements for Exchange

Shareholders using this privilege must exchange shares having a net asset value equal to the minimum investment requirements of the Deutsche Fund into which the exchange is being made. The shareholder must receive a Prospectus of the Deutsche Fund for which the exchange is being made.

This privilege is available to shareholders resident in any state in which the shares being acquired may be sold. Upon receipt of proper instructions and required supporting documents, shares submitted for exchange are redeemed and proceeds invested in the same class of shares of the other Fund. The exchange privilege may be modified or terminated at any time. Shareholders will be notified in advance of the modification or termination of the exchange privilege.

Tax Consequences

An exchange will be treated as a taxable sale for federal income tax purposes and any gain or loss realized will be subject to the rules applicable to reinvestments (described above under "Tax Treatment of Reinvestments"). See "Taxes" below for additional information.

Making an Exchange


Instructions for exchanging may be given in writing or by telephone. Written instructions may require a signature guarantee. Shareholders of the Class A and Class B Fund may have difficulty in making exchanges by telephone through brokers and other Financial Intermediaries during times of drastic economic or market changes. If a shareholder cannot contact a broker or Financial Intermediary by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail to: Deutsche Funds, Inc., c/o Federated Shareholder Services Company, 1099 Hingham Street, Rockland, MA 02370-3317.


Telephone Instructions

Telephone instructions made by the investor may be carried out only if a telephone authorization form completed by the investor is on file with the Funds. If the instructions are given by a broker, a telephone authorization form completed by the broker must be on file with the Funds. If reasonable procedures are not followed, the responsible party may be liable for losses due to unauthorized or fraudulent telephone instructions. Shares may be exchanged between two Funds by telephone only if the two Deutsche Funds have identical shareholder registrations.


Any shares held in certificated form cannot be exchanged by telephone but must be forwarded to Federated Shareholder Services Company and deposited to the shareholder's account before being exchanged. Telephone exchange instructions are recorded and will be binding upon the shareholder. Such instructions will be processed as of 2:00 p.m. (U.S. Eastern time) and must be received by the Fund before that time for shares to be exchanged the same day. Shareholders exchanging into the Class A and Class B Fund will begin receiving dividends the following business day. This privilege may be modified or terminated at any time.

--------------------------------------------------------------------------------
                              REDEMPTION OF SHARES
--------------------------------------------------------------------------------


Shares are redeemed at their net asset value, next determined after a Fund receives the redemption request, less any applicable contingent deferred sales charge. Redemptions will be made on days on which each Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

Redeeming Shares Through a Financial Intermediary


Shares of the Funds may be redeemed by calling your Financial Intermediary to request the redemption. Shares will be redeemed at the net asset value next determined after a Fund receives the redemption request from the Financial Intermediary, less any applicable contingent deferred sales charge. The Financial Intermediary is responsible for promptly submitting redemption requests and providing proper written redemption instructions. Customary fees and commissions may be charged by the Financial Intermediary for this service. Redemption requests must be received by the Fund before 2:00 p.m. (U.S. Eastern time) in order for redemption proceeds to be disbursed the same day.


Redeeming Shares by Telephone


Shares may be redeemed in any amount by calling a Fund provided the Fund has received a properly completed authorization form. These forms can be obtained from the Transfer Agent. Proceeds will be mailed in the form of a check, to the shareholder's address of record or by wire transfer to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Wire transfer requests received before 2:00 p.m. (U.S. Eastern time) will be processed the same day, but will not include that day's dividend. Wire transfer requests received after that time will be processed the following business day, but will include that day's dividend. The minimum amount for a wire transfer is $1,000. Proceeds from redeemed shares purchased by check or through ACH will not be wired until the payment has cleared. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day.

Telephone instructions will be recorded. If reasonable procedures are not followed by a Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, redemption by mail (see "Redeeming Shares by Mail") should be considered. If at any time a Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

Redeeming Shares by Mail

Shares may be redeemed in any amount by mailing a written request to: Deutsche Funds, Inc., c/o Federated Shareholder Services Company, P.O. Box 8612, Boston, MA 02266-8612. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: Fund Name and the share Class name; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days after receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with a Fund, or a redemption payable other than to the shareholder of record, must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined by the Securities and Exchange Act of 1934, as amended. The Funds do not accept signatures guaranteed by a notary public.

The Funds and the Transfer Agent have adopted standards for accepting signature guarantees from the above institutions. The Funds may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.

--------------------------------------------------------------------------------
                          SPECIAL REDEMPTION FEATURES
--------------------------------------------------------------------------------

Systematic Withdrawal Program

The Systematic Withdrawal Program permits the Class A and Class B Fund shareholders to receive payments of a predetermined amount from accounts with a $10,000 minimum at the time the shareholder elects to participate in the Systematic Withdrawal Program. Under this program, shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder.


Depending upon the amount of the withdrawal payments, redemptions may reduce, and eventually deplete, the shareholder's investment in the Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in the Fund. A shareholder may apply for participation in this program through such shareholder's Financial Intermediary.


--------------------------------------------------------------------------------
                        CONTINGENT DEFERRED SALES CHARGE
--------------------------------------------------------------------------------

Shareholders may be subject to a contingent deferred sales charge upon redemption of their shares under the following circumstances:

Class A Shares

No initial sales charge applies, but a contingent deferred sales charge of 1% is imposed on certain redemptions of shares issued in exchange for Class A shares of another Deutsche Fund within one year of the original purchase. See "Exchange Privilege." Any applicable contingent deferred sales charge will be imposed on the lesser of the net asset value of the shares of the exchanged-from Deutsche Fund at the time of purchase or the net asset value of the redeemed shares at the time of redemption.

Class B Shares

Shareholders redeeming Class B shares from their Fund accounts within six full years of the purchase date of the Class B shares originally purchased in the Deutsche Fund from which the shareholder exchanged will be charged a contingent deferred sales charge by the Distributor. Any applicable contingent deferred sales charge will be imposed on the lesser of (i) the net asset value of the Class B shares of the exchanged-from Deutsche Fund, at the time of their original purchase or (ii) the net asset value of the redeemed shares at the time of redemption.

Class A Shares and Class B Shares


The contingent deferred sales charge will be deducted from the redemption proceeds otherwise payable to the shareholder and will be retained by the Distributor. The contingent deferred sales charge will not be imposed with respect to: (1) shares acquired through the reinvestment of dividends or distributions of long-term capital gains; and (2) shares held for more than six full years from the date of purchase with respect to Class B shares and one full year from the date of purchase with respect to applicable Class A shares. Redemptions will be processed in a manner intended to maximize the amount of redemption which will not be subject to a contingent deferred sales charge. In computing the amount of the applicable contingent deferred sales charge, redemptions are deemed to have occurred in the following order: (1) shares acquired through the reinvestment of dividends and long-term capital gains; (2) shares held for more than six full years from the date of purchase with respect to Class B shares and one full year from the date of purchase with respect to applicable Class A shares; (3) shares held for fewer than six years with respect to Class B shares and one full year from the date of purchase with respect to applicable Class A shares on a first-in, first-out basis. A contingent deferred sales charge is not assessed in connection with an exchange of Fund shares for shares of other funds in the Deutsche Funds of the same class (see "Exchange Privilege"). Any contingent deferred sales charge imposed at the time the Fund shares issued in an exchange from another Deutsche Fund are redeemed is calculated as if the shareholder had held the shares from the date on which such shareholder became a shareholder of the exchanged-from shares. Moreover, the contingent deferred sales charge will be eliminated with respect to certain redemptions (see "Contingent Deferred Sales Charge--Elimination of Contingent Deferred Sales Charge").

Elimination of Contingent Deferred Sales Charge


The contingent deferred sales charge will be eliminated with respect to the following redemptions: (1) redemptions following the death or disability, as defined in Section 72(m)(7) of the Code, of a shareholder; (2) redemptions representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70/1/U\\2; and (3) involuntary redemptions by the Fund of shares in shareholder accounts that do not comply with the minimum balance requirements. No contingent deferred sales charge will be imposed on redemptions of shares held by Directors, employees and sales representatives of the Corporation, Trustees or employees of the Portfolio Trust, the distributor, or affiliates of the Funds or distributor; employees of any Financial Intermediary that sells shares of the Funds pursuant to a sales agreement with the Distributor; and spouses and children under the age of 21 of the aforementioned persons. Finally, no contingent deferred sales charge will be imposed on the redemption of shares originally purchased through a bank trust department, an investment adviser registered under the Investment Advisers Act of 1940, or retirement plans where the third party administrator has entered into certain arrangements with the Distributor or its affiliates, or any other Financial Intermediary, to the extent that no payments were advanced for purchases made through such entities. The Directors reserve the right to discontinue elimination of the contingent deferred sales charge. Shareholders will be notified of such elimination. Any shares purchased prior to the termination of such waiver would have the contingent deferred sales charge eliminated as provided in the Funds' Prospectus at the time of the purchase of the shares. If a shareholder making a redemption qualifies for an elimination of the contingent deferred sales charge, the shareholder must notify the Distributor or the transfer agent in writing that such shareholder is entitled to such elimination.

--------------------------------------------------------------------------------
                         ACCOUNT AND SHARE INFORMATION
--------------------------------------------------------------------------------

Certificates and Confirmations

As transfer agent for the Funds, Federated Shareholder Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested in writing to Federated Shareholder Services Company. No certificates will be issued for fractional shares.

Detailed confirmations of each purchase and redemption are sent to each shareholder. Monthly confirmations are sent to report dividends paid during that month.

Accounts with Low Balances


Due to the high cost of maintaining accounts with low balances, a Fund may redeem shares in any account, except retirement plans, and pay the proceeds to the shareholder if the account balance falls below the required minimum value. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

--------------------------------------------------------------------------------
                          DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

All the Funds' net income and short-term capital gains and losses, if any, are declared as a dividend daily and paid monthly. All shareholders on the record date are entitled to dividends and distributions.

Dividends and distributions paid by a Fund are automatically reinvested in additional shares of that Fund at net asset value with no sales charge unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.


U.S. federal regulations require that a shareholder provide a certified taxpayer identification number ("TIN") upon opening an account. A TIN is either the Social Security number or employer identification number of the record owner of the account. Failure to furnish a certified TIN to a Fund could subject a shareholder to a $50 penalty which will be imposed by the Internal Revenue Service ("IRS") on the Fund and passed on by the Fund to the shareholder. With respect to individual investors and certain non-qualified retirement plans, U.S. federal regulations generally require the Funds to withhold ("backup withholding") and remit to the U.S. Treasury 31% of any dividends and distributions (including the proceeds of any redemption) payable to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a federal income tax return. Furthermore, the IRS may notify the Funds to institute backup withholding if the IRS determines a shareholder's TIN is incorrect. Backup withholding is not an additional tax; amounts withheld may be credited against the shareholder's U.S. federal income tax liability.


--------------------------------------------------------------------------------
                                NET ASSET VALUE
--------------------------------------------------------------------------------

The net asset value for shares of each class of the Class A and Class B Fund and the Class Y Fund is determined by subtracting from the value of each Fund's and Class' total assets (i.e., the value of its investment in the Portfolio and other assets) the amount of its pro rata share liabilities, including expenses payable or accrued, and dividing the difference by the number of shares of each share class or Fund outstanding at the time the determination is made. It is anticipated that the net asset value per share of each Fund will remain constant at $1.00. No assurance can be given that this goal can be achieved.

Each Fund computes its net asset value once daily at 3:00 p.m. (U.S. Eastern time) on Monday through Friday, except on the holidays listed under "Net Asset Value" in the Statement of Additional Information.

The Portfolio's assets are valued by using the amortized cost method of valuation. This method involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The market value of the securities held by the Portfolio fluctuates on the basis of the creditworthiness of the issuers of such securities and on the levels of interest rates generally. While the amortized cost method provides certainty in valuation, it may result in periods when the value so determined is higher or lower than the price the Portfolio would receive if the security were sold. (See "Net Asset Value" in the Statement of Additional Information.)

--------------------------------------------------------------------------------
                                  ORGANIZATION
--------------------------------------------------------------------------------

The Corporation is an open-end management investment company organized on May 22, 1997, as a corporation under the laws of the State of Maryland. Its offices are located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779; its telephone number is 888-4-DEUTSCHE.


The Articles of Incorporation currently permit the Corporation to issue 17,500,000,000 shares of common stock, par value $0.001 per share, of which 5,000,000,000 shares have been classified as shares of Deutsche US Money Market Fund and 10,000,000,000 shares have been classified as shares of Deutsche Institutional US Money Market Fund. The Board of Directors of the Corporation may increase the number of shares the Corporation is authorized to issue without the approval of shareholders. The Board of Directors of the Corporation also has the power to designate one or more additional series of shares of common stock and to classify and reclassify any unissued shares with respect to such series. Currently there are 11 such series and two classes of shares for each series except the Class Y Fund, which has only one class of shares.


Each share of a Fund or Class shall have equal rights with each other share of the Fund or Class with respect to the assets of the Corporation pertaining to the Fund or Class. Upon liquidation of a Fund, shareholders of each Class are entitled to share pro rata in the net assets of the Fund available for distribution to their Class.


Shareholders of each Fund are entitled to one vote for each full share held and to a fractional vote for fractional shares. Shareholders in each Fund generally vote in the aggregate and not by class, unless the law expressly requires otherwise or the Directors determine that the matter to be voted upon affects only the interests of shareholders of a particular Fund or class of shares. The voting rights of shareholders are not cumulative. Shares have no preemptive or conversion rights (other than the automatic conversion of Class B shares into Class A shares as described under "Purchase of Shares--Conversion of Class B Shares"). The rights of redemption are described elsewhere herein. Shares are fully paid and nonassessable by the Corporation. It is the intention of the Corporation not to hold meetings of shareholders annually. The Directors of the Corporation may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or By-laws.

The Corporation's Articles of Incorporation provide that the presence in person or by proxy of the holders of record of one third of the shares outstanding and entitled to vote thereat shall constitute a quorum at all meetings of shareholders of a Fund, except as otherwise required by applicable law. The Articles of Incorporation further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of a Fund or Class, a Financial Intermediary may vote any shares as to which that Financial Intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Financial Intermediary is the agent of record. Any shares so voted by an Financial Intermediary are deemed represented at the meeting for purposes of quorum requirements.

The Portfolio is a series of the Deutsche Portfolios, a trust organized under the law of the State of New York. The Deutsche Portfolios' Declaration of Trust provides that the Funds and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Directors of the Corporation believe that neither the Funds nor their shareholders will be adversely affected by reason of the investment of all of the assets of the Funds in the Portfolio.


Each investor in the Portfolio, including the Funds, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange is open for regular trading. At 4:00 p.m. (U.S. Eastern time) on each such business day, the value of each investor's beneficial interest in the Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day that represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then recomputed as the percentage equal to the fraction (i)the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m. (U.S. Eastern time) on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. (U.S. Eastern time) on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of 4:00 p.m. (U.S. Eastern time) on the following business day of the Portfolio.

Whenever the Corporation is requested to vote on a matter pertaining to the Portfolio, the Corporation will vote its shares without a meeting of shareholders of the Funds if the proposal is one that, if made with respect to the Funds, would not require the vote of shareholders of the Funds, as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, the Corporation will hold a meeting of shareholders of the Funds and, at the meeting of investors in the Portfolio, the Corporation will cast all of its votes in the same proportion as the votes of the Funds' shareholders even if all Fund shareholders did not vote. Even if the Corporation votes all its shares at the Portfolio Trust meeting, other investors with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio.


As of March 20, 1998, the following shareholders owned 25% or more of the Funds, and therefore, may for certain purposes be deemed to control the Funds and be able to affect the outcome of certain matters presented for a vote of shareholders:

Federated Administrative Services, Pittsburgh, PA, owned 100% of the voting securities of the Class Y Fund.

Alvin E. Foreman, Bridgeport, CT, owned 54.61% of the voting securities of the Class A Shares of the Fund, comprising 54.61% of the total common stock of the Class A and Class B Fund.

--------------------------------------------------------------------------------
                                     TAXES
--------------------------------------------------------------------------------

The Corporation intends that the Funds will qualify as a separate "regulated investment company" under Subchapter M of the Code. As a regulated investment company, each Fund will not be subject to U.S. federal income tax on its income and gains that it distributes to stockholders, provided that it distributes at least 90% of its net investment income (which includes income, other than capital gains, net of operating expenses, and the Fund's net short-term capital gains in excess of its net long-term capital losses and capital loss carry forward, if any). Each Fund intends to distribute at least annually to its shareholders substantially all of its net investment income (and realized net capital gains, if any) for each taxable year. The Portfolio intends to elect to be treated as a partnership for U.S. federal income tax purposes. As such, the Portfolio generally should not be subject to U.S. taxes.


Dividends of net investment income are taxable to a U.S. shareholder as ordinary income whether such distributions are taken in cash or are reinvested in additional shares. Although each Fund does not intend to have any long-term capital gains, distributions of net long-term capital gains, if any, are taxable to a U.S. shareholder as long-term capital gains, regardless of how long the shareholder has held the Fund's shares and regardless of whether taken in cash or reinvested in additional shares.

For further information on taxes, see "Taxes" in the Statement of Additional Information.


--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


Each Fund sends to its shareholders annual and semiannual reports. The financial statements appearing in annual reports are audited by independent accountants. Shareholders also will be sent confirmations of each purchase and redemption on monthly statements, reflecting all other account activity, including dividends and any distributions reinvested in additional shares or credited as cash.


In addition to selling beneficial interests to the Funds, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the Funds. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the Administrator at 888-4-DEUTSCHE.

Each Fund may withdraw its investment from the Portfolio at any time if the Board of Directors of the Corporation determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Directors would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective and restrictions as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with its investment objective and policies.

--------------------------------------------------------------------------------
                                   APPENDIX A
--------------------------------------------------------------------------------

THIS APPENDIX IS INTENDED TO PROVIDE DESCRIPTIONS OF THE SHORT-TERM SECURITIES THE PORTFOLIO MAY PURCHASE. HOWEVER, OTHER SUCH SECURITIES NOT MENTIONED BELOW MAY BE PURCHASED FOR THE PORTFOLIO IF THEY MEET THE QUALITY AND MATURITY GUIDELINES SET FORTH IN THE PORTFOLIO'S INVESTMENT POLICIES.

U.S. Government Securities

Assets of the Portfolio may be invested in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities which are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, the Federal National Mortgage Association (FNMA), the U.S. Postal Service and the Resolution Funding Corporation (REFCORP), each of which has a limited right to borrow from the U.S. Treasury to meet its obligations, and securities of the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (FHLMC) and the Student Loan Marketing Association, the obligations of each of which may be satisfied only by the individual credit of the issuing agency. Securities which are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass-through obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Export-Import Bank. There is no percentage limitation with respect to investments in U.S. Government securities.

Bank Obligations

Assets of the Portfolio may be invested in U.S. dollar-denominated negotiable certificates of deposit, fixed time deposits and bankers' acceptances of banks, savings and loan associations and savings banks organized under the laws of the United States or any state thereof, including obligations of non-U.S. branches of such banks, or of non-U.S. banks or their U.S. or non-U.S. branches, provided that in each case, such bank has more than $500 million in total assets, and has an outstanding short-term debt issue rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Portfolio's Board of Trustees. See "Bond, Note and Commercial Paper Ratings" in the Statement of Additional Information.

There is no additional percentage limitation with respect to investments in negotiable certificates of deposit, fixed time deposits and bankers' acceptances of U.S. branches of U.S. banks and U.S. branches of non-U.S. banks that are subject to the same regulation as U.S. banks. Since the Portfolio may contain U.S. dollar-denominated certificates of deposit, fixed time deposits and bankers' acceptances that are issued by non-U.S. banks and their non-U.S. branches, the Portfolio may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of U.S. issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-U.S. deposits, less liquidity and more volatility in non-U.S. securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the Portfolio. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United States. Issuers of non-U.S. bank obligations may be subject to less stringent or different regulations than are U.S. bank issuers, there may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. Income earned or received by the Portfolio from sources within countries other than the United States may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. All such taxes paid by the Portfolio would reduce its net income available for distribution to investors (i.e., the Funds and other investors in the Portfolio); however, the Adviser would consider available yields, net of any required taxes, in selecting securities of non-U.S. issuers. While early withdrawals are not contemplated, fixed time deposits are not readily marketable and may be subject to early withdrawal penalties, which may vary. Assets of the Portfolio are not invested in obligations of the Manager, or the Distributor, or in the obligations of the affiliates of any such organization. Assets of the Portfolio are also not invested in fixed time deposits with a maturity of over seven calendar days, or in fixed time deposits with a maturity of from two business days to seven calendar days if more than 10% of the Portfolio's net assets would be invested in such deposits.

Commercial Paper

Assets of the Portfolio may be invested in commercial paper including variable rate demand master notes issued by U.S. corporations or by non-U.S. corporations which are direct parents or subsidiaries of U.S. corporations. Master notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a U.S. commercial bank acting as agent for the payees of such notes. Master notes are callable on demand, but are not marketable to third parties. Consequently, the right to redeem such notes depends on the borrower's ability to pay on demand. At the date of investment, commercial paper must be rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Portfolio's Board of Trustees. Any commercial paper issued by a non-U.S. corporation must be U.S. dollar-denominated and not subject to non-U.S. withholding tax at the time of purchase. Aggregate investments in non-U.S. commercial paper of non-U.S. issuers cannot exceed 10% of the Portfolio's net assets. Since the Portfolio may contain commercial paper issued by non-U.S. corporations, it may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of U.S. issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-U.S. deposits, less liquidity and more volatility in non-U.S. securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the Portfolio. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United States. There may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers.

Repurchase Agreements

Repurchase agreements may be entered into for the Portfolio only with a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. This is an agreement in which the seller (the "Lender") of a security agrees to repurchase from the Portfolio the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Portfolio are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and at no time are assets of the Portfolio invested in a repurchase agreement with a maturity of more than one year. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Portfolio always receives as collateral securities which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Collateral is marked to the market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Portfolio in each agreement along with accrued interest. Payment for such securities is made for the Portfolio only upon physical delivery or evidence of book-entry transfer to the account of IBT, the Portfolio's Custodian. If the Lender defaults, the Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Portfolio may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into for the Portfolio if, as a result, more than 10% of the Portfolio's net assets would be invested in such repurchase agreement together with any other investment for which market quotations are not readily available.

When-Issued and Delayed Delivery Securities

Securities may be purchased for the Portfolio on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no interest accrues to the Portfolio until delivery and payment take place. At the time the commitment to purchase securities for the Portfolio on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining the Portfolio's net asset value. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. Commitments for such when-issued securities are made only when there is an intention of actually acquiring the securities. To facilitate such acquisitions, a segregated account with the Custodian is maintained for the Portfolio with liquid assets in an amount at least equal to such commitments. Such a segregated account consists of liquid, high grade debt securities marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the commitments. On delivery dates for such transactions, such obligations are met from maturities or sales of the securities held in the segregated account and/or from cash flow. If the right to acquire a when-issued security is disposed of prior to its acquisition, the Portfolio could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued commitments for the Portfolio may not be entered into if such commitments exceed in the aggregate 15% of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments.

Securities of the World Bank, Other Supranational Organizations and Foreign Governments


Assets of the Portfolio may also be invested in obligations of the International Bank of Reconstruction and Development (also known as the World Bank) and certain other supranational organizations, which are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future. The Portfolio limits its investment in United States dollar-denominated obligations of foreign governments and their agencies and instrumentalities to the commercial paper and other short-term notes (or other notes with remaining maturities meeting the requirements of Rule 2a-7) issued or guaranteed by the governments, or agencies and instrumentalities thereof, that are members of the OECD (Organisation for Economic Co-Operation and Development) and those countries whose sovereign issuances qualify as Eligible Securities.

Other Obligations


Assets of the Portfolio may be invested in bonds, with remaining maturities not exceeding one year, issued by U.S. corporations which at the date of investment are rated within the highest rating category for such obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Portfolio's Board of Trustees.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Corporation or the Distributor. This Prospectus does not constitute an offer by the Corporation or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Corporation or the Distributor to make such offer in such jurisdiction.








                         Deutsche US Money Market Funds

               Class A Shares, Class B Shares and Class Y Shares

                      Statement of Additional Information

The Deutsche US Money Market Fund (the "Class A and Class B Fund") and the Deutsche Institutional US Money Market Fund (the "Class Y Fund") (collectively, the "Funds"), each is a series of the Deutsche Funds, Inc. (the "Corporation"), a management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of each Fund is to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

The Corporation seeks to achieve the investment objective of each Fund by investing all of the Fund's investable assets in US Money Market Portfolio (US Dollar) (the "Portfolio"), a diversified, open-end management investment company. The Portfolio pursues its investment objective by investing in high quality, short-term money market instruments.

The Portfolio is a series of the Deutsche Portfolios (the "Portfolio Trust"), an open-end investment company organized as a trust under the laws of the State of New York. The Portfolio has the same investment objective as the Funds. There can be no assurance that the Funds or the Portfolio will achieve their investment objective.

The Class A and Class B Fund offers two classes of shares, Class A shares and Class B shares (individually and collectively referred to as "Shares" as the context may require). Class A shares are offered at net asset value; Class B shares are designed primarily for temporary investment as part of a special investment program in Class B shares, and unlike shares of most money market funds, are offered at net asset value, but with a declining contingent deferred sales charge on redemptions made within six years.


Deutsche Fund Management, Inc. ("DFM"), a registered investment adviser and an indirect subsidiary of Deutsche Bank AG, a major global financial institution, is the investment manager (the "Manager") of the Portfolio. Deutsche Morgan Grenfell Investment Management Inc. ("DMGIM") is the investment adviser (the "Adviser") of the Portfolio. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Funds' Prospectus dated April 30, 1998, a copy of which may be obtained from the Corporation at the address noted below.

Federated Investors Tower
Pittsburgh, PA 15222-3779


    The date of this Statement of Additional Information is April 30, 1998.


Edgewood Services, Inc.

G02179-07 (4/98)

[RECYCLED LOGO]



Table of Contents



Investment Objective and Policies                                     1
-----------------------------------------------------------------------
 Loans of Portfolio Securities                                        1

Investment Restrictions                                               1
-----------------------------------------------------------------------
 Non-fundamental Restrictions                                         2
 Percentage and Rating Restrictions                                   2

Directors, Trustees and Officers                                      3
-----------------------------------------------------------------------
 Directors of the Corporation and Trustees
  of the Portfolio Trust                                              3
 Officers of the Corporation                                          4
 Compensation Table--Directors of
  the Corporation                                                     5
 Compensation Table--Trustees of
  the Portfolio Trust                                                 5
 Fund Ownership                                                       6

Manager                                                               6
-----------------------------------------------------------------------

Adviser                                                               7
-----------------------------------------------------------------------

Administrator                                                         7
-----------------------------------------------------------------------

Operations Agent                                                      8
-----------------------------------------------------------------------

Administrative Agent                                                  8
-----------------------------------------------------------------------

Distributor                                                           9
-----------------------------------------------------------------------

Transfer Agent, Custodian and Fund Accountant                        10
-----------------------------------------------------------------------

Independent Accountants                                              10
-----------------------------------------------------------------------

Purchase of Shares                                                   10
-----------------------------------------------------------------------
 Conversion to Federal Funds                                         10
 Purchasing Shares with Securities                                   10

Redemption of Shares                                                 10
-----------------------------------------------------------------------
 Redemption in Kind                                                  10
 Systematic Withdrawal Program                                       11

Exchange of Shares                                                   11
-----------------------------------------------------------------------

Net Asset Value                                                      11
-----------------------------------------------------------------------

Performance Data                                                     12
-----------------------------------------------------------------------
 Yield                                                               12
 General                                                             12
 Economic and Market Information                                     13

Portfolio Transactions                                               13
-----------------------------------------------------------------------

Taxes                                                                14
-----------------------------------------------------------------------
 United States Taxation                                              14
 State and Local Taxes                                               14

Description of Shares                                                14
-----------------------------------------------------------------------

Additional Information                                               15
-----------------------------------------------------------------------

Bond, Note and Commercial Paper Ratings                              16
-----------------------------------------------------------------------
 Moody's Investors Service, Inc. ("Moody's")
  Bond Ratings                                                       16
 Standard & Poor's Corporation ("S&P")                               16
 Note and Variable Rate Investment Ratings                           16
 Corporate Commercial Paper Ratings                                  16
 Other Considerations                                                16

Financial Statements                                                 17
-----------------------------------------------------------------------



Investment Objective and Policies
-------------------------------------------------------------------------------

The following supplements the information contained in the Funds' Prospectus concerning the investment objective, policies and techniques of the Portfolio.

Loans of Portfolio Securities

Securities of the Portfolio may be loaned if such loans are secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned plus accrued income. While such securities are on loan, the borrower pays the Portfolio any income accruing thereon, and cash collateral may be invested for the Portfolio, thereby earning additional income. All or any portion of interest earned on invested collateral may be paid to the borrower. Loans are subject to termination by the Portfolio in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its investors. Reasonable finders' and custodial fees may be paid in connection with a loan. In addition, all facts and circumstances, including the creditworthiness of the borrowing financial institution, are considered before a loan is made and no loan is made in excess of one year. There is the risk that a borrowed security may not be returned to the Portfolio.

Investment Restrictions
-------------------------------------------------------------------------------

The investment restrictions of the Funds and the Portfolio are identical, unless otherwise specified. Accordingly, references below to the Funds also include the Portfolio unless the context requires otherwise; similarly, references to the Portfolio also include the Funds unless the context requires otherwise.

The investment restrictions below have been adopted by the Corporation with respect to the Funds as indicated and by the Portfolio Trust with respect to the Portfolio as indicated. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of a Fund or the Portfolio, as the case may be. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities except as otherwise noted. Whenever a Fund is requested to vote on a change in the fundamental investment restrictions of the Portfolio, the Corporation will hold a meeting of Fund shareholders and will cast its votes as instructed by such Fund's shareholders.

Unless Sections 8(b)(1) and 13(a) of the 1940 Act or any Securities and Exchange Commission ("SEC") or SEC staff interpretations thereof are amended or modified, each Fund and the Portfolio may not (except that the Corporation may invest all of each Fund's assets in the Portfolio):

(1) enter into repurchase agreements with more than seven days to maturity if, as a result thereof, more than 10% of the market value of its net assets would be invested in such repurchase agreements together with any other investment for which market quotations are not readily available;

(2) enter into reverse repurchase agreements which, including any borrowings under Investment Restriction No. 3, exceed, in the aggregate, one-third of the market value of its total assets, less liabilities other than obligations created by reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, it will, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe, reduce the amount of the obligations created by reverse repurchase agreements to an extent that such obligations will not exceed, in the aggregate, one-third of the market value of its assets;

(3) borrow money, except from banks for extraordinary or emergency purposes and then only in amounts not to exceed 10% of the value of its total assets, taken at cost, at the time of such borrowing; mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed 10% of the value of its net assets at the time of such borrowing. Neither the Portfolio nor the Corporation on behalf of the Funds, as the case may be, will purchase securities while borrowings exceed 5% of its total assets. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes and does not apply to reverse repurchase agreements;

(4) enter into when-issued commitments exceeding in the aggregate 15% of the market value of its total assets, less liabilities other than obligations created by when-issued commitments;


(5) purchase the securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of such investments in such industry would equal or exceed 25% of the value of its total assets. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. Government securities and negotiable certificates of deposit, fixed time deposits and bankers' acceptances of U.S. branches of U.S. banks and U.S. branches of non-U.S. banks that are subject to the same regulation as U.S. banks;

(6) purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of its total assets would be invested in securities or other obligations or any one such issuer. This limitation does not apply to issues of the U.S. Government, its agencies or instrumentalities;

(7) make loans, except through the purchase or holding of debt obligations, repurchase agreements or loans of portfolio securities in accordance with its investment objective and policies (see "Investment Objective and Policies");

(8) purchase or sell puts, calls, straddles, spreads, or any combinations thereof; real estate; commodities; commodity contracts or interests in oil, gas or mineral exploration or development programs. However, bonds or commercial paper issued by companies which invest in real estate or interests therein including real estate investment trusts may be purchased;

(9) purchase securities on margin, make short sales of securities or maintain a short position, provided that this restriction is not deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date;

(10) invest in fixed time deposits with a duration of over seven calendar days, or in fixed time deposits with a duration of from two business days to seven calendar days if more than 10% of its total assets would be invested in such deposits;

(11) acquire securities of other investment companies;

(12) act as an underwriter of securities; or

(13) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.


Non-fundamental Restrictions

In order to comply with certain federal statutes and policies neither the Portfolio nor the Funds may as a matter of operating policy (except that each Fund may invest all of its assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the
Fund): (i) borrow money at any time at which the amount of its borrowings exceed 5% of its total assets (taken at market value), (ii) purchase securities issued by any investment company if such purchase at the time thereof would cause more than 5% of its total assets (taken at the greater of cost or market value) to be invested in the securities of such issuer, would cause more than 10% of its total assets (taken at the greater of cost or market value) to be invested in the securities of such issuer and all other investment companies or would cause more than 3% of the outstanding voting securities of any such issuer to be held for it, or (iii) invest more than 10% of its net assets in securities (valued at the greater of cost or market value) that are subject to legal or contractual restrictions on resale or in securities which are not readily marketable, including repurchase agreements and fixed time deposits having maturities of more than 7 days, provided that there is no limitation with respect to or arising out of investment in (a) securities that have legal or contractual restrictions on resale but have a readily available market or (b) securities that are not registered under the Securities Act but which can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act. These policies are not fundamental and may be changed without shareholder or investor approval in response to changes in the various federal requirements.

Percentage and Rating Restrictions


Except with respect to Fundamental Investment Restriction No. 2 and Non-fundamental Restriction (iii) above and the limitation on the Portfolio's obligations created by reverse repurchase agreements described in the Prospectus under "Investment Objectives, Policies and Restrictions--Reverse Repurchase Agreements," a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or a later change in the rating of a portfolio security is not considered a violation of policy. If the Funds' and the Portfolio's investment restrictions relating to any particular investment practice or policy are not consistent, the Portfolio has agreed with the Corporation, on behalf of the Funds, that the Portfolio will adhere to the more restrictive limitation.


The Funds will comply with Rule 2a-7 under the 1940 Act, including the eligibility, diversification, quality and maturity limitations imposed by the Rule.

Currently, pursuant to Rule 2a-7, the Funds may invest only in U.S. dollar-denominated "eligible securities" (as that term is defined in the Rule) that have been determined by the Adviser to present minimal credit risks pursuant to procedures approved by the Trustees. Generally, an eligible security is a security that (i) has a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO. A security that originally had a maturity of greater than 397 days is an eligible security if its remaining maturity at the time of purchase is 397 calendar days or less and the issuer has outstanding short-term debt that would be an eligible security. Unrated securities may also be eligible securities if the Adviser determines that they are of comparable quality to a rated eligible security pursuant to guidelines approved by the Trustees. A description to the ratings of some NRSROs appears in the Appendix attached hereto.

Under Rule 2a-7 each Fund may not invest more than five percent of its assets in the securities of any one issuer other than the United States Government, its agencies and instrumentalities. In addition, each Fund may not invest in a security that has received, or is deemed comparable in quality to a security that has received, the second highest rating by the requisite number of NRSROs (a "second tier security") if immediately after the acquisition thereof the Fund would have invested more than (A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities.

Directors, Trustees, and Officers
-------------------------------------------------------------------------------


The Directors of the Corporation, Trustees of the Portfolio Trust and executive officers of the Corporation and the Portfolio Trust, and principal occupations during the past five years (although their titles may have varied during the period) and business addresses are:

Directors of the Corporation and Trustees of the Portfolio Trust

-------------------------------------------------------------------------------
Edward C. Schmults

Member of the Board of Directors of Green Point Financial Corp. Chairman of the Board of Trustees of The Edna McConnell Clark Foundation. Director of The Germany Fund, Inc. and The Central European Equity Fund, Inc. Senior Vice President-External Affairs and General Counsel of GTE Corporation (prior to
1994). Mr. Schmults' address is Rural Route One, Box 788, Cuttingsville, VT
05738.

-------------------------------------------------------------------------------
Robert H. Wadsworth

President of The Wadsworth Group, First Fund Distributors, Inc. and Guinness Flight Investment Funds, Inc. Director of The Germany Fund, Inc., The New Germany Fund, Inc. and The Central European Equity Fund, Inc. Vice President of Professionally Managed Portfolios and Advisors Series Trust. Mr. Wadsworth's address is Investment Company Administration Corp., 479 West 22nd Street, New York, NY 10011.

-------------------------------------------------------------------------------
Werner Walbroel

President and Chief Executive of the German American Chamber of Commerce, Inc. Member of the United States German Youth Exchange Council. Director of TUV Rheinland of North America, Inc. President and Director of German American Partnership Program. Director of The Germany Fund, Inc., DB New World Fund, Limited and LDC, and The Central European Equity Fund, Inc. Mr. Walbroel's address is German American Chamber of Commerce, Inc., 40 West 57th Street, New York, NY 10019.

-------------------------------------------------------------------------------

G. Richard Stamberger*+

Managing Director of Deutsche Morgan Grenfell Inc. President, Deutsche Morgan Grenfell Investment Management Inc. Director of The Germany Fund, Inc., The New Germany Fund, Inc. and The Central European Equity Fund, Inc. Managing Director of C.J. Lawrence, Inc. (prior to 1993). Mr. Stamberger's address is Deutsche Morgan Grenfell Investment Management Inc., 31 West 52nd Street, New York, NY 10019.

-------------------------------------------------------------------------------

Christian Strenger*+

Managing Director of DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH (since
1991). Director of The Germany Fund, Inc., The New Germany Fund, Inc. and The Central European Equity Fund, Inc. Managing Director of Deutsche Bank Securities Corp. (prior to 1991). Mr. Strenger's address is DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH, Gruneburgweg 113-115, 60323 Frankfurt am Main, Germany.

-------------------------------------------------------------------------------

Officers of the Corporation

-------------------------------------------------------------------------------

Brian A. Lee+

President

President and Managing Director of DFM (since January 1997). Director of Deutsche Bank Trust Company (since 1994). President and Chief Operating Officer of Deutsche Bank Trust Company (1994 - 1997). Director of Deutsche Bank Securities Corp. (1993-1994). Director of Value Line Securities, Inc. (1992-
1993). National Director and Head of Retail Sales and Service Division, The Dreyfus Corporation (prior to 1992). Director, Boggy Creek Hole in the Wall Gang Camp for Children. Trustee, Valley Hospital. Director, Capital Sources Board, State of New Jersey.

-------------------------------------------------------------------------------

Joseph Cheung

Treasurer

Vice President (since 1996), Assistant Vice President (1994-1996) and Associate (1991-1994) of Deutsche Morgan Grenfell Inc. Treasurer of the CountryBaskets Index Fund, Inc. (1996-1997). Assistant Secretary and Assistant Treasurer of The Germany Fund, Inc., The Central European Equity Fund, Inc. and the New Germany Fund, Inc. (since 1993).

-------------------------------------------------------------------------------

Robert R. Gambee

Secretary

Director of Deutsche Morgan Grenfell, Inc. (since 1992). First Vice President of Deutsche Morgan Grenfell, Inc. (1987-1991). Treasurer and Secretary of The Germany Fund, Inc., The Central European Equity Fund, Inc. and the New Germany Fund, Inc.

-------------------------------------------------------------------------------

Laura Weber

Assistant Secretary and Assistant Treasurer

Associate of Deutsche Morgan Grenfell Inc. (since June, 1997). Manager of Raymond James Financial (1996-1997). Portfolio Accountant of Oppenheimer Capital (1995-1996). Supervisor (1994-1995) and Mutual Fund Accountant (1993-1994) of Alliance Capital Management.

-------------------------------------------------------------------------------

 * Is an "interested person" of the Corporation or the Portfolio Trust as that term is defined in the 1940 Act.


 + Mr. Lee, Mr. Strenger and Mr. Stamberger own less than 1% of the shares of Deutsche Bank AG, of which the Manager and Adviser are indirect subsidiaries.


The address of each officer of the Corporation is 31 West 52nd Street, New York, NY 10019.


Officers of the Portfolio Trust
-------------------------------------------------------------------------------

Holger Naumann

Treasurer. Director of DFM (since January 1997). Head of Participations at DWS-DGW since December 1995). Group Strategy Department at Deutsche Bank AG (prior to December 1995).

-------------------------------------------------------------------------------




Compensation Table--Directors of the Corporation
-------------------------------------------------------------------------------

                              Aggregate         Estimated Total
                             Compensation         Compensation
                               from the       from the Corporation
                             Corporation       and Fund Complex*+
-------------------------------------------------------------------------------
Edward C. Schmults,
Director                        $7,000              $44,750

Robert H. Wadsworth,
Director                        $7,000              $62,000

Werner Walbroel,
Director                        $7,000              $46,250

G. Richard Stamberger,
Director                          None              None

Christian Strenger,
Director                          None              None
-------------------------------------------------------------------------------

* The Fund Complex consists of the Corporation, the Portfolio Trust, The New Germany Fund, Inc., The Central European Equity Fund, Inc. and The Germany Fund, Inc.

+ Information is furnished for the period from May 22, 1997, organization date of the Corporation, to August 31, 1998.

Compensation Table--Trustees of the Portfolio Trust
-------------------------------------------------------------------------------


                                Aggregate       Estimated Total
                              Compensation     Compensation from
                                from the      the Portfolio Trust
                             Portfolio Trust   and Fund Complex*+
-------------------------------------------------------------------------------
Edward C. Schmults,
Trustee                          $7,000              $44,750

Robert H. Wadsworth,
Trustee                          $7,000              $62,000

Werner Walbroel,
Trustee                          $7,000              $46,250

G. Richard Stamberger,
Trustee                            None              None

Christian Strenger,
Trustee                            None              None
-------------------------------------------------------------------------------

* The Fund Complex consists of the Portfolio Trust, the Corporation, The New Germany Fund, Inc., The Central European Equity Fund, Inc. and The Germany Fund, Inc.

+ Information is furnished for the period from May 22, 1997, organization date of the Portfolio Trust, to August 31, 1998.

The non-interested Directors of the Corporation receive a base annual fee of $5,000 and $500 per meeting attended, plus expenses, which are paid jointly by all series of the Corporation and allocated among the series based upon their respective net assets.

The non-interested Trustees of the Portfolio Trust receive a base annual fee of $5,000 and $500 per meeting attended plus expenses which is paid jointly by all series of the Portfolio Trust and allocated among the series based upon their respective net assets.


Neither the Corporation nor the Portfolio Trust requires employees and none of the Corporation's officers devote full time to the affairs of the Corporation or receive any compensation from a Fund or a Portfolio.

Fund Ownership


As of March 20, 1998, the following shareholders of record owned 5% or more of the outstanding Class A Shares: Alvin E. Foreman, Bridgeport, CT, owned approximately 900 (54.61%) Class A Shares; Edward A. and Deborah A. Betts, Staten Island, NY, owned approximately 150 (9.10%) Class A Shares; Erin A. Copenbarger, Jersey City, NJ, owned approximately 150 (9.10%) Class A Shares; Natasha R. Mason, Edison, NJ, owned approximately 150 (9.10%) Class A Shares; and Federated Administrative Services, Pittsburgh, PA, owned approximately 100 (6.07%) Class A Shares.

As of March 20, 1998, no person owned 5% or more of the outstanding voting stock of the Class B Shares of the ClassA and B Fund.

As of March 20, 1998, the following shareholders of record owned 5% or more of the outstanding Class Y Shares: Federated Administrative Services, Pittsburgh, PA, owned 100 (100%) Class Y Shares.

As of March 20, 1998, the Directors of the Corporation, Trustees of the Portfolio Trust and Officers of the Corporation and the Portfolio Trust as a group owned less than 1% of the Funds. As of the same date, no person owned 5% or more of the outstanding voting stock of any Portfolio, except that the Corporation owned 100% of the outstanding beneficial interests in each Portfolio.

Manager
-------------------------------------------------------------------------------

The investment manager to the Portfolio is DFM, an indirect subsidiary of Deutsche Bank AG, a major global banking institution headquartered in Germany. DFM, with principal offices at 31 West 52nd Street, New York, New York 10019, is a Delaware corporation and registered investment adviser under the Investment Advisers Act of 1940.

Pursuant to an investment management agreement with the Portfolio Trust with respect to the Portfolio ("Management Agreement"), DFM acts as investment manager to the Portfolio and, subject to the supervision of the Board of Trustees of the Portfolio Trust, is responsible for, but may and has delegated as described below, under "Adviser," the management of the investment operations of the Portfolio's investments in accordance with its investment objective, policies and restrictions. DFM also provides the Portfolio with overall supervisory services over the other service providers and certain other services. The investment management services DFM provides to the Portfolio are not exclusive under the terms of the Management Agreement. DFM is free to render similar investment management services to others.

The Management Agreement is dated July 28, 1997 and will remain in effect until July 28, 1999 and from year to year thereafter, but only so long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio, or by the Portfolio Trust's Trustees, and (ii) by a vote of a majority of the Trustees of the Portfolio Trust who are not parties to such Management Agreement or "interested persons" (as defined in the 1940 Act) of the Portfolio Trust, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement was initially approved at a meeting held on July 28, 1997. The Management Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Portfolio Trust's Trustees, or by a vote of the holders of a majority of the Portfolio's outstanding voting securities, on 60 days' written notice to the Manager and by the Manager on 90 days' written notice to the Portfolio Trust. The Management Agreement provides that neither DFM nor its personnel shall be liable for any error of judgment or mistake of law or for any loss or expense in connection with the matters in which the agreement relates, except a loss resulting from wilful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement. See "Additional Information."

As compensation for the services rendered and related expenses borne by DFM under the Management Agreement with the Portfolio Trust with respect to the Portfolio, DFM receives a fee from the Portfolio, which is computed daily and may be paid monthly, equal to 0.15% of the average daily net assets of the Portfolio on an annualized basis for the Portfolio's then-current fiscal year. DFM and the Adviser have agreed to reimburse certain expenses of the Class A and Class B Fund, and, together with certain other service providers to the Class Y Fund and the Portfolio, to waive and/or reimburse expenses of the Class Y Fund, for at least one year from the respective Fund's commencement of operations. See also "Expenses" in the Prospectus.


The Portfolio did not have any operations through February 28, 1998, and therefore, did not incur any management fees.

The Glass-Steagall Act and other applicable laws generally prohibit banks (including foreign banks having U.S. operations, such as Deutsche Bank AG) from engaging in the business of underwriting or distributing securities in the United States, and the Board of Governors of the Federal Reserve System has issued an interpretation to the effect that under these laws a bank holding company registered under the Federal Bank Holding Company Act (or a foreign bank subject to such Act's provisions) or certain subsidiaries thereof may not sponsor, organize, or control a registered open-end investment company continuously engaged in the issuance of its shares, such as the Corporation. The interpretation does not prohibit a holding company (or such a foreign bank) or a subsidiary thereof from acting as investment manager and custodian to such an investment company. Deutsche Bank AG believes that DFM may perform the services for the Portfolio Trust and the Corporation contemplated by the Management Agreement without violation of the Glass-Steagall Act or other applicable banking laws or regulations. It is possible that future changes in federal statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent DFM from continuing to perform such services for the Portfolio.

Adviser
-------------------------------------------------------------------------------


DFM has entered into an investment advisory agreement (the "Advisory Agreement") dated July 28, 1997, with DWS International Portfolio Management GmbH and DMGIM on behalf of the Portfolio Trust with respect to the Portfolio and certain other portfolios of the Portfolio Trust. It is the Adviser's responsibility, under the overall supervision of DFM, to conduct the day-to-day investment decisions of the Portfolio, arrange for the execution of portfolio transactions and generally manage the Portfolio's investments in accordance with its investment objective, policies and restrictions.

The Adviser is an indirect subsidiary of Deutsche Bank AG. For these services, the Adviser receives from DFM a fee, which is computed daily and may be paid monthly, equal to 0.1125% of the average daily net assets of the Portfolio on an annualized basis for the Portfolio's then-current fiscal year.

The Advisory Agreement is dated July 28, 1997 and will remain in effect until July 28, 1999 and from year to year thereafter, but only so long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio, or by the Portfolio Trust's Trustees, and (ii) by a vote of a majority of the Trustees of the Portfolio Trust who are not parties to such Advisory Agreement or "interested persons" (as defined in the 1940 Act) of the Portfolio Trust, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was initially approved at a meeting held on July 28, 1997. The Advisory Agreement will terminate automatically if assigned or if the Management Agreement is terminated and is terminable at any time without penalty by a vote of a majority of the Portfolio Trust's Trustees, or by a vote of the holders of a majority of the Portfolio's outstanding voting securities, on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Manager and the Portfolio Trust. The Advisory Agreement provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss or expense in connection with the matters in which the agreement relates, except a loss resulting from wilful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement. See "Additional Information."

Administrator
-------------------------------------------------------------------------------

Under the master agreement for administration services with the Corporation ("Administration Agreement"), Federated Services Company serves as administrator to the Funds ("Administrator"). In connection with its responsibilities as Administrator, Federated Services Company, among other things (i) prepares, files and maintains the Funds' governing documents, registration statements and regulatory filings; (ii) prepares and coordinates the printing of publicly disseminated documents; (iii) monitors declaration and payment of dividends and distributions; (iv) projects and reviews the Funds' expenses; (v) performs internal audit examinations; (vi) prepares and distributes materials to the Directors of the Corporation; (vii) coordinates the activities of all service providers; (viii) monitors and supervises collection of tax reclaims; and (ix) prepares shareholder meeting materials.

The Administration Agreement between the Corporation and Federated Services Company (dated July 28, 1997) with respect to the Funds has an initial term of three years. Thereafter, the Administration Agreement will remain in effect until terminated by either party thereto. The agreement is terminable by the Corporation at any time after the initial term without penalty by a vote of a majority of the Directors of the Corporation, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Corporation (see "Additional Information"). The Administration Agreement is terminable by the Directors of the Corporation or shareholders of the Funds on 60 days' written notice to Federated Services Company. The agreement is terminable by the Administrator on 90 days' written notice to the Corporation. The Administration Agreement provides that neither Federated Services Company nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services, except for wilful misfeasance, bad faith or negligence or reckless disregard of its obligations and duties under the Agreement. See "Additional Information."

As Administrator, Federated Services Company receives a fee from each Fund, which is computed daily and may be paid monthly, at an annual rate, for at least the Fund's first year of operations, equal to 0.045% of the average daily net assets of the Fund on an annualized basis for the Fund's then-current fiscal year. If, after the Funds' first year of operations, the average net assets of the Portfolio (excluding net assets attributable to the Class Y Fund) have not reached $325 million, the Administrator's fee would be increased to an annual rate of 0.065% of the average daily net assets of each Fund up to $200 million and 0.525% of the average daily net assets of each Fund greater than $200 million. The Administrator has agreed, together with the Manager, the Adviser and certain other service providers to the Class Y Fund and the Portfolio, to waive a portion of its fees and/or reimburse expenses of the Fund under certain circumstances for at least one year from the Fund's commencement of investment operations. See "Expenses."


The Funds did not have any operations through February 28, 1998, and therefore, did not incur costs for administrative services.

Operations Agent
-------------------------------------------------------------------------------

Under an operations agency agreement with the Portfolio Trust ("Operations Agency Agreement"), Federated Services Company serves as operations agent to the Portfolio ("Operations Agent"). In connection with its responsibilities as Operations Agent of the Portfolio, Federated Services Company, among other things; (i) prepares governing documents, registration statements and regulatory filings; (ii) performs internal audit examinations; (iii) prepares expense projections; (iv) prepares materials for the Trustees of the Portfolio Trust;
(v) coordinates the activities of all service providers; (vi) conducts compliance training for the Adviser; and (vii) prepares investor meeting materials.

The Operations Agency Agreement between the Portfolio Trust and Federated Services Company (dated July 28, 1997) with respect to the Portfolio has an initial term of three years. Thereafter, the Operations Agency Agreement will remain in effect until terminated by either party thereto. The agreement is terminable by the Portfolio Trust at any time after the initial term without penalty by a vote of a majority of the Trustees of the Portfolio Trust, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio Trust (see "Additional Information"). The Operations Agency Agreement is terminable by the Trustees of the Portfolio Trust or investors of the Portfolio on 60 days' written notice to Federated Services Company. The agreement is terminable with respect to the Portfolio by Federated Services Company on 90 days' written notice to the Portfolio Trust. The Operations Agent Agreement provides that neither Federated Services Company nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services, except for wilful misfeasance, bad faith or gross negligence or reckless disregard of its obligations and duties under the Agreement.

As Operations Agent of the Portfolio, Federated Services Company receives a fee from the Portfolio, which is computed daily and paid monthly, at an annual rate, for at least the Portfolio's first year of operations, equal to 0.015% of the average daily net assets of the Portfolio. If, after the Portfolio's first year of operations, the average net assets of the Portfolio (excluding net assets attributable to the Class Y Fund) have not reached $325 million, the Operations Agent's fee would be increased to an annual rate of 0.035% of the average daily net assets of the Portfolio. See "Expenses" in the Prospectus.


The Portfolio did not have any operations through February 28, 1998, and therefore, did not incur any Operations Agency Fees.

Administrative Agent
-------------------------------------------------------------------------------

Under an administration agreement with the Portfolio Trust ("Administration Agreement"), IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)") serves as administrative agent to the Portfolio ("Administrative Agent"). In connection with its responsibilities as Administrative Agent of the Portfolio, IBT (Cayman)
(i) files and maintains governing documents, registration statements and regulatory filings; (ii) maintains a telephone line; (iii) approves annual expense budgets; (iv) authorizes expenses; (v) distributes materials to the Trustees of the Portfolio Trust; (vi) authorizes dividend distributions; (vii) maintains books and records; (viii) files tax returns; and (ix) maintains an investor register.

The Administration Agreement between the Portfolio Trust and IBT (Cayman) (dated July 28, 1997) with respect to the Portfolio has an initial term of three years. Thereafter, the Administration Agreement will remain in effect until terminated by either party thereto. The agreement is terminable by the Portfolio Trust at any time after the initial term without penalty by a vote of a majority of the Trustees of the Portfolio Trust, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio Trust (see "Additional Information"). The Administration Agreement is terminable by the Trustees of the Portfolio Trust or investors of the Portfolio on 60 days' written notice to IBT (Cayman). The agreement is terminable by IBT (Cayman) on 90 days' written notice to the Portfolio. The Administration Agreement provides that neither IBT (Cayman) nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services, except for wilful misfeasance, bad faith or negligence or reckless disregard of its obligations and duties under the Agreement.

As Administrative Agent of the Portfolio, IBT (Cayman) receives a fee from the Portfolio, which may be paid monthly, at the annual rate of $5,000.


The Portfolio did not have any operations through February 28, 1998, and therefore, did not incur any Administrative Agency fees.

Distributor
-------------------------------------------------------------------------------

The distribution agreement (the "Distribution Agreement") (dated July 28, 1997) between the Corporation and Edgewood Services, Inc. (the "Distributor") remains in effect indefinitely, but only so long as such agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Funds, or by the Corporation's Directors, and (ii) by a vote of a majority of the Directors of the Corporation who are not parties to such Distribution Agreement or "interested persons" (as defined in the 1940 Act) of the Corporation, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement terminates automatically if assigned by either party thereto and is terminable with respect to the Funds at any time without penalty by a vote of a majority of the Directors of the Corporation or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Funds (see "Additional Information"). The Distribution Agreement is terminable with respect to the Funds by the Corporation's Directors or shareholders of the Funds on 60 days' written notice to Edgewood. The Agreement is terminable by the Distributor on 90 days' written notice to the Corporation.


The Distributor is not obligated to sell any specific number of shares. Under a plan adopted in accordance with Rule 12b-1 of the 1940 Act on July 28, 1997, Class B shares of the Class A and Class B Fund are subject to a distribution plan (the "Distribution Plan") and Class A shares and Class B shares of the Class A and Class B Fund are subject to a service plan (the "Service Plan").



Under the Distribution Plan, Class B shares will pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of the Class A and Class B Fund represented by Class B shares to finance any activity which is principally intended to result in the sale of Class B shares of the Class A and Class B Fund subject to the Distribution Plan. A report of the amounts expended pursuant to the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Directors of the Corporation for review at least quarterly.


The Funds did not have any operations through February 28, 1998, and therefore, did not incur any distribution fees.

The Distribution Plan provides that it may not be amended to increase materially the costs which the Fund may bear pursuant to the Distribution Plan without shareholder approval and that other material amendments of the Distribution Plan must be approved by the Directors of the Corporation, and by the Directors who have no direct or indirect financial interest in the operation of the Distribution Plan or any related agreement and are not "interested persons" (as defined in the 1940 Act) of the Corporation ("Qualifying Directors"), by vote cast in person at a meeting called for the purpose of considering such amendments. While the Distribution Plan is in effect, the selection and nomination of the Directors of the Corporation has been committed to the discretion of the Qualifying Directors. The Distribution Plan has been approved, and is subject to annual approval, by the Directors of the Corporation and the Qualifying Directors, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Qualifying Directors voted to approve the Distribution Plan at a meeting held on July 28, 1997. The Distribution Plan is terminable with respect to the Class A and Class B Fund at any time by a vote of a majority of the Qualifying Directors or by vote of the holders of a majority of the Shares of the Fund.

Transfer Agent, Custodian and Fund Accountant
-------------------------------------------------------------------------------

Federated Shareholder Services Company, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, serves as the transfer agent and dividend disbursing agent for the Funds. As Transfer Agent and Dividend Disbursing Agent, Federated Shareholder Services Company is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts. Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116 acts as the custodian of the Funds' and the Portfolio's assets. Pursuant to the Custodian Contract with the Portfolio Trust, IBT is responsible for maintaining the books and records of portfolio transactions and holding portfolio securities and cash. In the case of foreign assets held outside the United States, IBT employs various subcustodians who were approved in accordance with the regulations of the SEC. The Custodian maintains portfolio transaction records. IBT Fund Services (Canada) Inc., One First Canadian Place, King Street West, Suite 2800, P.O. Box 231, Toronto, Ontario M5X1C8, provides fund accounting services to the Funds and the Portfolio including (i) calculation of the daily net asset value for the Funds and the Portfolio; (ii) monitoring compliance with investment portfolio restrictions, including all applicable federal and state securities and other regulatory requirements; and (iii) monitoring the Funds' and Portfolio's compliance with the requirements applicable to a regulated investment company under the Code.

The Transfer Agent, Custodian and Fund Accountant each has agreed to waive fees and/or reimburse expenses with respect to the Class Y Fund for its first year of operations. See "Expenses" in the Prospectus.

Independent Accountants
-------------------------------------------------------------------------------

The independent accountants of the Corporation are Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036. The independent accountants of the Portfolio Trust are Price Waterhouse, Kaya W.F.G. (Jombi) Mensing 18, P.O. Box 46, Curacao, Netherlands Antilles. The independent accountants conduct annual audits of financial statements, assist in the preparation and/or review of federal and state income tax returns and provide consulting as to matters of accounting and federal and state income taxation for the Funds or Portfolio, as the case may be.

Purchase of Shares
-------------------------------------------------------------------------------

Shares are sold at their net asset value on days the New York Stock Exchange and Federal Reserve Bank are open for business. The procedure for purchasing Shares is explained in the Prospectus under "Purchase of Shares."

Conversion to Federal Funds

It is the policy of each Fund to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds before shareholders begin to earn dividends. Federated Shareholder Services Company acts as the shareholder's agent in depositing checks and converting them to federal funds.


Redemption of Shares
-------------------------------------------------------------------------------


The Funds redeems shares at the next computed net asset value, less any applicable contingent deferred sales charge, after a Fund receives the redemption request. Redemption procedures are explained in the Funds' Prospectus under "Redemption of Shares." Although the transfer agent does not charge for telephone redemptions, it reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $5,000.

Class B shares redeemed within six years of purchase (determined with reference to the date of purchase of the Class B shares of the Deutsche Fund from which the shareholder exchanged) may be subject to a contingent deferred sales charge. The amount of the contingent deferred sales charge is based upon the amount of the administrative fee paid at the time of the original purchase by the Distributor to the financial institution for services rendered, and the length of time the investor remains a shareholder in the Class A and Class B Fund. Should Financial Intermediaries elect to receive an amount less than the fee that is stated in the Fund's Prospectus for servicing a particular shareholder, the contingent deferred sales charge and/or holding period for that particular shareholder will be reduced accordingly.

Redemption in Kind


Although the Corporation intends to redeem shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the Funds' portfolio. In such a case, the portfolio instruments to be distributed as redemption proceeds would be valued in the same way as the Portfolio determines net asset value. The portfolio instruments will be selected in a manner that the Directors of the Corporation and Trustees of the Portfolio deem fair and equitable. To the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs.

Systematic Withdrawal Program


The Systematic Withdrawal Program permits the Class A and Class B Fund shareholders to request withdrawal of a specified dollar amount (minimum $100) on either a monthly or quarterly basis from accounts with $10,000 minimum at the time the shareholder elects to participate in the Systematic Withdrawal Program. The amounts that a shareholder may withdraw under a Systematic Withdrawal Program that qualify for elimination of the contingent deferred sales charge may not exceed 12% annually with reference initially to the value of the Class B shares upon establishment of the Systematic Withdrawal Program and then as calculated at the fiscal year end. Amounts that exceed the 12% annual limit for redemption, as described, will be subject to the contingent deferred sales charge. In determining the applicability of the contingent deferred sales charge, the 12-month holding requirement for any new Class B shares received through an exchange will include the period for which the exchanged Class B shares were held. However, for purposes of meeting the $10,000 minimum account value requirement, Class B share account values will not be aggregated.

Exchange of Shares
-------------------------------------------------------------------------------


An investor may exchange shares from any series of the Deutsche Funds, Inc. (a "Deutsche Fund") into shares of the same class of any other Deutsche Fund, as described under "Exchange of Shares" in the Funds' Prospectus. Class A shares, when exchanged into another Deutsche Fund, may incur a sales load at the time as required by that Deutsche Fund. For complete information, the prospectus relating to the Fund into which a transfer is being made should be read prior to the transfer. Requests for exchange are made in the same manner as requests for redemptions. See "Redemption of Shares." Shares of the Fund to be acquired are purchased for settlement when the proceeds from redemption become available. The Corporation reserves the right to discontinue, alter or limit the exchange privilege at any time.

Net Asset Value
-------------------------------------------------------------------------------

The net asset value of each of the Funds' shares is determined each day the New York Stock Exchange is open for regular trading and the Federal Reserve Bank is open for business. (As of the date of this Statement of Additional Information, such Exchange and banks are so open every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day.) This determination of net asset value of each share of the Funds is made once during each such day as of 3:00 p.m. (U.S. Eastern time) by subtracting from the value of each Fund's total assets (i.e., the value of its investment in the Portfolio and other assets) the amount of its pro rata share liabilities, including expenses payable or accrued, and dividing the difference by the number of shares of each share class or Fund outstanding at the time the determination is made. It is anticipated that the net asset value of each share class and each Fund will remain constant at $1.00 and, although no assurance can be given that it will be able to do so on a continuing basis, the Corporation and the Portfolio Trust employ specific investment policies and procedures to accomplish this result.

The value of the Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the Funds is determined. The value of each Fund's investment in the Portfolio is determined by multiplying the value of the Portfolio's net assets by the percentage, effective for that day, which represents the Fund's share of the aggregate beneficial interests in the Portfolio.

The securities held by the Portfolio are valued at their amortized cost. Pursuant to a rule of the SEC, an investment company may use the amortized cost method of valuation subject to certain conditions and the determination that such method is in the best interests of the Funds' shareholders and the Portfolio's other investors. The use of amortized cost valuations is subject to the following conditions: (i) as a particular responsibility within the overall duty of care owed to the Portfolio's investors, the Trustees of the Portfolio Trust have established procedures reasonably designed, taking into account current market conditions and the investment objective of its investors, to stabilize the net asset value as computed; (ii) the procedures include periodic review by the Trustees of the Portfolio Trust, as they deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the value of the Portfolio's net assets using amortized cost and the value of the Portfolio's net assets based upon available indications of market value with respect to such portfolio securities; (iii) the Trustees of the Portfolio Trust will consider what steps, if any, should be taken if a difference of more than 1/2 of 1% occurs between the two methods of valuation; and (iv) the Trustees of the Portfolio Trust will take such steps as they consider appropriate, such as shortening the average portfolio maturity, realizing gains or losses, establishing the value of the Portfolio's net assets by using available market quotations, or reducing the value of interests in the Portfolio, to minimize any material dilution or other unfair results which might arise from differences between the two methods of valuation.

Such conditions also generally require that: (i) investments for the Portfolio be limited to instruments which the Trustees of the Portfolio Trust determine present minimal credit risks and which are of high quality as determined by any nationally recognized statistical rating organization that is not an affiliated person of the issuer of, or any issuer, guarantor or provider of credit support for, the instrument, or, in the case of any instrument that is not so rated, is of comparable quality as determined by the Investment Adviser under the general supervision of the Trustees of the Portfolio Trust; (ii) a dollar-weighted average portfolio maturity of not more than 90 days be maintained and no instrument is purchased with a remaining maturity of more than 397 days (792 in the case of U.S. Government securities); (iii) the Portfolio's available cash will be invested in such a manner as to reduce such maturity to 90 days or less as soon as is reasonably practicable, if the disposition of a portfolio security results in a dollar-weighted average portfolio maturity of more than 90 days; and (iv) no more than 5% of the Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities).

It is expected that the Funds will have a positive net income at the time of each determination thereof. If for any reason a Fund's net income is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the Fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to those accounts. If and to the extent that negative net income exceeds declared dividends at the end of the month, the Fund would reduce the number of outstanding Fund shares by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional shares in his or her account which represents his or her share of the amount of such excess. Each shareholder would be deemed to have agreed to such contribution in these circumstances by his or her investment in the Fund.

Performance Data
-------------------------------------------------------------------------------

From time to time, the Funds may quote performance in reports, sales literature and advertisements published by the Corporation. Current performance information for the Funds may be obtained by calling the number provided on the cover page of this Statement of Additional Information. See also "Management of the Corporation and the Portfolio Trust--Performance Information" in the Prospectus.

Yield

The current and effective yield for each class of Shares of the Funds may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Seven-day current yield is computed by dividing the net change in account value (exclusive of capital changes) of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day calendar period by the value of that account at the beginning of that period, and multiplying the return over the seven-day period by 365/7. For purposes of the calculation, net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but does not reflect realized gains or losses or unrealized appreciation or depreciation. In addition, the Corporation may use an effective annualized yield quotation for the Funds computed on a compounded basis by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7, and subtracting 1 from the result.

General

The performance of each of the classes of Shares will vary from time to time depending upon market conditions, the composition of the Portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Funds' performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in either Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices or averages or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

The performance of the Funds may also be compared to the performance of money managers as reported in market surveys such as SEI Fund Evaluation Survey (a leading data base of tax-exempt funds) or mutual funds such as those reported by Lipper Analytical Services, Morningstar, Micropal, Money Magazine's Fund Watch or Wiesenberger Investment Companies Service, each of which measures performance following their own specific and well-defined calculation measures.

The yield should not be considered a representation of the yield of a Fund in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held for the Portfolio, changes in interest rates on investments, and the Fund's expenses during the period.

Yield information may be useful for reviewing the performance of the Funds and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, a Fund's yield does fluctuate, and this should be considered when reviewing performance or making comparisons.


Economic and Market Information

Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effects or expected effects on the securities markets. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.

Portfolio Transactions
-------------------------------------------------------------------------------

The Adviser for the Portfolio places orders for all purchases and sales of portfolio securities, enters into repurchase and reverse repurchase agreements and executes loans of portfolio securities. Fixed-income securities are generally traded at a net price with dealers acting as principal for their own account without a stated commission. The price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. From time to time certificates of deposit may be purchased through intermediaries who may charge a commission for their services.

The Adviser does not seek profits through short-term trading. However, it may on behalf of the Portfolio dispose of any portfolio security prior to its maturity if it believes such disposition is advisable even if this action realizes profits.

Since brokerage commissions are not normally paid on investments which are made for the Portfolio, turnover resulting from such investments should not adversely affect the net asset value of the Portfolio. In connection with portfolio transactions for the Portfolio, the Adviser intends to seek best price and execution on a competitive basis for both purchases and sales of securities.

On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other customers, the Adviser to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Portfolio. In some instances, this procedure might adversely affect the Portfolio.

Deutsche Bank AG or one of its subsidiaries or affiliates may act as one of the agents of the Portfolio in the purchase and sale of portfolio securities when, in the judgment of the Adviser, that firm will be able to obtain a price and execution at least as favorable as other qualified brokers. As one of the principal brokers for the Portfolio, Deutsche Bank AG may receive brokerage commissions from the Portfolio.

Taxes
-------------------------------------------------------------------------------

The following information supplements and should be read in conjunction with the sections in the Prospectus entitled " Dividends and Distributions" and "Taxes."

United States Taxation

Each Fund intends to qualify and intends to remain qualified as a regulated investment company (a "RIC") under Subchapter M of the Code. As a RIC, a Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, investments in other RICs and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs). As a RIC, the Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gains in excess of net long-term capital losses for the taxable year is distributed.

To maintain a constant $1.00 per share net asset value, the Trustees may direct that the number of outstanding shares be reduced pro rata. If this adjustment is made, it will reflect the lower market value of portfolio securities and not realized losses.

State and Local Taxes

Each Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states that have income tax laws might differ from treatment under the federal income tax laws. For example, a portion of the dividends received by shareholders may be subject to state income tax. Shareholders should consult their own tax advisors with respect to any state or local taxes.

The foregoing discussion is based on U.S. federal tax laws in effect on the date hereof. These laws are subject to change by legislative or administrative action, possibly with retroactive effect.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Prospective investors in shares of the Funds should consult their own tax advisers as to the tax consequences of investing in such shares, including the consequences under state, local and other tax laws.

Description of Shares
-------------------------------------------------------------------------------


The Corporation is an open-end management investment company organized as a Maryland corporation on May 22, 1997. The Articles of Incorporation currently permit the Corporation to issue 17,500,000,000 shares of common stock, par value $0.001 per share, of which 5,000,000,000 shares have been classified as shares of Deutsche US Money Market Fund and 10,000,000,000 shares have been classified as shares of Deutsche Institutional US Money Market Fund. The Corporation currently consists of eleven such series and two classes of shares for each series except the Class Y Fund, which has only one class of shares.

Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the Corporation do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Corporation may elect all of the Directors of the Corporation if they choose to do so and in such event the other shareholders in the Corporation would not be able to elect any Director. The Corporation is not required and has no current intention to hold meetings of shareholders annually, but the Corporation will hold special meetings of shareholders when in the judgment of the Corporation's Directors it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Directors by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Directors. Shareholders also have the right to remove one or more Directors without a meeting by a declaration in writing by a specified number of shareholders. Shares have no preference, pre-emptive, conversion or similar rights (except the automatic conversion of Class B Shares into Class A Shares as discussed in the Prospectus under "Purchase of Shares"). Shares, when issued, are fully paid and non-assessable.

Stock certificates are not issued by the Corporation except upon written request. No certificates will be issued for fractional shares.

The Articles of Incorporation of the Corporation contain a provision permitted under Maryland Corporation Law which under certain circumstances eliminates the personal liability of the Corporation's Directors to the Corporation or its shareholders.

The Articles of Incorporation and the By-Laws of the Corporation provide that the Corporation indemnify the Directors and officers of the Corporation to the full extent permitted by the Maryland Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Corporation. However, nothing in the Articles of Incorporation or the By-Laws of the Corporation protects or indemnifies a Director or officer of the Corporation against any liability to the Corporation or its shareholders to which he would otherwise be subject by reason of willful wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Interests in the Portfolio have no preference, preemptive, conversion or similar rights and are fully paid and non-assessable. The Portfolio Trust is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its Trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in the Portfolio.

Additional Information
-------------------------------------------------------------------------------

As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" (as defined in the 1940 Act) currently means the vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting securities, whichever is less.

Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors.

A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the New York Stock Exchange or foreign stock exchange is closed for other than weekends and holidays or when regular trading on such Exchange is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or
(iii) for such other periods as the SEC may permit.

Telephone calls to a Fund, the Transfer Agent, the Distributor, or Financial Intermediaries with respect to shareholder servicing may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Corporation's Registration Statement filed with the SEC under the 1933 Act and the Corporation's and the Portfolio Trust's Registration Statement filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.



Bond, Note, and Commercial Paper Ratings
-------------------------------------------------------------------------------

Moody's Investors Service, Inc. ("Moody's") Bond Ratings

Aaa--Bonds rated Aaa are judged to be of the "best quality." Aa1 is the rating directly below Aaa, and then continues to Aa2, Aa3 to show relative strength within the rating category.

Standard & Poor's Corporation ("S&P")

AAA--The AAA rating is the highest rating assigned to debt obligations and indicates an extremely strong capacity to pay principal and interest.

Note and Variable Rate Investment Ratings

Moody's--MIG-1. Notes rated MIG-1 are judged to be of the best quality, enjoying strong protection from established cash flow of funds for their services or from established and broad-based access to the market for refinancing or both.

S&P--SP-1. SP-1 denotes a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation (SP-1+).

Corporate Commercial Paper Ratings

Moody's--Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Prime-1 indicates highest quality repayment capacity of rated issue.

S&P--Commercial Paper ratings are a current assessment of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Issues rated A-1 have the greatest capacity for timely payment. Issues rated "A-1+" are those with an "overwhelming degree of credit protection."

Other Considerations

Among the factors considered by Moody's in assigning bond, note and commercial paper ratings are the following: (i) evaluation of the management of the issuer;
(ii) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (iii) evaluation of the issuer's products in relation to competition and customer acceptance; (iv) liquidity; (v) amount and quality of long-term debt; (vi) trend of earnings over a period of 10 years; (vii) financial strength of a parent company and the relationships which exist with the issuer; and (viii) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Among the factors considered by S&P in assigning bond, note and commercial paper ratings are the following: (i) trend of earnings and cash flow with allowances made for unusual circumstances, (ii) stability of the issuer's industry, (iii) the issuer's relative strength and position within the industry and (iv) the reliability and quality of management.



Deutsche Funds, Inc.
Statement of Assets & Liabilities
September 19, 1997

                                                     Deutsche        Deutsche
                                                        US       Institutional US
                                                   Money Market    Money Market
                                                       Fund            Fund
---------------------------------------------------------------------------------
ASSETS:
 Investment in corresponding Deutsche Portfolio       $  100          $  100
 Deferred organization expenses (Note 1)               5,022           5,022
---------------------------------------------------------------------------------
  Total Assets                                         5,122           5,122
---------------------------------------------------------------------------------
LIABILITIES
 Organization expenses payable                         5,022           5,022
---------------------------------------------------------------------------------
  Total Liabilities                                    5,022           5,022
---------------------------------------------------------------------------------
  Net Assets                                          $  100          $  100
=================================================================================

Shares outstanding ($.001 par value)                     100             100
=================================================================================
Net Asset Value per share                             $ 1.00          $ 1.00
=================================================================================
COMPOSITION OF NET ASSETS
 Paid in capital                                         100             100
---------------------------------------------------------------------------------
  Net Assets, September 19, 1997                      $  100          $  100
=================================================================================

                       See Notes to Financial Statements



Deutsche Funds, Inc.
Notes to Financial Statement
September 19, 1997
-------------------------------------------------------------------------------

Note 1--General

Deutsche Funds, Inc. (the "Company") was incorporated in Maryland on May 22, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company currently consists of eleven separate investment series (the "Funds"). The accompanying financial statement and notes relate to the Deutsche US Money Market Fund and Deutsche Institutional US Money Market Fund, (each a "Fund" and collectively the "Money Market Funds") each of which is, in effect, a separate mutual fund.

Each of the Money Market Funds will seek to achieve their respective investment objective by investing substantially all of their assets in the US Money Market Portfolio (US Dollar) (the "Portfolio", one of the ten portfolios constituting the Deutsche Portfolios (the "Portfolio Trust")) having substantially the same investment objective of each of the Money Market Funds.

The Company has not retained the services of an investment adviser since the Money Market Funds will seek to achieve their investment objective by investing all of their investable assets in the Portfolio. The Portfolio is managed by Deutsche Fund Management, Inc. ("DFM"), an indirect subsidiary of Deutsche Bank AG. Federated Services Company intends to serve as Administrator to the Money Market Funds and Federated Shareholder Services Company intends to serve as transfer agent and dividend disbursing agent to the Money Market Funds. Edgewood Services, Inc. ("Edgewood") intends to serve as distributor to the Money Market Funds (the "Distributor").

Each Fund will absorb daily a pro-rata portion of the Portfolio's income and expenses, including fees paid to DFM and the amortization of organization expenses. Additionally, the Deutsche US Money Market Fund offers two classes of shares to investors, Class A and Class B. Both Class A shares and Class B shares are subject to a Service Plan and Class B shares are also subject to a Distribution Plan. Each Class will bear their respective portion of the expenses under the Service and Distribution Plan.

The Company has had no operations through September 19, 1997, other than those relating to organizational matters and the sale of 100 Class A shares for $100 by each Fund to Edgewood. Organization expenses incurred in connection with the organization and initial registration of the Company will be paid initially by DFM and reimbursed by the Funds. Such organization expenses have been deferred and will be amortized ratably over a period of sixty months from the commencement of operations of the Funds. The amount paid by each Fund on any redemption by Edgewood (or any subsequent holder) of such Fund's initial shares will be reduced by the pro-rata portion of any unamortized organization expenses of the Money Market Funds.

Note 2--Commitments and Related Agreements

The Company intends to retain the services of Federated Services Company as Administrator. Under the Administration Agreement, Federated Services Company will assist in the operations of the Funds subject to the direction and control of the Board of Directors of the Company. For its services, Federated Services Company will receive a fee from each Fund, which is computed daily and paid monthly, at an annual rate of 0.045% of each Fund's average daily net assets. If after the first year of operations of each Fund, the average net assets of the Portfolio have not reached $325 million, the Administrator's fee would be increased to an annual rate of 0.065% of the average daily net assets of each Fund up to $200 million and 0.0525% of such assets in excess of $200 million for the Fund's then current fiscal year.

The Company intends to enter into a distribution agreement with Edgewood. Edgewood will serve as principal distributor for shares of the Funds. The Company intends to adopt a Service and Distribution Plan in accordance with Rule 12b-1 of the 1940 Act whereby Class B shares are subject to the Distribution Plan and Class A shares and Class B shares are subject to the Service Plan. Under the Distribution Plan, Class B shares of Deutsche US Money Market Fund will pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of the Deutsche US Money Market Fund represented by Class B shares to finance any activity which is principally intended to result in the sale of Class B shares of the Deutsche US Money Market Fund.

Federated Shareholder Services Company will serve as the transfer agent and dividend disbursing agent for the Funds. Federated Services Company and Federated Shareholder Services Company are both affiliated with Edgewood. IBT Fund Services (Canada) Inc. will provide fund accounting services to the Funds.

DFM together with IBT Fund Services (Canada) Inc., its affiliates, and other service providers have voluntarily agreed that they will waive their fees and/or reimburse each Fund through at least one year from the Money Market Funds' commencement of operations, to the extent necessary to maintain each Fund's total operating expenses (which includes expenses of the Fund and its pro-rata portion of expenses of the corresponding Portfolio, but does not cover extraordinary expenses during the period) at not more than 0.20% of the average daily net assets of Deutsche Institutional US Money Market Fund, and at not more than 0.55% and 1.30% of the average daily net assets of Class A shares and Class B shares, respectively, of the Deutsche US Money Market Fund.



Report of Independent Accountants
-------------------------------------------------------------------------------


To the Shareholder and Board
of Directors of Deutsche Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Deutsche US Money Market Fund and Deutsche Institutional US Money Market Fund (two of eleven separate funds constituting Deutsche Funds, Inc., hereafter referred to as the "Funds") at September 19, 1997, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Funds' management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
September 22, 1997



Deutsche Portfolios
Statement of Assets & Liabilities
September 19, 1997
--------------------------------------------------------------------

                                                   US
                                              Money Market
                                          Portfolio (US Dollar)
--------------------------------------------------------------------
ASSETS:
 Cash                                            $   210
 Deferred organization expenses (Note 1)          52,957
--------------------------------------------------------------------
  Total Assets                                    53,167
--------------------------------------------------------------------
LIABILITIES
 Organization expenses payable                    52,957
--------------------------------------------------------------------
  Total Liabilities                               52,957
====================================================================
Net Assets                                       $   210
====================================================================

                       See Notes to Financial Statement.




Deutsche Portfolios
Notes to Financial Statement
September 19, 1997
-------------------------------------------------------------------------------

Note 1--General

Deutsche Portfolios ("Portfolio Trust") was organized on June 20, 1997, as a business trust under the laws of the State of New York and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Portfolio Trust currently consists of ten separate investment series (the "Portfolios"), each of which is, in effect, a separate mutual fund. The accompanying financial statement and notes relate to the US Money Market Portfolio (US Dollar) (the "Portfolio").

Deutsche Fund Management, Inc. ("DFM"), an indirect subsidiary of Deutsche Bank AG, intends to serve as investment manager (the "Manager") to the Portfolio Trust. Investors Bank & Trust Company intends to serve as the custodian to the Portfolio Trust. IBT Fund Services (Canada) Inc. intends to serve as the fund accounting agent to the Portfolio Trust.

The Declaration of Trust of the Portfolios permits its Trustees to issue interests in the Portfolio Trust. The Portfolio has had no operations through September 19, 1997, other than those relating to organizational matters, including the issuance of the following initial interests ("Initial Interests") to the Deutsche US Money Market Fund and the Deutsche Institutional US Money Market Fund, two of the eleven funds constituting Deutsche Funds, Inc. (each a "Fund" and collectively the "Funds"), and Edgewood Services Inc. ("Edgewood"), distributor of the Funds:

---------------------------------------------------------------------------------------------
                                Initial Interest                 Initial Interest
       Portfolio                to Deutsche Fund         Amount    to Edgewood     Amount
---------------------------------------------------------------------------------------------
US Money Market
 Portfolio (US Dollar)    Deutsche US Money Market Fund    $100      Edgewood        $10
US Money Market
 Portfolio (US Dollar)    Deutsche Institutional
                          US Money Market Fund             $100

The investment objective of the Portfolio is primarily to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

Organization expenses incurred in connection with the organization and initial registration of the Portfolio Trust will be paid initially by DFM and reimbursed by the Portfolios. Such organization expenses have been deferred and will be amortized ratably over a period of sixty months from the commencement of operations of the Portfolios. Any amount received by the Portfolio from its corresponding Fund as a result of a redemption by Edgewood of any of its Initial Interests in the Portfolio will be applied so as to reduce the amount of unamortized organization expenses. The amount paid by the Portfolio Trust on any withdrawal by the Funds of all or part of its Initial Interests in the Portfolio will be reduced by a portion of any unamortized organization expenses of the Portfolio, determined by the proportion of the amount of the Initial Interest withdrawn to the aggregate amount of the Initial Interests in the Portfolio then outstanding after taking into account any prior withdrawals of any portion of the Initial Interests in the Portfolio.

Note 2--Commitments and Related Agreements

The Portfolio Trust intends to retain the services of DFM as Manager. DFM retains overall responsibility for supervision of the investment management program for the Portfolio but has delegated the day-to-day management of the investment operations of the Portfolio to an Adviser. As compensation for the services rendered by DFM under the investment management agreement ("Management Agreement") with the Portfolio Trust with respect to the Portfolio, DFM receives a fee from the Portfolio, which is computed daily and paid monthly, equal to 0.15% of the average daily net assets of the Portfolio on an annualized basis for the Portfolio's then-current fiscal year. DFM has retained the services of Deutsche Morgan Grenfell Investment Management, Inc. ("DMGIM") as the investment adviser. The adviser is an indirect subsidiary of Deutsche Bank AG. As compensation for its services DMGIM receives a fee paid from DFM which is based on the average daily net assets of the Portfolio.

The Portfolio Trust intends to retain Federated Services Company as Operations Agent to the Portfolios. As Operations Agent of the Portfolios, Federated Services Company will receive a fee from the Portfolio, which is computed daily and paid monthly, at the annual rate of 0.015% of the average daily net assets of the Portfolio. If after the first year of operations, the average net assets of the Portfolio have not reached $325 million, the Operations Agent's fee would be increased to an annual rate of 0.035% of the average daily net assets of the Portfolio. Federated Services Company is affiliated with Edgewood.

The Portfolio Trust intends to enter into an administrative agreement with IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)"). As Administrative Agent of the Portfolios, IBT (Cayman) will receive a fee from the Portfolio, which is computed daily and paid monthly, at the annual rate of 0.025% of the average daily net assets of the Portfolio.



Report of Independent Accountants
-------------------------------------------------------------------------------


To the Initial Interest Holders and Board of Trustees of Deutsche Portfolios

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of US Money Market Portfolio (US Dollar) (one of ten separate portfolios constituting Deutsche Portfolios, hereafter referred to as the "Portfolios") at September 19, 1997, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Portfolios' management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse
Price Waterhouse
Curacao, Netherlands Antilles
September 22, 1997



No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by the Corporation or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer by the Funds or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.






PART C:  OTHER INFORMATION.
Item 24.  Financial Statements and Exhibits.

(a) Financial Statements:  Filed in Part A.


 (b)  Exhibits:

               1 --     (a) Articles of Amendment and Restatement. (3)

                        (b) Articles of Amendment.(3)

               2 --     By-Laws of the Registrant.(1)

               3 --     Not Applicable.

               4 --     (a) Class A Specimen certificate. (5)

                        (b) Class B Specimen certificate. (5)

                            Additional rights of security holders are set forth in Articles Fifth and Twelfth of the Registrant's Articles of Incorporation and Articles I and V of the Registrant's By-Laws, which are filed as Exhibits 1 and 2, respectively, to this Registration Statement.

               5 --     Investment Advisory Agreement.(3)

                        (a) Investment Management Agreement (5)

               6 --     (a) Conformed copy of Distribution Agreement. +

                        (b) Conformed copy of Mutual Funds Sales and Service
                            Agreement. +

               7 --     Not Applicable.

               8 -- (i) Conformed copy of Custodian Agreement between Investors Bank and Trust Company and the Registrant.+

                   (ii) Custodian Agreement between Deutsche Portfolios and
                        Investors Bank and Trust Company.(3)

               9 -- (a) (i) Conformed copy of Master Agreement for
                            Administration Services
                            between Federated Services Company and the Registrant. +

                    (a)(ii) Administration Agreement between Deutsche
                            Portfolios and IBT Trust Company (Cayman) Ltd.(3)

                    (b) (i) Conformed Copy of Fund Accounting Agreement between
                            IBT Fund Services
                            (Canada) Inc. and the Registrant. +

                    (b)(ii) Fund Accounting Agreement between Deutsche
                            Portfolios and IBT Funds Services (Canada) Inc.(3)

                    (c) Conformed copy of Services Agreement. +

                    (d) Operations Agency Agreement.(4)

              10 --    Opinion of Counsel (including consent). (5)

              11 -- (a) Independent auditors' consent (Deutsche Top 50 World
             Fund, Deutsche Top 50 Europe Fund; Deutsche Top 50 Asia Fund; Deutsche Top 50 US Fund; Deutsche European Mid-Cap Fund; Deutsche German Equity Fund; Deutsche Japanese Equity Fund; Deutsche Global Bond Fund; Deutsche European Bond Fund). +
                          (b) Independent auditors' consent (Deutsche US Money
                              Market Fund and
               Deutsche Institutional US Money Market Fund). +
                           (c) Independent auditors' consent (Deutsche US Money
               Market Portfolio and Deutsche Institutional US Money Market Portfolio). +
                         (d) Independent auditors' consent (Deutsche Top 50
             World Portfolio, Deutsche Top 50 Europe Portfolio; Deutsche Top 50 Asia Portfolio; Deutsche Top 50 US Portfolio; Deutsche European Mid-Cap Portfolio; Deutsche German Equity Portfolio; Deutsche Japanese Equity Portfolio; Deutsche Global Bond Portfolio; Deutsche European Bond Portfolio). +



              12 -- Not Applicable.

              13 -- Investment representation letters from initial shareholders. (5)

              14 -- Not Applicable.

              15 --    Conformed copy of Distribution and Services Plan. +

              16 -- (a) Schedule for Computation of Fund Performance Data -
             Total Return (Deutsche Top 50 World Fund, Deutsche Top 50 Europe Fund; Deutsche Top 50 Asia Fund; Deutsche Top 50 US Fund; Deutsche European Mid-Cap Fund; Deutsche German Equity Fund; Deutsche Japanese Equity Fund; Deutsche Global Bond Fund; Deutsche European Bond Fund). +
                          (b) Schedule for Computation of Fund Performance
                              Data - Yield (Deutsche Global
             Bond Fund, Deutsche European Bond Fund). +

              17-- Financial Data Schedules. +

              18 --    Multiple Class (Rule 18f-3) Plan.(3)

              99 --    Power of Attorney. (5)

- ---------------------
+  All exhibits have been filed electronically.
(1) Incorporated by reference to the Registrant's registration statement on Form N-1A as filed with the Commission on May 23, 1997.
(2) Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's registration statement on Form N-1A as filed with the Commission on August 1, 1997.
(3) Incorporated by reference to Pre-Effective Amendment No. 4 to the Registrant's registration statement on Form N-1A as filed with the Commission on September 18, 1997.
(4) Incorporated by reference to Pre-Effective Amendment No. 5 to the Registrant's registration statement on Form N-1A as filed with the Commission on September 19, 1997.
(4) Incorporated by reference to Pre-Effective Amendment No. 6 to the Registrant's registration statement on Form N-1A as filed with the Commission on September 23, 1997.




Item 25.   Persons Controlled by or under Common Control with
           Registrant

           Immediately prior to the initial public offering of the shares of the Registrant, Edgewood Services, Inc., a New York corporation will own all of the outstanding shares of Deutsche Top 50 World, Deutsche Top 50 Europe, Deutsche Top 50 Asia, Deutsche Top 50 US, Deutsche European Mid-Cap Fund, Deutsche German Equity Fund, Deutsche Japanese Equity Fund, Deutsche Global Bond Fund, Deutsche European Bond Fund, Deutsche US Money Market Fund and Deutsche Institutional US Money Market Fund. Edgewood Services, Inc. may, therefore, be deemed to control the Registrant. The following entities may therefore be deemed to be under common control with the Registrant:

           Advanced Information Services, a Delaware business trust Federated Bank and Trust, a New Jersey bank Federated Administrative Services, a Delaware business trust Federated Shareholder Services Company, a Delaware business trust Retirement Plan Services Company of America, a Delaware business trust Federated Administrative Services, Inc., a Pennsylvania corporation FS Holdings Inc., a Delaware corporation Federated Services Company, a Pennsylvania corporation FII Holdings Inc., a Delaware corporation Federated Shareholder Services, a Delaware business trust FFSI Insurance Agency Inc., a Massachusetts corporation Federated Investors Insurance Inc., a Pennsylvania corporation Federated International Management Limited, an Irish limited liability company Federated Global Research Corp., a Delaware corporation Federated Investment Counseling, a Delaware business trust Federated Research, a Delaware business trust Federated Management, a Delaware business trust Federated Research Corp., a Maryland corporation Federated Advisers, a Delaware business trust Federated Investors Building Corp., a Pennsylvania corporation Federated Financial Services, Inc., a Pennsylvania corporation Federated Securities Corp., a Pennsylvania corporation Exchange Fund Research Corp., a Pennsylvania corporation Federated Investors Management Company, a Pennsylvania corporation Federated Investors, Inc., a Pennsylvania corporation

Each listed entity is wholly owned by Federated Investors, a Delaware business trust. Each listed entity is included in the consolidated financial statements of Federated Investors.

Item 26.  Number of Holders of Securities.

    Title of Class                            Number of Record Holders
     Common Stock Class A                       (as of March 20, 1998)

Deutsche European Mid-Cap Fund                         22
Deutsche German Equity Fund                            14
Deutsche Japanese Equity Fund                          9
Deutsche Global Bond Fund                              15
Deutsche European Bond Fund                            8
Deutsche Top 50 World                                  48
Deutsche Top 50 Europe                                 15
Deutsche Top 50 Asia                                   15
Deutsche Top 50 US                                     51
Deutsche US Money Market Fund                          26



    Title of Class                            Number of Record Holders
     Common Stock Class B                       (as of March 20, 1998)

Deutsche European Mid-Cap Fund                         5
Deutsche German Equity Fund                            8
Deutsche Japanese Equity Fund                          4
Deutsche Global Bond Fund                             4
Deutsche European Bond Fund                       4
Deutsche Top 50 World                                  4
Deutsche Top 50 Europe                                 4
Deutsche Top 50 Asia                                   4
Deutsche Top 50 US                                     5
Deutsche US Money Market Fund                          4

Title of Class                            Number of Record Holders
     Common Stock Class Y                       (as of March 20, 1998)

Deutsche Institutional US Money Market Fund            4

Item 27.          Indemnification

         Reference is made to Article EIGHTH of Registrant's Articles of Amendment and Restatement.

         Registrant, its Directors and officers, and persons affiliated with them are insured against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer of controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.          Business and Other Connections of Investment Adviser.

Deutsche Fund Management, Inc. ("DFM"), DWS International Portfolio Management GmbH ("DWS-IPM") and Deutsche Morgan Grenfell Investment Management Inc. ("DMGIM") are each indirect subsidiaries of Deutsche Bank AG.

Deutsche Fonds Holding GmbH ("DFH"), a holding company organized under German law, 93% owned by Deutsche Bank AG; sole shareholder of DFM (since 1/97); sole shareholder of DWS-IPM (since 5/97).

Deutsche Bank AG, a publicly-held global financial institution, trading on the Frankfurt Stock Exchange); sole shareholder of DFH (since 9/94).

Deutsche Bank North America Holding Corp. ("DBNAH"), a holding company organized under US law, 100% owned by Deutsche Bank AG; sole shareholder of Deutsche Bank U.S. Financial Markets Holding Corporation.

Deutsche Bank U.S. Financial Markets Holding Corporation, a holding company organized under US law, 100% owned by DBNAH; sole shareholder of DMGIM.

Brian A. Lee, President and Managing Director of DFM (since 1/97); President and Chief Operating Officer of Deutsche Bank Trust Company ("DBTC")(prior to 1997).

Christian Strenger, Chairman of the Board of Directors of DFM (since 1/97); Managing Director/Spokesman of DFH (since 9/94); Managing Director/Spokesman of DWS-IPM (since 5/97); Managing Director/Spokesman of DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH ("DWS-DGW)(since 8/91).

Udo Behrenwaldt, Director of DFM (since (5/97); Managing Director of DFH (since 9/94); Manager Director of DWS-IPM (since 5/97); Executive Director of DB Investment Management, S.A. (since 7/87); Managing Director of DWS-DGW (since 11/75).

Holger Naumann, Director of DFM (since 1/97); Head of Participations at DWS-DGW (since 12/95); Group Strategy Department at Deutsche Bank AG (prior to 12/95).

Bernd-Albrecht von Maltzan, Director of DFM (since 5/97); Divisional Board Member of Deutsche Bank AG (since 7/96); Managing Director of Deutsche Morgan Grenfell in Frankfurt and London (prior to 7/96).

Michael C. Lowengrub, Treasurer of DFM (since 1/97); Treasurer of DBTC (since 4/95); Director and Comptroller - Private Banking at Deutsche Bank AG-New York Branch (since 10/92).

Thomas A. Curtis, Secretary of DFM (since 1/97); Secretary of CB Management Corp. (since 2/96); Director and Counsel of Deutsche Bank AG-New York Branch (since 7/95).

Axel-Guenther Benkner, Managing Director of DWS-IPM (since 5/97); Managing Director of DFH (since 9/94); Managing Director of Deutsche
Vermoegensbildungsgesellschaft mbH (since 12/90); Managing Director of DWS-DGW (since 2/91).

Heinz-Wilheim Fesser, Senior Portfolio Manager of DWS-IPM (since 5/97); Fixed Income-Global at DWS-DGW (since 12/??).

Klaus Kaldmorgen, Senior Portfolio Manager of DWS-IPM (since 5/97); Equities-Global at DWS-DGW (since 12/??).

Klaus Martini, Senior Portfolio Manager of DWS-IPM (since 6/97); Head of Equities - Europe at DWS-DGW (since 7/84).

Elisabeth Weisenhorn, Senior Portfolio Manager of DWS-IPM (since 6/97); Head of Equities - Germany at DWS-DGW (since 11/85).

Reinhold Volk, Chief Financial Officer of DWS-IPM (since 6/97); Head of Controlling at DWS-DGW (since 10/86).

Mathias Geuckler, Chief Compliance Officer of DWS-IPM (since 6/97), Chief Compliance Officer of DWS-DGW (since 11/92).

Gerhard Seifried, Chief Operations Officer of DWS-IPM (since 6/97); Head of Fund Administration at DWS-DGW (since 10/85).

Guy Richard Stamberger, President, Chief Executive Officer and Director of DMGIM (since 10/94); Director of DBTC (since 4/95); Managing Director of Deutsche Bank Securities Corporation (prior to 10/94).

David Alan Zornitsky, Secretary and Treasurer of DMGIM (since 10/94); Assistant Vice President at Deutsche Bank Securities Corporation (prior to 10/94).


Item 29.          Principal Underwriters.

                  (a) Edgewood Services, Inc. ("Edgewood") the Distributor for shares of the Registrant, also acts as principal underwriter for the following open-end investment companies: Excelsior Institutional Trust (formerly, UST Master Funds, Inc.), Excelsior Tax-Exempt Funds, Inc. (formerly, UST Master Tax-Exempt Funds, Inc.), Excelsior Institutional Trust, FTI Funds, FundManager Portfolios, Marketvest Funds, Marketvest Funds, Inc., Old Westbury Funds, Inc., BT Advisor Funds, BT Pyramid Funds, BT Investment Funds and BT Institutional Funds.

                  (b) Set forth below are the names and positions of each Director and officer of Edgewood. The principal business address of these individuals is Federated Investors Tower, Pittsburgh, PA 15222. Unless otherwise specified, no officer or Director of Edgewood serves as an officer or Director of the Registrant.

                         Position and Offices with        Position and Offices
    Name                 Edgewood                         with the Registrant
- -------------            ---------------------------      --------------------
Lawrence Caracciolo      Director, President,                    --
                         Edgewood Services, Inc.

Arthur L. Cherry         Director,                               --
                         Edgewood Services, Inc.

J. Christopher Donohue   Director,                               --
                         Edgewood Services, Inc.

Thomas P. Sholes         Director,                               --
                         Edgewood Services, Inc.

Ronald M. Petnuch        Vice President,                         --
                         Edgewood Services, Inc.

Thomas P. Schmitt        Vice President,                         --
                         Edgewood Services, Inc.

Ernest L. Linane         Assistant Vice President,               --
                         Edgewood Services, Inc.

S. Elliot Cohan          Secretary,                              --
                         Edgewood Services, Inc.

Thomas J. Ward           Assistant Secretary,                    --
                         Edgewood Services, Inc.

Kenneth W. Pegher, Jr.   Treasurer,                              --
                         Edgewood Services, Inc.


         (c)      Not Applicable.


Item 30.          Location of Accounts and Records.

         All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of:

         Deutsche Funds, Inc.
         2nd Federated Square
         Pittsburgh, PA  15222

         Edgewood Services, Inc.
         Federated Investors Tower
         Pittsburgh, PA  15222-3779
         (distributor)

         Federated Services Company
         Federated Investors Tower
         Pittsburgh, PA  15222-3779
         (administrator)

         Federated Shareholder Services Company
         Federated Investors Tower
         Pittsburgh, PA  15222-3779
         (transfer agent)

         Investors Bank & Trust Company
         200 Clarendon Street
         Boston, MA  02116
         (Custodian)

         IBT Fund Services (Canada) Inc.
         One First Place
         King Street West, Suite 2800
         P.O. Box 231
         Toronto, Ontario  M5X1C8
         (Fund Accountant)

Item 31.          Management Services.

         Other than as set forth under the caption "Management of the Corporation and the Portfolio Trust" in the Prospectus constituting Part A of the Registration Statement, Registrant is not a party to any management-related service contract.

Item 32.          Undertakings.

         (a) The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders upon request and without charge.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereto duly authorized in New York, New York on the 13th day of April, 1998.


                                     DEUTSCHE FUNDS, INC.

                                     By /S/ BRIAN A. LEE
                                            Brian A. Lee
                                            President


         Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated above.

Signature                                     Title


EDWARD C. SCHMULTS*                            Director
Edward C. Schmults



ROBERT A. WADSWORTH*                           Director
Robert A. Wadsworth



WERNER WALBROEL*                               Director
Werner Walbroel



G. RICHARD STAMBERGER*                         Director
G. Richard Stamberger



CHRISTIAN STRENGER*                            Director
Christian Strenger



JOSEPH E. CHEUNG*                              Treasurer
Joseph E. Cheung


*By:  /S/ BRIAN A. LEE
      Brian A. Lee
      as Attorney-in-Fact pursuant to a
      Power of Attorney filed previously.

                                   SIGNATURES

     Deutsche Portfolios has duly caused this Post-effective Amendment to the Registration Statement on Form N-1A of Deutsche Funds, Inc. (File No. 333-7008) to be signed on its behalf by the undersigned, thereto duly authorized, in Frankfurt, Germany on the 13th day of April, 1998.

                                     DEUTSCHE PORTFOLIOS

                                     By      /S/CHRISTIAN STRENGER
                                             Christian Strenger


     This Post-effective Amendment to the Registration Statement on Form N-1A of Deutsche Funds, Inc. (File No. 333-7008) has been signed below by the following persons in the capacities indicated on the date indicated above.
Signature                                     Title


EDWARD C. SCHMULTS*                           Trustee
Edward C. Schmults



ROBERT A. WADSWORTH*                          Trustee
Robert A. Wadsworth



WERNER WALBROEL*                              Trustee
Werner Walbroel



G. RICHARD STAMBERGER*                        Trustee
G. Richard Stamberger



/S/CHRISTIAN STRENGER                         Trustee
Christian Strenger



JOSEPH E. CHEUNG*                             Treasurer
Joseph E. Cheung



*By:  /S/CHRISTIAN STRENGER
      Christian Strenger
      as Attorney-in-Fact pursuant to a
      Power of Attorney filed herewith.